UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number(s) 811-22845

Barings Funds Trust

(Exact Name of Registrant as Specified in Charter)

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 805-7200

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Barings LLC

Independence Wharf

470 Atlantic Avenue

Boston MA 02210

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: December 31, 2017

Item 1.	Reports to Stockholders.

BARINGS FUNDS TRUST

Semi-Annual Report

December 31, 2017

BFT Service Providers

ADVISER

Barings LLC

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

SUB-ADVISER

Barings Global Advisers Limited

61 Aldwych

London, UK

WC2B4AE

COUNSEL TO THE TRUST

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY

10112-0015

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT AND REGISTRAR

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

FUND ADMINISTRATION/ACCOUNTING

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

FUND DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

BLUE SKY ADMINISTRATION

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Funds Trust (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-877-766-0014; (2) on the Trust’s website at http://www.Barings.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.Barings.com or upon request by calling, toll-free, 1-877-766-0014.

Duncan Robertson

President,

Barings Funds Trust

Barings Funds Trust

Barings Global Floating Rate Fund

Barings Global Credit Income Opportunities Fund

Barings Active Short Duration Bond Fund

Barings Total Return Bond Fund

Barings Emerging Markets Debt Blended Total Return Fund

Barings Emerging Markets Local Currency Debt Fund

Barings Global High Yield Fund

Barings U.S. High Yield Fund

Dear Shareholder,

Thank you for your continued trust and partnership in 2017. The year was characterized by continued strength across capital markets – as global equity indices achieved record highs and corporate bond markets remained well-supported by an investor base still hungry for yield.

In addition to the strength witnessed across capital markets, the global economy also performed better than many market forecasters had predicted. This momentum was broad-based as the world’s three major growth engines – the U.S., Europe and Asia – accelerated simultaneously.

As we consider what lies ahead in 2018 and beyond, we see both tailwinds and headwinds for the global economy and capital markets. On the positive side, consumer optimism, manufacturing measures and employment trends all look to be in healthy or improving territory across the world’s major economies. Corporate issuers of equity and debt also appear to be in fairly good shape – balance sheets do not appear to be overly leveraged; corporate debt default rates remain low by historical standards; and the earnings outlook continues to be strong across both developed and emerging markets.

However, as we are now nine years removed from the last recession, having witnessed a continued march higher in asset prices over that time, we believe investors must be particularly mindful of risks at this point in the cycle. Interest rates are on the rise in the U.S. with other developed markets potentially to follow. And while the U.S. economy appears poised to handle the impact of higher rates, monetary policy missteps become more likely late in the economic cycle. Similarly, while inflation has been largely absent during the long recovery from the Global Financial Crisis, there are signs that this may soon again become a risk that markets must grapple with. And politic risk, as always, has a way of rearing its head in unexpected ways – elections this year in Mexico and Brazil will have broad implications for both emerging and developed markets; Brexit negotiations will likely be back in the headlines; and the implementation (or lack thereof) of the Trump administration’s policies from tax and immigration reforms to infrastructure spending all have the potential to introduce volatility to markets.

At Barings, our focus continues to be on delivering you, our shareholders, with strong risk-adjusted returns throughout the ups and downs of economic and market cycles. We aim to implement a consistent and repeatable active management approach grounded in rigorous, bottom-up fundamental analysis. From global high yield to emerging markets debt and investment grade corporate credit, our goal is to provide you with the strategies that meet your investment goals today, and to grow and adapt so that we can continue to meet your needs in the future.

On behalf of the entire Barings team, we thank you for your partnership and trust and we look forward to helping you achieve your investment objectives.

Sincerely,

Duncan Robertson

President

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trusts’ current or future investments. We undertake no obligation to publicly update these forward looking statements, whether as a result of new information, future events, or otherwise.

ALPS Distributors, Inc. is the distributor for the Barings mutual funds. ALPS and Barings are separate and unaffiliated. A prospectus can be obtained by calling 1.855.439.5459. Read the prospectus carefully before investing. Investors should carefully consider the investment objective, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

Investment Objective

The investment objective of the Barings Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) is to seek a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the six month reporting period through December 31, 2017 of 2.26%, performing in line with the Credit Suisse Global Loan Benchmark, which returned 2.25%.[1]

What factors influenced performance of the Fund?

∎	During the last half of 2017, the global loan markets had positive returns in five of six months and defaults were below historical averages.

∎	From a geographic perspective, the Fund’s slight overweight to European loans helped performance as the European loans in the Fund modestly outperformed the U.S. loans.

∎	From a ratings category perspective, the Fund was overweight the lower segments (B and CCC) of the market, which outperformed, and underweight the BB segment.

∎	Every sector, except consumer durables and media telecom, generated positive returns. The sectors that contributed the most to performance versus the index were finance and retail. The two sectors that detracted the most from performance versus the index were consumer durables and forest products/containers.

Describe recent portfolio activity.

∎	During the period, the Fund increased its exposure to U.S. loans and reduced exposure to European loans, as for most of the period we found more attractive opportunities in the U.S. than in Europe. At the end of the period, European loans started to look more attractive.

∎	Over the last six months, only one of the Fund’s top three sector exposures have changed as oil and gas dropped out. The Fund’s three largest sectors were diversified/conglomerate services, healthcare, education and childcare and chemicals, plastics and rubber. The two sectors that decreased the most during the period were telecommunications and oil and gas. The two sectors that increased the most were finance and chemicals, plastics and rubber.

∎	By ratings category, the Fund increased exposure to the B category and reduced exposure to the BB and CCC categories.

Describe portfolio positioning at period end.

∎	The Fund finished the six month reporting period, ending December 31, 2017, with 85.1% weighting to global senior secured loans, 8.4% to global senior secured high yield bonds and 6.2% to cash.

∎	From an industry perspective, the Fund remains well-diversified across a number of sectors, with higher concentrations in diversified/conglomerate services (11.3%), healthcare, education and childcare (11.0%) and chemicals, plastics and rubber (6.4%) as of December 31, 2017.

1.	Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

∎	As of December 31, 2017, the Fund had the following credit quality breakdown: 0.9% in BBB assets, 25.4% in BB assets, 55.7% in B assets and 6.5% in CCC and below assets. Approximately 5.3% of the Fund’s assets are not publicly rated. Cash and accrued income accounted for the remaining 6.3% of the portfolio assets.[2]

∎	The top five countries in the portfolio at the end of the reporting period are the U.S. (73.0%), the U.K. (5.8%), Germany (4.6%), France (3.9%) and the Netherlands (2.4%). Overall, the Fund has exposure to 15 different countries, and we continue to focus on building a well-diversified portfolio of global floating rate securities.

Describe market and portfolio outlook.

∎	As the global loan market has delivered strong returns over the last two years, some investors may believe that valuations appear rich. While headline spreads for global loans are at the lowest levels since the post-financial crisis years, spreads have been lower in previous low-default environments.

∎	In the current environment, we are seeing pockets of opportunity for strong risk-adjusted returns in B assets, which can offer a substantial spread premium over BB assets.

∎	We believe the stable to improving fundamentals of high yield issuers, expected low defaults, and the strong technical backdrop could cause spreads to further tighten. Looking ahead, the pace of new deal issuance (supply) and fund flows (demand) could have a significant impact on spreads in 2018.

2.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2017.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2017.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

Investment Objective

The investment objective of the Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund” or the “Fund”) is to seek an absolute return, primarily through current income and secondarily through capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the six month reporting period through December 31, 2017 of 2.08% and underperformed the 3-Month USD LIBOR + 500 basis points[1] Benchmark, which returned 3.17%.[2]

What factors influenced performance of the Fund?

∎	During the second half of 2017, the global high yield bonds market outperformed the global loan market, but both markets had positive returns as defaults remained below historical averages.

∎	CLOs were the top performing asset class, followed by loans and bonds. As bonds had the largest allocation, they were the largest contributors to performance.

∎	From a geographic perspective, the Fund’s North American assets outperformed the European assets, and were the largest contributors to performance.

∎	From a ratings category perspective, the Fund’s B assets were the largest contributors to performance, followed by BB and CCC assets.

∎	Broadcasting, consumer durables and food and drug were the only negative performing sectors during the period. The sectors that contributed the most to performance were healthcare and metals/minerals.

Describe recent portfolio activity.

∎	During the period, the Fund increased its exposure to the U.S. and reduced its exposure to Europe, as for most of the period we found more attractive opportunities in the U.S. than in Europe. At the end of the period, European loans and bonds started to look more attractive versus the U.S.

∎	The Fund’s loan and CLO exposure increased, while the Fund’s bond exposure decreased.

∎	By ratings category, the Fund increased exposure to the BB and CCC categories, and reduced exposure to the B and not publicly rated categories.

∎	Over the last six months, only one of the Fund’s top three sector exposures have changed as finance dropped out. The Fund’s three largest sectors in terms of exposure were oil and gas, diversified/conglomerate services, and healthcare, education and childcare. The two sectors to which the Fund’s exposure decreased the most during the period were oil and gas and diversified/conglomerate manufacturing. The two sectors to which the Fund’s exposure increased the most were insurance and healthcare, education and childcare.

1.	A unit that is equal to 1/100th of 1% or 0.01%.

2.	Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. The return shown includes 3 Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

Describe portfolio positioning at period end.

∎	The Fund finished the semi-annual reporting period, ending December 31, 2017, with an allocation of 44.7%, 32.7% and 14.4% to global high yield bonds, global senior secured loans and CLOs, respectively. The remainder of the portfolio was invested in a few opportunistic special situation credits at 0.6%, equities at 0.7% and cash at 6.9%. A significant portion of the portfolio (over 60%) is senior secured in nature (includes CLOs backed by secured loans), which can potentially mitigate principal loss in the event that default rates increase.

∎	From an industry perspective, the Fund remains well-diversified across a number of sectors, with higher concentrations in oil and gas (9.3%), diversified/conglomerate services (8.5%), and healthcare, education and childcare (7.3%) as of December 31, 2017.

∎	As of December 31, 2017, the Fund had the following credit quality breakdown: 0.6% in BBB assets, 32.0% in BB assets, 45.0% in B assets and 11.5% in CCC and below assets. Approximately 4.0% of the Fund’s assets are not publicly rated.[3]

∎	The top five countries in the portfolio at the end of the reporting period are the U.S. (71.4%), the U.K. (7.7%), the Netherlands (3.5%), Germany (3.0%) and France (1.6%). The Cayman Islands exposure related to the Fund’s CLO holdings is included in the U.S. Overall, the Fund has exposure to 15 different countries, and we continue to focus on building a well-diversified portfolio of global high yield securities.

Describe market and portfolio outlook.

∎	As the global high yield bond and loan markets have delivered strong returns over the last two years, some investors may believe that high yield valuations appear rich. While headline spreads for global loans and high yield bonds are at the lowest levels since the post-financial crisis years, spreads have been lower in previous low-default environments.

∎	In the current environment, we are seeing pockets of opportunity for strong risk-adjusted returns in B assets, which can offer a substantial spread premium over BB assets, with considerably lower duration and higher levels of secured assets.

∎	We believe the stable to improving fundamentals of high yield issuers, expected low defaults, and the strong technical backdrop could cause spreads to further tighten. Looking ahead, the pace of new deal issuance (supply) and fund flows (demand) could have a significant impact on spreads in 2018. Overall, we continue to see select opportunities across both U.S. and European high yield bond and loan markets.

3.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2017.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2017.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

Investment Objective

Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund” or the “Fund”) seeks to achieve a high total rate of return, primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the six month reporting period through December 31, 2017 of 0.79%, outperforming the Bloomberg Barclays U.S. 1-3 Year Government Bond Index, which returned (0.03%).[1]

What factors influenced performance of the Fund?

∎	Duration positioning positively contributed to performance relative to the index. The Fund uses Treasury bonds and futures to help manage duration. During the period, the slope points along the curve we monitor flattened. In accordance with our duration management process, the Fund shortened duration to 1.0 year to end the year.

∎	The Fund’s allocation to corporate credit contributed positively to performance. Corporate spreads have tightened over the period to help performance. Allocations to banking and the financial services sectors benefitted the Fund. Information technology and pharmaceuticals detracted over the period.

∎	Asset backed securities (ABS) was the primary contributor within the securitized sector. Allocations to government-guaranteed FFELP student loans and automobile receivable ABS collateral were the largest contributing subsectors.

∎	Downside derivative mitigation, such as using investment grade CDX index credit default swaps (a swap where the seller compensates the buyer in the event of a default) to partially hedge our longer duration ABS exposures, CMBX to gain exposure to the CMBS sector and a payer/receiver swaption pair to hedge against possible rising volatility detracted from performance during the period.

Describe recent portfolio activity.

∎	The Fund ended the period with a duration position of 1.0 year, as the yield curve between one year and three years remains flattened along all the relevant slope points.

∎	The Fund reduced the CMO agency allocation to help shorten overall Fund duration during the period. The allocation was 1.0% at the end of the period.

1.	Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury and U.S. Agency Indices. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) that have remaining maturities of more than one year and up to but not including 3 years. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

Describe portfolio positioning at period end.

∎	The Fund continues to be well-diversified across corporates, securitized and governments. The corporate allocation is at approximately 42.8%, with 37.6% in investment grade corporates, 4.0% in BB-rated and crossover high yield and 1.2% in U.S. dollar-denominated emerging markets.[2] U.S. money centers and regional banks represent the largest corporate allocation to the Fund. Away from the banking sector, insurance still offers attractive income opportunities with decent fundamentals. We also believe that opportunities remain in specific single names based on fundamental research recommendations.

∎	The securitized ABS allocation was 25.6% at the end of the year. Student loans represent the largest allocation, followed by automotive loan collateral. Additional ABS subsectors consist of other subsectors such as timeshares and franchise receivables, in addition to others. The Fund maintains an active positioning in residential mortgage backed securities (RMBS) and commercial mortgage backed securities (CMBS), where holdings remain in shorter-maturity seasoned issues.

Describe market and portfolio outlook.

∎	While global growth prospects remain relatively sound, economic data releases in the U.S. have been underwhelming during the year. This pushed short maturity government bond yields higher as market participants have begun to reappraise future monetary policy expectations across both domestic and international markets, although longer dated maturity yields have fallen. However, risk assets have performed well, suggesting that investors are looking at better global growth.

∎	With the flat U.S. Treasury yield curve to end the year, the duration of the Fund remained at 1.0 years in accordance with our duration management process.

∎	The Fund expects to continue to maintain a lower allocation in both Treasury and agency securities, with an active allocation to corporate bonds. Technicals may remain strong for corporate credit with continued robust mutual fund inflows, demand from non-U.S. investors and domestic and pension buying. Fundamentals continue to show signs of improvement. The Fund expects to continue to reinvest within the sector.

∎	The Fund expects to continue to selectively reinvest and add exposure to ABS, such as student loans, and franchise whole business deals, as opportunities arise.

2.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2017.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2017.

Barings Total Return Bond Fund 2017 Semi-Annual Report

Investment Objective

Barings Total Return Bond Fund (“Total Return Bond Fund” or the “Fund”) seeks a superior total rate of return by investing in fixed income instruments.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the six month reporting period through December 31, 2017 of 1.64%, outperforming the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”), which returned 1.24%.[1]

What factors influenced performance of the Fund?

∎	An underweight to Treasuries relative to the Benchmark positively contributed to performance. The Fund seeks to find investment opportunities in asset classes away from government securities.

∎	Investment grade corporate credit was a positive contributor to performance as spreads tightened over the period. Banking and gas pipeline sectors helped performance. Holdings in information technology were the primary detractor.

∎	The Fund has a 4.7% allocation to short weighted average life, AAA-rated collateralized loan obligation (CLO) structured product.[2] This out-of-index allocation detracted relative to the Benchmark.

∎	No Fund allocation to taxable municipal bonds detracted from performance during the period.

∎	Asset backed securities (ABS) helped largely due to holdings in private and government-guaranteed Federal Family Education Loan Program (FFELP) student loans, as this sector performed well for the reporting period. Franchise receivables also contributed positively to performance.

∎	A modest currency overlay strategy, which is 5% of the Fund on a notional basis and helps to lower tracking error, was a positive contributor over the period.

∎	Downside derivative mitigation, such as using investment grade CDX index credit default swaps (a swap where the seller compensates the buyer in the event of a default) to partially hedge our longer duration ABS exposures, and a payer/receiver swaption pair to hedge against possible rising volatility detracted from performance during the period.

Describe recent portfolio activity.

∎	The Fund maintained an active allocation to ABS, with purchases over the period in consumer and commercial sectors such as student loans, timeshares and shipping containers.

1.	Total return describes the return to an investor of Class Y shares, and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Indices are unmanaged. It is not possible to invest directly in an index.

2.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Total Return Bond Fund 2017 Semi-Annual Report

∎	The Fund remains underweight agency mortgage backed securities (MBS) relative to the Benchmark. During the period, the Fund reduced Federal National Mortgage Association (FNMA) 3.5% coupons in favor of Federal Home Loan Mortgage Corporation (FHLMC) 3.5% and 4.0% coupons, based on relative value.

Describe portfolio positioning at period end.

∎	The Fund was duration and curve neutral relative to the Benchmark.

∎	The largest overweight relative to the Benchmark is the ABS allocation, which represents 19% of the Fund. The allocation to ABS comprises FFELP student loans, a modest allocation to traditional automotive loan collateral, and esoteric collateral that we believe is compelling such as whole business franchise receivables, shipping containers and personal consumer loans, in addition to other subsectors.

∎	Corporate credit represents approximately a 41% allocation versus 31.0% for the Benchmark. Investment grade corporates made up approximately 28%, high yield corporates made up 9.9% of the exposure and USD denominated emerging markets were almost 2.6%. Energy is the largest overweight by 2.9%, as yields are attractive. Positioning is primarily in drillers and pipelines. The food and beverage sector represents the largest underweight by 0.8%. We believe that opportunities remain in select credits based on recommendations from research.

∎	Agency MBS is underweight by 7.4% relative to the Benchmark.

∎	The Fund maintains a 4.7% to structured credit, represented by short weighted average life, AAA-rated collateralized loan obligations.

Describe market and portfolio outlook.

∎	Global growth prospects remain relatively sound. This has pushed government bond yields higher in the short-end of the U.S. Treasury curve as market participants have begun to reappraise future monetary policy expectations. The intermediate to long-end of the curve has flattened, with rates lower than the start of the year.

∎	Risk assets have performed well, suggesting that investors are looking at better global growth. Despite tightening spreads, we believe that opportunities remain in corporate and securitized sectors.

∎	The Fund remains overweight spread sectors, such as corporates and structured products, relative to liquid products, such as governments and agencies, and seeks to add alpha, or return in excess to the Benchmark, by investing in under covered sectors where we have competitive advantages, such as esoteric ABS, CLOs and emerging market corporates.

Barings Total Return Bond Fund 2017 Semi-Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2017.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2017.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

Investment Objective

The Barings Emerging Markets Debt Blended Total Return Fund (“EMD Blended Total Return Fund” or the “Fund”) seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎	As a whole, the Fund’s performance was strong during the second half of 2017; all three sub-strategies – EM corporates, EM sovereign and EM local – turned in positive performance. Most developed market central banks remained dovish, including the European Central Bank, Bank of England and Bank of Japan, however the U.S. Fed increased the short-term rates and commodities were higher during the period.

∎	The Fund reported a net total rate of return for the annual reporting period through December 31, 2017 of 4.81%.[1]

What factors influenced performance of the Fund?

∎	For the semi-annual reporting period, the Fund’s positions in the currencies of Brazil, South Africa, Malaysia and Eastern European countries performed well. In addition, corporate holdings aided returns. Key detractors from performance were the Fund’s positions in the Chinese renminbi, Mexican peso, Argentinian peso and Chilean peso.

∎	All EM debt asset classes were supported by higher commodity prices, continued dovish central bank policies from the ECB and Bank of Japan, as well as strong flows into EM debt funds, which saw an additional $48.5 billion of positive flows for the second half of 2017 and $112.8 billion for the full year.

Describe recent portfolio activity.

∎	As a result of overall moderate growth, low inflation and high rates in select EM local markets, the Fund increased its local rates exposure to 47% on expectations that local rates will fall over the next 12 months in countries that are well managed and where inflation is falling. The Fund increased its exposure to South Africa, Russia, Ghana, Argentina and Ukraine. The Fund reduced its corporate holdings.

Describe portfolio positioning at period end.

∎	The Fund finished the semi-annual reporting period, December 31, 2017, with a 47% exposure to emerging markets local debt and currencies, 31% exposure to corporate bonds, 21% exposure to sovereign hard currency bonds and a 1.7% cash position.

∎	The top five countries in the portfolio at the end of the semi-annual reporting period were Mexico (18.1%), Brazil (13.7%), South Africa (11.1%), Argentina (7.9%) and Peru (6.0%). The top five corporate issuers were Perobras (3.5%), Fermaca Enterprises (2.2%), Abengoa Transmission (2.0%), Banco Mercantil de Norte (1.98%) and VTR Finance (1.9%). Overall, the Fund had exposure to 26 countries, 16 corporates and 31 different currencies.

Describe market and portfolio outlook.

∎	Global growth continues to improve as economies adjust and consumption in both developed markets and emerging markets accelerates. We expect continued improvement in global GDP in 2018, with EM leading the way.

1.	Total return describes the return to an investor of Class Y shares net expense ratio and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

∎	Balance of payments and current accounts across EM countries continue to improve. Many economies have made substantial fiscal adjustments given the lower commodity prices, prudent monetary policies and, in some cases, increased tax collection. Stronger growth and significantly lower funding needs, coupled with flows and foreign direct investment (FDI) into stronger countries, will likely remain supportive of currencies and hard currency bonds.

∎	Company fundamentals have improved on the back of economic growth and commodity prices, and leverage is expected to decline. These positive trends may translate into ratings upgrades over the next 12-18 months.

∎	Global trade volumes continue to show signs of recovery, a trend we expect to continue through the upcoming year, providing a positive catalyst for commodity exporters.

∎	We continue to take a constructive view of EM debt as a whole, and expect healthy returns from EM local debt due to moderate growth, lower inflation, and continued fiscal adjustments across many countries. Although sovereign hard currency has tightened significantly, we see select opportunities where spreads continue to overcompensate for defaults.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2017.

REGIONAL COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2017.
***	CEEMEA: Central Europe, Eastern Europe, Middle East and Africa.
LATAM: Latin America (includes countries in Central and South America).

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

Investment Objective

The Barings Emerging Markets Local Currency Debt Fund (“EM Local Debt Fund” or the “Fund”) is to seek long-term total return through investment in a diversified portfolio of emerging markets local currency-denominated debt securities.

Portfolio Management Commentary

How did the Fund perform?

∎	During the second half of 2017, the Fund gained 4.50% and slightly outperformed the J.P. Morgan Government Bond Index Emerging Markets Global Diversified (the “Benchmark”), which returned 4.40% for the same period.[1]

What factors influenced performance of the Fund?

∎	For the semi-annual reporting period, the Fund’s positions in South Africa, Turkey, Poland and Malaysia outperformed the Benchmark. The Fund’s currency positioning in Argentina, China, Chile and Mexico detracted from performance.

∎	The Fund turned in strong performance with returns coming from both rates and currencies. EM currencies, overall, are at their strongest levels in years and reflect the significant fiscal adjustments and reforms many countries have made over the past few years. EM local rates have performed well as a result of moderate growth, strong global trade and low inflation across many local markets.

Describe recent portfolio activity.

∎	The Fund increased exposure to Brazil, Russia, South Africa, Argentina and El Salvador, while reducing exposure to Colombia, Hungary, Israel, Czech Republic and Thailand. The Fund also increased its exposure to the Argentinian peso, while paring back exposure to Czech koruna, Mexican peso, Indonesian ringgit and Chinese renminbi. The Fund remains overweight in Eastern European currencies in countries that are experiencing healthy growth and where we expect the currencies to continue appreciating versus the euro.

Describe portfolio positioning at period end.

∎	The Fund finished the semi-annual reporting period, December 31, 2017, with a 90.7% exposure to emerging market bonds and a 9.3% cash position. The Fund had a duration of 2.13 years greater than the Benchmark and 127% exposure to EM currencies, while underweight 27% to developed market currencies.

∎	The top five countries in the portfolio at the end of the semi-annual reporting period (+/- years duration versus the Benchmark) are Brazil (+.88 years) South Africa (+.73 years), Mexico (+.44 years), Colombia (+.39 years) and Malaysia (+.39 years). Overall, the Fund has exposure to 19 different countries and 34 different currencies.

Describe market and portfolio outlook.

∎	We remain optimistic that some emerging markets headwinds are in the process of becoming tailwinds for many economies. EM debt flows, a former headwind, have been positive over the past two years, for a total of $155.5 billion.

1.	Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. J.P. Morgan GBI-EM Global Diversified consists of regularly traded, fixed-rate, domestic currency government bonds which international investors can readily access. The maximum weight to any country in the index is capped at 10%. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the fund expenses, including sales charges if applicable. An individual cannot invest directly in an index. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

∎	Global trade volumes continue to show signs of recovery, a trend we expect to continue through the upcoming year, providing a positive catalyst for commodity exporters.

∎	Global inflation may rise, but will likely remain relatively subdued and manageable over the next several years. Due to the reduced inflationary pressures, we expect to see lower overall interest rates in countries with floating currencies and credible central bank policies, where nominal yields offer significant compensation for risk.

∎	The portfolio continues to add to constructive positioning on select European and Latin American currencies, less so on Asian currencies, while maintaining a watchful eye on commodity prices.

∎	The portfolio continues to be positioned in select rates where inflation is falling along with narrowing current account deficits. A picture of global disinflation should remain favorable for emerging markets local debt and the Fund.

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

COUNTRY COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2017.

CURRENCY COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2017.

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

CONTRIBUTION TO DURATION (IN YEARS**)

**	The values shown above represent the contribution to duration, in years, of the assets as of December 31, 2017.

Barings Global High Yield Fund 2017 Semi-Annual Report

Investment Objective

The investment objective of the Barings Global High Yield Fund (“Global High Yield Fund” or the “Fund”) is to provide high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total return for the six month reporting period through December 31, 2017 of 2.06% and underperformed the Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (the “Benchmark”), which returned 2.55%.[1]

What factors influenced performance of the Fund?

∎	The global high yield bond market finished 2017 with positive performance driven by continued improvement in corporate fundamentals, stability in central bank policies and a firm backdrop for commodity prices.

∎	In general, the BB segment of the market outperformed the B ratings category over the past six months. As a result, the Fund’s underweight to BB assets relative to the benchmark and overweight to B assets were performance detractors. Prudent credit selection within both categories benefitted performance though. While the Fund’s overweight to CCC assets was a benefit to performance, credit selection within CCC assets was a main detractor to performance, primarily due to a couple of credits experiencing mild weakness.

∎	Across industries, credit selection was the primary detractor to performance relative to the benchmark specifically within the diversified conglomerate and manufacturing and oil and gas sectors. Absent idiosyncratic credit events in these two sectors, the Fund’s performance would have been more aligned with Benchmark performance.

∎	From a geographical perspective, the Fund’s positioning across the U.S. and European markets did not have a significant impact on performance as the Fund’s regional exposure relative to the Benchmark was the same. Credit selection within the two regions, however, was more mixed, with U.S.-based credits causing a drag on performance, specifically within the diversified conglomerate and manufacturing and oil and gas sectors. Prudent credit selection within the European region was a positive contributor to performance.

Describe recent portfolio activity.

∎	The Fund currently favors the B and CCC subsets of the global high yield bond market and select opportunities in the BB category. With default expectations remaining low and corporate fundamentals generally healthy, we have found better relative value opportunities in B and CCC assets. Over the last six months, the Fund’s allocation shifted slightly by increasing exposure to CCC rated credits and reducing its allocation to B rated credits.

∎	The Fund’s exposure to the oil and gas sector increased by approximately 1% over the past six months. In general, investment opportunities in this sector have become less attractive based on the ongoing rally and the Fund will seek to reduce credit risk if prices continue to improve. The Fund’s exposure to telecommunications decreased over the period with a focus on a select group of wireless companies based on attractive relative value characteristics, while generally avoiding wireline companies due to the poor industry fundamentals and secular changes taking place. Furthermore, the healthcare, education and childcare and the mining, steel, iron and non-precious metals sectors both experienced modest increases in exposure over the period.

1.	Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the Bank of America Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Global High Yield Fund 2017 Semi-Annual Report

∎	The Fund’s geographical allocations shifted more in favor of the U.S. market over the last six months by approximately 5% and reduced exposure to European assets. The Fund is more aligned with the regional breakdown of the Benchmark, as the U.S. and European markets have offered a similar investment opportunity set and neither market has experienced significant dislocation.

Describe portfolio positioning at period end.

∎	On a traded basis, the Fund finished 2017 with a 27.8% weighting to senior secured high yield bonds and a 68.3% weighting to senior unsecured high yield bonds. The balance of the portfolio was invested in senior secured loans at 1.0%, unsecured loans at 0.9%, and cash and accrued income at 2.0%.

∎	From an industry perspective, the Fund remains diversified across a number of Moody’s-based industries, with higher concentrations in oil and gas (14.8%), healthcare, education, and childcare (9.1%) and mining, steel, iron and non-precious metals (8.6%) as of December 31, 2017.

∎	In terms of portfolio credit quality at the end of 2017, the Fund had the following weighting breakdown: 4.6% in BBB, 28.0% in BB, 45.7% in B, 18.8% in CCC and below and 2.0% in cash and accrued income. A small portion of the portfolio (0.9%) is designated as not publicly rated and is not rated by S&P, Moody’s or Fitch.[2]

∎	The top five countries in the portfolio, as of December 31, 2017, are represented by the U.S. (73.9%), the U.K. (11.8%), Ghana (2.7%), France (1.9%) and Canada (1.8%). Overall, the Fund had exposure to 12 countries and supports our focus on building a well-diversified portfolio of global high yield bonds.

Describe market and portfolio outlook.

∎	As the global high yield bond market has delivered strong returns over the last two years, some investors may believe that high yield valuations appear rich. While headline spreads for global high yield bonds are at the lowest levels since the post-financial crisis years, spreads have been lower in previous low-default environments.

∎	In the current environment, we are seeing pockets of opportunity for strong risk-adjusted returns in B assets, which can offer a substantial spread premium over BB assets, with considerably lower duration and higher levels of secured assets.

∎	We believe the stable to improving fundamentals of high yield issuers, expected low defaults, and the strong technical backdrop could cause spreads to further tighten. Looking ahead, the pace of new deal issuance (supply) and fund flows (demand) could have a significant impact on spreads in 2018.

2.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global High Yield Fund 2017 Semi-Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2017.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2017.

Barings U.S. High Yield Fund 2017 Semi-Annual Report

Investment Objective

The investment objective of the Barings U.S. High Yield Fund (“U.S. High Yield Fund” or the “Fund”) is to seek a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total return for the six month reporting period through December 31, 2017 of 1.71% and underperformed the Bloomberg Barclays U.S. Corporate High Yield Index, which returned 2.45%.[1]

What factors influenced performance of the Fund?

∎	The U.S. high yield bond market finished 2017 with positive performance driven by continued improvement in corporate fundamentals, stability in central bank policies and a firm backdrop for commodity prices.

∎	In general, the BB segment of the market outperformed the B and CCC categories over the last six months. As a result, the Fund’s underweight to BB assets relative to the Benchmark and overweight to the lower-tiered categories were performance detractors. Credit selection within CCC assets was also a detractor, primarily due to a couple of credits experiencing mild weakness.

∎	Across industries, credit selection was the primary detractor to performance relative to the Benchmark, specifically within the diversified conglomerate and manufacturing and oil and gas sectors. Absent idiosyncratic credit events in these two sectors, the Fund’s performance would have been more aligned with Benchmark performance.

Describe recent portfolio activity.

∎	The Fund currently favors the B and CCC subsets of the U.S. high yield bond market and select opportunities in the BB category. With default expectations remaining low and corporate fundamentals generally healthy, we have found better relative value opportunities in B and CCC assets. Over the past six months, the Fund’s allocation shifted slightly by increasing exposure to CCC and BB credits while reducing its allocation to B credits.

∎	The Fund’s exposure to the oil and gas sector decreased by approximately 1% over the last six months. In general, investment opportunities in this sector have become less attractive based on the ongoing rally, and the Fund will seek to reduce credit risk if prices continue to improve. The Fund’s exposure to telecommunications decreased over the period, with a focus on a select group of wireless companies based on attractive relative value characteristics while generally avoiding wireline companies due to the poor industry fundamentals and secular changes taking place. Furthermore, the mining, steel, iron and non-precious metals sector experienced a modest increase in exposure over the period, while the healthcare, education and childcare sector slightly decreased.

Describe portfolio positioning at period end.

∎	On a traded basis, the Fund finished the period ending December 31, 2017 with a 93.2% weighting to high yield bonds. The remaining balance of the portfolio was invested in senior secured loans at 1.7%, unsecured loans at 0.8%, and cash and accrued income at 4.3%.

∎	From a sector perspective, the Fund remains diversified across a number of Moody’s-based industries, with higher concentrations in oil and gas (16.7%), healthcare, education and childcare (8.4%) and mining, steel, iron and non-precious metals (7.4%) as of December 31, 2017.

1.	Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. Indices are unmanaged. It is not possible to invest directly in an index.

Barings U.S. High Yield Fund 2017 Semi-Annual Report

∎	In terms of portfolio credit quality, as of December 31, 2017 the Fund had the following weighting breakdown: 3.9% in BBB, 34.6% in BB, 40.3% in B, 16.1% in CCC and below, and cash and accrued income at 4.3%. A small portion of the portfolio (0.8%) is designated as not publicly rated and is not rated by S&P, Moody’s or Fitch.[2]

Describe market and portfolio outlook.

∎	As the U.S. high yield bond market has delivered strong returns over the last two years, some investors may believe that high yield valuations appear rich. While headline spreads for high yield bonds are at the lowest levels since the post-financial crisis years, spreads have been lower in previous low-default environments.

∎	In the current environment, we are seeing pockets of opportunity for strong risk-adjusted returns in B assets, which can offer a substantial spread premium over BB assets, with considerably lower duration and higher levels of secured assets.

∎	We believe the stable to improving fundamentals of high yield issuers, expected low defaults, and the strong technical backdrop could cause spreads to further tighten. Looking ahead, the pace of new deal issuance (supply) and fund flows (demand) could have a significant impact on spreads in 2018.

2.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings U.S. High Yield Fund 2017 Semi-Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2017.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2017.

Barings Funds Trust 2017 Semi-Annual Report

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Barings Funds Trust 2017 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Total Return Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Emerging Markets Local Currency Debt Fund, Barings Global High Yield Fund or Barings U.S. High Yield Fund you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Operating Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Barings Global Floating Rate Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.99%	$1,000.00	$1,021.20	$1,010.60	$5.04
Hypothetical	0.99%	1,000.00	1,020.20	1,010.10	5.04

Class C
Actual	1.74%	1,000.00	1,017.40	1,008.70	8.85
Hypothetical	1.74%	1,000.00	1,016.40	1,008.20	8.84

Class I
Actual	0.75%	1,000.00	1,022.50	1,011.25	3.82
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.82

Class Y
Actual	0.75%	1,000.00	1,022.60	1,011.30	3.82
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.82

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2017 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Credit Income Opportunities Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,019.50	$1,009.75	$6.11
Hypothetical	1.20%	1,000.00	1,019.20	1,009.60	6.11

Class C
Actual	1.95%	1,000.00	1,015.70	1,007.85	9.91
Hypothetical	1.95%	1,000.00	1,015.40	1,007.70	9.91

Class I
Actual	0.95%	1,000.00	1,020.80	1,010.40	4.84
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.84

Class Y
Actual	0.95%	1,000.00	1,020.80	1,010.40	4.84
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.84

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Active Short Duration Bond Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.65%	$1,000.00	$1,000.00	$1,000.00	$3.28
Hypothetical	0.65%	1,000.00	1,021.90	1,010.95	3.31

Class C
Actual	0.90%	1,000.00	1,000.00	1,000.00	4.54
Hypothetical	0.90%	1,000.00	1,020.70	1,010.35	4.58

Class I
Actual	0.40%	1,000.00	1,000.00	1,000.00	2.02
Hypothetical	0.40%	1,000.00	1,023.20	1,011.60	2.04

Class Y
Actual	0.40%	1,000.00	1,000.00	1,000.00	2.02
Hypothetical	0.40%	1,000.00	1,023.20	1,011.60	2.04

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2017 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Total Return Bond Fund

	EXPENSE RATIO**	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.80%	$1,000.00	$1,015.10	$1,007.55	$4.06
Hypothetical	0.80%	1,000.00	1,021.20	1,010.60	4.08

Class C
Actual	1.54%	1,000.00	1,011.30	1,005.65	7.81
Hypothetical	1.54%	1,000.00	1,017.40	1,008.70	7.83

Class I
Actual	0.55%	1,000.00	1,016.40	1,008.20	2.80
Hypothetical	0.55%	1,000.00	1,022.40	1,011.20	2.80

Class Y
Actual	0.55%	1,000.00	1,016.40	1,008.20	2.80
Hypothetical	0.55%	1,000.00	1,022.40	1,011.20	2.80

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.

**	Expense ratios (as disclosed in the table) do not include the expenses of any underlying funds in which the Fund invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Barings Emerging Markets Debt Blended Total Return Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.13%	$1,000.00	$1,046.50	$1,023.25	$5.83
Hypothetical	1.13%	1,000.00	1,019.50	1,009.75	5.75

Class C
Actual	1.88%	1,000.00	1,042.90	1,021.45	9.68
Hypothetical	1.88%	1,000.00	1,015.70	1,007.85	9.55

Class I
Actual	0.89%	1,000.00	1,048.10	1,024.05	4.59
Hypothetical	0.89%	1,000.00	1,020.70	1,010.35	4.53

Class Y
Actual	0.89%	1,000.00	1,048.10	1,024.05	4.59
Hypothetical	0.89%	1,000.00	1,020.70	1,010.35	4.53

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2017 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Emerging Markets Local Currency Debt Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.02%	$1,000.00	$1,043.80	$1,021.90	$5.25
Hypothetical	1.02%	1,000.00	1,020.10	1,010.05	5.19

Class C
Actual	1.66%	1,000.00	1,039.90	1,019.95	8.54
Hypothetical	1.66%	1,000.00	1,016.80	1,008.40	8.44

Class I
Actual	0.67%	1,000.00	1,044.90	1,022.45	3.45
Hypothetical	0.67%	1,000.00	1,021.80	1,010.90	3.41

Class Y
Actual	0.77%	1,000.00	1,045.00	1,022.50	3.97
Hypothetical	0.77%	1,000.00	1,021.30	1,010.65	3.92

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Global High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.05%	$1,000.00	$1,019.30	$1,009.65	$5.34
Hypothetical	1.05%	1,000.00	1,019.90	1,009.95	5.35

Class C
Actual	1.80%	1,000.00	1,015.50	1,007.75	9.14
Hypothetical	1.80%	1,000.00	1,016.10	1,008.05	9.15

Class I
Actual	0.80%	1,000.00	1,020.60	1,010.30	4.07
Hypothetical	0.80%	1,000.00	1,021.20	1,010.60	4.08

Class Y
Actual	0.80%	1,000.00	1,020.60	1,010.30	4.07
Hypothetical	0.80%	1,000.00	1,021.20	1,010.60	4.08

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2017 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings U.S. High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$1,015.40	$1,007.70	$5.08
Hypothetical	1.00%	1,000.00	1,020.20	1,010.10	5.09

Class C
Actual	1.75%	1,000.00	1,012.00	1,006.00	8.87
Hypothetical	1.75%	1,000.00	1,016.40	1,008.20	8.89

Class I
Actual	0.75%	1,000.00	1,017.10	1,008.55	3.81
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.82

Class Y
Actual	0.75%	1,000.00	1,017.10	1,008.55	3.81
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.82

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2017 Semi-Annual Report

BARINGS FUNDS TRUST

FINANCIAL REPORT

Barings Funds Trust 2017 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Assets
Investments, at fair value (cost $215,692,000, $179,160,615, $420,951,083 and $32,674,622, respectively)	$214,593,334	$178,819,802	$420,441,867	$33,032,889
Investments in affiliates, at fair value (cost $0, $0, $0 and $2,533,202, respectively)	–	–	–	2,639,234
Cash	–	310,000	70,931	4,023
Cash collateral held	–	260,000	–	–
Foreign currency, at value (cost $739,931, $606,248, $0 and $0, respectively)	743,866	615,571	–	–
Receivable for investments sold	2,233,910	606,988	–	2,907,939
Receivable for Fund shares sold	78,730	62,116	1,895,728	14,976
Interest receivable	1,344,523	1,979,723	2,048,724	181,505
Receivable from adviser (see Note 3)	–	–	–	6,011
Receivable for variation margin on open futures contracts	–	–	–	4,094
Foreign tax reclaims receivable	–	3,878	–	–
Unrealized appreciation on forward foreign currency exchange contracts	13,444	4,297	–	11,963
Prepaid expenses	36,104	46,143	24,944	17,355

Total assets	219,043,911	182,708,518	424,482,194	38,819,989

Liabilities
Payable for investments purchased	60,053	78,635	–	350,115
Payable for TBA and when-issued securities purchased	11,850,335	6,777,920	–	6,266,721
Payable for Fund shares repurchased	361,351	151,354	1,742,540	2,017
Swap contracts, at fair value (up-front net premiums received of $0, $0, $21,113 and $5,086, respectively)	–	–	76,086	19,021
Payable for variation margin on open futures contracts	–	–	46,608	–
Investment advisory fee payable (see Note 3)	62,092	84,254	49,659	–
Directors’ fees payable	10,951	9,396	12,858	6,806
Cash collateral Due to Broker	–	460,000	530,000	–
Distribution fees payable	17,950	13,692	34,613	218
Dividends payable	57,341	285,889	74,998	120,980
Unrealized depreciation on forward foreign currency exchange contracts	379,471	288,389	–	10,487
Accrued expenses and other liabilities	265,236	194,999	317,539	59,432

Total liabilities	13,064,780	8,344,528	2,884,901	6,835,797

Total net assets	$205,979,131	$174,363,990	$421,597,293	$31,984,192

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2017 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$216	$185	$424	$32
Additional paid-in capital	210,783,732	177,573,642	422,186,118	31,752,362
Undistributed net investment loss	(1,304,091)	(1,245,390)	(62,959)	(70,588)
Accumulated net realized loss	(1,983,358)	(1,286,182)	(285,435)	(139,466)
Net unrealized appreciation (depreciation)	(1,517,368)	(678,265)	(240,855)	441,852

Total net assets	$205,979,131	$174,363,990	$421,597,293	$31,984,192

Class A
Net assets applicable to outstanding shares	$52,608,735	$33,532,457	$160,489,443	$217,639

Shares of beneficial interest outstanding	5,521,291	3,552,074	16,126,560	21,588

Net asset value per share outstanding	$9.53	$9.44	$9.95	$10.08

Maximum offering price per share outstanding (Net asset value plus sales charge of 3.00%, 4.00%, 0.00% and 4.00%, respectively)	$9.82	$9.83	$9.95	$10.50

Class C
Net assets applicable to outstanding shares	$7,936,322	$7,970,743	$871,386	$202,233

Shares of beneficial interest outstanding	835,950	845,301	87,617	20,061

Net asset value per share outstanding	$9.49	$9.43	$9.95	$10.08

Class I
Net assets applicable to outstanding shares	$21,738,300	$22,075,183	$301,749	$12,454,996

Shares of beneficial interest outstanding	2,277,217	2,338,810	30,319	1,235,482

Net asset value per share outstanding	$9.55	$9.44	$9.95	$10.08

Class Y
Net assets applicable to outstanding shares	$123,695,774	$110,785,607	$259,934,715	$19,109,324

Shares of beneficial interest outstanding	12,961,789	11,737,456	26,137,914	1,895,492

Net asset value per share outstanding	$9.54	$9.44	$9.94	$10.08

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Assets
Investments, at fair value (cost $10,619,772, $19,671,219, $25,937,393 and $32,310,970, respectively)	$11,151,562	$20,100,602	$26,228,211	$32,504,376
Cash collateral held	–	70,000	–	–
Foreign currency, at value (cost $5,849, $7,344, $7,149 and $0, respectively)	5,898	7,439	7,218	–
Receivable for investments sold	–	–	656	656
Interest receivable	194,913	396,118	442,311	510,115
Receivable from adviser (see Note 3)	9,146	7,393	469	–
Cash collateral held at broker on open future contracts	8,140	–	–	–
Foreign tax reclaims receivable	–	2,097	2,744	297
Variation margin receivable on open swap contracts	–	8,925	–	–
Unrealized appreciation on forward foreign currency exchange contracts	166,761	247,402	8,585	–
Prepaid expenses	15,986	15,951	16,965	17,206

Total assets	11,552,406	20,855,927	26,707,159	33,032,650

Liabilities
Payable for Fund shares repurchased	50,877	342,534	1,648	11,054
Due to custodian	–	433	–	–
Swap contracts, at fair value (up-front net premiums paid of $2,245, $0, $0 and $0, respectively)	54,656	190	–	–
Payable for variation margin on open futures contracts	875	–	–	–
Investment advisory fee payable (see Note 3)	–	–	–	1,799
Directors’ fees payable	6,297	6,112	6,793	6,926
Distribution fees payable	327	162	231	601
Dividends payable	54,562	36,421	130,691	136,253
Unrealized depreciation on forward foreign currency exchange contracts	234,829	359,744	9,528	–
Accrued expenses and other liabilities	46,996	43,820	59,784	62,476

Total liabilities	449,419	789,416	208,675	219,109

Total net assets	$11,102,987	$20,066,511	$26,498,484	$32,813,541

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$11	$19	$26	$32
Additional paid-in capital	10,677,381	19,707,035	26,307,678	32,506,788
Undistributed net investment loss	(56,185)	(56,851)	(134,955)	(95)
Accumulated net realized gain	81,402	125,734	34,049	113,410
Net unrealized appreciation	400,378	290,574	291,686	193,406

Total net assets	$11,102,987	$20,066,511	$26,498,484	$32,813,541

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2017 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Class A
Net assets applicable to outstanding shares	$620,510	$333,419	$107,833	$2,403,811

Shares of beneficial interest outstanding	59,444	30,903	10,686	237,128

Net asset value per share outstanding	$10.44	$10.79	$10.09	$10.14

Maximum offering price per share outstanding (Net asset value plus sales charge of 4.00%)	$10.88	$11.24	$10.51	$10.56

Class C
Net assets applicable to outstanding shares	$219,857	$107,881	$243,171	$114,097

Shares of beneficial interest outstanding	21,058	10,000	24,095	11,257

Net asset value per share outstanding	$10.44	$10.79	$10.09	$10.14

Class I
Net assets applicable to outstanding shares	$5,013,282	$7,638,838	$12,513,182	$15,207,650

Shares of beneficial interest outstanding	480,156	708,165	1,240,000	1,500,279

Net asset value per share outstanding	$10.44	$10.79	$10.09	$10.14

Class Y
Net assets applicable to outstanding shares	$5,249,338	$11,986,373	$13,634,298	$15,087,983

Shares of beneficial interest outstanding	502,763	1,111,047	1,351,083	1,488,622

Net asset value per share outstanding	$10.44	$10.79	$10.09	$10.14

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Semi-Annual Report

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2017 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Investment Income
Interest income (net of withholding tax of $0, $0, $1,193 and $35, respectively)	$5,437,835	$5,308,525	$4,766,731	$425,113
Dividends from affiliated securities	–	–	–	157,494
Other income	115,327	15,126	1,690	400

Total investment income	5,553,162	5,323,651	4,768,421	583,007

Operating Expenses
Advisory fees	659,624	622,445	649,994	63,349
12b-1 distribution and servicing plan
Class A	63,225	39,549	174,065	275
Class C	40,482	35,727	1,642	1,023
Administrator fees	136,185	103,806	210,580	29,928
Custody fees	95,773	77,429	159,495	28,469
Professional fees	51,569	44,407	38,825	18,525
Transfer agent fees	14,109	19,675	23,455	10,928
Directors’ fees	26,584	22,671	36,344	13,125
Registration fees	49,920	42,677	65,642	24,191
Printing and mailing expenses	13,847	10,032	17,888	2,243
Interest expense	–	–	222	22
Other operating expenses	15,700	12,663	23,851	4,320

Total operating expenses	1,167,018	1,031,081	1,402,003	196,398
Reimbursement of expenses
Class A	(76,283)	(32,361)	(176,917)	(3,121)
Class C	(15,321)	(9,579)	(4,235)	(3,064)
Class I	(32,986)	(22,794)	(3,665)	(41,080)
Class Y	(183,082)	(102,641)	(298,617)	(60,714)

Net operating expenses	859,346	863,706	918,569	88,419

Net investment income	4,693,816	4,459,945	3,849,852	494,588

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Semi-Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Six Months Ended December 31, 2017 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on investments	(377,559)	824,310	(128,025)	28,312
Net realized gain (loss) on forward foreign currency exchange contracts	(995,150)	(909,532)	–	6,153
Net realized gain (loss) on foreign currency and translation	(41,926)	(11,853)	–	2
Net realized gain on futures contracts	–	–	135,097	(8,197)
Net realized gain (loss) on swap contracts	–	–	(19,908)	(3,828)

Net realized gain (loss)	(1,414,635)	(97,075)	(12,836)	22,442

Net change in unrealized appreciation (depreciation) on investments	1,157,966	(1,007,386)	(1,355,354)	120,101
Net change in unrealized appreciation (depreciation) on unfunded loan commitments	(5,000)	(4,051)	–	–
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(58,509)	(23,806)	–	(770)
Net change in unrealized appreciation (depreciation) on foreign currency and translation	7,716	(50,818)	–	–
Change in net unrealized appreciation (depreciation) on affiliates	–	–	–	(113,346)
Net change in unrealized appreciation on futures contracts	–	–	72,952	(14,288)
Net change in unrealized appreciation on swap contracts	–	–	(7,153)	(2,142)

Net change in unrealized appreciation (depreciation)	1,102,173	(1,086,061)	(1,289,555)	(10,445)

Net realized and unrealized gains (losses) on investments	(312,462)	(1,183,136)	(1,302,391)	11,997

Net increase in net assets resulting from operations	$4,381,354	$3,276,809	$2,547,461	$506,585

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Semi-Annual Report

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2017 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Investment Income
Interest income (net of withholding tax of $1,714, $7,687, $0 and $0, respectively)	$364,133	$268,618	$972,417	$1,173,735

Total investment income	364,133	268,618	972,417	1,173,735

Operating Expenses
Advisory fees	42,807	33,761	85,193	93,105
12b-1 distribution and servicing plan
Class A	617	295	140	3,250
Class C	1,145	548	1,245	594
Administrator fees	17,302	13,752	28,667	32,234
Custody fees	17,246	12,592	20,633	22,814
Professional fees	21,555	21,011	19,812	17,784
Transfer agent fees	13,524	9,735	10,877	9,829
Directors’ fees	11,519	11,067	12,960	13,390
Registration fees	23,706	23,767	23,964	24,137
Printing and mailing expenses	1,102	598	2,224	2,501
Other operating expenses	2,927	2,574	4,166	4,533

Total operating expenses	153,450	129,700	209,881	224,171
Reimbursement of expenses
Class A	(7,154)	(4,648)	(3,040)	(8,902)
Class C	(5,146)	(3,675)	(3,470)	(2,736)
Class I	(42,954)	(33,860)	(41,214)	(41,442)
Class Y	(45,536)	(53,653)	(47,183)	(40,285)

Net operating expenses	52,660	33,864	114,974	130,806

Net investment income	311,473	234,754	857,443	1,042,929

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Semi-Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Six Months Ended December 31, 2017 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Realized and Unrealized Gains (Losses) on Investments
Net realized gain on investments	187,223 (1)	96,756 (2)	418,299	341,888
Net realized gain (loss) on forward foreign currency exchange contracts	13,529	172,690	(316,456)	–
Net realized gain (loss) on foreign currency and translation	(13,269)	(80,638)	5,836	–
Net realized gain on futures contracts	(8,600)	–	–	–
Net realized gain on swap contracts	86,909	27,151	–	–

Net realized gain (loss)	265,792	215,959	107,679	341,888

Net change in unrealized appreciation (depreciation) on investments	71,722 (3)	121,520 (4)	(462,726)	(817,310)
Net change in unrealized appreciation (depreciation) on unfunded loan commitments	–	–	(735)	(489)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(48,012)	(165,113)	77,840	–
Net change in unrealized appreciation (depreciation) on foreign currency and translation	3,809	5,798	(2,283)	–
Net change in unrealized appreciation on futures contracts	1,269	–	–	–
Net change in unrealized appreciation on swap contracts	(88,669)	(50,858)	–	–

Net change in unrealized appreciation (depreciation)	(59,881)	(88,653)	(387,904)	(817,799)

Net realized and unrealized gains (losses) on investments	205,911	127,306	(280,225)	(475,911)

Net increase in net assets resulting from operations	$517,384	$362,060	$577,218	$567,018

(1)	Net of foreign capital gains taxes of $1,650.
(2)	Net of foreign capital gains taxes of $747.
(3)	Net of change in unrealized appreciation (depreciation) of foreign capital gains taxes of $3,142.
(4)	Net of change in unrealized appreciation (depreciation) of foreign capital gains taxes of $(5,730).

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND		BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED JUNE 30, 2017

Operations
Net investment income	$4,693,816	$8,278,260	$4,459,945	$7,530,510
Net realized gain (loss) on investments	(1,414,635)	(233,299)	(97,075)	1,210,122
Net change in unrealized appreciation (depreciation) on investments	1,102,173	7,195,702	(1,086,061)	7,282,710

Net increase in net assets resulting from operations	4,381,354	15,240,663	3,276,809	16,023,342

Dividends to Common Shareholders
Net investment income
Class A	(1,132,899)	(938,252)	(823,879)	(998,532)

Class C	(151,277)	(185,364)	(159,338)	(215,973)

Class I	(496,686)	(672,463)	(612,543)	(1,381,435)

Class Y	(2,914,404)	(3,901,578)	(2,864,675)	(4,128,774)

Return of capital
Class A	–	(539,887)	–	(128,650)

Class C	–	(92,940)	–	(27,208)

Class I	–	(292,699)	–	(142,739)

Class Y	–	(1,654,649)	–	(507,018)

Total dividends to common shareholders	(4,695,266)	(8,277,832)	(4,460,435)	(7,530,329)

Capital Share Transactions
Net proceeds from sale of shares	36,513,186	148,677,637	35,683,692	80,293,147
Net Asset Value of shares issued to shareholders in payment of distributions declared	4,334,331	6,768,827	2,677,425	3,419,184
Cost of shares redeemed	(30,405,290)	(133,201,507)	(14,588,677)	(39,350,864)

Net increase in net assets resulting from capital stock transactions	10,442,227	22,244,957	23,772,440	44,361,467

Total increase in net assets	10,128,315	29,207,788	22,588,814	52,854,480

Net Assets
Beginning of period	195,850,816	166,643,028	151,775,176	98,920,696

End of period (includes undistributed net investment income of $(1,304,091), $(1,302,641), $(1,245,390) and $(1,244,900), respectively)	$205,979,131	$195,850,816	$174,363,990	$151,775,176

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Unaudited)

	BARINGS ACTIVE SHORT DURATION BOND FUND		BARINGS TOTAL RETURN BOND FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED JUNE 30, 2017

Operations
Net investment income	$3,849,852	$4,633,575	$494,588	$758,446
Net realized gain (loss) on investments	(12,836)	1,189,095	22,442	(33,874)
Net change in unrealized appreciation (depreciation) on investments	(1,289,555)	172,123	(10,445)	(149,825)

Net increase in net assets resulting from operations	2,547,461	5,994,793	506,585	574,747

Dividends to Common Shareholders
Net investment income
Class A	(1,352,526)	(1,605,272)	(3,328)	(5,751)

Class C	(5,482)	(5,353)	(2,330)	(3,785)

Class I	(2,667)	(11,257)	(206,186)	(357,307)

Class Y	(2,539,840)	(3,057,128)	(306,427)	(433,167)

Net realized gain
Class A	(490,289)	(38,267)	–	–

Class C	(2,453)	(114)	–	–

Class I	(910)	(42)	–	–

Class Y	(776,810)	(63,403)	–	–

Total dividends to common shareholders	(5,170,977)	(4,780,836)	(518,271)	(800,010)

Capital Share Transactions
Net proceeds from sale of shares	185,258,251	317,789,229	1,949,375	5,001,298
Net Asset Value of shares issued to shareholders in payment of distributions declared	4,700,908	4,101,768	99,347	75,328
Cost of shares redeemed	(89,726,557)	(154,981,250)	(408,677)	(503,539)

Net increase in net assets resulting from capital stock transactions	100,232,602	166,909,747	1,640,045	4,573,087

Total increase in net assets	97,609,086	168,123,704	1,628,359	4,347,824

Net Assets
Beginning of period	323,988,207	155,864,503	30,355,833	26,008,009

End of period (includes undistributed net investment income of $(62,959), $(12,296), $(70,588) and $(46,905), respectively)	$421,597,293	$323,988,207	$31,984,192	$30,355,833

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND		BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED JUNE 30, 2017

Operations
Net investment income	$311,473	$448,168	$234,754	$138,071
Net realized gain on investments	265,792	415,231	215,959	211,313
Net change in unrealized appreciation (depreciation) on investments	(59,881)	312,882	(88,653)	123,019

Net increase in net assets resulting from operations	517,384	1,176,281	362,060	472,403

Dividends to Common Shareholders
Net investment income
Class A	(13,324)	(10,093)	(6,084)	(9,790)

Class C	(5,255)	(8,789)	(2,330)	(9,013)

Class I	(144,459)	(254,319)	(96,075)	(241,257)

Class Y	(153,678)	(256,813)	(167,985)	(241,252)

Net realized gain
Class A	(17,856)	–	(2,395)	(1,816)

Class C	(6,611)	–	(774)	(1,816)

Class I	(144,527)	–	(18,576)	(43,584)

Class Y	(152,234)	–	(49,187)	(43,584)

Total dividends to common shareholders	(637,944)	(530,014)	(343,406)	(592,112)

Capital Share Transactions
Net proceeds from sale of shares	546,822	539,240	14,961,859	–
Net Asset Value of shares issued to shareholders in payment of distributions declared	31,703	2,427	107,500	–
Cost of shares redeemed	(190,472)	(255,428)	(362,305)	–

Net increase in net assets resulting from capital stock transactions	388,053	286,239	14,707,054	–

Total increase (decrease) in net assets	267,493	932,506	14,725,708	(119,709)

Net Assets
Beginning of period	10,835,494	9,902,988	5,340,803	5,460,512

End of period (includes undistributed net investment income of $(56,185), $(50,942), $(56,851) and $(19,131), respectively)	$11,102,987	$10,835,494	$20,066,511	$5,340,803

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Unaudited)

	BARINGS GLOBAL HIGH YIELD FUND		BARINGS U.S. HIGH YIELD FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017	FOR THE YEAR ENDED JUNE 30, 2017

Operations
Net investment income	$857,443	$1,737,828	$1,042,929	$2,048,058
Net realized gain on investments	107,679	1,098,745	341,888	1,008,031
Net change in unrealized appreciation (depreciation) on investments	(387,904)	892,695	(817,799)	829,782

Net increase in net assets resulting from operations	577,218	3,729,268	567,018	3,885,871

Dividends to Common Shareholders
Net investment income
Class A	(3,247)	(6,644)	(77,115)	(123,272)

Class C	(6,285)	(10,538)	(3,080)	(6,069)

Class I	(393,854)	(829,764)	(488,327)	(1,005,037)

Class Y	(454,057)	(890,882)	(474,407)	(913,775)

Net realized gain
Class A	(2,628)	(3,987)	(70,872)	(24,333)

Class C	(5,847)	(7,212)	(3,383)	(1,951)

Class I	(305,536)	(474,176)	(449,823)	(274,369)

Class Y	(336,250)	(517,180)	(446,525)	(253,823)

Total dividends to common shareholders	(1,507,704)	(2,740,383)	(2,013,532)	(2,602,629)

Capital Share Transactions
Net proceeds from sale of shares	1,801,529	1,640,235	2,699,060	7,082,995
Net Asset Value of shares issued to shareholders in payment of distributions declared	97,843	111,913	438,709	428,741
Cost of shares redeemed	(2,309,978)	(172,600)	(1,980,333)	(3,537,611)

Net increase (decrease) in net assets resulting from capital stock transactions	(410,606)	1,579,548	1,157,436	3,974,125

Total increase (decrease) in net assets	(1,341,092)	2,568,433	(289,078)	5,257,367

Net Assets
Beginning of period	27,839,576	25,271,143	33,102,619	27,845,252

End of period (includes undistributed net investment income of $(134,955), $(134,955), $(95) and $(95), respectively)	$26,498,484	$27,839,576	$32,813,541	$33,102,619

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015		PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.54		$9.13		$9.60		$10.20		$10.00
Income from investment operations:
Net investment income (3)	0.22		0.43		0.44		0.44		0.30
Net realized and unrealized gain (loss) on investments	(0.01)		0.42		(0.45)		(0.35)		0.08

Total increase (decrease) from investment operations	0.21		0.85		(0.01)		0.09		0.38

Less dividends and distributions:
From net investment income	(0.22)		(0.31)		(0.46)		(0.68)		(0.18)
From net realized gain	–		–		–		(0.01)		–
From return of capital	–		(0.13)		–		–		–

Total dividends and distributions	(0.22)		(0.44)		(0.46)		(0.69)		(0.18)

Redemption fees	0.00		0.00		0.00		0.00	(4)	0.00

Net asset value, at end of period	$9.53		$9.54		$9.13		$9.60		$10.20

Total investment return (5)	2.12	%(6)	9.47%		(0.04)%		0.95%		3.81	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$52,609		$45,363		$13,980		$5,153		$12,464
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.30	%(7)	1.37%		1.72%		1.74%		2.27	%(7)
Ratio of net expenses to average net assets (8)	0.99	%(7)(9)	0.99	%(10)	1.05	%(11)	1.05	%(11)	1.05	%(7)(11)
Ratio of net investment income to average net assets	4.48	%(7)	4.52%		4.74%		4.44%		3.76	%(7)
Portfolio turnover rate	27.72	%(6)	47.06%		62.99%		63.17%		49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(10)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(11)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015		PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.51		$9.10		$9.57		$10.16		$10.00
Income from investment operations:
Net investment income (3)	0.18		0.37		0.37		0.35		0.24
Net realized and unrealized gain (loss) on investments	(0.02)		0.41		(0.45)		(0.33)		0.07

Total increase (decrease) from investment operations	0.16		0.78		(0.08)		0.02		0.31

Less dividends and distributions:
From net investment income	(0.18)		(0.26)		(0.39)		(0.60)		(0.15)
From net realized gain	–		–		–		(0.01)		–
From return of capital	–		(0.11)		–		–		–

Total dividends and distributions	(0.18)		(0.37)		(0.39)		(0.61)		(0.15)

Redemption fees	0.00		0.00		0.00		0.00	(4)	0.00

Net asset value, at end of period	$9.49		$9.51		$9.10		$9.57		$10.16

Total investment return (5)	1.74	%(6)	8.68%		(0.81)%		0.30%		3.15	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$7,936		$8,018		$6,803		$5,461		$2,396
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.12	%(7)	2.24%		2.50%		3.12%		4.97	%(7)
Ratio of net expenses to average net assets (8)	1.74	%(7)(9)	1.71	%(10)	1.80	%(11)	1.80	%(11)	1.80	%(7)(11)
Ratio of net investment income to average net assets	3.74	%(7)	3.91%		4.04%		3.60%		3.07	%(7)
Portfolio turnover rate	27.72	%(6)	47.06%		62.99%		63.17%		49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(10)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(11)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.56		$9.15	$9.62	$10.21	$10.00
Income from investment operations:
Net investment income (3)	0.23		0.47	0.47	0.46	0.30
Net realized and unrealized gain (loss) on investments	(0.01)		0.40	(0.45)	(0.34)	0.10

Total increase from investment operations	0.22		0.87	0.02	0.12	0.40

Less dividends and distributions:
From net investment income	(0.23)		(0.32)	(0.49)	(0.70)	(0.19)
From net realized gain	–		–	–	(0.01)	–
From return of capital	–		(0.14)	–	–	–

Total dividends and distributions	(0.23)		(0.46)	(0.49)	(0.71)	(0.19)

Redemption fees	0.00		0.00	0.00	0.00 (4)	0.00

Net asset value, at end of period	$9.55		$9.56	$9.15	$9.62	$10.21

Total investment return (5)	2.25	%(6)	9.74%	0.25%	1.34%	4.04	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$21,738		$19,733	$19,903	$25,885	$32,772
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.06	%(7)	1.16%	1.29%	1.31%	1.52	%(7)
Ratio of net expenses to average net assets (8)	0.75	%(7)	0.75%	0.75%	0.75%	0.75	%(7)
Ratio of net investment income to average net assets	4.70	%(7)	4.90%	5.07%	4.69%	3.72	%(7)
Portfolio turnover rate	27.72	%(6)	47.06%	62.99%	63.17%	49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.56		$9.15	$9.62	$10.21	$10.00
Income from investment operations:
Net investment income (3)	0.23		0.47	0.47	0.45	0.30
Net realized and unrealized gain (loss) on investments	(0.02)		0.40	(0.45)	(0.33)	0.10

Total increase from investment operations	0.21		0.87	0.02	0.12	0.40

Less dividends and distributions:
From net investment income	(0.23)		(0.32)	(0.49)	(0.70)	(0.19)
From net realized gain	–		–	–	(0.01)	–
From return of capital	–		(0.14)	–	–	–

Total dividends and distributions	(0.23)		(0.46)	(0.49)	(0.71)	(0.19)

Redemption fees	0.00		0.00	0.00	0.00 (4)	0.00

Net asset value, at end of period	$9.54		$9.56	$9.15	$9.62	$10.21

Total investment return (5)	2.26	%(6)	9.73%	0.22%	1.28%	4.04	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$123,696		$122,736	$125,957	$129,659	$66,999
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.04	%(7)	1.14%	1.27%	1.25%	1.53	%(7)
Ratio of net expenses to average net assets (8)	0.75	%(7)	0.75%	0.75%	0.75%	0.75	%(7)
Ratio of net investment income to average net assets	4.73	%(7)	4.90%	5.08%	4.58%	3.80	%(7)
Portfolio turnover rate	27.72	%(6)	47.06%	62.99%	63.17%	49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.51		$8.80	$9.51	$10.45	$10.00
Income from investment operations:
Net investment income (3)	0.25		0.55	0.56	0.54	0.40
Net realized and unrealized gain (loss) on investments	(0.07)		0.71	(0.66)	(0.57)	0.33

Total increase (decrease) from investment operations	0.18		1.26	(0.10)	(0.03)	0.73

Less dividends and distributions:
From net investment income	(0.25)		(0.50)	(0.61)	(0.78)	(0.28)
From net realized gain	–		–	–	(0.13)	–
From return of capital	–		(0.05)	–	–	–

Total dividends and distributions	(0.25)		(0.55)	(0.61)	(0.91)	(0.28)

Redemption fees	0.00		0.00	0.00	0.00 (4)	0.00

Net asset value, at end of period	$9.44		$9.51	$8.80	$9.51	$10.45

Total investment return (5)	1.95	%(6)	14.61%	(0.84)%	(0.11)%	7.30	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$33,532		$26,904	$12,340	$12,718	$2,591
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.40	%(7)	1.56%	1.90%	1.98%	3.95	%(7)
Ratio of net expenses to average net assets (8)	1.20	%(7)	1.20%	1.20%	1.20%	1.20	%(7)
Ratio of net investment income to average net assets	5.21	%(7)	5.83%	6.28%	5.46%	4.88	%(7)
Portfolio turnover rate	23.48	%(6)	48.69%	58.08%	84.65%	99.72	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.50		$8.79	$9.50	$10.45	$10.00
Income from investment operations:
Net investment income (3)	0.21		0.48	0.49	0.47	0.35
Net realized and unrealized gain (loss) on investments	(0.07)		0.71	(0.65)	(0.58)	0.32

Total increase (decrease) from investment operations	0.14		1.19	(0.16)	(0.11)	0.67

Less dividends and distributions:
From net investment income	(0.21)		(0.43)	(0.55)	(0.71)	(0.22)
From net realized gain	–		–	–	(0.13)	–
From return of capital	–		(0.05)	–	–	–

Total dividends and distributions	(0.21)		(0.48)	(0.55)	(0.84)	(0.22)

Redemption fees	0.00		0.00	0.00	0.00 (4)	0.00

Net asset value, at end of period	$9.43		$9.50	$8.79	$9.50	$10.45

Total investment return (6)	1.57	%(5)	13.75%	(1.59)%	(0.93)%	6.75	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$7,971		$6,628	$3,578	$3,579	$944
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.22	%(7)	2.39%	2.91%	4.09%	10.50	%(7)
Ratio of net expenses to average net assets (8)	1.95	%(7)	1.95%	1.95%	1.95%	1.95	%(7)
Ratio of net investment income to average net assets	4.46	%(7)	5.12%	5.50%	4.79%	4.39	%(7)
Portfolio turnover rate	23.48	%(5)	48.69%	58.08%	84.65%	99.72	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Not annualized.
(6)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.50		$8.80	$9.51	$10.46	$10.00
Income from investment operations:
Net investment income (3)	0.26		0.58	0.58	0.56	0.41
Net realized and unrealized gain (loss) on investments	(0.06)		0.70	(0.65)	(0.58)	0.35

Total increase (decrease) from investment operations	0.20		1.28	(0.07)	(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.26)		(0.52)	(0.64)	(0.80)	(0.30)
From net realized gain	–		–	–	(0.13)	–
From return of capital	–		(0.06)	–	–	–

Total dividends and distributions	(0.26)		(0.58)	(0.64)	(0.93)	(0.30)

Redemption fees	0.00		0.00	0.00	0.00 (4)	0.00

Net asset value, at end of period	$9.44		$9.50	$8.80	$9.51	$10.46

Total investment return (6)	2.08	%(5)	14.90%	(0.61)%	0.05%	7.59	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$22,075		$22,228	$24,689	$26,428	$26,406
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.15	%(7)	1.27%	1.54%	1.58%	1.83	%(7)
Ratio of net expenses to average net assets (8)	0.95	%(7)	0.95%	0.95%	0.95%	0.95	%(7)
Ratio of net investment income to average net assets	5.47	%(7)	6.22%	6.54%	5.69%	5.02	%(7)
Portfolio turnover rate	23.48	%(5)	48.69%	58.08%	84.65%	99.72	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Not annualized.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.50		$8.80	$9.51	$10.46	$10.00
Income from investment operations:
Net investment income (3)	0.26		0.57	0.59	0.56	0.41
Net realized and unrealized gain (loss) on investments	(0.06)		0.71	(0.66)	(0.58)	0.35

Total increase (decrease) from investment operations	0.20		1.28	(0.07)	(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.26)		(0.52)	(0.64)	(0.80)	(0.30)
From net realized gain	–		–	–	(0.13)	–
From return of capital	–		(0.06)	–	–	–

Total dividends and distributions	(0.26)		(0.58)	(0.64)	(0.93)	(0.30)

Redemption fees	0.00		0.00	0.00	0.00 (4)	0.00

Net asset value, at end of period	$9.44		$9.50	$8.80	$9.51	$10.46

Total investment return (5)	2.08	%(6)	14.90%	(0.61)%	0.05%	7.59	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$110,786		$96,014	$58,312	$39,006	$33,885
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.15	%(7)	1.28%	1.55%	1.58%	1.84	%(7)
Ratio of net expenses to average net assets (8)	0.95	%(7)	0.95%	0.95%	0.95%	0.95	%(7)
Ratio of net investment income to average net assets	5.47	%(7)	6.14%	6.56%	5.67%	5.04	%(7)
Portfolio turnover rate	23.48	%(6)	48.69%	58.08%	84.65%	99.72	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.01		$9.98		$10.00
Income from investment operations:
Net investment income (3)	0.10		0.17		0.15
Net realized and unrealized gain (loss) on investments	(0.03)		0.03		(0.03	)(4)

Total increase from investment operations	0.07		0.20		0.12

Less dividends and distributions:
From net investment income	(0.10)		(0.17)		(0.14)
From net realized gain	(0.03)		(0.00	)(5)	–

Total dividends and distributions	(0.13)		(0.17)		(0.14)

Net asset value, at end of period	$9.95		$10.01		$9.98

Total investment return (6)	0.67	%(7)	2.12%		1.17	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$160,489		$119,189		$39,992
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.90	%(8)	1.06%		1.18	%(8)
Ratio of net expenses to average net assets (9)	0.65	%(8)	0.65%		0.65	%(8)
Ratio of net investment income to average net assets	1.92	%(8)	1.72%		1.51	%(8)
Portfolio turnover rate	29.16	%(7)	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .65% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.01		$9.97		$10.00
Income from investment operations:
Net investment income (3)	0.08		0.19		0.07
Net realized and unrealized gain (loss) on investments	(0.02)		0.05		(0.03	)(4)

Total increase from investment operations	0.06		0.24		0.04

Less dividends and distributions:
From net investment income	(0.09)		(0.20)		(0.07)
From net realized gain	(0.03)		(0.00	)(5)	—

Total dividends and distributions	(0.12)		(0.20)		(0.07)

Net asset value, at end of period	$9.95		$10.01		$9.97

Total investment return (6)	0.54	%(7)	2.41%		0.39	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$871		$236		$257
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.19	%(8)	3.09	%(9)	5.44	%(8)(10)
Ratio of net expenses to average net assets (11)	0.90	%(8)	0.40	%(9)	1.40	%(8)(10)
Ratio of net investment income to average net assets	1.64	%(8)	1.94	%(9)	0.71	%(8)(10)
Portfolio turnover rate	29.16	%(7)	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.
(9)	Expenses shown reflect a reimbursement to the Fund during the period for an overaccrual of 12b-1 fees made during and prior to the period.
(10)	Expenses shown reflect an overaccrual of 12b-1 fees for the period of $1,478 or 0.50% of average net assets over the period. Subsequent to the period, the Fund was reimbursed for the overaccrued amount.
(11)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.01		$9.97		$10.00
Income from investment operations:
Net investment income (3)	0.11		0.18		0.16
Net realized and unrealized gain (loss) on investments	(0.03)		0.06		(0.03	)(4)

Total increase from investment operations	0.08		0.24		0.13

Less dividends and distributions:
From net investment income	(0.11)		(0.20)		(0.16)
From net realized gain (5)	(0.03)		(0.00	)(4)	—

Total dividends and distributions	(0.14)		(0.20)		(0.16)

Net asset value, at end of period	$9.95		$10.01		$9.97

Total investment return(6)	0.82	%(7)	2.44%		1.35	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$302		$100		$5,971
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.39	%(8)	1.67%		0.96	%(8)
Ratio of net expenses to average net assets (9)	0.40	%(8)	0.40%		0.44	%(8)
Ratio of net investment income to average net assets	2.15	%(8)	1.84%		1.67	%(8)
Portfolio turnover rate	29.16	%(7)	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.01		$9.97		$10.00
Income from investment operations:
Net investment income (3)	0.11		0.20		0.17
Net realized and unrealized gain (loss) on investments	(0.04)		0.04		(0.04	)(4)

Total increase from investment operations	0.07		0.24		0.13

Less dividends and distributions:
From net investment income	(0.11)		(0.20)		(0.16)
From net realized gain	(0.03)		(0.00	)(5)	—

Total dividends and distributions	(0.14)		(0.20)		(0.16)

Net asset value, at end of period	$9.94		$10.01		$9.97

Total investment return (6)	0.79	%(7)	2.38%		1.36	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$259,935		$204,464		$109,645
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.66	%(8)	0.82%		0.87	%(8)
Ratio of net expenses to average net assets (9)	0.40	%(8)	0.40%		0.41	%(8)
Ratio of net investment income to average net assets	2.17	%(8)	1.97%		1.73	%(8)
Portfolio turnover rate	29.16	%(7)	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.08		$10.18	$10.00
Income from investment operations:
Net investment income (3)	0.15		0.25	0.25
Net realized and unrealized gain (loss) on investments	0.00		(0.09)	0.20

Total increase from investment operations	0.15		0.16	0.45

Less dividends and distributions:
From net investment income	(0.15)		(0.26)	(0.25)
From net realized gain	—		—	(0.02)

Total dividends and distributions	(0.15)		(0.26)	(0.27)

Net asset value, at end of period	$10.08		$10.08	$10.18

Total investment return (4)	1.51	%(5)	1.65%	4.63	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$218		$218	$211
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.64	%(6)	3.52%	5.60	%(6)
Ratio of net expenses to average net assets (7)(8)	0.80	%(6)	0.80%	0.80	%(6)
Ratio of net investment income to average net assets	2.87	%(6)	2.49%	2.52	%(6)
Portfolio turnover rate	111.79	%(5)	242.55%	434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.08		$10.18	$10.00
Income from investment operations:
Net investment income (3)	0.11		0.17	0.17
Net realized and unrealized gain (loss) on investments	0.01		(0.08)	0.21

Total increase from investment operations	0.12		0.09	0.38

Less dividends and distributions:
From net investment income	(0.12)		(0.19)	(0.18)
From net realized gain	—		—	(0.02)

Total dividends and distributions	(0.12)		(0.19)	(0.20)

Net asset value, at end of period	$10.08		$10.08	$10.18

Total investment return (4)	1.13	%(5)	0.89%	3.87	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$202		$202	$204
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.54	%(6)	4.41%	6.38	%(6)
Ratio of net expenses to average net assets (7)(8)	1.54	%(6)(9)	1.55%	1.55	%(6)
Ratio of net investment income to average net assets	2.13	%(6)	1.74%	1.77	%(6)
Portfolio turnover rate	111.79	%(5)	242.55%	434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.55% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.08		$10.18	$10.00
Income from investment operations:
Net investment income (3)	0.16		0.28	0.27
Net realized and unrealized gain (loss) on investments	0.01		(0.09)	0.20

Total increase from investment operations	0.17		0.19	0.47

Less dividends and distributions:
From net investment income	(0.17)		(0.29)	(0.27)
From net realized gain	—		—	(0.02)

Total dividends and distributions	(0.17)		(0.29)	(0.29)

Net asset value, at end of period	$10.08		$10.08	$10.18

Total investment return (4)	1.64	%(5)	1.90%	4.89	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$12,455		$12,457	$12,582
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.20	%(6)	1.36%	1.37	%(6)
Ratio of net expenses to average net assets (7)(8)	0.55	%(6)	0.55%	0.55	%(6)
Ratio of net investment income to average net assets	3.12	%(6)	2.74%	2.77	%(6)
Portfolio turnover rate	111.79	%(5)	242.55%	434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .55% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.08		$10.18	$10.00
Income from investment operations:
Net investment income (3)	0.16		0.27	0.27
Net realized and unrealized gain (loss) on investments	0.01		(0.08)	0.20

Total increase from investment operations	0.17		0.19	0.47

Less dividends and distributions:
From net investment income	(0.17)		(0.29)	(0.27)
From net realized gain	—		—	(0.02)

Total dividends and distributions	(0.17)		(0.29)	(0.29)

Net asset value, at end of period	$10.08		$10.08	$10.18

Total investment return (4)	1.64	%(5)	1.90%	4.89	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$19,109		$17,478	$13,011
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.20	%(6)	1.36%	1.36	%(6)
Ratio of net expenses to average net assets (7)(8)	0.55	%(6)	0.55%	0.55	%(6)
Ratio of net investment income to average net assets	3.14	%(6)	2.72%	2.77	%(6)
Portfolio turnover rate	111.79	%(5)	242.55%	434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .55% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.28		0.42		0.43
Net realized and unrealized gain (loss) on investments	0.20		0.73		(0.19)

Total increase from investment operations	0.48		1.15		0.24

Less dividends and distributions:
From net investment income	(0.29)		(0.50)		(0.34)
From net realized gain	(0.30)		—		(0.00	)(4)

Total dividends and distributions	(0.59)		(0.50)		(0.34)

Net asset value, at end of period	$10.44		$10.55		$9.90

Total investment return (5)	4.65	%(6)	11.94%		2.62	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$621		$211		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.03	%(7)	5.77%		6.82	%(7)
Ratio of net expenses to average net assets (8)	1.13	%(7)(9)	1.15	%(9)	1.16	%(7)
Ratio of net investment income to average net assets	5.25	%(7)	4.17%		6.52	%(7)
Portfolio turnover rate	39.40	%(6)	55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.24		0.35		0.38
Net realized and unrealized gain (loss) on investments	0.20		0.73		(0.19)

Total increase from investment operations	0.44		1.08		0.19

Less dividends and distributions:
From net investment income	(0.25)		(0.43)		(0.29)
From net realized gain	(0.30)		–		(0.00	)(4)

Total dividends and distributions	(0.55)		(0.43)		(0.29)

Net asset value, at end of period	$10.44		$10.55		$9.90

Total investment return (5)	4.29	%(6)	11.11%		2.10	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$220		$222		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.37	%(7)	6.47%		7.57	%(7)
Ratio of net expenses to average net assets (8)	1.88	%(7)(9)	1.89	%(9)	1.90	%(7)
Ratio of net investment income to average net assets	4.50	%(7)	3.44%		5.79	%(7)
Portfolio turnover rate	39.40	%(6)	55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.30		0.45		0.45
Net realized and unrealized gain (loss) on investments	0.19		0.73		(0.19)

Total increase from investment operations	0.49		1.18		0.26

Less dividends and distributions:
From net investment income	(0.30)		(0.53)		(0.36)
From net realized gain	(0.30)		–		(0.00	)(4)

Total dividends and distributions	(0.60)		(0.53)		(0.36)

Net asset value, at end of period	$10.44		$10.55		$9.90

Total investment return (5)	4.81	%(6)	12.22%		2.79	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$5,013		$5,063		$4,753
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.55	%(7)	2.76%		2.58	%(7)
Ratio of net expenses to average net assets (8)	0.89	%(7)(9)	0.90	%(9)	0.92	%(7)
Ratio of net investment income to average net assets	5.49	%(7)	4.42%		6.77	%(7)
Portfolio turnover rate	39.40	%(6)	55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.30		0.45		0.45
Net realized and unrealized gain (loss) on investments	0.19		0.73		(0.19)

Total increase from investment operations	0.49		1.18		0.26

Less dividends and distributions:
From net investment income	(0.30)		(0.53)		(0.36)
From net realized gain	(0.30)		–		(0.00	)(4)

Total dividends and distributions	(0.60)		(0.53)		(0.36)

Net asset value, at end of period	$10.44		$10.55		$9.90

Total investment return (5)	4.81	%(6)	12.22%		2.79	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$5,249		$5,340		$4,754
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.54	%(7)	2.77%		2.58	%(7)
Ratio of net expenses to average net assets (8)	0.89	%(7)(9)	0.90	%(9)	0.92	%(7)
Ratio of net investment income to average net assets	5.49	%(7)	4.43%		6.77	%(7)
Portfolio turnover rate	39.40	%(6)	55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.68		$10.92		$10.00
Income from investment operations:
Net investment income (3)	0.27		0.25		0.50
Net realized and unrealized gain on investments	0.19		0.67		0.73

Total increase from investment operations	0.46		0.92		1.23

Less dividends and distributions:
From net investment income	(0.27)		(0.98)		(0.31)
From net realized gain	(0.08)		(0.18)		–

Total dividends and distributions	(0.35)		(1.16)		(0.31)

Net asset value, at end of period	$10.79		$10.68		$10.92

Total investment return (4)	4.38	%(5)	9.57%		12.58	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$333		$107		$109
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.96	%(6)	8.41%		8.55	%(6)
Ratio of net expenses to average net assets (7)	1.02	%(6)(8)	1.06	%(8)	1.08	%(6)
Ratio of net investment income to average net assets	4.95	%(6)	2.41%		8.82	%(6)
Portfolio turnover rate	19.94	%(5)	67.23%		37.68	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on December 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.68		$10.92		$10.00
Income from investment operations:
Net investment income (3)	0.25		0.18		0.46
Net realized and unrealized gain on investments	0.17		0.66		0.73

Total increase from investment operations	0.42		0.84		1.19

Less dividends and distributions:
From net investment income	(0.23)		(0.90)		(0.27)
From net realized gain	(0.08)		(0.18)		–

Total dividends and distributions	(0.31)		(1.08)		(0.27)

Net asset value, at end of period	$10.79		$10.68		$10.92

Total investment return (4)	3.99	%(5)	8.77%		12.13	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$108		$107		$109
Ratio of total expenses (before reductions and reimbursements) to average net assets	8.36	%(6)	9.17%		9.30	%(6)
Ratio of net expenses to average net assets (7)	1.66	%(6)(8)	1.80	%(8)	1.81	%(6)
Ratio of net investment income to average net assets	4.47	%(6)	1.67%		8.09	%(6)
Portfolio turnover rate	19.94	%(5)	67.23%		37.68	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on December 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.68		$10.92		$10.00
Income from investment operations:
Net investment income (3)	0.30		0.28		0.52
Net realized and unrealized gain on investments	0.18		0.67		0.73

Total increase from investment operations	0.48		0.95		1.25

Less dividends and distributions:
From net investment income	(0.29)		(1.01)		(0.33)
From net realized gain	(0.08)		(0.18)		–

Total dividends and distributions	(0.37)		(1.19)		(0.33)

Redemption fees	0.00		0.00		0.00

Net asset value, at end of period	$10.79		$10.68		$10.92

Total investment return (4)	4.49	%(5)	9.84%		12.73	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$7,639		$2,564		$2,621
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.91	%(6)	4.32%		4.03	%(6)
Ratio of net expenses to average net assets (7)	0.67	%(6)(8)	0.81	%(8)	0.84	%(6)
Ratio of net investment income to average net assets	5.40	%(6)	2.65%		9.07	%(6)
Portfolio turnover rate	19.94	%(5)	67.23%		37.68	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on December 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.68		$10.92		$10.00
Income from investment operations:
Net investment income (3)	0.28		0.28		0.52
Net realized and unrealized gain on investments	0.20		0.67		0.73

Total increase from investment operations	0.48		0.95		1.25

Less dividends and distributions:
From net investment income	(0.29)		(1.01)		(0.33)
From net realized gain	(0.08)		(0.18)		–

Total dividends and distributions	(0.37)		(1.19)		(0.33)

Net asset value, at end of period	$10.79		$10.68		$10.92

Total investment return (4)	4.50	%(5)	9.84%		12.73	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$11,986		$2,564		$2,621
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.67	%(6)	4.32%		4.03	%(6)
Ratio of net expenses to average net assets (7)	0.77	%(6)(8)	0.81	%(8)	0.84	%(6)
Ratio of net investment income to average net assets	5.14	%(6)	2.65%		9.07	%(6)
Portfolio turnover rate	19.94	%(5)	67.23%		37.68	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on December 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.44		$10.05	$10.00
Income from investment operations:
Net investment income (3)	0.30		0.64	0.38
Net realized and unrealized gain (loss) on investments	(0.10)		0.77	0.05

Total increase from investment operations	0.20		1.41	0.43

Less dividends and distributions:
From net investment income	(0.30)		(0.64)	(0.38)
From net realized gain	(0.25)		(0.38)	–

Total dividends and distributions	(0.55)		(1.02)	(0.38)

Net asset value, at end of period	$10.09		$10.44	$10.05

Total investment return (4)	1.93	%(5)	14.61%	4.45	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$108		$111	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.48	%(6)	6.27%	7.14	%(6)
Ratio of net expenses to average net assets (7)	1.05	%(6)	1.05%	1.04	%(6)
Ratio of net investment income to average net assets	5.80	%(6)	6.20%	5.83	%(6)
Portfolio turnover rate	32.79	%(5)	87.34%	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.05% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.44		$10.05	$10.00
Income from investment operations:
Net investment income (3)	0.27		0.56	0.33
Net realized and unrealized gain (loss) on investments	(0.10)		0.77	0.05

Total increase from investment operations	0.17		1.33	0.38

Less dividends and distributions:
From net investment income	(0.27)		(0.56)	(0.33)
From net realized gain	(0.25)		(0.38)	–

Total dividends and distributions	(0.52)		(0.94)	(0.33)

Net asset value, at end of period	$10.09		$10.44	$10.05

Total investment return (4)	1.55	%(5)	13.75%	3.94	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$243		$247	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.59	%(6)	4.94%	7.89	%(6)
Ratio of net expenses to average net assets (7)	1.80	%(6)	1.80%	1.78	%(6)
Ratio of net investment income to average net assets	5.05	%(6)	5.40%	5.09	%(6)
Portfolio turnover rate	32.79	%(5)	87.34%	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.44		$10.05	$10.00
Income from investment operations:
Net investment income (3)	0.32		0.67	0.39
Net realized and unrealized gain (loss) on investments	(0.10)		0.77	0.05

Total increase from investment operations	0.22		1.44	0.44

Less dividends and distributions:
From net investment income	(0.32)		(0.67)	(0.39)
From net realized gain	(0.25)		(0.38)	–

Total dividends and distributions	(0.57)		(1.05)	(0.39)

Net asset value, at end of period	$10.09		$10.44	$10.05

Total investment return (4)	2.06	%(5)	14.90%	4.62	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$12,513		$12,947	$12,466
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.43	%(6)	1.53%	1.51	%(6)
Ratio of net expenses to average net assets (7)	0.80	%(6)	0.80%	0.79	%(6)
Ratio of net investment income to average net assets	6.05	%(6)	6.46%	6.08	%(6)
Portfolio turnover rate	32.79	%(5)	87.34%	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.44		$10.05	$10.00
Income from investment operations:
Net investment income (3)	0.32		0.67	0.39
Net realized and unrealized gain (loss) on investments	(0.10)		0.77	0.05

Total increase from investment operations	0.22		1.44	0.44

Less dividends and distributions:
From net investment income	(0.32)		(0.67)	(0.39)
From net realized gain	(0.25)		(0.38)	–

Total dividends and distributions	(0.57)		(1.05)	(0.39)

Net asset value, at end of period	$10.09		$10.44	$10.05

Total investment return (4)	2.06	%(5)	14.90%	4.62	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$13,634		$14,535	$12,604
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.43	%(6)	1.53%	1.51	%(6)
Ratio of net expenses to average net assets (7)	0.80	%(6)	0.80%	0.79	%(6)
Ratio of net investment income to average net assets	6.05	%(6)	6.45%	6.08	%(6)
Portfolio turnover rate	32.79	%(5)	87.34%	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.59		$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.31		0.65	0.39
Net realized and unrealized gain (loss) on investments	(0.14)		0.65	0.13

Total increase from investment operations	0.17		1.30	0.52

Less dividends and distributions:
From net investment income	(0.32)		(0.66)	(0.38)
From net realized gain	(0.30)		(0.19)	–

Total dividends and distributions	(0.62)		(0.85)	(0.38)

Net asset value, at end of period	$10.14		$10.59	$10.14

Total investment return (4)	1.54	%(5)	13.13%	5.36	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$2,404		$2,633	$206
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.68	%(6)	1.82%	5.47	%(6)
Ratio of net expenses to average net assets (7)	1.00	%(6)	1.00%	0.99	%(6)
Ratio of net investment income to average net assets	5.93	%(6)	6.21%	5.93	%(6)
Portfolio turnover rate	27.53	%(5)	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.59		$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.27		0.58	0.33
Net realized and unrealized gain (loss) on investments	(0.15)		0.64	0.14

Total increase from investment operations	0.12		1.22	0.47

Less dividends and distributions:
From net investment income	(0.27)		(0.58)	(0.33)
From net realized gain	(0.30)		(0.19)	–

Total dividends and distributions	(0.57)		(0.77)	(0.33)

Net asset value, at end of period	$10.14		$10.59	$10.14

Total investment return (4)	1.20	%(5)	12.24%	4.85	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$114		$118	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.35	%(6)	6.18%	7.30	%(6)
Ratio of net expenses to average net assets (7)	1.75	%(6)	1.75%	1.73	%(6)
Ratio of net investment income to average net assets	5.18	%(6)	5.50%	5.08	%(6)
Portfolio turnover rate	27.53	%(5)	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.59		$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.33		0.68	0.40
Net realized and unrealized gain (loss) on investments	(0.15)		0.64	0.13

Total increase from investment operations	0.18		1.32	0.53

Less dividends and distributions:
From net investment income	(0.33)		(0.68)	(0.39)
From net realized gain	(0.30)		(0.19)	–

Total dividends and distributions	(0.63)		(0.87)	(0.39)

Net asset value, at end of period	$10.14		$10.59	$10.14

Total investment return (4)	1.71	%(5)	13.36%	5.53	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$15,208		$15,720	$14,863
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.27	%(6)	1.36%	1.38	%(6)
Ratio of net expenses to average net assets (7)	0.75	%(6)	0.75%	0.74	%(6)
Ratio of net investment income to average net assets	6.18	%(6)	6.50%	6.11	%(6)
Portfolio turnover rate	27.53	%(5)	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (1)		FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.58		$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.33		0.68	0.39
Net realized and unrealized gain (loss) on investments	(0.14)		0.63	0.14

Total increase from investment operations	0.19		1.31	0.53

Less dividends and distributions:
From net investment income	(0.33)		(0.68)	(0.39)
From net realized gain	(0.30)		(0.19)	–

Total dividends and distributions	(0.63)		(0.87)	(0.39)

Net asset value, at end of period	$10.14		$10.58	$10.14

Total investment return (4)	1.71	%(5)	13.35%	5.52	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$15,088		$14,631	$12,675
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.28	%(6)	1.36%	1.42	%(6)
Ratio of net expenses to average net assets (7)	0.75	%(6)	0.75%	0.74	%(6)
Ratio of net investment income to average net assets	6.18	%(6)	6.50%	6.06	%(6)
Portfolio turnover rate	27.53	%(5)	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

			SHARES	COST	FAIR VALUE
Equities — 0.2%*:

Common Stocks — 0.1%*:

Healthcare, Education and Childcare — 0.0%*:
Tunstall Group Holdings Ltd.+¤			469	$—	$—
Tunstall Group Holdings Ltd.+¤			310	—	—

Total Healthcare, Education and Childcare			779	—	—

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC¤			2,007	—	—

Oil and Gas — 0.1%*:
Paragon Offshore Finance Co.			993	14,895	18,122
Paragon Offshore Finance Co.			993	496	993
Sabine Oil & Gas LLC¤			387	22,597	17,415
Sabine Oil & Gas LLC¤			1,230	5,523	7,995
Sabine Oil & Gas LLC¤			219	596	1,205
Southcross Energy Holdings LP			22	—	—
Southcross Energy Partners LP			22	5,500	7,425
Templar Energy LLC¤			8,762	50,647	22,783
Templar Energy LLC¤			5,602	56,021	51,819

Total Oil and Gas			18,230	156,275	127,757

Total Common Stocks			21,016	156,275	127,757

Preferred Stock — 0.1%*:

Farming and Agriculture — 0.1%*:
Pinnacle Agriculture Holdings A 2¤			259,648	173,408	236,280

Total Equities			280,664	329,683	364,037

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 94.0%*:

Bank Loans — 85.6%*§:

Aerospace and Defense — 1.5%*:
Doncasters Finance US LLC, 3M LIBOR + 3.500%	5.19%	4/9/2020	1,671,044	1,644,390	1,614,947
TransDigm, Inc., 1M LIBOR + 2.750%+	4.32	5/13/2022	1,496,250	1,499,359	1,499,841

Total Aerospace and Defense			3,167,294	3,143,749	3,114,788

Automobile — 1.3%*:
Dragon Merger Sub LLC, 3M LIBOR + 4.000%	5.69	7/24/2024	309,848	308,394	312,367
FPC Holdings, Inc., 3M LIBOR + 4.000%	5.69	11/19/2019	471,742	437,164	469,266
Gates Global LLC, 3M LIBOR + 3.000%	4.69	3/31/2024	1,045,285	1,048,141	1,050,365
NN, Inc., 1M LIBOR + 4.250%	5.32	10/19/2022	842,102	843,853	846,843

Total Automobile			2,668,977	2,637,552	2,678,841

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Beverage, Food and Tobacco — 2.8%*:
CTI Foods Holding Co. LLC, 1M LIBOR + 3.500%	5.07%	6/29/2020	1,371,856	$1,365,557	$1,203,804
Del Monte Foods, Inc., 3M LIBOR + 3.250%	4.70	2/18/2021	229,792	209,558	182,522
Deoleo S.A., EURIBOR + 3.500%+	4.50	6/11/2021	500,000	677,963	401,949
JBS USA LLC, 3M LIBOR + 2.500%	4.10	10/30/2022	1,943,354	1,937,677	1,907,887
Labeyrie Fine Foods SAS, EURIBOR + 4.250%+	3.92	5/23/2023	500,000	553,591	603,422
Refresco Group B.V.+	2.75	9/30/2024	500,000	585,109	599,283
Refresco Group B.V.+	3.25	1/31/2025	500,000	585,333	596,925
Refresco Group B.V.+	4.44	9/26/2024	159,042	158,644	159,042
Refresco Group B.V.+	4.94	1/31/2025	159,042	158,247	158,446

Total Beverage, Food and Tobacco			5,863,086	6,231,679	5,813,280

Broadcasting and Entertainment — 3.3%*:
All3Media International, 6M LIBOR + 4.250%+	5.25	6/30/2021	1,500,000	2,304,350	2,020,588
All3Media International, EURIBOR + 7.250%+	8.25	6/30/2022	500,000	673,052	601,053
AP NMT Acquisition B.V., EURIBOR + 6.000%+	7.00	8/13/2021	526,788	640,495	621,270
AP NMT Acquisition B.V., 3M LIBOR + 5.750%+	7.09	8/13/2021	1,093,369	1,043,278	1,084,623
AP NMT Acquisition B.V., 3M LIBOR + 9.000%+	10.34	8/13/2022	182,721	160,406	177,330
Intelsat Jackson Holdings S.A., 3M LIBOR + 2.750%	4.21	6/30/2019	547,478	546,874	545,682
Intelsat Jackson Holdings S.A., 3M LIBOR + 3.750%	5.21	11/9/2023	750,000	747,579	733,657
Technicolor S.A., EURIBOR + 3.000%+	3.00	12/31/2023	500,000	538,456	599,925
Univision Communications, Inc.	4.32	3/15/2024	498,648	496,218	496,709

Total Broadcasting and Entertainment			6,099,004	7,150,708	6,880,837

Buildings and Real Estate — 2.0%*:
Capital Automotive L.P., 3M LIBOR + 6.000%	7.57	3/24/2025	298,553	295,852	306,017
Core & Main L.P., 6M LIBOR + 3.000%	4.46	8/1/2024	1,500,000	1,512,147	1,510,320
PowerTeam Services LLC, 3M LIBOR + 7.250%	8.94	11/6/2020	500,000	497,942	500,000
Quikrete Holdings, Inc., 1M LIBOR + 2.750%	4.32	11/15/2023	1,451,381	1,451,523	1,453,195
VICI Properties, Inc., 3M LIBOR + 2.250%	3.78	12/20/2024	332,679	331,848	332,679

Total Buildings and Real Estate			4,082,613	4,089,312	4,102,211

Cargo Transport — 0.2%*:
Kenan Advantage Group, Inc., 1M LIBOR + 3.000%	4.57	7/31/2022	452,234	454,332	453,175

Total Cargo Transport			452,234	454,332	453,175

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Chemicals, Plastics and Rubber — 6.2%*:
Albaugh LLC	5.19%	12/4/2024	701,731	$706,227	$707,436
Allnex (Luxembourg) & Cy S.C.A., EURIBOR + 3.250%+	3.25	9/13/2023	691,250	782,207	829,653
Allnex (Luxembourg) & Cy S.C.A., 3M LIBOR + 3.250%	4.71	9/13/2023	422,396	420,667	424,774
Allnex USA, Inc., 3M LIBOR + 3.250%	4.71	9/13/2023	318,229	316,926	320,021
Alpha 3 B.V., 3M LIBOR + 3.000%	4.69	1/31/2024	1,584,754	1,595,179	1,593,344
Associated Asphalt Partners LLC, 1M LIBOR + 5.250%	6.82	4/5/2024	292,444	291,134	263,930
Colouroz Investment 1 GmbH+	3.75	9/7/2021	331,380	390,221	348,733
Diversey+	Zero Coupon	9/6/2024	500,000	590,875	598,803
Flint Group GmbH+	3.75	9/7/2021	265,560	312,713	279,465
Flint Group GmbH, 3M LIBOR + 3.000%+	4.36	9/7/2021	88,731	88,258	77,141
Flint Group US LLC, 3M LIBOR + 3.000%+	4.36	9/7/2021	536,750	533,890	466,640
KMG Chemicals, Inc., 1M LIBOR + 4.250%	4.32	6/15/2024	125,180	124,600	125,389
MacDermid, Inc., EURIBOR + 2.500%	3.25	6/7/2020	412,929	485,610	497,127
MacDermid, Inc., 1M LIBOR + 2.500%	4.07	6/5/2020	1,253,335	1,256,419	1,260,642
Methanol Holdings (Trinidad) Ltd., 1M LIBOR + 3.500%	5.07	6/30/2022	1,107,074	1,099,945	1,107,074
Novacap S.A., EURIBOR + 3.500%+	3.50	6/22/2023	500,000	558,652	599,553
Pinnacle Operating Corp., 1M LIBOR + 7.250%	8.82	11/15/2021	709,684	664,344	665,328
Tronox Blocked Borrower LLC, 3M LIBOR + 3.000%	4.69	9/22/2024	482,838	480,501	485,595
Tronox Finance LLC, 3M LIBOR + 3.000%	4.69	9/22/2024	1,114,241	1,108,847	1,120,603
Univar Inc.	4.07	7/1/2024	994,994	998,665	998,188

Total Chemicals, Plastics and Rubber			12,433,500	12,805,880	12,769,439

Containers, Packaging and Glass — 3.8%*:
BWAY Holding Co., 1M LIBOR + 3.250%	4.60	4/3/2024	1,492,500	1,485,731	1,497,828
Coveris Holdings S.A., EURIBOR + 4.000%	5.00	6/29/2022	598,442	697,661	712,654
Flex Acquisition Co., Inc., 3M LIBOR + 3.000%	4.34	12/29/2023	1,591,940	1,609,172	1,598,913
Horizon Holdings III S.A.S.+	2.75	10/28/2022	1,390,909	1,662,310	1,661,822
ProAmpac PG Borrower LLC, 1M LIBOR + 4.000%	4.95	11/18/2023	744,375	747,542	749,727
ProAmpac PG Borrower LLC, 3M LIBOR + 8.500%	9.94	11/18/2024	750,000	740,308	761,250
W/S Packaging Group, Inc., 1M LIBOR + 5.000%	6.57	8/9/2019	925,360	860,305	874,466

Total Containers, Packaging and Glass			7,493,526	7,803,029	7,856,660

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Manufacturing — 3.3%*:
LTI Holdings, Inc., 1M LIBOR + 4.750%	6.32%	5/16/2024	821,849	$814,180	$824,931
Misys Europe S.A., EURIBOR + 3.250%+	4.25	6/13/2024	498,750	540,620	601,166
MTS Systems Corp., 1M LIBOR + 3.250%	4.69	7/5/2023	372,200	374,764	374,992
PCF GmbH, EURIBOR + 3.250%+	4.00	8/1/2024	500,000	524,768	600,524
Pelican Products, Inc., 3M LIBOR + 4.250%	5.94	4/11/2020	957,889	956,821	961,481
Project Alpha Intermediate Holding, Inc., 3M LIBOR + 3.500%	5.04	4/26/2024	592,127	589,442	578,555
Triple Point Technology, Inc., 3M LIBOR + 4.250%	5.94	7/10/2020	1,616,914	1,548,437	1,469,371
Triple Point Technology, Inc., 3M LIBOR + 8.250%††	9.94	7/10/2021	258,851	238,405	209,022
Wilsonart LLC, 3M LIBOR + 3.250%	4.95	12/19/2023	609,463	610,076	612,662
Xella International GmbH+	4.00	1/31/2024	500,000	588,325	599,673

Total Diversified/Conglomerate Manufacturing			6,728,043	6,785,838	6,832,377

Diversified/Conglomerate Service — 10.7%*:
Advantage Sales & Marketing, Inc., 1M LIBOR + 3.250%	4.63	7/23/2021	758,580	747,612	738,432
Almonde, Inc., 3M LIBOR + 3.500%+	4.98	6/13/2024	558,519	555,944	559,876
Almonde, Inc., 3M LIBOR + 7.250%+	8.73	6/13/2025	752,587	766,676	752,775
Aramark Services, Inc., 1M LIBOR + 2.000%	3.57	3/11/2025	404,273	404,273	406,169
EAB (Avatar Purchaser)	5.24	9/6/2024	757,099	753,375	760,885
Evertec Group LLC	3.96	4/17/2020	135,239	130,512	131,125
Hyland Software, Inc., 1M LIBOR + 3.250%	4.82	7/1/2022	994,988	1,004,176	1,000,589
I-Logic Technologies Bidco Ltd.	5.69	12/5/2024	1,512,013	1,509,953	1,504,453
Infor (US), Inc., EURIBOR + 2.250%	3.25	2/1/2022	497,500	590,218	597,486
Infor (US), Inc., 3M LIBOR + 2.750%	4.44	2/1/2022	1,488,750	1,489,776	1,493,410
Kronos, Inc., 3M LIBOR + 3.500%	4.90	11/1/2023	1,595,030	1,598,977	1,604,904
MA FinanceCo., LLC, 1M LIBOR + 2.750%	4.32	6/21/2024	246,297	246,624	246,297
MH Sub I LLC, 3M LIBOR + 3.750%	5.34	9/13/2024	573,526	571,697	574,816
Northgate Information Solutions Ltd., EURIBOR + 5.500%+	6.50	3/23/2022	500,000	527,833	599,175
Prime Security Services Borrower LLC, 1M LIBOR + 2.750%	4.32	5/2/2022	1,491,104	1,494,127	1,501,050
Project Leopard Holdings, Inc., 3M LIBOR + 5.500%	7.19	7/7/2023	504,096	507,323	506,934
Quest Software US Holdings Inc., 3M LIBOR + 5.500%	6.92	10/31/2022	1,483,997	1,488,808	1,505,990
Red Ventures LLC, 1M LIBOR + 4.000%	4.25	11/8/2024	1,322,736	1,322,668	1,320,421
Seattle Spinco, Inc., 1M LIBOR + 2.750%	4.32	6/21/2024	1,663,300	1,665,515	1,663,300
TierPoint LLC, 1M LIBOR + 3.750%	5.32	5/6/2024	266,510	265,298	264,346
Travelport Finance (Luxembourg) S.a.r.l., 3M LIBOR + 2.750%	4.17	9/2/2021	1,662,636	1,663,054	1,661,572

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service (Continued)
Verisure Holding AB, EURIBOR + 3.000%+	3.00%	10/20/2022	700,000	$762,424	$833,755
VF Holding Corp., 1M LIBOR + 3.250%	4.82	6/30/2023	1,728,744	1,732,784	1,740,776

Total Diversified/Conglomerate Service			21,597,524	21,799,647	21,968,536

Ecological — 0.8%*:
Emerald 3 Ltd., 3M LIBOR + 7.000%	8.69	5/31/2022	390,426	388,241	369,441
Emerald US, Inc., 3M LIBOR + 4.000%	5.33	5/9/2021	594,977	559,450	592,252
PHS Group Ltd., 1M LIBOR + 5.250%+	6.25	12/20/2021	299,197	369,964	406,183
Wrangler Buyer Corp.	4.57	9/27/2024	267,791	267,791	269,320

Total Ecological			1,552,391	1,585,446	1,637,196

Electronics — 4.4%*:
First Data Corp., 1M LIBOR + 2.250%	3.80	7/8/2022	1,526,007	1,524,688	1,526,846
Informatica Corp., 3M LIBOR + 3.500%	5.19	8/5/2022	1,640,552	1,635,524	1,644,948
ION Trading Technologies S.a.r.l., EURIBOR + 2.750%+	3.75	11/30/2024	500,000	587,627	600,375
Renaissance Learning, Inc., 3M LIBOR + 3.750%	5.44	4/9/2021	1,740,448	1,729,297	1,749,150
RP Crown Parent LLC, 1M LIBOR + 3.500%	4.57	10/12/2023	1,760,231	1,756,064	1,766,832
Wall Street Systems Delaware, Inc., EURIBOR + 3.000%	4.00	11/30/2024	500,000	587,627	600,675
Wall Street Systems Delaware, Inc., 1M LIBOR + 3.000%	4.57	11/30/2024	1,162,777	1,162,776	1,163,939

Total Electronics			8,830,015	8,983,603	9,052,765

Farming and Agriculture — 0.7%*:
Dole Food Co. Inc., 1M LIBOR + 2.750%	4.24	4/6/2024	1,467,510	1,475,084	1,470,166

Finance — 5.4%*:
Cunningham Lindsey US, Inc., 3M LIBOR + 3.750%	5.44	12/10/2019	218,254	218,316	217,381
Cunningham Lindsey US, Inc., 3M LIBOR + 8.000%	9.69	6/10/2020	748,546	749,300	736,614
Focus Financial Partners LLC, 3M LIBOR + 3.250%	4.94	7/3/2024	1,795,500	1,818,569	1,811,211
Moneygram International, Inc., 3M LIBOR + 3.250%	4.94	3/27/2020	1,276,742	1,233,746	1,273,946
NAB Holdings LLC, 1M LIBOR + 3.250%	4.82	6/30/2024	997,494	1,007,171	999,369
Nets Holding A/S+	3.25	11/30/2024	500,000	592,675	600,393
NFP Corp., 1M LIBOR + 3.500%	5.07	1/8/2024	1,536,207	1,555,537	1,542,736
Tempo Acquisition LLC, 1M LIBOR + 3.000%	4.57	5/1/2024	1,629,015	1,628,503	1,622,221
Veritas Bermuda Ltd.	5.50	1/27/2023	794,000	885,231	958,635
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	6.19	1/27/2023	1,290,250	1,285,659	1,292,405

Total Finance			10,786,008	10,974,707	11,054,911

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare — 10.3%*:
Arbor Pharmaceuticals, Inc., 3M LIBOR + 5.000%	6.69%	7/5/2023	1,566,312	$1,552,231	$1,578,059
Cerba Healthcare S.A.S.+	3.00	3/22/2024	1,000,000	1,172,532	1,196,022
Change Healthcare Holdings, Inc., 1M LIBOR + 2.750%	4.32	3/1/2024	1,492,481	1,498,992	1,494,541
Domus Vi SA, EURIBOR + 3.250%+	3.25	10/31/2024	500,000	592,175	600,458
Endo Luxembourg Finance Co. I S.a r.l., 1M LIBOR + 4.250%	5.88	4/29/2024	549,014	546,529	551,759
Greatbatch Ltd., 1M LIBOR + 3.250%	4.66	10/27/2022	1,277,979	1,289,343	1,286,964
Horizon Pharma, Inc., 1M LIBOR + 3.250%	4.75	3/29/2024	1,000,000	1,006,155	1,003,440
Indivior Finance S.a.r.l., 3M LIBOR + 4.500%	6.11	12/31/2022	500,000	497,503	501,250
Jaguar Holding Co. II, 3M LIBOR + 2.750%	4.38	8/18/2022	1,498,879	1,500,168	1,500,243
Kindred Healthcare, Inc., 3M LIBOR + 3.500%	4.88	4/9/2021	1,664,629	1,631,136	1,668,790
Mallinckrodt International Finance S.A., 3M LIBOR + 2.750%	4.44	9/24/2024	1,246,859	1,246,859	1,243,967
Ortho-Clinical Diagnostics S.A., 3M LIBOR + 3.750%	5.44	6/30/2021	1,994,667	1,987,405	1,997,719
Press Ganey Holdings, Inc., 1M LIBOR + 3.000%	4.57	12/31/2022	1,237,500	1,241,992	1,244,467
Press Ganey Holdings, Inc., 1M LIBOR + 7.250%	8.07	10/21/2024	552,969	559,492	558,498
Riemser Pharma GmbH, EURIBOR + 5.500%+	5.50	6/29/2023	500,000	541,254	582,827
Rodenstock GmbH, EURIBOR + 4.500%+	4.13	5/30/2019	1,500,000	1,771,592	1,748,030
Team Health Holdings, Inc.	4.32	2/6/2024	997,487	972,550	970,685
Tunstall Group Holdings Ltd., PIK + 5.000%+	8.49	10/16/2020	508,189	806,694	697,068
Valeant Pharmaceuticals International, Inc., 1M LIBOR + 4.750%	4.94	4/1/2022	812,508	799,919	823,493

Total Healthcare, Education and Childcare			20,399,473	21,214,521	21,248,280

Home and Office Furnishings, Housewares, and Durable Consumer Products — 2.2%*:
Hayward Industries, Inc.	5.07	8/2/2024	997,500	1,004,752	998,747
Keter Group B.V., EURIBOR + 4.250%+	5.25	10/31/2023	500,000	520,454	601,599
Serta Simmons Bedding LLC, 3M LIBOR + 3.500%	4.85	11/8/2023	1,717,312	1,710,035	1,567,527
Serta Simmons Bedding LLC, 1M LIBOR + 8.000%	9.41	11/8/2024	474,667	468,526	403,467
Visual Comfort Generation Brands Holdings, Inc., 1M LIBOR + 8.000%	9.57	2/28/2025	933,333	928,921	939,166

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			4,622,812	4,632,688	4,510,506

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Hotels, Motels, Inns and Gaming — 1.9%*:
Caesars Resort Collection LLC, 3M LIBOR + 2.750%	4.34%	12/22/2024	1,000,000	$997,505	$1,003,930
Cyan Blue Holdco 3 Ltd., LIBOR—GBP + 4.250%+	4.77	7/31/2024	500,000	647,384	678,559
Financiere Sun S.A.S., EURIBOR + 3.250%+	3.25	3/14/2023	338,983	404,760	407,151
HNVR Holdco Ltd., EURIBOR + 5.000%+	3.25	9/12/2023	492,449	544,075	587,355
Tackle S.a.r.l., EURIBOR + 3.500%+	3.50	8/8/2022	1,000,000	1,116,496	1,197,414

Total Hotels, Motels, Inns and Gaming			3,331,432	3,710,220	3,874,409

Insurance — 6.0%*:
Alliant Holdings I, Inc., 3M LIBOR + 3.250%	4.80	8/12/2022	1,815,746	1,813,518	1,822,646
AmWINS Group, Inc., 1M LIBOR + 2.750%	4.28	1/25/2024	1,488,722	1,492,059	1,492,860
AssuredPartners, Inc., 1M LIBOR + 3.500%	5.07	10/22/2024	1,804,817	1,817,606	1,814,979
Asurion LLC, 1M LIBOR + 3.000%	4.57	11/3/2023	1,610,991	1,620,752	1,618,047
GENEX Holdings, Inc., 1M LIBOR + 4.250%	5.82	5/30/2021	1,465,823	1,462,491	1,452,088
Hub International Ltd., 3M LIBOR + 3.000%	4.41	10/2/2020	1,774,887	1,783,071	1,782,182
Sedgwick Claims Management Services, Inc., 1M LIBOR + 5.750%	7.32	2/28/2022	561,418	561,041	563,524
USI, Inc., 3M LIBOR + 3.000%	4.69	5/16/2024	242,936	242,287	242,431
York Risk Services Holding Corp., 1M LIBOR + 3.750%	5.32	10/1/2021	1,658,790	1,631,599	1,621,052

Total Insurance			12,424,130	12,424,424	12,409,809

Leisure, Amusement, Entertainment — 1.8%*:
Delta 2 (LUX) S.a.r.l., 1M LIBOR + 3.000%+	4.57	2/1/2024	1,587,247	1,583,733	1,594,850
Dorna Sports, S.L., EURIBOR + 3.000%+	3.00	4/12/2024	500,000	540,275	599,379
SeaWorld Parks & Entertainment, Inc., 3M LIBOR + 3.000%	4.69	3/31/2024	1,582,018	1,572,352	1,560,264

Total Leisure, Amusement, Entertainment			3,669,265	3,696,360	3,754,493

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 2.1%*:
Alison Bidco S.a.r.l., 1M LIBOR + 4.500%+	5.88	8/29/2021	287,596	286,086	274,655
Apex Tool Group LLC, 1M LIBOR + 3.250%	4.82	1/31/2020	1,187,002	1,176,666	1,182,800
Gardner Denver, Inc., 3M LIBOR + 2.750%	4.44	7/30/2024	1,370,493	1,367,252	1,374,289
Husky Injection Molding Systems Ltd., 1M LIBOR + 3.250%+	4.82	6/30/2021	1,557,097	1,555,989	1,563,372

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			4,402,188	4,385,993	4,395,116

Mining, Steel, Iron and Non-Precious Metals — 2.9%*:
Big River Steel LLC, 3M LIBOR + 5.000%	6.69	8/23/2023	1,132,485	1,141,768	1,140,979
Boomerang Tube LLC¤††	15.00	2/2/2020	32,825	32,869	32,825
Boomerang Tube LLC, 1M LIBOR + 15.000%¤††	16.57	2/2/2020	111,754	111,754	111,754

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Mining, Steel, Iron and Non-Precious Metals (Continued)
Boomerang Tube LLC, 1M LIBOR + 17.500%¤††	19.07%	2/1/2021	95,536	$95,536	$10,509
Boomerang Tube LLC¤††	20.00	2/2/2020	42,133	40,647	37,920
Fairmount Santrol, Inc., 3M LIBOR + 6.000%	7.69	11/1/2022	1,487,879	1,466,235	1,503,130
H.C. Starck GmbH, EURIBOR + 7.000%+	8.00	5/30/2020	518,710	558,396	641,935
H.C. Starck GmbH, 6M LIBOR + 7.000%+	8.84	5/30/2020	521,802	503,621	537,456
Murray Energy Corp., 3M LIBOR + 7.250%	8.94	4/16/2020	2,162,457	2,073,796	1,897,556

Total Mining, Steel, Iron and Non-Precious Metals			6,105,581	6,024,622	5,914,064

Oil and Gas — 3.7%*:
Caelus Energy Alaska O3 LLC, 3M LIBOR + 7.500%	9.10	4/15/2020	1,499,143	1,417,632	1,326,741
Fieldwood Energy LLC PIK, 3M LIBOR + 7.125%	8.82	9/30/2020	2,613,837	1,883,786	1,155,038
Floatel International, Ltd., 3M LIBOR + 5.000%	6.69	6/27/2020	396,078	394,413	300,524
Gulf Finance LLC, 3M LIBOR + 5.250%	6.95	8/25/2023	970,455	946,895	868,965
Paragon Offshore Finance Co., 3M LIBOR + 6.000%	7.35	7/18/2022	34,315	30,787	28,939
Seadrill Partners Finco LLC, 3M LIBOR + 3.000%	4.69	2/21/2021	2,428,912	1,758,703	1,955,274
Southcross Holdings Borrower LP	9.00	4/13/2023	21,153	21,153	20,730
UTEX Industries, Inc., 1M LIBOR + 4.000%	5.57	5/22/2021	982,941	870,587	961,640
UTEX Industries, Inc., 1M LIBOR + 7.250%	8.82	5/22/2022	1,000,000	629,756	945,830

Total Oil and Gas			9,946,834	7,953,712	7,563,681

Personal, Food and Miscellaneous — 0.8%*:
Atrium Innovations, Inc., 3M LIBOR + 3.500%	4.94	2/13/2021	1,595,178	1,589,588	1,599,166

Printing and Publishing — 1.2%*:
Ascend Learning LLC, 1M LIBOR + 3.250%	4.57	7/12/2024	701,113	703,736	704,619
Springer Science+Business Media Deutschland GmbH, 2M LIBOR + 3.500%+	4.98	8/31/2022	1,688,947	1,694,135	1,692,696

Total Printing and Publishing			2,390,060	2,397,871	2,397,315

Retail Stores — 2.1%*:
Eyemart Express LLC, 1M LIBOR + 3.000%	4.39	8/2/2024	1,584,070	1,590,538	1,584,735
Staples, Inc., 3M LIBOR + 4.000%	5.49	9/12/2024	1,750,000	1,742,065	1,714,125
Talbots, Inc., 1M LIBOR + 4.500%	6.07	3/19/2020	318,118	304,731	307,302
Thom Europe S.A.S, EURIBOR + 4.500%+	4.50	8/7/2024	500,000	575,710	599,552

Total Retail Stores			4,152,188	4,213,044	4,205,714

Telecommunications — 2.0%*:
Digicel International Finance Ltd., 3M LIBOR + 3.750%+	5.31	5/28/2024	785,143	788,075	788,087
GTCR Valor Cos., Inc., 3M LIBOR + 4.250%	5.94	6/16/2023	472,316	471,209	477,238
Numericable Group SA, 3M LIBOR + 2.750%+	4.13	7/31/2025	995,000	992,719	948,732

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Telecommunications (Continued)
Sprint Communications, Inc., 1M LIBOR + 2.500%	4.13%		2/3/2024	1,492,481	$1,499,525	$1,491,362
Ziggo Secured Finance Partnership+	3.98		4/15/2025	500,000	501,217	495,625

Total Telecommunications				4,244,940	4,252,745	4,201,044

Utilities — 2.2%*:
Calpine Construction Finance Co., L.P., 1M LIBOR + 2.500%	4.07		1/31/2025	640,156	639,887	639,356
Calpine Corp.	4.20		1/16/2024	997,443	997,443	995,478
Dynegy Inc., 1M LIBOR + 2.750%	4.25		2/7/2024	1,361,358	1,366,747	1,367,035
Helix Gen Funding LLC, 3M LIBOR + 3.750%	5.44		6/2/2024	505,834	505,764	506,992
Vistra Operations Co. LLC, 1M LIBOR + 3.250%	4.20		12/14/2023	1,078,799	1,088,205	1,086,124

Total Utilities				4,583,590	4,598,046	4,594,985

Total Bank Loans				175,089,396	177,014,400	176,353,764

Corporate Bonds — 8.4%*:

Automobile — 0.5%*:
AA Bond Co. Ltd.+	5.50		7/31/2022	700,000	938,419	949,472
RAC Bond Co. PLC+	5.00		11/6/2022	100,000	128,880	134,444

Total Automobile				800,000	1,067,299	1,083,916

Beverage, Food and Tobacco — 0.2%*:
1011778 BC ULC/New Red Finance, Inc.+^	5.00		10/15/2025	327,000	327,000	329,452
Premier Foods Finance PLC+	6.50		3/15/2021	100,000	146,216	137,378

Total Beverage, Food and Tobacco				427,000	473,216	466,830

Broadcasting and Entertainment — 0.2%*:
Entertainment One Ltd.+	6.88		12/15/2022	100,000	150,212	145,276
VTR Finance BV+^	6.88		1/15/2024	211,000	214,006	222,605

Total Broadcasting and Entertainment				311,000	364,218	367,881

Cargo Transport — 0.5%*:
Deck Chassis Acquisition, Inc.^	10.00		6/15/2023	861,000	907,273	957,863
WFS Global Holding SAS+	9.50		7/15/2022	100,000	113,435	127,886

Total Cargo Transport				961,000	1,020,708	1,085,749

Chemicals, Plastics and Rubber — 0.3%*:
Monitchem HoldCo 3 SA, 3 mo. EURIBOR + 4.750%+	4.42	#	6/15/2021	150,000	174,654	178,853
Pinnacle Operating Corp.^	9.00		5/15/2023	378,294	469,277	351,813

Total Chemicals, Plastics and Rubber				528,294	643,931	530,666

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Containers, Packaging and Glass — 0.5%*:
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.+^	4.63%		5/15/2023	500,000	$502,477	$510,150
BWAY Holding Co.^	5.50		4/15/2024	300,000	300,000	312,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu^	5.13		7/15/2023	178,000	178,000	184,230

Total Containers, Packaging and Glass				978,000	980,477	1,006,380

Diversified/Conglomerate Manufacturing — 0.2%*:
Appvion, Inc.^~	9.00		6/1/2020	460,000	464,217	69,000
Galapagos S.A., 3 mo. EURIBOR + 4.750%+	4.42	#	6/15/2021	200,000	272,630	233,275

Total Diversified/Conglomerate Manufacturing				660,000	736,847	302,275

Diversified/Conglomerate Service — 0.7%*:
Carlson Travel, Inc., 3 mo. EURIBOR + 4.750%	4.75	#	6/15/2023	450,000	518,907	522,849
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25		5/15/2023	271,000	271,000	300,810
Sabre GLBL, Inc.^	5.38		4/15/2023	561,000	569,498	577,830

Total Diversified/Conglomerate Service				1,282,000	1,359,405	1,401,489

Electronics — 0.1%*:
First Data Corp.^	5.00		1/15/2024	179,000	178,094	184,146

Finance — 0.8%*:
Arrow Global Finance PLC, 3 mo. EURIBOR + 4.750%+	4.75	#	5/1/2023	100,000	111,463	122,307
Galaxy Bidco Ltd., 3M GBP LIBOR + 5.000%+	5.53	#	11/15/2019	100,000	161,331	134,948
Garfunkelux Holdco 3 S.A.+	8.50		11/1/2022	250,000	386,454	352,727
Jerrold Finco PLC+	6.13		1/15/2024	100,000	124,555	137,580
Veritas US, Inc./Veritas Bermuda Ltd.^	7.50		2/1/2023	817,000	869,849	855,807

Total Finance				1,367,000	1,653,652	1,603,369

Healthcare, Education and Childcare — 0.7%*:
CHS/Community Health Systems, Inc.	5.13		8/1/2021	959,000	945,828	863,100
HCA, Inc.	5.25		6/15/2026	82,000	82,000	86,920
IDH Finance PLC+	6.25		8/15/2022	100,000	131,025	123,464
Tenet Healthcare Corp.^	4.63		7/15/2024	151,000	151,000	147,225
Tenet Healthcare Corp.^	5.13		5/1/2025	104,000	104,000	101,400
Valeant Pharmaceuticals International, Inc.^	5.50		11/1/2025	165,000	165,000	167,887

Total Healthcare, Education and Childcare				1,561,000	1,578,853	1,489,996

Hotels, Motels, Inns and Gaming — 0.2%*:
TVL Finance PLC+	8.50		5/15/2023	315,000	443,041	462,298

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Leisure, Amusement, Entertainment — 0.2%*:
CPUK Finance Ltd.+	4.88%		8/28/2025	100,000	$134,095	$137,210
Vue International Bidco PLC, 3 mo. EURIBOR + 5.250%+	4.92	#	7/15/2020	100,000	134,569	119,985
WMG Acquisition Corp.^	5.00		8/1/2023	63,000	63,000	65,205

Total Leisure, Amusement, Entertainment				263,000	331,664	322,400

Oil and Gas — 1.1%*:
Citgo Holding, Inc.^	10.75		2/15/2020	1,500,000	1,487,804	1,608,750
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00		2/15/2025	713,000	615,910	520,490
Kosmos Energy Ltd.^	7.88		8/1/2021	150,000	145,676	153,375

Total Oil and Gas				2,363,000	2,249,390	2,282,615

Personal Transportation — 0.5%*:
Hertz Corp. (The)^	7.63		6/1/2022	1,051,000	1,048,733	1,100,923

Retail Stores — 0.4%*:
House of Fraser Funding PLC, 3M GBP LIBOR + 5.750%+	6.27	#	9/15/2020	300,000	465,405	354,136
HSS Financing PLC+	6.75		8/1/2019	68,000	112,557	84,465
Marcolin SpA, 3 mo. EURIBOR + 4.125%+	4.13	#	2/15/2023	100,000	107,795	120,885
Maxeda DIY Holding B.V.+	6.13		7/15/2022	100,000	114,070	120,678
Takko Luxembourg 2 SCA+	5.38		11/15/2023	100,000	116,475	116,431
Travelex Financing PLC+	8.00		5/15/2022	100,000	108,750	121,545

Total Retail Stores				768,000	1,025,052	918,140

Telecommunications — 1.3%*:
Hughes Satellite Systems Corp.	5.25		8/1/2026	1,388,000	1,397,304	1,415,760
SFR Group SA+^	6.00		5/15/2022	646,000	645,477	654,075
Wind Tre SpA, 3 mo. EURIBOR + 2.750%+	2.75	#	1/20/2024	200,000	235,210	235,823
Ziggo Secured Finance B.V.+	4.25		1/15/2027	350,000	390,408	435,864

Total Telecommunications				2,584,000	2,668,399	2,741,522

Total Corporate Bonds				16,398,294	17,822,979	17,350,595

Total Fixed Income				191,487,690	194,837,379	193,704,359

Short-Term Investments — 10.0%*:

Bank Deposit — 10.0%*:
State Street Bank & Trust Co. Euro Time Deposit	0.12		1/2/2018	20,524,938	20,524,938	20,524,938

Total Investments				212,293,292	215,692,000	214,593,334

Other assets and liabilities – (4.2%)*						(8,614,203)

Net Assets – 100.0%						$205,979,131

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

MTN	Medium Term Note
PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	77.2%
United Kingdom	6.2%
Germany	4.9%
France	4.1%
Netherlands	2.9%
Luxembourg	1.1%
Canada	1.0%
Other (Individually less than 1%)	2.6%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2017. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
~	Defaulted security.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2017.

A summary of outstanding derivatives at December 31, 2017 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/12/18	Morgan Stanley & Co.	EUR	522,399	627,133	618,224	$8,909
1/12/18	Credit Suisse International	EUR	526,415	631,954	632,728	(774)
1/12/18	Morgan Stanley & Co.	GBP	345,456	466,548	462,782	3,766

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$11,901

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/3/18	Credit Suisse International	EUR	526,415	631,619	632,388	$769
1/12/18	Credit Suisse International	EUR	708,731	850,822	836,675	(14,147)
1/12/18	Morgan Stanley & Co.	EUR	20,940,226	25,138,449	24,778,105	(360,344)
1/12/18	Morgan Stanley & Co.	GBP	5,678,550	7,669,048	7,664,842	(4,206)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(377,928)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

				SHARES	COST	FAIR VALUE
Equities — 0.5%*:

Common Stocks — 0.3%*:

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC¤				2,007	$—	$—

Oil and Gas — 0.0%*:
Paragon Offshore Finance Co.				873	13,095	15,932
Paragon Offshore Finance Co.				873	436	873
Southcross Energy Holdings LP				11	—	—
Southcross Energy Partners LP				11	2,750	3,713

Total Oil and Gas				1,768	16,281	20,518

Retail Stores — 0.3%*:
Maxeda DIY B.V.+¤				18,859,871	373,738	452,580
Maxeda DIY B.V.+¤				10,446	—	113,154

Total Retail Stores				18,870,317	373,738	565,734

Total Common Stocks				18,874,092	390,019	586,252

Preferred Stock — 0.2%*:

Farming and Agriculture — 0.2%*:
Pinnacle Agriculture Holdings A 2¤				311,577	202,152	283,535

Total Equities				19,185,669	592,171	869,787

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 92.7%*:

Asset-Backed Securities — 14.5%*:

CDO/CLO — 14.5%*:
AIMCO CLO 2015-AA E, 3M USD LIBOR + 7.820%^	9.18	#%	1/15/2028	500,000	510,024	500,110
AIMCO CLO Series 2015-AA ER, 3M USD LIBOR + 5.200%^¤	6.92	#	1/15/2028	500,000	500,000	500,000
ALME Loan Funding III Designated Activity Co. 3A ERV, 3M EURIBOR + 5.400%+^	5.40	#	4/15/2030	500,000	522,121	603,554
ALME Loan Funding IV BV 4A ER, 3M EURIBOR + 4.670%^+	4.67	#	1/15/2032	1,000,000	1,141,884	1,160,013
Anchorage Capital CLO Ltd. 2015-6A ER, 3M USD LIBOR + 6.350%^	7.71	#	7/15/2030	500,000	514,295	515,148
Apidos CLO 2017-27A D, 3M USD LIBOR + 6.400%^	7.59	#	7/17/2030	700,000	700,000	713,341
Apidos CLO XV 2013-15A E, 3M USD LIBOR + 5.500%^	6.86	#	10/20/2025	500,000	469,243	492,600
Atlas Senior Loan Fund VI Ltd. 2014-6A E, 3M USD LIBOR + 5.200%^	6.56	#	10/15/2026	800,000	742,046	804,119

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Atrium IX 9A ER, 3M USD LIBOR + 6.450%^	7.92	#%	5/28/2030	500,000	$500,000	$514,934
Avoca CLO XIV Designated Activity Co. 14X FR, 3M EURIBOR + 6.350%+	6.35	#	1/12/2031	500,000	558,021	573,225
BlueMountain CLO Ltd. 2014-1A^	Zero Coupon		4/30/2026	250,000	241,281	126,816
Cairn CLO B.V. 2013-3A E, 6M EURIBOR + 4.900%+^	4.90	#	10/20/2028	1,000,000	1,033,018	1,198,487
Carbone CLO Ltd. 2017-1A D, 3M USD LIBOR + 5.900%^	7.57	#	1/20/2031	500,000	500,000	501,389
Carlyle Global Market Strategies CLO Ltd. 2013-4A F, 3M USD LIBOR + 5.200%^	6.56	#	10/15/2025	500,000	463,335	499,109
Carlyle Global Market Strategies CLO Ltd. 2014-1A E, 3M USD LIBOR + 4.450%^	5.80	#	4/17/2025	1,000,000	906,679	1,003,568
Carlyle Global Market Strategies CLO Ltd. 2014-5A D, 3M USD LIBOR + 4.770%^	6.13	#	10/16/2025	500,000	460,926	501,865
Carlyle Global Market Strategies CLO Ltd. 2015-1A E1, 3M USD LIBOR + 5.300%^	6.66	#	4/20/2027	500,000	448,387	503,949
CBAM Ltd. 2017-3A E, 3M USD LIBOR + 6.500%^	7.85	#	10/17/2029	750,000	750,000	769,043
CIFC Funding Ltd. 2017-1A E, 3M USD LIBOR + 6.350%^	7.71	#	4/23/2029	750,000	746,711	763,538
CIFC Funding Ltd. 2017-5A D, 3M USD LIBOR + 6.100%^	7.46	#	11/16/2030	500,000	500,000	504,985
Dryden 41 Senior Loan Fund 2015-41A E, 3M USD LIBOR + 5.650%^	7.01	#	1/15/2028	500,000	469,077	502,793
Dryden 42 Senior Loan Fund 2016-42A E, 3M USD LIBOR + 7.250%^	8.61	#	7/15/2027	500,000	512,808	510,522
Dryden 45 Senior Loan Fund 2016-45A E, 3M USD LIBOR + 6.850%^	8.21	#	7/15/2027	500,000	481,221	513,111
Dryden XXXI Senior Loan Fund 2014-31A E, 3M USD LIBOR + 4.250%^	5.60	#	4/18/2026	1,000,000	909,589	997,628
Eaton Vance CLO Ltd. 2013-1A DR, 3M USD LIBOR + 7.600%^	8.96	#	1/15/2028	500,000	488,007	519,422
Galaxy XXI CLO Ltd. 2015-21A E2, 3M USD LIBOR + 6.500%^	7.86	#	1/20/2028	500,000	500,458	503,419
Galaxy XXIV CLO Ltd. 2017-24A E, 3M USD LIBOR + 5.500%^	7.13	#	1/15/2031	700,000	700,000	701,284
KKR Financial CLO Ltd. 2018 E, 3M USD LIBOR + 6.450%^	7.80	#	7/18/2030	800,000	784,184	819,722
LCM XIII LP 2013-A ER, 3M USD LIBOR + 7.300%^	8.66	#	7/19/2027	750,000	722,772	780,914
LCM XV LP 2015-A ER, 3M USD LIBOR + 6.500%^	7.86	#	7/20/2030	500,000	500,000	517,165
LCM XVII LP 2017-A E, 3M USD LIBOR + 4.750%^	6.11	#	10/15/2026	1,000,000	912,907	994,772

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Madison Park Funding XIII Ltd. 2014-13A^	Zero Coupon		1/19/2025	500,000	$411,458	$330,515
Oak Hill Credit Partners X Ltd. 2014-10A^	Zero Coupon		7/20/2026	500,000	460,136	262,553
Sound Point CLO XV Ltd. 2017-1A E, 3M USD LIBOR + 5.960%^	7.32	#%	1/23/2029	1,000,000	981,814	1,011,990
Steele Creek CLO Ltd. 2017-1A E, 3M USD LIBOR + 6.200%^	7.83	#	1/15/2030	500,000	500,000	501,825
TCI-Symphony CLO Ltd. 2017-1A E, 3M USD LIBOR + 6.450%^	7.72	#	7/15/2030	1,000,000	990,144	1,014,548
THL Credit Wind River CLO Ltd. 2017-4A E, 3M USD LIBOR + 5.800%^	7.31	#	11/20/2030	500,000	500,000	501,756
Voya CLO Ltd. 2015-2A E, 3M USD LIBOR + 5.300%^	6.66	#	7/23/2027	500,000	484,337	498,158
Wellfleet CLO Ltd. 2017-3A D, 3M USD LIBOR + 5.550%^¤	5.55	#	1/17/2031	1,000,000	1,000,000	1,000,000

Total CDO/CLO				25,000,000	24,516,883	25,231,890

Total Asset-Backed Securities				25,000,000	24,516,883	25,231,890

Bank Loans — 33.4%*§:

Beverage, Food and Tobacco — 1.1%*:
Deoleo S.A., EURIBOR + 3.500%+	4.50		6/11/2021	500,000	557,932	401,950
JBS USA LLC, 3M LIBOR + 2.500%	4.10		10/30/2022	909,412	895,496	892,815
Refresco Group B.V.+	3.25		1/31/2025	500,000	585,333	596,925

Total Beverage, Food and Tobacco				1,909,412	2,038,761	1,891,690

Broadcasting and Entertainment — 1.4%*:
All3Media International, 6M LIBOR + 4.250%+	5.25		6/30/2021	500,000	835,272	673,529
AP NMT Acquisition B.V., EURIBOR + 6.000%+	7.00		8/13/2021	393,127	482,600	463,636
AP NMT Acquisition B.V., 3M LIBOR + 9.000%+	10.34		8/13/2022	300,000	286,060	291,150
AP NMT Acquisition B.V., 3M LIBOR + 5.750%+	7.09		8/13/2021	493,622	459,429	489,674
Intelsat Jackson Holdings S.A., 3M LIBOR + 3.750%	5.21		11/9/2023	250,000	249,193	244,553
Intelsat Jackson Holdings S.A., 3M LIBOR + 2.750%	4.21		6/30/2019	182,493	182,300	181,894

Total Broadcasting and Entertainment				2,119,242	2,494,854	2,344,436

Buildings and Real Estate — 0.2%*:
PowerTeam Services LLC, 3M LIBOR + 7.250%	8.94		11/6/2020	300,000	299,370	300,000
VICI Properties, Inc., 3M LIBOR + 2.250%	3.78		12/13/2024	112,707	112,426	112,707

Total Buildings and Real Estate				412,707	411,796	412,707

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Chemicals, Plastics and Rubber — 1.4%*:
Colouroz Investment 1 GmbH+	3.75%	9/7/2021	857,707	$999,497	$902,620
Diversey+	Zero Coupon	9/6/2024	500,000	590,875	598,803
Flint Group GmbH+	3.75	9/7/2021	287,690	339,324	302,754
H.B. Fuller Co., 1M LIBOR + 2.250%	3.75	10/20/2024	222,572	222,031	223,160
Methanol Holdings (Trinidad) Ltd., 1M LIBOR + 3.500%	5.07	6/30/2022	343,678	341,464	343,678

Total Chemicals, Plastics and Rubber			2,211,647	2,493,191	2,371,015

Containers, Packaging and Glass — 1.6%*:
BWAY Holding Co., 1M LIBOR + 3.250%	4.60	4/3/2024	1,342,815	1,342,167	1,347,609
Horizon Holdings III S.A.S.+	2.75	10/28/2022	–	241	–
ProAmpac PG Borrower LLC, 3M LIBOR + 8.500%	9.94	11/18/2024	500,000	493,539	507,500
W/S Packaging Group, Inc., 1M LIBOR + 5.000%	6.57	8/9/2019	925,360	860,305	874,465

Total Containers, Packaging and Glass			2,768,175	2,696,252	2,729,574

Diversified/Conglomerate Manufacturing — 2.0%*:
LTI Holdings, Inc., 1M LIBOR + 4.750%	6.32	5/16/2024	760,719	756,027	763,572
Project Alpha Intermediate Holding, Inc., 3M LIBOR + 3.500%	5.04	4/26/2024	1,185,828	1,182,680	1,158,649
Triple Point Technology, Inc., 3M LIBOR + 4.250%	5.94	7/10/2020	988,060	951,235	897,899
Triple Point Technology, Inc., 3M LIBOR + 8.250%††	9.94	7/10/2021	50,846	48,797	41,058
Xella International GmbH+	4.00	1/31/2024	500,000	588,325	599,673

Total Diversified/Conglomerate Manufacturing			3,485,453	3,527,064	3,460,851

Diversified/Conglomerate Service — 3.7%*:
Almonde, Inc., 3M LIBOR + 3.500%+	4.98	6/13/2024	1,423,074	1,426,627	1,426,532
Aramark Services, Inc., 1M LIBOR + 2.000%	3.57	3/7/2025	133,378	133,378	134,003
EAB (Avatar Purchaser)	5.24	9/6/2024	245,761	244,552	246,990
I-Logic Technologies Bidco Ltd.	5.69	12/5/2024	139,113	138,418	138,418
MH Sub I, LLC, 3M LIBOR + 7.500%	9.09	9/15/2025	650,000	646,088	650,813
Project Leopard Holdings, Inc., 3M LIBOR + 5.500%	7.19	7/7/2023	528,088	529,922	531,061
Quest Software US Holdings Inc., 3M LIBOR + 5.500%	6.92	10/31/2022	1,168,762	1,171,145	1,186,083
Verisure Holding AB, EURIBOR + 3.000%+	3.00	10/21/2022	500,000	589,695	595,539
VF Holding Corp., 1M LIBOR + 3.250%	4.82	6/30/2023	1,481,993	1,488,078	1,492,308

Total Diversified/Conglomerate Service			6,270,169	6,367,903	6,401,747

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Ecological — 0.1%*:
Emerald 3 Ltd., 3M LIBOR + 7.000%	8.69%	5/31/2022	196,488	$195,380	$185,927

Electronics — 0.4%*:
RP Crown Parent LLC, 1M LIBOR + 3.500%	4.57	10/12/2023	735,865	732,821	738,624

Finance — 2.9%*:
Focus Financial Partners LLC, 3M LIBOR + 3.250%	4.94	7/3/2024	1,496,250	1,514,698	1,509,342
Moneygram International, Inc., 3M LIBOR + 3.250%	4.94	3/27/2020	609,483	593,233	608,148
Tempo Acquisition LLC, 1M LIBOR + 3.000%	4.57	5/1/2024	1,522,239	1,526,811	1,515,891
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	6.19	1/27/2023	562,901	560,971	563,841
VFH Parent LLC, 3M LIBOR + 3.750%	5.13	12/30/2021	782,609	790,607	788,479

Total Finance			4,973,482	4,986,320	4,985,701

Healthcare, Education and Childcare — 4.0%*:
Arbor Pharmaceuticals, Inc., 3M LIBOR + 5.000%	6.69	7/5/2023	120,307	114,592	121,209
Cerba Healthcare S.A.S.+	3.00	3/22/2024	1,000,000	1,177,027	1,196,022
Change Healthcare Holdings, Inc., 1M LIBOR + 2.750%	4.32	3/1/2024	746,241	750,689	747,270
Endo Luxembourg Finance Co. I S.a r.l., 1M LIBOR + 4.250%	5.88	4/29/2024	176,934	176,133	177,819
Horizon Pharma, Inc., 1M LIBOR + 3.250%	4.75	3/29/2024	1,000,000	1,006,156	1,003,440
Immucor, Inc., 1M LIBOR + 5.000%	6.57	6/15/2021	153,975	154,146	156,285
MModal, Inc.	9.13	1/31/2020	735,521	719,458	719,891
Ortho-Clinical Diagnostics S.A., 3M LIBOR + 3.750%	5.44	6/30/2021	1,238,057	1,222,657	1,239,952
Parexel International Corp., 1M LIBOR + 3.000%	4.57	9/29/2024	997,500	1,003,636	1,001,450
Rodenstock GmbH, EURIBOR + 4.500%+	4.13	5/30/2019	500,000	545,297	582,677

Total Healthcare, Education and Childcare			6,668,535	6,869,791	6,946,015

Home and Office Furnishings, Housewares, and Durable Consumer Products — 2.3%*:
Hayward Industries, Inc.	5.07	8/2/2024	997,500	1,004,752	998,747
Keter Group B.V., EURIBOR + 4.250%+	5.25	10/31/2023	500,000	520,454	601,599
Serta Simmons Bedding LLC, 1M LIBOR + 8.000%	9.41	11/8/2024	474,667	468,526	403,467
Serta Simmons Bedding LLC, 3M LIBOR + 3.500%	4.85	11/8/2023	1,231,873	1,230,893	1,124,428
Visual Comfort Generation Brands Holdings, Inc., 1M LIBOR + 8.000%	9.57	2/28/2025	933,333	928,921	939,166

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			4,137,373	4,153,546	4,067,407

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Hotels, Motels, Inns and Gaming — 1.0%*:
Caesars Resort Collection LLC, 3M LIBOR + 2.750%	4.34%	9/27/2024	387,650	$386,683	$389,174
HNVR Holdco Ltd.+	3.25	9/12/2023	500,000	555,625	598,425
Tackle S.a.r.l., EURIBOR + 3.500%+	3.50	8/8/2022	600,000	704,969	718,448

Total Hotels, Motels, Inns and Gaming			1,487,650	1,647,277	1,706,047

Insurance — 2.5%*:
AssuredPartners, Inc., 1M LIBOR + 3.500%	5.07	10/22/2024	997,500	1,002,240	1,003,116
Asurion LLC, 1M LIBOR + 3.000%	4.57	11/3/2023	1,987,488	2,001,399	1,996,193
Hub International Ltd., 3M LIBOR + 3.000%	4.41	10/2/2020	991,858	996,934	995,935
York Risk Services Holding Corp., 1M LIBOR + 3.750%	5.32	10/1/2021	440,412	431,819	430,392

Total Insurance			4,417,258	4,432,392	4,425,636

Leisure, Amusement, Entertainment — 0.6%*:
Delta 2 (LUX) S.a.r.l., 1M LIBOR + 3.000%+	4.57	2/1/2024	579,864	579,392	582,641
Dorna Sports, S.L.+	5.09	4/12/2024	500,000	500,000	494,690

Total Leisure, Amusement, Entertainment			1,079,864	1,079,392	1,077,331

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.1%*:
Alison Bidco S.a.r.l., 1M LIBOR + 4.500%+	5.88	8/29/2021	143,798	143,043	137,327

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			143,798	143,043	137,327

Mining, Steel, Iron and Non-Precious Metals — 1.7%*:
Big River Steel LLC, 3M LIBOR + 5.000%	6.69	8/23/2023	119,105	120,801	119,998
Boomerang Tube LLC, 1M LIBOR + 18.000%	19.57	9/1/2018	27,865	27,865	27,865
Boomerang Tube LLC¤††	15.00	2/1/2019	75,898	75,987	75,898
Boomerang Tube LLC¤††	20.00	2/1/2019	42,133	40,647	37,920
Boomerang Tube LLC, 1M LIBOR + 17.500%¤††	19.07	2/1/2021	95,536	95,536	10,509
Boomerang Tube LLC, 1M LIBOR + 15.000%¤††	16.57	2/1/2019	111,754	111,754	111,754
Fairmount Santrol, Inc., 3M LIBOR + 6.000%	7.69	11/1/2022	1,410,383	1,389,866	1,424,839
H.C. Starck GmbH, 6M LIBOR + 7.000%+	8.84	5/30/2020	700,000	711,895	721,000
Murray Energy Corp., 3M LIBOR + 7.250%	8.94	4/16/2020	202,263	199,586	177,486
Zekelman Industries, Inc., 3M LIBOR + 2.750%	4.07	6/14/2021	177,501	176,265	178,211

Total Mining, Steel, Iron and Non-Precious Metals			2,962,438	2,950,202	2,885,480

Oil and Gas — 2.9%*:
Caelus Energy Alaska O3 LLC, 3M LIBOR + 7.500%	9.10	4/15/2020	682,707	640,639	604,195
Fieldwood Energy LLC PIK, 3M LIBOR + 7.000%	8.69	9/30/2020	649,368	601,327	584,432
Fieldwood Energy LLC PIK, 3M LIBOR + 7.125%	8.82	9/30/2020	1,885,340	1,165,720	928,873
Floatel International, Ltd., 3M LIBOR + 5.000%	6.69	6/27/2020	198,039	197,207	150,262

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Oil and Gas (Continued)
Gulf Finance LLC, 3M LIBOR + 5.250%	6.95%	8/25/2023	969,922	$950,722	$868,488
Paragon Offshore Finance Co., 3M LIBOR + 6.000%	7.35	7/18/2022	30,167	27,065	25,440
Seadrill Partners Finco LLC, 3M LIBOR + 3.000%	4.69	2/21/2021	249,857	186,990	201,135
Southcross Holdings Borrower LP	9.00	4/13/2023	10,576	10,576	10,365
Summit Midstream Partners Holdings LLC, 1M LIBOR + 6.000%	7.57	5/15/2022	106,108	105,207	107,788
UTEX Industries, Inc., 1M LIBOR + 7.250%	8.82	5/22/2022	355,556	323,739	336,295
UTEX Industries, Inc., 1M LIBOR + 4.000%	5.57	5/22/2021	1,258,221	1,114,369	1,230,955

Total Oil and Gas			6,395,861	5,323,561	5,048,228

Personal, Food and Miscellaneous — 0.5%*:
Atrium Innovations, Inc., 3M LIBOR + 3.500%	4.94	2/13/2021	944,727	938,709	947,088

Printing and Publishing — 0.2%*:
Springer Science+Business Media Deutschland GmbH, 2M LIBOR + 3.500%+	4.98	8/31/2022	402,593	403,830	403,487

Retail Stores — 0.3%*:
Thom Europe S.A.S, EURIBOR + 4.500%+	4.50	8/7/2024	500,000	575,710	599,553

Telecommunications — 1.0%*:
Altice Financing S.A., 3M LIBOR + 2.750%+	4.11	7/15/2025	173,573	173,176	169,792
GTCR Valor Cos., Inc., 3M LIBOR + 4.250%	5.94	6/16/2023	1,148,115	1,159,529	1,160,078
Numericable Group SA, 3M LIBOR + 2.750%+	4.13	7/31/2025	497,500	496,360	474,366

Total Telecommunications			1,819,188	1,829,065	1,804,236

Utilities — 1.5%*:
Calpine Corp.	4.20	1/16/2024	997,442	997,442	995,477
Dynegy Inc., 1M LIBOR + 2.750%	4.25	2/7/2024	907,572	911,165	911,357
EFS Cogen Holdings I LLC, 3M LIBOR + 3.500%	4.95	6/28/2023	706,467	700,906	712,267

Total Utilities			2,611,481	2,609,513	2,619,101

Total Bank Loans			58,653,406	58,900,373	58,189,208

Corporate Bonds — 44.8%*:

Aerospace and Defense — 2.6%*:
Park Aerospace Holdings Ltd.^	4.50	3/15/2023	584,000	584,000	557,720
Swissport Financing Sarl+	9.75	12/15/2022	300,000	394,389	374,005
TransDigm, Inc.	5.50	10/15/2020	500,000	506,373	506,250
TransDigm, Inc.	6.38	6/15/2026	1,243,000	1,247,373	1,255,430
TransDigm, Inc.	6.50	5/15/2025	203,000	205,798	207,568
Triumph Group, Inc.	5.25	6/1/2022	875,000	872,022	857,500
Triumph Group, Inc.^	7.75	8/15/2025	750,000	805,417	795,937

Total Aerospace and Defense			4,455,000	4,615,372	4,554,410

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Automobile — 2.4%*:
AA Bond Co. Ltd.+	5.50%	7/31/2043	600,000	$792,138	$813,833
Gates Global LLC/Gates Global Co.^	6.00	7/15/2022	1,000,000	818,312	1,022,500
International Automotive Components Group SA^	9.13	6/1/2018	825,000	828,303	816,750
JB Poindexter & Co., Inc.^	9.00	4/1/2022	802,000	835,931	832,075
RAC Bond Co. PLC+	5.00	11/6/2022	450,000	589,715	604,996
Wabash National Corp.^	5.50	10/1/2025	182,000	182,000	183,365

Total Automobile			3,859,000	4,046,399	4,273,519

Beverage, Food and Tobacco — 1.4%*:
Boparan Finance PLC+	5.50	7/15/2021	1,100,000	1,439,043	1,339,560
JBS USA LUX SA/JBS USA Finance, Inc.^	5.88	7/15/2024	700,000	716,492	676,375
Pilgrim’s Pride Corp.^	5.75	3/15/2025	186,000	189,613	192,278
US Foods, Inc.^	5.88	6/15/2024	154,000	154,000	161,700

Total Beverage, Food and Tobacco			2,140,000	2,499,148	2,369,913

Broadcasting and Entertainment — 2.4%*:
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.00	2/1/2028	1,750,000	1,742,616	1,701,875
Clear Channel Worldwide Holdings, Inc.	7.63	3/15/2020	1,000,000	1,004,345	980,000
DISH DBS Corp.	7.75	7/1/2026	750,000	755,014	788,437
Sirius XM Radio, Inc.^	5.00	8/1/2027	436,000	436,000	437,090
VTR Finance BV+^	6.88	1/15/2024	250,000	244,448	263,750

Total Broadcasting and Entertainment			4,186,000	4,182,423	4,171,152

Buildings and Real Estate — 1.0%*:
GEO Group, Inc. (The)	5.88	1/15/2022	500,000	479,342	515,000
Standard Industries, Inc.^	4.75	1/15/2028	885,000	885,000	887,044
William Lyon Homes, Inc.	7.00	8/15/2022	295,000	299,228	303,850

Total Buildings and Real Estate			1,680,000	1,663,570	1,705,894

Cargo Transport — 1.5%*:
Deck Chassis Acquisition, Inc.^	10.00	6/15/2023	580,000	580,000	645,250
Kenan Advantage Group, Inc.^	7.88	7/31/2023	1,367,000	1,367,000	1,414,845
WFS Global Holding SAS+	9.50	7/15/2022	400,000	448,591	511,544

Total Cargo Transport			2,347,000	2,395,591	2,571,639

Chemicals, Plastics and Rubber — 1.9%*:
A Schulman, Inc.	6.88	6/1/2023	1,000,000	1,030,898	1,040,000
Consolidated Energy Finance SA^	6.75	10/15/2019	670,000	673,500	681,725
Consolidated Energy Finance SA^	6.88	6/15/2025	440,000	437,917	466,400
Monitchem HoldCo 2 SA+	6.88	6/15/2022	550,000	605,437	604,544
Pinnacle Operating Corp.^	9.00	5/15/2023	453,953	552,833	422,176

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals, Plastics and Rubber (Continued)
Platform Specialty Products Corp.^	5.88%	12/1/2025	180,000	$180,000	$178,650

Total Chemicals, Plastics and Rubber			3,293,953	3,480,585	3,393,495

Containers, Packaging and Glass — 1.5%*:
Coveris Holdings SA^	7.88	11/1/2019	1,400,000	1,399,669	1,389,500
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.^	6.38	5/1/2022	1,200,000	1,192,861	1,254,000

Total Containers, Packaging and Glass			2,600,000	2,592,530	2,643,500

Diversified Natural Resources, Precious Metals and Minerals — 0.3%*:
Parker Drilling Co.	6.75	7/15/2022	750,000	677,837	615,000

Diversified/Conglomerate Manufacturing — 1.3%*:
Appvion, Inc.^~	9.00	6/1/2020	500,000	507,003	75,000
EnPro Industries, Inc.	5.88	9/15/2022	400,000	402,990	416,500
Griffon Corp.^	5.25	3/1/2022	1,300,000	1,297,305	1,313,000
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary	7.88	6/1/2021	500,000	511,263	490,000

Total Diversified/Conglomerate Manufacturing			2,700,000	2,718,561	2,294,500

Diversified/Conglomerate Service — 4.8%*:
APTIM Corp.^	7.75	6/15/2025	646,000	646,000	616,930
Carlson Travel, Inc.^	6.75	12/15/2023	938,000	964,308	848,890
Carlson Travel, Inc.^	9.50	12/15/2024	277,000	277,000	222,985
Iron Mountain UK PLC	3.88	11/15/2025	450,000	597,667	594,384
Nuance Communications, Inc.	5.63	12/15/2026	1,000,000	991,360	1,041,250
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25	5/15/2023	1,357,000	1,431,308	1,506,270
ServiceMaster Co. LLC (The)^	5.13	11/15/2024	627,000	627,000	634,837
Verisure Midholding AB+	5.75	12/1/2023	1,700,000	2,004,554	2,053,696
Zachry Holdings, Inc.^	7.50	2/1/2020	871,000	869,170	884,065

Total Diversified/Conglomerate Service			7,866,000	8,408,367	8,403,307

Electronics — 1.2%*:
Solera LLC/Solera Finance, Inc.^	10.50	3/1/2024	376,000	424,516	422,993
TIBCO Software, Inc.^	11.38	12/1/2021	1,582,000	1,733,804	1,723,399

Total Electronics			1,958,000	2,158,320	2,146,392

Finance — 4.3%*:
Cabot Financial Luxembourg SA+	7.50	10/1/2023	350,000	465,140	494,290
Galaxy Finco Ltd.+	7.88	11/15/2021	700,000	1,008,646	946,287
Garfunkelux Holdco 2 SA+	11.00	11/1/2023	400,000	574,735	580,063
Garfunkelux Holdco 3 S.A.+	8.50	11/1/2022	700,000	978,644	987,635

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Finance (Continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.^	6.25%	2/1/2022	300,000	$308,861	$306,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp.^	6.38	12/15/2025	381,000	381,000	381,038
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.75	2/1/2024	1,250,000	1,250,000	1,284,375
Jerrold Finco PLC+	6.13	1/15/2024	450,000	560,255	619,112
LPL Holdings, Inc.^	5.75	9/15/2025	550,000	556,420	559,625
Veritas US, Inc./Veritas Bermuda Ltd.^	7.50	2/1/2023	817,000	869,848	855,807
Veritas US, Inc./Veritas Bermuda Ltd.^	10.50	2/1/2024	450,000	485,700	468,000

Total Finance			6,348,000	7,439,249	7,482,982

Grocery — 0.4%*:
C&S Group Enterprises LLC^	5.38	7/15/2022	270,000	262,086	254,475
Post Holdings, Inc.^	5.50	3/1/2025	201,000	201,000	208,035
Post Holdings, Inc.^	5.75	3/1/2027	249,000	249,000	253,358

Total Grocery			720,000	712,086	715,868

Healthcare, Education and Childcare — 3.3%*:
Avantor, Inc.^	6.00	10/1/2024	424,000	424,000	422,410
CHS/Community Health Systems, Inc.	6.25	3/31/2023	164,000	164,000	147,600
Cognita Financing PLC+	7.75	8/15/2021	500,000	725,569	698,365
CTC BondCo GmbH+	5.25	12/15/2025	150,000	178,537	180,044
Halyard Health, Inc.	6.25	10/15/2022	288,000	289,445	298,080
IDH Finance PLC+	6.25	8/15/2022	400,000	501,925	493,855
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA^	6.63	5/15/2022	735,000	693,341	738,675
Tenet Healthcare Corp.^	4.63	7/15/2024	560,000	560,000	546,000
Unilabs Subholding AB+	5.75	5/15/2025	100,000	119,628	120,800
Valeant Pharmaceuticals International, Inc.	4.50	5/15/2023	100,000	92,045	107,325
Valeant Pharmaceuticals International, Inc.^	5.50	11/1/2025	184,000	184,000	187,220
Valeant Pharmaceuticals International, Inc.^	6.13	4/15/2025	1,325,000	1,122,400	1,212,375
Valeant Pharmaceuticals International, Inc.^	9.00	12/15/2025	177,000	174,550	184,469
West Street Merger Sub, Inc.^	6.38	9/1/2025	507,000	507,000	508,268

Total Healthcare, Education and Childcare			5,614,000	5,736,440	5,845,486

Hotels, Motels, Inns and Gaming — 0.5%*:
TVL Finance PLC+	8.50	5/15/2023	540,000	766,518	792,512

Insurance — 0.6%*:
AssuredPartners, Inc.^	7.00	8/15/2025	750,000	751,805	746,250
USIS Merger Sub, Inc.^	6.88	5/1/2025	229,000	229,000	231,290

Total Insurance			979,000	980,805	977,540

Leisure, Amusement, Entertainment — 1.3%*:
AMC Entertainment Holdings, Inc.	6.38	11/15/2024	750,000	969,990	1,015,550
Interval Acquisition Corp.	5.63	4/15/2023	459,000	459,000	475,065

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Leisure, Amusement, Entertainment (Continued)
Perform Group Financing PLC+	8.50%	11/15/2020	400,000	$550,456	$556,262
WMG Acquisition Corp.	4.13	11/1/2024	150,000	165,758	189,541

Total Leisure, Amusement, Entertainment			1,759,000	2,145,204	2,236,418

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.7%*:
Apex Tool Group LLC^	7.00	2/1/2021	750,000	683,315	721,875
Xerium Technologies, Inc.	9.50	8/15/2021	500,000	496,435	506,250

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			1,250,000	1,179,750	1,228,125

Mining, Steel, Iron and Non-Precious Metals — 1.1%*:
Allegheny Technologies, Inc.	5.95	1/15/2021	1,000,000	1,002,114	1,020,000
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC+^	6.50	5/15/2021	166,000	166,000	173,055
Constellium NV	4.25	2/15/2026	100,000	116,620	119,997
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.50	6/15/2025	654,000	644,820	683,430

Total Mining, Steel, Iron and Non-Precious Metals			1,920,000	1,929,554	1,996,482

Oil and Gas — 6.4%*:
Chesapeake Energy Corp.^	8.00	12/15/2022	756,000	782,140	815,535
Citgo Holding, Inc.^	10.75	2/15/2020	350,000	343,943	375,375
Energy Transfer Equity LP	4.25	3/15/2023	903,000	903,000	896,227
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00	2/15/2025	1,343,000	1,296,288	980,390
Ferrellgas LP/Ferrellgas Finance Corp.	6.75	1/15/2022	1,000,000	1,009,332	925,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	6/15/2020	284,000	275,400	242,110
Genesis Energy LP/Genesis Energy Finance Corp.	6.00	5/15/2023	1,000,000	983,790	1,012,500
Genesis Energy LP/Genesis Energy Finance Corp.	6.75	8/1/2022	500,000	484,546	518,750
Jonah Energy LLC/Jonah Energy Finance Corp.^	7.25	10/15/2025	863,000	867,776	869,472
Jupiter Resources, Inc.+^	8.50	10/1/2022	1,450,000	1,241,077	899,000
KCA Deutag UK Finance PLC+^	9.88	4/1/2022	200,000	197,475	212,000
Kosmos Energy Ltd.	7.88	8/1/2021	1,177,000	1,142,557	1,203,483
Sunoco LP/Sunoco Finance Corp.	6.25	4/15/2021	1,000,000	1,003,853	1,039,500
Welltec A/S^+	9.50	12/1/2022	1,137,000	1,126,091	1,142,685

Total Oil and Gas			11,963,000	11,657,268	11,132,027

Personal Transportation — 0.8%*:
Hertz Corp. (The)^	7.63	6/1/2022	1,285,000	1,281,439	1,346,037

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Personal, Food and Miscellaneous — 0.3%*:
Ocado Group PLC+	4.00%		6/15/2024	350,000	$449,071	$470,156

Retail Stores — 1.6%*:
House of Fraser Funding PLC, 3M GBP LIBOR + 5.750%+	6.27	#	9/15/2020	150,000	232,702	177,068
HSS Financing PLC+	6.75		8/1/2019	272,000	393,304	337,862
Maxeda DIY Holding B.V.+	6.13		7/15/2022	200,000	228,140	241,357
Penske Automotive Group, Inc.	5.50		5/15/2026	1,345,000	1,341,203	1,364,771
Travelex Financing PLC+	8.00		5/15/2022	500,000	569,681	607,724

Total Retail Stores				2,467,000	2,765,030	2,728,782

Telecommunications — 0.5%*:
Altice Finco SA+	4.75		1/15/2028	550,000	642,358	628,571
Zayo Group LLC/Zayo Capital, Inc.^	5.75		1/15/2027	186,000	186,000	189,720

Total Telecommunications				736,000	828,358	818,291

Utilities — 0.7%*:
NRG Energy, Inc.	7.25		5/15/2026	789,000	799,375	859,016
Viridian Group Finance Co. PLC+	4.75		9/15/2024	300,000	396,000	400,695

Total Utilities				1,089,000	1,195,375	1,259,711

Total Corporate Bonds				74,854,953	78,504,850	78,173,138

Total Fixed Income				158,508,359	161,922,106	161,594,236

	COUNTERPARTY	STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Option — 0.2%*:

Put Option Purchased — 0.2%*:
S&P 500 Index	Morgan Stanley & Co.	$2,450.00	6/15/2018	80	21,388,880	566,560	(290,560)	276,000

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 9.2%*:

Bank Deposit — 9.2%*:
State Street Bank & Trust Co. Euro Time Deposit	0.12%	1/2/2018	16,079,779	16,079,779	16,079,779

Total Investments			193,781,807	179,160,616	178,819,802

Other assets and liabilities – (2.6%)*					(4,455,812)

Net Assets – 100.0%					$174,363,990

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	76.4%
United Kingdom	8.3%
Netherlands	4.2%
Germany	3.2%
France	1.7%
Sweden	1.6%
Other (Individually less than 1%)	4.6%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2017. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
~	Defaulted security.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2017.

A summary of outstanding derivatives at December 31, 2017 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
1/12/18	Goldman Sachs & Co.	EUR	22,590	27,119	26,750	$369
1/12/18	Bank of America N.A.	GBP	295,306	398,819	396,594	2,225
1/12/18	Goldman Sachs & Co.	GBP	130,019	175,594	173,891	1,703

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$4,297

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
1/12/18	Goldman Sachs & Co.	EUR	13,224,250	15,875,528	15,642,168	$(233,360)
1/12/18	JPMorgan Chase Bank N.A.	GBP	9,947,734	13,434,705	13,379,676	(55,029)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(288,389)

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 77.6%*:

Asset-Backed Securities — 31.2%*:

CDO/CLO — 4.1%*:
AIMCO CLO 2014-AA AR, 3M USD LIBOR + 1.100%^	2.46	#%	7/20/2026	1,200,000	$1,200,000	$1,202,002
ALM VII Ltd. 2012-7A A1R, 3M USD LIBOR + 1.480%^	2.84	#	10/15/2028	390,000	390,000	393,255
ALM XIV Ltd. 2014-14A A1R, 3M USD LIBOR + 1.150%^	2.53	#	7/28/2026	570,000	570,000	571,164
Apidos CLO XXV 2016-25A A1, 3M USD LIBOR + 1.460%^	2.82	#	10/20/2028	470,000	470,000	471,447
Avery Point III CLO Ltd. 2013-3A AR, 3M USD LIBOR + 1.120%^	2.47	#	1/18/2025	800,000	800,000	802,070
BlueMountain CLO Ltd. 2015-2A A1, 3M USD LIBOR + 1.430%^	2.78	#	7/18/2027	500,000	493,400	502,355
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1R, 3M USD LIBOR + 1.200%^	2.56	#	10/15/2026	250,000	250,000	250,485
Denali Capital CLO Ltd. 2013 1A A1LR, 3M USD LIBOR + 1.050%+^	2.42	#	10/26/2027	2,420,000	2,420,000	2,428,252
Galaxy XX CLO Ltd. 2015-20A A, 3M USD LIBOR + 1.450%^	2.81	#	7/20/2027	250,000	247,272	250,260
LCM XIV LP 2014-A, 3M USD LIBOR + 1.150%^	2.51	#	7/15/2025	618,068	617,714	618,923
LCM XXIII Ltd. 23A A1, 3M USD LIBOR + 1.400%^	2.76	#	10/20/2029	610,000	610,000	617,741
Madison Park Funding XIV Ltd. 2014-14A A1R, 3M USD LIBOR + 1.120%^	2.48	#	7/20/2026	290,000	290,000	291,296
Madison Park Funding XXII Ltd. 2016-22A A, 3M USD LIBOR + 1.480%^	2.85	#	10/25/2029	350,000	350,000	356,150
Magnetite XI Ltd. 2014-11A A1R, 3M USD LIBOR + 1.120%^	2.47	#	1/18/2027	890,000	890,000	892,989
Neuberger Berman CLO XX Ltd. 2015-20A BR, 3M USD LIBOR + 1.250%^	2.69	#	1/15/2028	2,000,000	2,000,000	2,000,290
OCP CLO Ltd. 2015-8A A2AR, 3M USD LIBOR + 1.450%^	2.80	#	4/17/2027	900,000	900,000	902,307
OHA Loan Funding Ltd. 2015-1A AR, 3M USD LIBOR + 1.410%^	2.83	#	8/15/2029	840,000	840,000	854,238
Race Point VIII CLO Ltd. 2013-8A AR, 3M USD LIBOR + 1.340%^	2.78	#	2/20/2030	1,320,000	1,320,000	1,329,994
Seneca Park CLO Ltd. 2014-1A AR, 3M USD LIBOR + 1.120%^	2.47	#	7/17/2026	360,000	360,000	360,378
Symphony CLO XV Ltd. 2014-15A AR, 3M USD LIBOR + 1.180%^	2.53	#	10/17/2026	1,100,000	1,100,000	1,103,251
TCI-Symphony CLO Ltd. 2016-1A A, 3M USD LIBOR + 1.480%^	2.84	#	10/13/2029	320,000	320,000	325,519

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Treman Park CLO Ltd. 2015-1A AR, 3M USD LIBOR + 1.370%^	2.73	# %	4/20/2027	970,000	$970,000	$971,611

Total CDO/CLO				17,418,068	17,408,386	17,495,977

Other Asset-Backed Securities — 27.1%*:
321 Henderson Receivables II LLC 2006-3A A1, 1M USD LIBOR + 0.200%^	1.45	#	9/15/2041	137,665	133,736	130,176
Access Group, Inc. 2015-1 A, 1M USD LIBOR + 0.700%^	2.25	#	7/25/2056	138,819	135,807	138,986
Access Group, Inc. 2015-1 B, 1M USD LIBOR + 1.500%^	3.05	#	7/25/2058	100,000	86,487	86,343
AccessLex Institute 2002-A A2, 28 day ARS¤	1.96	#	9/25/2037	650,000	599,611	646,100
AccessLex Institute 2004-A A3, 28 day ARS	1.70	#	7/1/2039	1,400,000	1,374,055	1,381,132
AccessLex Institute 2005-1 A3, 3M USD LIBOR + 0.150%	1.81	#	6/22/2022	41,768	41,327	41,750
Accredited Mortgage Loan Trust 2004-04 A2D, 1M USD LIBOR + 0.700%	2.25	#	1/25/2035	535,481	525,128	537,567
American Credit Acceptance Receivables Trust 2016-2 A^	2.22		7/13/2020	31,254	31,254	31,262
American Credit Acceptance Receivables Trust 2017-1 B^	2.39		2/16/2021	580,000	579,955	579,974
American Credit Acceptance Receivables Trust 2017-4 C^	2.94		1/10/2024	1,790,000	1,789,936	1,789,061
AmeriCredit Automobile Receivables Trust 2014-1 D	2.54		6/8/2020	310,000	309,740	310,847
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	78,400	78,400	80,072
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2004-W10 M1, 1M USD LIBOR + 0.900%	2.23	#	10/25/2034	292,114	265,748	282,519
ARI Fleet Lease Trust 2016-A A3^	2.11		7/15/2024	200,000	199,968	199,977
Asset Backed Securities Corp. Home Equity Loan Trust 2005-HE1 M1, 1M USD LIBOR + 0.750%	2.30	#	3/25/2035	348,844	346,814	356,072
Avant Loans Funding Trust 2017-B A^	2.29		6/15/2020	1,456,861	1,457,048	1,456,489
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A A^	2.10		3/20/2019	120,000	119,717	120,001
BlueVirgo Trust 2015-1A^	3.00		12/15/2022	150,778	150,289	151,113
BRE Grand Islander Timeshare Issuer LLC 2017-1A A^	2.94		5/25/2029	284,532	284,464	281,476
BRE Grand Islander Timeshare Issuer LLC 2017-1A B^	3.24		5/25/2029	234,321	234,289	231,231
Capital Automotive LLC 2017-1A A1^	3.87		4/15/2047	307,933	307,845	312,329
CarFinance Capital Auto Trust 2013-2A C^	4.04		8/15/2019	148,554	148,930	148,593
CarFinance Capital Auto Trust 2014-2 A^	1.44		11/16/2020	23,194	23,061	23,174
Cazenovia Creek Funding I LLC 2015-1A A^	2.00		12/10/2023	58,285	57,788	58,067

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Centex Home Equity Loan Trust 2006-A AV4, 1M USD LIBOR + 0.250%	1.80	# %	6/25/2036	160,003	$156,322	$160,447
Citigroup Mortgage Loan Trust Asset Backed Pass-Through Certificates 2005-OPT3 M2, 1M USD LIBOR + 0.675%	2.23	#	5/25/2035	164,313	163,919	164,627
CKE Restaurant Holdings, Inc. 2013-1A A2^	4.47		3/20/2043	429,827	433,820	430,737
CLI Funding V LLC 2013-1A^	2.83		3/18/2028	50,900	50,675	50,176
CLI Funding V LLC 2013-2A^	3.22		6/18/2028	1,031,105	1,019,723	1,024,690
CLI Funding V LLC 2014-1A A^	3.29		6/18/2029	869,646	865,197	864,937
CLI Funding VI LLC 2017-1A A^	3.62		5/18/2042	609,026	608,959	609,443
College Loan Corp. Trust I 2005-2 B, 3M USD LIBOR + 0.490%	1.85	#	1/15/2037	193,356	170,632	177,766
Commonbond Student Loan Trust 2016-B A1^	2.73		10/25/2040	1,851,291	1,858,836	1,845,289
Commonbond Student Loan Trust 2017-A-GS^	5.28		5/25/2041	710,000	709,913	721,188
CPS Auto Receivables Trust 2015-B A^	1.65		11/15/2019	35,494	35,328	35,473
CPS Auto Receivables Trust 2015-C B^	2.55		2/18/2020	94,939	94,931	95,049
CPS Auto Receivables Trust 2016-A A^	2.25		10/15/2019	17,618	17,618	17,625
CPS Auto Receivables Trust 2016-B A^	2.07		11/15/2019	50,080	50,079	50,068
CPS Auto Receivables Trust 2016-C A^	1.62		1/15/2020	50,020	50,020	49,948
CPS Auto Receivables Trust 2016-C B^	2.48		9/15/2020	180,000	179,988	179,601
CPS Auto Trust 2017-A B^	2.68		5/17/2021	1,200,000	1,200,000	1,201,451
CPS Auto Trust 2017-D A^	1.87		3/15/2021	360,033	360,028	359,250
Credit Suisse ABS Repackaging Trust 2013-A B^	2.50		1/25/2030	60,940	58,176	57,522
DB Master Finance LLC 2015-1A A2II^	3.98		2/20/2045	1,167,000	1,175,573	1,194,928
Diamond Resorts Owner Trust 2013-1 A^	1.95		1/20/2025	290,722	289,149	289,935
Diamond Resorts Owner Trust 2013-2 A^	2.27		5/20/2026	411,070	408,205	410,262
Diamond Resorts Owner Trust 2015-1 A^	2.73		7/20/2027	24,391	24,389	24,231
Diamond Resorts Owner Trust 2015-2 A^	2.99		5/22/2028	93,072	94,046	92,186
Diamond Resorts Owner Trust 2015-2 B^	3.54		5/22/2028	33,844	33,843	33,600
Diamond Resorts Owner Trust 2016-1 A^	3.08		11/20/2028	673,526	673,526	663,062
Domino’s Pizza Master Issuer LLC 2015-1A A2I^	3.48		10/25/2045	334,900	329,221	336,065
DRB Prime Student Loan Trust 2015-A A2^	3.06		7/25/2031	67,432	66,626	67,431
DRB Prime Student Loan Trust 2015-B A2^	3.17		7/25/2031	188,276	187,585	189,139
DRB Prime Student Loan Trust 2015-B A3^	2.54		4/27/2026	29,199	29,196	28,824
DRB Prime Student Loan Trust 2015-D A1, 1M USD LIBOR + 1.700%^	3.25	#	1/25/2040	223,572	220,793	227,866
DRB Prime Student Loan Trust 2015-D A2^	3.20		1/25/2040	781,727	780,927	781,070
DRB Prime Student Loan Trust 2016-A A1, 1M USD LIBOR + 2.000%^	3.55	#	4/25/2040	186,465	186,091	185,981
DRB Prime Student Loan Trust 2016-B A2^	2.89		6/25/2040	210,184	210,124	210,623
DRB Prime Student Loan Trust 2016-R A1, 1M USD LIBOR + 1.900%^¤	3.46	#	10/25/2044	1,148,047	1,148,047	1,159,528
Drive Auto Receivables Trust 2015-AA C^	3.06		5/17/2021	253,812	256,102	254,900
Drive Auto Receivables Trust 2016-BA B^	2.56		6/15/2020	1,429,379	1,431,903	1,430,726
Drive Auto Receivables Trust 2017-1 C	2.84		4/15/2022	350,000	349,955	351,479

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Drive Auto Receivables Trust 2017-2 C	2.75%		9/15/2023	200,000	$199,992	$200,229
Drug Royalty Corp Inc. 2012-1 A1, 3M USD LIBOR + 5.250%^	6.13	#	7/15/2024	29,615	30,210	29,901
DT Auto Owner Trust 2016-1A B^	2.79		5/15/2020	6,315	6,315	6,316
DT Auto Owner Trust 2016-2A B^	2.92		5/15/2020	127,164	127,163	127,242
Earnest Student Loan Program LLC 2016-B A1, 1M USD LIBOR + 2.050%^	3.60	#	2/26/2035	241,961	241,961	242,785
Earnest Student Loan Program LLC 2016-C A2^	2.68		7/25/2035	365,644	363,601	358,903
Earnest Student Loan Program LLC 2016-D A2^	2.72		1/25/2041	419,113	418,986	414,668
ECMC Group Student Loan Trust 2016-1A A, 1M USD LIBOR + 1.350%^	2.90	#	7/26/2066	480,627	480,627	485,068
ECMC Group Student Loan Trust 2017-1A A, 1M USD LIBOR + 1.200%^	2.75	#	12/27/2066	1,442,320	1,442,320	1,458,942
EdLinc Student Loan Funding Trust 2017-A A, PRIME – 1.15%^¤	1.01	#	12/1/2047	1,950,000	1,936,445	1,936,440
Education Loan Asset-Backed Trust I 2013-1 A1, 1M USD LIBOR + 0.800%^	2.35	#	6/25/2026	482,213	476,833	482,521
Elara HGV Timeshare Issuer LLC 2014-A B^	3.02	#**	2/25/2027	29,164	28,940	29,007
Elara HGV Timeshare Issuer LLC 2016-A A^	2.73		4/25/2028	223,658	223,654	222,330
Elara HGV Timeshare Issuer LLC 2017-A A^	2.69		3/25/2030	511,026	510,981	507,180
Element Rail Leasing II LLC 2015-1A A1+^	2.71		2/19/2045	384,926	381,590	381,520
Element Rail Leasing II LLC 2015-1A A1+^	3.97		3/19/2046	128,891	128,891	130,895
Element Rail Leasing II LLC 2016-1A A2+^	5.05		3/19/2046	800,000	813,189	850,129
Entergy New Orleans Storm Recovery Funding I LLC 2015-1 A	2.67		6/1/2027	139,849	139,821	139,534
Enterprise Fleet Financing LLC 2016-1 A2^	1.83		9/20/2021	289,162	289,135	289,006
Enterprise Fleet Financing LLC 2017-1 A3^	2.60		7/20/2022	240,000	239,950	241,170
Exeter Automobile Receivables Trust 2015-2A C^	3.90		3/15/2021	800,000	808,974	809,853
Exeter Automobile Receivables Trust 2016-3A B^	2.84		8/16/2021	240,000	239,967	238,385
Exeter Automobile Receivables Trust 2017-1A B^	3.00		12/15/2021	430,000	429,920	428,440
First Franklin Mortgage Loan Trust 2004-FFH4 M5, 1M USD LIBOR + 1.575%	3.13	#	1/25/2035	327,079	328,593	332,014
First Franklin Mortgage Loan Trust 2005 FF3 M3, 1M USD LIBOR + 0.720%	2.27	#	4/25/2035	43,364	43,159	43,451
First Investors Auto Owner Trust 2016-1A A1^	1.92		5/15/2020	40,628	40,627	40,622
First Investors Auto Owner Trust 2016-2A B^	2.21		7/15/2022	520,000	519,978	513,839
First Investors Auto Owner Trust 2017-3A B^	2.72		4/17/2023	560,000	559,960	557,311
Flagship Credit Auto Trust 2015-2 A^	1.98		10/15/2020	25,516	25,514	25,515
Flagship Credit Auto Trust 2015-3 A^	2.38		10/15/2020	195,739	196,296	196,070
Flagship Credit Auto Trust 2016-1 A^	2.77		12/15/2020	162,589	162,342	163,231
Flagship Credit Auto Trust 2016-3 B^	2.43		6/15/2021	310,000	309,979	310,052
Flagship Credit Auto Trust 2016-4 B^	2.41		10/15/2021	1,940,000	1,941,235	1,932,750

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Flagship Credit Auto Trust 2016-4 C^	2.71%		11/15/2022	410,000	$409,981	$407,815
Flagship Credit Auto Trust 2017-1 B^	2.83		3/15/2023	895,000	894,975	897,289
Flagship Credit Auto Trust 2017-4 C^	2.92		11/15/2023	1,140,000	1,138,967	1,135,802
FNA Trust 2015-1 A^	3.24		12/10/2023	114,261	114,309	113,608
FRS I LLC 2013-1A A1^	1.80		4/15/2043	22,088	21,869	21,948
Global SC Finance II SRL 2014-1A A1+^	3.19		7/17/2029	204,083	204,043	202,608
Global SC Finance IV Ltd.+^	3.85		4/15/2037	414,158	414,013	420,727
Goal Capital Funding Trust 2010-1 A, 3M USD LIBOR + 0.700%^	2.16	#	8/25/2048	193,874	186,160	192,389
Goal Structured Solution Trust 2015-1 B, 1M USD LIBOR + 1.500%^	3.05	#	9/25/2043	100,000	76,331	90,187
Goodgreen Trust 2016-1 A^	3.23		10/15/2052	571,781	571,501	570,283
GSAMP Trust 2005-SEA2 A1, 1M USD LIBOR + 0.350%^	1.90	#	1/25/2045	23,333	22,452	23,286
Hero Funding 2017-3A A1^	3.19		9/20/2048	845,266	844,980	842,960
HERO Funding Trust 2015-1A A^	3.84		9/21/2040	908,029	924,571	923,919
HERO Funding Trust 2016-4A A1^	3.57		9/20/2047	385,703	385,551	391,978
HERO Funding Trust 2017-2A A1^	3.28		9/20/2048	133,728	133,711	133,197
HERO Funding Trust 2017-2A A2^	4.07		9/20/2048	105,079	107,675	107,160
Higher Education Funding I 2004-1 B1, 28 day ARS^	2.10	#	1/1/2044	950,000	827,578	886,726
Hilton Grand Vacations Trust 2013-A A^	2.28		1/25/2026	51,210	50,532	50,849
Hilton Grand Vacations Trust 2017-AA B^	2.96	#**	12/26/2028	351,747	351,732	347,356
Laurel Road Prime Student Loan Trust 2017-B CFX^	3.61		8/25/2042	520,000	519,921	511,543
Laurel Road Prime Student Loan Trust 2017-C B^	2.95		11/25/2042	590,000	589,770	582,362
Lendmark Funding Trust 2017-1A^	2.83		12/22/2025	310,000	309,941	309,190
Lendmark Funding Trust 2017-2A A^	2.80		5/20/2026	679,964	679,937	679,937
Mariner Finance Issuance Trust 2017-AA A^	3.62		2/20/2029	480,000	479,911	482,625
Mariner Finance Issuance Trust 2017-BA B^	2.92		12/20/2029	2,100,000	2,099,787	2,095,885
Marlette Funding Trust 2016-1A A^	3.06		1/17/2023	241,675	241,885	242,102
Marlette Funding Trust 2017-1A A^	2.83		3/15/2024	1,256,528	1,259,710	1,260,218
Marlette Funding Trust 2017-2A A^	2.39		7/15/2024	394,346	394,346	394,300
Marlette Funding Trust 2017-3A A^	2.36		12/15/2024	458,496	458,472	458,310
Miramax LLC 2014-1A A2^	3.34		7/20/2026	104,496	104,811	104,581
Mosaic Solar Loans LLC 2017-1A A^	4.45		6/20/2042	117,263	117,230	119,645
Mosaic Solar Loans LLC 2017-2A D^	Zero Coupon		9/20/2042	500,000	440,389	441,614
MVW Owner Trust 2013-1A A^	2.15		4/22/2030	337,136	334,625	332,824
MVW Owner Trust 2015-1A A^	2.52		12/20/2032	42,880	42,877	42,646
MVW Owner Trust 2016-1A A^	2.25		12/20/2033	2,011,561	1,994,300	1,990,063
MVW Owner Trust 2017-1A A^	2.42		12/20/2034	115,355	115,338	114,301
Nations Equipment Finance Funding III LLC 2016-1A A^	3.61		2/20/2021	106,342	106,340	106,464

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Navient Student Loan Trust 2017-3A A3, 1M USD LIBOR + 1.050%^	2.60	# %	7/26/2066	1,000,000	$1,000,000	$1,026,133
Navient Student Loan Trust 2015-1 B, 1M USD LIBOR + 1.500%	3.05	#	7/25/2052	1,100,000	1,094,524	1,094,606
Navient Student Loan Trust 2015-2 A3, 1M USD LIBOR + 0.570%	2.12	#	11/26/2040	500,000	492,763	498,694
Navient Student Loan Trust 2016-5A A, 1M USD LIBOR + 1.250%^	2.80	#	6/25/2065	1,054,765	1,059,365	1,080,060
Navient Student Loan Trust 2016-6 A3, 1M USD LIBOR + 1.300%^	2.85	#	3/25/2066	1,100,000	1,100,000	1,131,063
Navient Student Loan Trust 2017-1A A3, 1M USD LIBOR + 1.150%^	2.70	#	7/26/2066	1,300,000	1,300,000	1,330,934
Navient Student Loan Trust 2017-4A A3, 1M USD LIBOR + 1.000%^	2.55	#	9/27/2066	650,000	650,000	656,201
Navient Student Loan Trust 2017-5A A, 1M USD LIBOR + 1.000%^	2.35	#	7/26/2066	631,170	630,446	633,321
Navistar Financial Dealer Note Master Owner Trust II 2016-1 A, 1M LIBOR + 1.350%^	2.90	#	9/27/2021	550,000	550,000	553,234
Navitas Equipment Receivables LLC 2015-1 A2^	2.12		11/15/2018	20,876	20,873	20,875
Nelnet Private Education Loan Trust 2016-A A1A, 1M USD LIBOR + 1.750%^	3.08	#	12/26/2040	331,832	331,832	332,484
Nelnet Private Education Loan Trust 2016-A A1B^	3.60		12/26/2040	238,929	237,379	235,838
Nelnet Student Loan Trust 2006-2 A6, 3M USD LIBOR + 0.120%	1.49	#	4/25/2031	280,000	274,085	280,464
Nelnet Student Loan Trust 2014-6A A, 1M USD LIBOR + 0.650%^	2.20	#	11/25/2052	358,343	347,256	355,248
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2^	2.58		10/15/2049	1,950,000	1,950,000	1,931,377
NextGear Floorplan Master Owner Trust 2015-2A A^	2.38		10/15/2020	100,000	99,995	100,123
NextGear Floorplan Master Owner Trust 2016-1A A1, 1M LIBOR + 1.700%^	3.18	#	4/15/2021	490,000	490,000	497,569
NextGear Floorplan Master Owner Trust 2016-2A A2^	2.19		9/15/2021	762,000	759,865	759,465
Northstar Education Finance, Inc. 2005-1 A5, 3M USD LIBOR + 0.750%	2.13	#	10/30/2045	188,658	180,779	176,496
NorthStar Student Loan Trust III 2016-1 A, 1M USD LIBOR + 1.250%^	2.80	#	5/27/2036	238,869	228,621	238,567
NovaStar Mortgage Funding Trust 2004-4 M5, 1M LIBOR + 1.725%	3.28	#	3/25/2035	580,926	580,781	587,733
NP SPE II LLC 2017-1A A1^	3.37		10/21/2047	455,915	455,915	453,071

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
NRZ Advance Receivables Trust 2016-T4 AT4^	3.11%		12/15/2050	900,000	$900,000	$895,992
OnDeck Asset Securitization Trust II LLC 2016-1A A^	4.21		5/17/2020	110,000	109,996	110,407
OneMain Direct Auto Receivables Trust 2017-2A A^	2.31		12/14/2021	1,130,000	1,129,868	1,129,009
OneMain Financial Issuance Trust 2014-2A A^	2.47		9/18/2024	2,778	2,786	2,779
Oportun Funding VI LLC 2017-A A^	3.23		6/8/2023	500,000	499,933	497,501
Orange Lake Timeshare Trust 2016-A A^	2.61		3/8/2029	223,749	223,726	221,482
Orange Lake Timeshare Trust 2016-A B^	2.91		3/8/2029	335,622	333,244	330,033
Oscar US Funding Trust II 2015 1A A3+^	1.86		10/15/2019	253,965	253,491	253,533
Oscar US Funding Trust II 2015 1A A4+^	2.44		6/15/2022	270,000	263,975	269,168
Oscar US Funding Trust IV 2016 1A A2B, 1M USD LIBOR + 1.700%+^	2.95	#	7/15/2020	58,586	58,586	58,888
Oscar US Funding Trust IV 2016-1A A2A+^	2.53		7/15/2020	146,465	146,748	146,535
Oscar US Funding Trust V 2016-2A A2A+^	2.31		11/15/2019	227,714	227,696	227,482
Oscar US Funding Trust VI LLC 2017-1A A3+^	2.82		6/10/2021	370,000	369,945	369,829
Oscar US Funding Trust VI LLC 2017-1A A4+^	3.30		5/10/2024	500,000	501,925	501,657
Oxford Finance Funding LLC 2016-1A A^	3.97		6/17/2024	170,000	170,000	170,645
PHEAA Student Loan Trust 2016-2A A, 1M USD LIBOR + 0.950%^	2.50	#	11/25/2065	675,692	675,692	676,900
Popular ABS Mortgage Pass-Through Trust 2006-B A3, 1M USD LIBOR + 0.280%	1.83	#	5/25/2036	79,097	76,045	78,957
Prestige Auto Receivables Trust 2015-1 B^	2.04		4/15/2021	260,000	260,669	259,866
Santander Drive Auto Receivables Trust 2014-4 D	3.10		11/16/2020	540,000	544,412	545,150
Santander Drive Auto Receivables Trust 2015-2 C	2.44		4/15/2021	720,000	724,239	721,514
Santander Drive Auto Receivables Trust 2016-1 A3	1.62		3/16/2020	43,885	43,881	43,877
Santander Drive Auto Receivables Trust 2016-1 B	2.47		12/15/2020	360,000	359,988	360,457
Santander Drive Auto Receivables Trust 2016-1 D	4.02		4/15/2022	430,000	438,238	440,903
SBA Tower Trust^	3.17		4/11/2022	630,000	630,862	622,532
SBA Tower Trust^	3.60		4/10/2018	1,050,000	1,048,874	1,049,511
SBA Tower Trust 2014-1A C^	2.90		10/15/2044	590,000	591,522	591,418
Sierra Timeshare Receivables Funding LLC 2014-1A A^	2.07		3/20/2030	65,426	65,058	65,273
Sierra Timeshare Receivables Funding LLC 2014-2A A^	2.05		6/20/2031	56,658	56,060	56,542
Sierra Timeshare Receivables Funding LLC 2014-3A A^	2.30		10/20/2031	216,823	215,587	216,086
Sierra Timeshare Receivables Funding LLC 2015 3A B^	3.08		9/20/2032	30,624	30,624	30,457

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Sierra Timeshare Receivables Funding LLC 2015-1A A^	2.40%		3/22/2032	164,280	$162,358	$162,886
Sierra Timeshare Receivables Funding LLC 2015-2A B^	3.02		6/20/2032	25,488	25,483	25,460
Sierra Timeshare Receivables Funding LLC 2015-3A A^	2.58		9/20/2032	30,624	30,619	30,554
Sierra Timeshare Receivables Funding LLC 2017-1A A^	2.91		3/20/2034	938,440	941,933	939,819
SLC Private Student Loan Trust 2006-A A5, 3M USD LIBOR + 0.170%	1.53	#	7/15/2036	38,006	37,796	38,006
SLC Private Student Loan Trust 2006-A C, 3M USD LIBOR + 0.450%	1.81	#	7/15/2036	350,000	310,843	333,859
SLC Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.200%	1.62	#	2/15/2045	459,739	402,008	423,557
SLC Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.230%	1.60	#	1/25/2041	836,403	785,012	786,619
SLC Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.230%	1.82	#	12/15/2039	2,111,774	1,958,187	1,957,007
SLM Student Loan Trust 2003-12 A5, 3M USD LIBOR + 0.280%^	1.87	#	9/15/2022	8,665	8,616	8,668
SLM Student Loan Trust 2003-14 A6, 3M USD LIBOR + 0.300%	1.67	#	7/25/2025	40,000	38,629	39,888
SLM Student Loan Trust 2003-4 B, 3M USD LIBOR + 0.650%	2.24	#	6/15/2038	122,547	112,550	117,516
SLM Student Loan Trust 2004-3A A6A, 3M USD LIBOR + 0.550%^	1.92	#	10/25/2064	1,550,000	1,522,177	1,533,113
SLM Student Loan Trust 2005-4 B, 3M USD LIBOR + 0.180%	1.55	#	7/25/2055	403,111	336,757	375,873
SLM Student Loan Trust 2005-6 B, 3M USD LIBOR + 0.290%	1.66	#	1/25/2044	998,548	916,161	941,347
SLM Student Loan Trust 2006-5 B, 3M USD LIBOR + 0.210%	1.58	#	10/25/2040	452,686	391,652	426,820
SLM Student Loan Trust 2006-7 B, 3M USD LIBOR + 0.200%	1.57	#	1/27/2042	657,445	609,026	609,893
SLM Student Loan Trust 2006-9 A5, 3M USD LIBOR + 0.100%	1.47	#	1/26/2026	100,775	98,384	100,466
SLM Student Loan Trust 2012-5 A2, 1M USD LIBOR + 0.300%	1.63	#	6/25/2019	5,693	5,675	5,693
SMB Private Education Loan Trust 2014-A A2B, 1M USD LIBOR + 1.150%^	2.63	#	5/15/2026	720,599	726,213	729,996
SMB Private Education Loan Trust 2015-A A2B, 1M USD LIBOR + 1.000%^	2.48	#	6/15/2027	99,604	97,974	100,473
SMB Private Education Loan Trust 2015-A A3, 1M USD LIBOR + 1.500%^	2.98	#	2/17/2032	900,000	921,145	924,911

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SMB Private Education Loan Trust 2015-C A3, 1M USD LIBOR + 1.950%^	3.43	# %	8/16/2032	700,000	$731,311	$724,345
SMB Private Education Loan Trust 2016-A A1, 1M USD LIBOR + 0.700%^	2.18	#	5/15/2023	69,827	69,827	69,853
SMB Private Education Loan Trust 2016-B A2B, 1M USD LIBOR + 1.450%^	2.93	#	2/17/2032	132,000	132,000	135,363
SMB Private Education Loan Trust 2016-C A2B, 1M USD LIBOR + 1.100%^	2.58	#	9/15/2034	280,000	280,000	284,674
SMB Private Education Loan Trust 2017-B A2B, 1M USD LIBOR + 0.750%^	2.10	#	10/15/2035	670,000	670,000	669,943
SoFi Consumer Loan Program LLC 2016-1A A^	3.26		8/25/2025	684,147	686,552	688,139
SoFi Consumer Loan Program LLC 2016-2A A^	3.09		10/27/2025	273,949	273,912	275,309
SoFi Consumer Loan Program LLC 2016-3 A^	3.05		12/26/2025	242,022	242,017	243,182
SoFi Consumer Loan Program LLC 2016-5 A^	3.06		9/25/2028	1,377,793	1,373,477	1,381,224
SoFi Consumer Loan Program LLC 2017-2 A^	3.28		2/25/2026	603,600	602,676	609,204
SoFi Consumer Loan Program LLC 2017-3 A^	2.77		5/25/2026	906,030	906,030	908,805
SoFi Consumer Loan Program Trust 2015-1 A^	3.28		9/15/2023	585,057	585,355	586,694
SoFi Professional Loan Program LLC 2015-A RC^¤	Zero Coupon		3/25/2033	300	844,125	600,000
SoFi Professional Loan Program LLC 2015-C A2^	2.51		8/25/2033	45,240	45,018	44,878
SoFi Professional Loan Program LLC 2016 A A1, 1M USD LIBOR + 1.750%^	3.30	#	8/25/2036	179,557	178,026	183,927
SoFi Professional Loan Program LLC 2016-B A1, 1M USD LIBOR + 1.200%^	2.75	#	6/25/2033	212,419	212,419	215,874
SoFi Professional Loan Program LLC 2016-B A2A^	1.68		3/25/2031	81,321	81,316	81,203
SoFi Professional Loan Program LLC 2016-D A1, 1M USD LIBOR + 0.950%^	2.50	#	1/25/2039	138,673	138,673	140,077
SoFi Professional Loan Program LLC 2016-E A2B^	2.49		1/25/2036	330,000	329,372	328,043
SoFi Professional Loan Program LLC 2017-D R1^¤	Zero Coupon		9/25/2040	1,233,700	705,663	698,151
SpringCastle America Funding LLC 2016-AA A^	3.05		4/25/2029	492,693	492,676	495,749
Springleaf Funding Trust 2016-AA A^	2.90		11/15/2029	1,560,000	1,559,776	1,562,299
SPS Servicer Advance Receivable 2016-T1 AT1^	2.53		11/16/2048	1,040,000	1,039,911	1,030,872
SVO VOI Mortgage LLC 2012-AA A^	2.00		9/20/2029	324,886	320,685	322,103
Taco Bell Funding LLC 2016-1A A2I^	3.83		5/25/2046	325,875	326,935	330,443
TAL Advantage LLC 2017-1A A	4.50		4/20/2042	674,899	682,953	692,123
TAL Advantage V LLC 2014-3A A^	3.27		11/21/2039	415,000	410,644	409,297
Trafigura Securitisation Finance PLC 2017-1, 1M USD LIBOR + 1.700%+^	3.18	#	12/15/2020	900,000	902,979	904,189
Trinity Rail Leasing LP 2012-1A A1^	2.27		1/15/2043	54,285	52,703	53,381
TRIP Rail Master Funding LLC 2011-1A A2^	6.02		7/15/2041	1,250,000	1,334,465	1,352,586
TRIP Rail Master Funding LLC 2014-1A A2^	4.09		4/15/2044	700,000	713,922	706,931

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
TRIP Rail Master Funding LLC 2017-1A A1^	2.71%		8/15/2047	236,324	$236,321	$235,400
Triton Container Finance IV LLC 2017-2A A^	3.62		8/20/2042	873,164	873,064	874,095
VSE VOI Mortgage LLC 2016-A A^	2.54		7/20/2033	572,273	572,218	567,403
Wachovia Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.300%	1.67	#	10/25/2040	767,652	703,804	710,880
Welk Resorts LLC 2017-AA B^	3.41		6/15/2033	367,804	367,744	364,182
Wendys Funding LLC 2015-1A A2I^	3.37		6/15/2045	928,625	926,907	931,114
Westgate Resorts LLC 2015-2A A^	3.20		7/20/2028	189,044	188,828	188,714
Westgate Resorts LLC 2017-1A A^	3.05		12/20/2030	449,102	449,102	448,259
Westlake Automobile Receivables Trust 2016-2A A2^	1.57		6/17/2019	59,669	59,667	59,645

Total Other Asset-Backed Securities				114,476,681	113,848,951	114,194,366

Total Asset-Backed Securities				131,894,749	131,257,337	131,690,343

Corporate Bonds — 42.4%*:

Advertising — 0.2%*:
S&P Global, Inc.	2.50		8/15/2018	260,000	260,266	260,752
S&P Global, Inc.	3.30		8/14/2020	700,000	720,252	713,021

Total Advertising				960,000	980,518	973,773

Aerospace/Defense — 0.8%*:
Harris Corp.	2.00		4/27/2018	1,195,000	1,195,712	1,193,751
Harris Corp.	2.70		4/27/2020	890,000	896,243	893,578
L3 Communications Corp.	5.20		10/15/2019	1,435,000	1,492,794	1,503,041

Total Aerospace/Defense				3,520,000	3,584,749	3,590,370

Agriculture — 1.0%*:
Bunge Ltd. Finance Corp.	3.00		9/25/2022	440,000	439,917	436,723
Bunge Ltd. Finance Corp.	3.50		11/24/2020	1,620,000	1,650,776	1,653,796
Imperial Brands Finance PLC+^	2.05		7/20/2018	335,000	334,679	334,698
Imperial Brands Finance PLC+^	2.95		7/21/2020	1,747,000	1,773,017	1,763,865

Total Agriculture				4,142,000	4,198,389	4,189,082

Airlines — 0.3%*:
Delta Air Lines, Inc.	3.63		3/15/2022	1,050,000	1,053,760	1,068,142

Auto Manufacturers — 1.0%*:
General Motors Co.	3.50		10/2/2018	250,000	251,532	252,601
General Motors Financial Co., Inc.	3.20		7/13/2020	1,600,000	1,603,165	1,621,716
Hyundai Capital America^	2.00		7/1/2019	70,000	69,975	69,162
Hyundai Capital America^	2.40		10/30/2018	150,000	150,023	149,855
Hyundai Capital America^	2.55		2/6/2019	1,138,000	1,142,545	1,135,999
Hyundai Capital America^	3.00		10/30/2020	480,000	485,149	479,520
Nissan Motor Acceptance Corp.+^	1.90		9/14/2021	670,000	665,880	651,811

Total Auto Manufacturers				4,358,000	4,368,269	4,360,664

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Auto Parts&Equipment — 0.5%*:
Lear Corp.	5.25%	1/15/2025	300,000	$322,362	$320,294
Lear Corp.	5.38	3/15/2024	1,660,000	1,769,866	1,755,860

Total Auto Parts&Equipment			1,960,000	2,092,228	2,076,154

Beverages — 0.5%*:
Anheuser-Busch InBev Finance, Inc.+	2.65	2/1/2021	965,000	975,787	969,842
Coca-Cola Femsa SAB de CV+	2.38	11/26/2018	668,000	671,139	669,615
Molson Coors Brewing Co.	2.10	7/15/2021	325,000	322,896	318,543

Total Beverages			1,958,000	1,969,822	1,958,000

Biotechnology — 0.6%*:
Celgene Corp.	2.25	5/15/2019	250,000	250,213	249,660
Celgene Corp.	2.88	8/15/2020	1,350,000	1,371,735	1,362,582
Celgene Corp.	3.55	8/15/2022	475,000	488,390	489,264
Celgene Corp.	4.00	8/15/2023	223,000	234,070	234,614

Total Biotechnology			2,298,000	2,344,408	2,336,120

Chemicals — 2.1%*:
Air Liquide Finance SA+^	1.75	9/27/2021	1,200,000	1,182,067	1,160,999
Airgas, Inc.+	2.38	2/15/2020	250,000	248,773	249,837
CF Industries, Inc.	7.13	5/1/2020	151,000	165,306	164,635
Dow Chemical Co. (The)	8.55	5/15/2019	125,000	135,869	135,397
Ecolab, Inc.	2.00	1/14/2019	740,000	742,837	738,771
Incitec Pivot Finance LLC+^	6.00	12/10/2019	1,443,000	1,530,080	1,528,564
LyondellBasell Industries NV	5.00	4/15/2019	945,000	974,973	970,257
LyondellBasell Industries NV	6.00	11/15/2021	985,000	1,102,722	1,094,141
RPM International, Inc.	3.45	11/15/2022	380,000	392,448	389,413
RPM International, Inc.	6.13	10/15/2019	1,205,000	1,279,925	1,283,005
Sherwin-Williams Co. (The)	2.75	6/1/2022	1,245,000	1,245,919	1,240,167

Total Chemicals			8,669,000	9,000,919	8,955,186

Commercial Banks — 6.8%*:
ANZ New Zealand Int’l Ltd.+^	2.25	2/1/2019	2,075,000	2,081,557	2,076,463
Banco Santander SA+	3.50	4/11/2022	2,400,000	2,413,884	2,447,155
Bancolombia SA+	5.95	6/3/2021	315,000	338,376	340,672
Bank of America Corp. MTN	2.15	11/9/2020	2,890,000	2,873,405	2,876,764
Bank of America Corp. MTN	2.25	4/21/2020	1,330,000	1,317,750	1,330,929
Capital One Financial Corp.	2.50	5/12/2020	485,000	484,392	484,393
Citigroup, Inc.	2.35	8/2/2021	2,320,000	2,313,002	2,294,709
Citigroup, Inc.	2.45	1/10/2020	90,000	89,975	90,041
First Horizon National Corp.	3.50	12/15/2020	1,870,000	1,885,256	1,909,609
First Tennessee Bank N.A.	2.95	12/1/2019	800,000	800,273	805,324
Goldman Sachs Group, Inc. (The)	2.38	1/22/2018	590,000	590,238	590,120
Goldman Sachs Group, Inc. (The)	2.55	10/23/2019	650,000	649,817	651,223
Goldman Sachs Group, Inc. (The)	2.88	2/25/2021	2,985,000	3,024,898	3,007,070
Itau Unibanco Holding SA+^	2.85	5/26/2018	400,000	399,008	400,400

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Commercial Banks (Continued)
JPMorgan Chase & Co.	4.50%		1/24/2022	2,145,000	$2,294,263	$2,295,262
Macquarie Bank Ltd.+^	2.85		1/15/2021	130,000	133,022	130,680
Mitsubishi UFJ Trust & Banking Corp.+^	2.65		10/19/2020	2,080,000	2,093,389	2,083,074
Morgan Stanley MTN	3.75		2/25/2023	1,140,000	1,190,234	1,181,452
Regions Bank	7.50		5/15/2018	212,000	216,297	216,245
Regions Financial Corp.	3.20		2/8/2021	1,750,000	1,790,162	1,780,556
Sumitomo Mitsui Financial Group, Inc.+	2.06		7/14/2021	682,000	676,795	668,370
Sumitomo Mitsui Financial Group, Inc.+	2.85		1/11/2022	580,000	584,618	581,152
SVB Financial Group	5.38		9/15/2020	200,000	213,254	213,755
Turkiye Garanti Bankasi AS+^	4.75		10/17/2019	325,000	331,444	329,881

Total Commercial Banks				28,444,000	28,785,309	28,785,299

Construction Materials — 1.1%*:
Holcim US Finance Sarl & Cie SCS+^	6.00		12/30/2019	1,640,000	1,751,022	1,739,869
Martin Marietta Materials, Inc., 3M USD LIBOR + 0.650%	2.10	#	5/22/2020	530,000	530,000	532,820
Martin Marietta Materials, Inc., 3M USD LIBOR + 0.500%	2.13	#	12/20/2019	445,000	445,000	445,725
Masco Corp.	3.50		4/1/2021	590,000	595,715	599,234
Masco Corp.	7.13		3/15/2020	124,000	136,341	135,213
Standard Industries, Inc.^	5.50		2/15/2023	985,000	1,010,057	1,026,863

Total Construction Materials				4,314,000	4,468,135	4,479,724

Diversified Financial Services — 2.9%*:
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust+	3.95		2/1/2022	1,380,000	1,413,926	1,422,291
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust+	4.50		5/15/2021	300,000	316,220	315,066
Aircastle Ltd.	5.00		4/1/2023	2,301,000	2,468,201	2,424,679
Ally Financial, Inc.	4.75		9/10/2018	2,431,000	2,463,171	2,461,387
Athene Global Funding^	4.00		1/25/2022	2,370,000	2,405,901	2,445,608
Genpact Luxembourg Sarl^	3.70		4/1/2022	1,575,000	1,578,717	1,565,681
International Lease Finance Corp.	3.88		4/15/2018	350,000	350,233	351,603
Lazard Group LLC	4.25		11/14/2020	1,188,000	1,238,412	1,237,396

Total Diversified Financial Services				11,895,000	12,234,781	12,223,711

Electric — 1.8%*:
Ameren Corp.	2.70		11/15/2020	760,000	767,845	762,507
Duke Energy Corp.	1.80		9/1/2021	780,000	762,720	758,670
EDP Finance BV+^	4.13		1/15/2020	981,000	1,009,779	1,010,934
Enel Finance International NV+^	2.88		5/25/2022	1,050,000	1,047,206	1,047,146
Entergy Texas, Inc.	2.55		6/1/2021	460,000	459,910	456,618
Entergy Texas, Inc.	7.13		2/1/2019	934,000	983,759	981,210
Israel Electric Corp. Ltd.+^	7.25		1/15/2019	320,000	335,944	333,402
Majapahit Holding B.V.+^	7.75		1/20/2020	300,000	326,583	328,125

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Electric (Continued)
Puget Energy, Inc.	6.00%	9/1/2021	675,000	$751,587	$746,781
Puget Energy, Inc.	6.50	12/15/2020	321,000	356,050	355,349
Southern Co. (The)	1.85	7/1/2019	130,000	129,987	129,214
Southern Co. (The)	2.35	7/1/2021	570,000	569,648	566,618

Total Electric			7,281,000	7,501,018	7,476,574

Electronics — 0.4%*:
FLIR Systems, Inc.	3.13	6/15/2021	480,000	487,998	483,551
Tech Data Corp.	3.70	2/15/2022	260,000	259,671	260,806
Tyco Electronics Group SA+	2.35	8/1/2019	585,000	587,042	584,494
Tyco Electronics Group SA+	2.38	12/17/2018	200,000	200,777	200,450

Total Electronics			1,525,000	1,535,488	1,529,301

Food — 0.9%*:
Danone SA+^	2.08	11/2/2021	2,110,000	2,095,622	2,064,004
JBS Investments GmbH+^	7.75	10/28/2020	415,000	435,427	423,300
Mondelez International Holdings Netherlands B.V.^	2.00	10/28/2021	800,000	780,741	778,292
Tyson Foods, Inc.	2.65	8/15/2019	335,000	336,418	336,614

Total Food			3,660,000	3,648,208	3,602,210

Hand/Machine Tools — 0.4%*:
Stanley Black & Decker, Inc.	1.62	11/17/2018	415,000	414,849	413,478
Stanley Black & Decker, Inc.	2.45	11/17/2018	1,200,000	1,207,095	1,203,625

Total Hand/Machine Tools			1,615,000	1,621,944	1,617,103

Healthcare-Products — 0.7%*:
Abbott Laboratories	2.35	11/22/2019	600,000	599,625	600,652
Abbott Laboratories	2.90	11/30/2021	1,460,000	1,465,703	1,476,902
Boston Scientific Corp.	2.85	5/15/2020	350,000	352,508	352,775
Zimmer Biomet Holdings, Inc.	2.00	4/1/2018	600,000	600,176	600,218

Total Healthcare-Products			3,010,000	3,018,012	3,030,547

Healthcare-Services — 1.1%*:
Anthem, Inc.	1.88	1/15/2018	250,000	250,002	249,983
Cigna Corp.	4.00	2/15/2022	442,000	467,738	461,607
Cigna Corp.	4.50	3/15/2021	1,170,000	1,238,208	1,229,738
HCA, Inc.	3.75	3/15/2019	1,940,000	1,963,873	1,956,975
Laboratory Corp. of America Holdings	2.63	2/1/2020	710,000	711,884	711,869

Total Healthcare-Services			4,512,000	4,631,705	4,610,172

Home Builders — 0.4%*:
Lennar Corp.	4.50	6/15/2019	150,000	151,742	153,375
Lennar Corp.	4.50	11/15/2019	1,090,000	1,114,798	1,118,613
Lennar Corp.	4.75	4/1/2021	450,000	465,861	468,000

Total Home Builders			1,690,000	1,732,401	1,739,988

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Housewares — 0.0%*:
Newell Brands, Inc.	2.60%	3/29/2019	171,000	$172,823	$171,584

Insurance — 2.9%*:
American International Group, Inc.	3.30	3/1/2021	1,025,000	1,032,614	1,044,911
AmTrust Financial Services, Inc.	6.13	8/15/2023	780,000	775,407	760,012
CNA Financial Corp.	5.75	8/15/2021	341,000	367,650	373,374
Enstar Group Ltd.+	4.50	3/10/2022	950,000	961,252	967,537
Jackson National Life Global Funding^	2.50	6/27/2022	1,925,000	1,920,806	1,903,582
Lincoln National Corp.	4.20	3/15/2022	725,000	769,739	763,492
Lincoln National Corp.	6.25	2/15/2020	400,000	427,071	430,735
Nuveen FIinance LLC^	2.95	11/1/2019	2,070,000	2,094,933	2,089,790
Reinsurance Group of America, Inc.	5.00	6/1/2021	969,000	1,041,004	1,036,153
Trinity Acquisition PLC	3.50	9/15/2021	1,236,000	1,248,559	1,260,103
Unum Group	3.00	5/15/2021	120,000	119,820	120,838
Willis Towers Watson PLC	5.75	3/15/2021	370,000	396,459	402,620
XLIT Ltd.	5.75	10/1/2021	925,000	1,024,134	1,015,224

Total Insurance			11,836,000	12,179,448	12,168,371

Internet — 0.6%*:
Alibaba Group Holding Ltd.+	2.50	11/28/2019	250,000	249,090	250,728
Expedia, Inc.	5.95	8/15/2020	746,000	809,007	802,613
Expedia, Inc.	7.46	8/15/2018	1,249,000	1,289,024	1,288,183

Total Internet			2,245,000	2,347,121	2,341,524

Investment Company Security — 0.6%*:
Ares Capital Corp.	3.63	1/19/2022	420,000	423,635	421,737
Ares Capital Corp.	3.88	1/15/2020	427,000	435,091	434,544
Ares Capital Corp.	4.88	11/30/2018	200,000	202,926	204,566
FS Investment Corp.	4.00	7/15/2019	335,000	336,799	338,971
TCP Capital Corp.	4.13	8/11/2022	1,140,000	1,135,408	1,122,048

Total Investment Company Security			2,522,000	2,533,859	2,521,866

IT Services — 0.8%*:
Dell International LLC/EMC Corp.^	3.48	6/1/2019	405,000	406,211	410,074
Dell International LLC/EMC Corp.^	4.42	6/15/2021	1,180,000	1,222,235	1,229,583
DXC Technology Co.	2.88	3/27/2020	270,000	269,368	271,313
Leidos Holdings, Inc.	4.45	12/1/2020	1,545,000	1,583,544	1,602,937

Total IT Services			3,400,000	3,481,358	3,513,907

Leisure Time — 0.4%*:
Brunswick Corp.^	4.63	5/15/2021	1,476,000	1,501,569	1,500,304

Lodging — 0.4%*:
Marriott International, Inc.	2.30	1/15/2022	300,000	299,090	294,534
Marriott International, Inc.	2.88	3/1/2021	1,345,000	1,362,892	1,353,644

Total Lodging			1,645,000	1,661,982	1,648,178

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Machinery-Diversified — 0.5%*:
CNH Industrial Capital LLC	3.38%	7/15/2019	945,000	$952,840	$952,088
CNH Industrial Capital LLC	3.88	10/15/2021	1,110,000	1,127,126	1,129,469

Total Machinery-Diversified			2,055,000	2,079,966	2,081,557

Media — 0.8%*:
Charter Communications Operating LLC/Charter Communications Operating Capital	3.58	7/23/2020	930,000	944,207	947,336
Discovery Communications LLC	2.95	3/20/2023	545,000	544,346	539,374
Sirius XM Radio, Inc.^	3.88	8/1/2022	1,888,000	1,914,740	1,892,720
Viacom, Inc.	2.75	12/15/2019	118,000	119,863	117,823

Total Media			3,481,000	3,523,156	3,497,253

Mining — 1.1%*:
Anglo American Capital PLC+^	3.75	4/10/2022	1,150,000	1,165,128	1,168,584
Glencore Finance Canada Ltd.+^	4.25	10/25/2022	484,000	508,890	507,135
Glencore Funding LLC^+	3.00	10/27/2022	730,000	727,915	722,883
Kinross Gold Corp.	5.13	9/1/2021	990,000	1,050,537	1,032,075
Newcrest Finance Pty Ltd.+^	4.20	10/1/2022	1,145,000	1,206,759	1,192,528

Total Mining			4,499,000	4,659,229	4,623,205

Office/Business Equip — 0.6%*:
Pitney Bowes, Inc.	3.63	10/1/2021	2,765,000	2,741,409	2,571,450

Oil and Gas — 0.2%*:
EQT Corp.	3.00	10/1/2022	1,045,000	1,041,744	1,033,864

Packaging and Containers — 0.5%*:
Graphic Packaging International, Inc.	4.75	4/15/2021	2,006,000	2,098,755	2,096,270

Pharmaceuticals — 1.6%*:
AbbVie, Inc.	1.80	5/14/2018	1,160,000	1,160,767	1,159,432
AbbVie, Inc.	2.30	5/14/2021	150,000	148,998	148,904
Allergan Funding SCS	2.35	3/12/2018	655,000	655,573	655,519
Baxalta, Inc.	2.00	6/22/2018	705,000	704,869	704,837
Express Scripts Holding Co.	3.30	2/25/2021	1,590,000	1,613,411	1,614,955
Express Scripts Holding Co.	4.75	11/15/2021	450,000	487,998	479,443
Shire Acquisitions Investments Ireland DAC	2.40	9/23/2021	360,000	359,579	354,334
Teva Pharmaceutical Finance Netherlands III B.V.+	2.20	7/21/2021	1,990,000	1,957,577	1,817,806

Total Pharmaceuticals			7,060,000	7,088,772	6,935,230

Pipelines — 0.1%*:
Andeavor Logistics LP/Tesoro Logistics Finance Corp.	3.50	12/1/2022	290,000	289,116	289,450

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Real Estate Investment Trusts — 1.6%*:
American Tower Corp.	2.25%	1/15/2022	330,000	$329,637	$321,408
American Tower Corp.	3.00	6/15/2023	1,250,000	1,246,811	1,246,726
American Tower Corp.	3.30	2/15/2021	530,000	536,269	539,718
Crown Castle International Corp.	3.40	2/15/2021	1,172,000	1,202,578	1,196,892
DDR Corp.	3.50	1/15/2021	890,000	901,816	903,465
DDR Corp. MTN	7.50	7/15/2018	31,000	31,841	31,846
Digital Realty Trust LP	3.40	10/1/2020	385,000	387,878	392,612
Duke Realty LP	3.88	2/15/2021	100,000	102,305	103,350
Healthcare Trust of America Holdings LP	2.95	7/1/2022	370,000	369,795	369,025
Highwoods Realty LP	7.50	4/15/2018	370,000	375,454	375,599
Simon Property Group LP	2.35	1/30/2022	955,000	950,260	945,938
Weyerhaeuser Co.	7.38	10/1/2019	315,000	338,165	341,367

Total REITS			6,698,000	6,772,809	6,767,946

Retail — 1.3%*:
AutoNation, Inc.	3.35	1/15/2021	1,365,000	1,379,755	1,384,878
CVS Health Corp.	2.13	6/1/2021	1,415,000	1,408,818	1,380,911
Dollar Tree, Inc.	5.75	3/1/2023	1,840,000	1,933,379	1,927,400
QVC, Inc.	3.13	4/1/2019	857,000	866,564	860,198

Total Retail			5,477,000	5,588,516	5,553,387

Semiconductors — 0.8%*:
Analog Devices, Inc.	2.50	12/5/2021	250,000	249,192	247,538
Broadcom Corp./Broadcom Cayman Finance Ltd.^	3.00	1/15/2022	1,385,000	1,385,150	1,373,268
KLA-Tencor Corp.	3.38	11/1/2019	427,000	434,560	434,040
NXP BV/NXP Funding LLC^	4.13	6/1/2021	1,270,000	1,299,997	1,295,400

Total Semiconductors			3,332,000	3,368,899	3,350,246

Telecommunications — 1.3%*:
Hughes Satellite Systems Corp.	6.50	6/15/2019	1,932,000	2,036,837	2,018,940
Sprint Communications, Inc.	9.25	4/15/2022	705,000	857,106	840,713
Telefonaktiebolaget LM Ericsson+	4.13	5/15/2022	1,970,000	2,007,462	1,983,830
Verizon Communications, Inc.	2.95	3/15/2022	760,000	771,296	764,629

Total Telecommunications			5,367,000	5,672,701	5,608,112

Toys/Games/Hobbies — 0.1%*:
Mattel, Inc.	1.70	3/15/2018	600,000	598,905	597,750

Transportation — 1.1%*:
Asciano Finance Ltd.+^	5.00	4/7/2018	970,000	975,588	976,170
Penske Truck Leasing Co. LP/PTL Finance Corp.^	2.50	6/15/2019	285,000	283,018	285,551
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.05	1/9/2020	590,000	596,382	597,076
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.20	7/15/2020	135,000	134,949	137,014
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.30	4/1/2021	240,000	245,422	244,441

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Transportation (Continued)
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.38%		2/1/2022	80,000	$81,191	$81,498
Penske Truck Leasing Co. LP/PTL Finance Corp.^	4.88		7/11/2022	490,000	533,194	528,989
Ryder System, Inc. MTN	2.25		9/1/2021	635,000	631,100	625,170
Ryder System, Inc. MTN	2.45		9/3/2019	200,000	202,294	200,220
Ryder System, Inc. MTN	2.50		3/1/2018	250,000	250,069	250,047
Ryder System, Inc. MTN	2.55		6/1/2019	185,000	184,818	185,510
Ryder System, Inc. MTN	2.88		9/1/2020	310,000	310,446	312,139
TTX Co.^	2.25		2/1/2019	250,000	249,882	249,386

Total Transportation				4,620,000	4,678,353	4,673,211

Trucking and Leasing — 1.2%*:
Aviation Capital Group LLC^	2.88		9/17/2018	1,465,000	1,470,135	1,469,916
Aviation Capital Group LLC^	6.75		4/6/2021	200,000	215,104	223,523
DAE Funding LLC+^	4.00		8/1/2020	276,000	276,000	278,760
GATX Corp.	2.50		7/30/2019	250,000	251,657	249,524
GATX Corp.	2.60		3/30/2020	685,000	680,239	684,826
Park Aerospace Holdings Ltd.^	5.25		8/15/2022	2,045,000	2,120,849	2,032,219

Total Trucking and Leasing				4,921,000	5,013,984	4,938,768

Venture Capital — 0.4%*:
Hercules Capital, Inc.	4.63		10/23/2022	1,725,000	1,715,823	1,753,662

Total Corporate Bonds				176,097,000	179,580,360	178,839,215

Mortgage-Backed Securities — 0.9%*:
COMM Mortgage Trust 2014-UBS2 B	4.70		3/10/2047	600,000	643,734	629,606
JP Morgan Mortgage Trust 2017-6 A5^	3.50	#@	12/25/2048	1,130,000	1,145,006	1,145,528
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC18 AM	5.47	#@	6/12/2047	216,229	221,419	216,062
New Residential Mortgage Loan Trust 2016-4A A1^	3.75	#@	11/25/2056	473,421	487,572	484,667
Shellpoint Co-Originator Trust 2016-1 2A3^	3.00	#@	10/25/2031	912,369	921,747	910,766
Velocity Commercial Capital Loan Trust 2016-2 AFX	3.00	#@	10/25/2046	390,822	390,821	390,784

Total Mortgage-Backed Securities				3,722,841	3,810,299	3,777,413

U.S. Treasury & Government Agencies — 3.1%*:
Federal Home Loan Mortgage Corp., 1M LIBOR + 0.450%	1.93	#	9/15/2042	353,526	351,800	355,809
Federal Home Loan Mortgage Corp., 1M LIBOR + 0.480%	1.96	#	10/15/2040	398,238	397,869	400,683
Federal Home Loan Mortgage Corp.	3.00		8/15/2040	899,038	912,507	907,158
Federal Home Loan Mortgage Corp.	3.00		3/15/2041	766,456	776,860	775,501

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
U.S. Treasury & Government Agencies (Continued)
Federal National Mortgage Association	3.00%	4/25/2040	1,173,558	$1,187,304	$1,186,259
Federal National Mortgage Association	3.00	1/25/2041	606,025	613,826	613,084
U.S. Treasury Note	0.75	10/31/2018	2,000,000	1,991,858	1,983,516
U.S. Treasury Note	0.88	7/31/2019	1,100,000	1,098,211	1,083,414
U.S. Treasury Note	1.63	3/15/2020	5,800,000	5,824,113	5,764,656

Total U.S. Treasury & Government Agencies			13,096,841	13,154,348	13,070,080

Total Fixed Income			324,811,431	327,802,344	327,377,051

COUNTERPARTY	STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE

Purchased Options — 0.4%*:

Call Option Purchased — 0.1%*:
OTC – BCM Swaption JPMorgan Chase Bank N.A.	$2.44	12/13/2032	11,190,000	11,190,000	561,458	(17,520)	543,938

Put Option Purchased — 0.3%*:
OTC – BCM Swaption JPMorgan Chase Bank N.A.	2.94	12/13/2032	22,790,000	22,790,000	1,143,488	(66,404)	1,077,085

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Short-Term Investments — 21.7%*:

Bank Deposit — 0.1%*:
State Street Bank & Trust Co. Euro Time Deposit	0.12%	1/2/2018	239,949	239,949	239,949

Commercial Paper — 21.6%*:

Auto Manufacturers — 1.7%*:
Harley-Davidson Motorcycle Trust	Zero Coupon	1/18/2018	3,705,000	3,702,446	3,702,446
Hyundai Capital America	Zero Coupon	1/29/2018	3,640,000	3,635,668	3,635,668

Total Auto Manufacturers			7,345,000	7,338,114	7,338,114

Chemicals — 1.7%*:
Ei Du Pont De Nemours	Zero Coupon	1/2/2018	3,491,000	3,490,861	3,490,861
Potash Corp. of Saskatchewan, Inc.	Zero Coupon	1/26/2018	3,500,000	3,496,111	3,496,111

Total Chemicals			6,991,000	6,986,972	6,986,972

Electrical Components and Equipment — 1.1%*:
Fortive Corp.	Zero Coupon	3/14/2018	1,000,000	995,800	995,800
Molex Electronics Technologies	Zero Coupon	1/4/2018	3,750,000	3,749,497	3,749,497

Total Electrical Components and Equipment			4,750,000	4,745,297	4,745,297

Food — 0.4%*:
Anheuser-Busch InBev Worldwide, Inc.	Zero Coupon	1/10/2018	1,550,000	1,549,438	1,549,438

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Commercial Paper (Continued)

Household Products — 0.9%*:
Clorox Co. (The)	Zero Coupon	2/5/2018	2,500,000	$2,495,382	$2,495,382
Reckitt Benckiser Treasury Services PLC	Zero Coupon	1/16/2018	1,500,000	1,499,063	1,499,063

Total Household Products			4,000,000	3,994,445	3,994,445

Lodging — 0.9%*:
Carnival Corp.	Zero Coupon	1/16/2018	3,750,000	3,747,656	3,747,656

Media — 0.8%*:
Time Warner, Inc.	Zero Coupon	1/4/2018	3,500,000	3,499,431	3,499,431

Oil and Gas — 2.3%*:
FMC Technologies, Inc.	Zero Coupon	1/8/2018	3,750,000	3,748,877	3,748,877
Schlumberger Holdings Corp.	Zero Coupon	2/27/2018	2,500,000	2,493,667	2,493,667
Suncor Energy, Inc.	Zero Coupon	1/16/2018	3,400,000	3,397,846	3,397,846

Total Oil and Gas			9,650,000	9,640,390	9,640,390

Pipelines — 1.8%*:
Enterprise Products Operating LLC	Zero Coupon	1/29/2018	3,750,000	3,745,421	3,745,421
Spectra Energy Partners LP	Zero Coupon	1/8/2018	3,760,000	3,758,596	3,758,596

Total Pipelines			7,510,000	7,504,017	7,504,017

Retail — 0.4%*:
Walgreens Boots Alliance, Inc.	Zero Coupon	2/20/2018	1,750,000	1,746,135	1,746,135

Semiconductors — 0.8%*:
Lam Research Corp.	Zero Coupon	1/4/2018	3,500,000	3,499,551	3,499,551

Software — 0.7%*:
Thomson Reuters Corp.	Zero Coupon	2/13/2018	3,000,000	2,994,195	2,994,195

Telecommunications — 2.3%*:
Bell Canada	Zero Coupon	3/2/2018	3,750,000	3,739,562	3,739,562
Rogers Communications, Inc.	Zero Coupon	1/4/2018	3,750,000	3,749,541	3,749,541
Telus Corp.	Zero Coupon	3/12/2018	2,000,000	1,993,000	1,993,000

Total Telecommunications			9,500,000	9,482,103	9,482,103

Transportation — 0.9%*:
FedEx Corp.	Zero Coupon	1/8/2018	3,750,000	3,748,914	3,748,914

Utilities — 4.9%*:
Dominion Resources, Inc.	Zero Coupon	1/16/2018	3,500,000	3,497,769	3,497,769
Entergy Corp.	Zero Coupon	1/29/2018	3,750,000	3,745,392	3,745,392
Public Service Enterprise Group, Inc.	Zero Coupon	1/22/2018	3,750,000	3,746,675	3,746,675
Sempra Energy Holdings	Zero Coupon	1/8/2018	3,000,000	2,999,113	2,999,113
Southern Co. Gas Capital	Zero Coupon	1/16/2018	2,000,000	1,998,542	1,998,542

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Commercial Paper (Continued)

Utilities (Continued)
Southern Co. Gas Capital	Zero Coupon	1/26/2018	3,750,000	$3,744,922	$3,744,922
Xcel Energy, Inc.	Zero Coupon	4/23/2018	1,000,000	994,773	994,773

Total Utilities			20,750,000	20,727,186	20,727,186

Total Commercial Paper			91,296,000	91,203,844	91,203,844

Total Short-Term Investments			91,535,949	91,443,793	91,443,793

Total Investments			450,327,380	420,951,083	420,441,867

Other assets and liabilities – 0.3%*					1,155,426

Net Assets – 100.0%					$421,597,293

MTN	Medium Term Note
OTC	Over the Counter

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	89.1%
Japan	1.4%
Ireland	1.1%
Canada	1.0%
Other (Individually less than 1%)	7.4%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2017.
@	Effective interest rate for this security is the coupon rate at issue based on the underlying loans.
**	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.

A summary of outstanding derivatives at December 31, 2017 is as follows:

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Long Futures
U.S. 10-Year Treasury Note	03/20/18	235	29,240,956	Long	$29,151,015	$(89,941)
U.S. 2-Year Treasury Note	03/29/18	196	42,049,929	Long	41,965,438	(84,491)

Total Long Futures						$(174,432)

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
Short Futures
U.S. 10-Year Ultra Bond	03/20/18	92	12,302,547	Short	$12,287,750	$14,797
U.S. 5-Year Treasury Note	03/29/18	861	100,500,227	Short	100,017,258	482,969

Total Short Futures						$497,766

OTC Credit Default Swaps – Sell Protection (1)(2)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (4)	UNREALIZED DEPRECIATION
CMBX.NA.BBB-.6†	3.00%	1M	11/17/2045	JPMorgan Chase Bank N.A.	230,000	230,000	$524	$(33,653)	$(34,177)
CMBX.NA.BBB-.6†	3.00%	1M	5/11/2063	Goldman Sachs & Co.	290,000	290,000	(21,637)	(42,433)	(20,796)

Total OTC Credit Default Swaps							$(21,113)	$(76,086)	$(54,973)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.
(3)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Abbreviation Legend

OTC — Over the Counter

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 88.4%*:

Asset-Backed Securities — 27.4%*:

CDO/CLO — 4.7%*:
ALM VII Ltd. 2012-7A A1R, 3M USD LIBOR + 1.480%^	2.84	#%	10/15/2028	250,000	$250,000	$252,087
ALM XIV Ltd. 2014-14A A1R, 3M USD LIBOR + 1.150%^	2.53	#	7/28/2026	250,000	250,000	250,511
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1R, 3M USD LIBOR + 1.200%^	2.56	#	10/15/2026	250,000	250,000	250,485
LCM XXIII Ltd. 23A A1, 3M USD LIBOR + 1.400%^	2.76	#	10/20/2029	250,000	250,000	253,172
Madison Park Funding XIV Ltd. 2014-14A A1R, 3M USD LIBOR + 1.120%^	2.48	#	7/20/2026	250,000	250,000	251,117
Marble Point CLO XI Ltd. 2017-2A A, 3M USD LIBOR + 1.180%^	2.79	#	12/18/2030	250,000	250,000	250,099

Total CDO/CLO				1,500,000	1,500,000	1,507,471

Other Asset-Backed Securities — 22.7%*:
Access Group, Inc. 2006-1 B, 3M USD LIBOR + 0.450%	1.91	#	8/25/2037	89,696	78,674	84,271
Access Group, Inc. 2015-1 A, 1M USD LIBOR + 0.700%^	2.25	#	7/25/2056	60,356	59,047	60,429
Access Group, Inc. 2015-1 B, 1M USD LIBOR + 1.500%^	3.05	#	7/25/2058	100,000	86,487	86,343
AccessLex Institute 2004-A A3, 28 day ARS	2.29	#	7/1/2039	100,000	98,130	98,652
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	39,200	39,200	40,036
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2004-W10 M1, 1M USD LIBOR + 0.900%	2.23	#	10/25/2034	52,581	47,835	50,853
Asset Backed Securities Corp. Home Equity Loan Trust 2005-HE1 M1, 1M USD LIBOR + 0.750%	2.30	#	3/25/2035	60,668	60,315	61,926
CKE Restaurant Holdings, Inc. 2013-1A A2^	4.47		3/20/2043	115,211	117,900	115,455
CLI Funding V LLC 2013-2A^	3.22		6/18/2028	51,427	50,859	51,107
CLI Funding VI LLC 2016-1A A^	4.21		2/18/2041	69,151	69,145	68,638
College Loan Corp. Trust I 2005-2 B, 3M USD LIBOR + 0.490%	1.85	#	1/15/2037	101,512	89,582	93,327
College Loan Corp. Trust I 2017-1 B2, 28 day ARS¤	Zero Coupon		1/25/2047	45,000	38,402	38,700
Credit Suisse ABS Repackaging Trust 2013-A B^	2.50		1/25/2030	53,322	50,702	50,332
CWABS Asset-Backed Certificates Trust 2005-4 MV5, 1M USD LIBOR + 0.670%	2.00	#	10/25/2035	60,000	54,043	60,088
DB Master Finance LLC 2015-1A A2II^	3.98		2/20/2045	48,625	49,611	49,789
Diamond Resorts Owner Trust 2013-2 A^	2.27		5/20/2026	29,957	29,782	29,898
Diamond Resorts Owner Trust 2015-1 A^	2.73		7/20/2027	24,391	24,389	24,231
Diamond Resorts Owner Trust 2016-1 B^	3.37		11/20/2028	69,675	69,663	68,599
Domino’s Pizza Master Issuer LLC 2015-1A A2I^	3.48		10/25/2045	59,100	59,100	59,306
Domino’s Pizza Master Issuer LLC 2015-1A A2II^	4.47		10/25/2045	59,100	59,100	60,308

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
DRB Prime Student Loan Trust 2015-B A1, 1M USD LIBOR + 1.900%^	3.24	#%	10/27/2031	45,822	$45,741	$46,800
DRB Prime Student Loan Trust 2016-R A1, 1M USD LIBOR + 1.900%^¤	3.46	#	10/25/2044	79,176	79,176	79,967
DRB Prime Student Loan Trust 2016-R A2^¤	3.07		10/25/2044	79,176	79,161	79,967
Drive Auto Receivables Trust 2016-BA B^	2.56		6/15/2020	9,133	9,133	9,142
Drug Royalty Corp Inc. 2012-1 A1, 3M USD LIBOR + 5.250%^	6.13	#	7/15/2024	13,462	13,782	13,592
Earnest Student Loan Program LLC 2016-C A1, 1M USD LIBOR + 1.850%^	3.13	#	10/27/2036	60,103	60,103	61,026
ECMC Group Student Loan Trust 2016-1A A, 1M USD LIBOR + 1.350%^	2.90	#	7/26/2066	75,098	75,098	75,792
EdLinc Student Loan Funding Trust 2017-A A, PRIME – 1.15%^¤	1.01	#	12/1/2047	100,000	99,305	99,305
Element Rail Leasing II LLC 2015-1A A1+^	2.71		2/19/2045	59,219	57,252	58,695
Entergy New Orleans Storm Recovery Funding I LLC 2015-1 A	2.67		6/1/2027	77,694	77,678	77,519
First Franklin Mortgage Loan Trust 2004-FFH4 M6, 1M USD LIBOR + 1.725%	3.28	#	1/25/2035	50,000	49,818	51,122
First Franklin Mortgage Loan Trust 2005 FF3 M3, 1M USD LIBOR + 0.720%	2.27	#	4/25/2035	7,516	7,481	7,532
Flagship Credit Auto Trust 2016-2 A2^	3.05		8/16/2021	60,000	59,997	60,375
Flagship Credit Auto Trust 2016-4 C^	2.71		11/15/2022	40,000	39,998	39,787
Flagship Credit Auto Trust 2017-4 C^	2.92		11/15/2023	100,000	99,814	99,632
FNA Trust 2015-1 A^	3.24		12/10/2023	16,323	16,335	16,230
Goodgreen Trust 2017-1A A^	3.74		10/15/2052	95,952	95,907	95,277
GSAMP Trust 2005-SEA2 A1, 1M USD LIBOR + 0.350%^	1.90	#	1/25/2045	6,437	6,194	6,424
Helios Issuer LLC 2017-1A A^	4.94		9/20/2049	97,788	97,742	100,203
HERO Funding Trust 2015-1A A^	3.84		9/21/2040	102,153	104,014	103,941
Hilton Grand Vacations Trust 2013-A A^	2.28		1/25/2026	76,271	76,107	75,733
J.G. Wentworth XXXV LLC 2015-2A A^	3.87		3/15/2058	47,310	47,274	49,548
Mariner Finance Issuance Trust 2017-AA A^	3.62		2/20/2029	100,000	99,981	100,547
Marlette Funding Trust 2016-1A A^	3.06		1/17/2023	21,015	21,039	21,052
Marlette Funding Trust 2017-2A B^	3.19		7/15/2024	100,000	99,992	100,199
Miramax LLC 2014-1A A2^	3.34		7/20/2026	49,760	50,053	49,801
Montana Higher Education Student Assistance Corp. 2012-1 A3, 1M USD LIBOR + 1.050%	2.51	#	7/20/2043	150,000	145,209	152,241
Navient Student Loan Trust 2016-6 A3, 1M USD LIBOR + 1.300%^	2.77	#	3/25/2066	290,000	290,000	298,189
Navient Student Loan Trust 2017-1A A3, 1M USD LIBOR + 1.150%^	2.64	#	7/26/2066	120,000	120,000	122,855
Navient Student Loan Trust 2017-4A A3, 1M USD LIBOR + 1.000%^	2.53	#	9/27/2066	100,000	100,000	100,954

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Nelnet Private Education Loan Trust 2016-A A1B^	3.60%		12/26/2040	66,369	$65,939	$65,511
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2^	2.58		10/15/2049	250,000	250,000	247,613
Northstar Education Finance, Inc. 2005-1 A5, 3M USD LIBOR + 0.750%	2.21	#	10/30/2045	23,830	22,835	22,294
NovaStar Mortgage Funding Trust 2004-4 M5, 1M LIBOR + 1.725%	3.28	#	3/25/2035	96,821	96,797	97,955
NRZ Advance Receivables Trust 2016-T4 AT4^	3.11		12/15/2050	100,000	100,000	99,555
NRZ Advance Receivables Trust Advance Receivables Backed 2016-T3 AT3^	2.83		10/16/2051	230,000	230,000	225,907
OnDeck Asset Securitization Trust II LLC 2016-1A A^	4.21		5/17/2020	100,000	99,977	100,370
OneMain Financial Issuance Trust 2014-2A A^	2.47		9/18/2024	1,570	1,575	1,571
OSCAR US Funding Trust V 2016-2A A4+^	2.99		12/15/2023	130,000	129,209	129,461
Oscar US Funding Trust VI LLC 2017-1A A4+^	3.30		5/10/2024	30,000	29,994	30,099
Popular ABS Mortgage Pass-Through Trust 2006-B A3, 1M USD LIBOR + 0.280%	1.83	#	5/25/2036	38,418	36,936	38,350
Sierra Timeshare Receivables Funding LLC 2015-2A B^	3.02		6/20/2032	25,488	25,483	25,460
SLC Private Student Loan Trust 2006-A A5, 3M USD LIBOR + 0.170%	1.53	#	7/15/2036	10,859	10,799	10,859
SLC Private Student Loan Trust 2006-A C, 3M USD LIBOR + 0.450%	1.81	#	7/15/2036	140,000	125,254	133,544
SLC Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.200%	1.62	#	2/15/2045	97,056	83,505	89,418
SLM Student Loan Trust 2002-7 A11, 28 day ARS	1.38	#	3/15/2028	50,000	49,448	49,991
SLM Student Loan Trust 2002-7 B, 28 day ARS	4.53	#	12/15/2039	80,000	80,061	79,945
SLM Student Loan Trust 2003-2 A9, 28 day ARS	1.38	#	9/15/2028	100,000	99,770	98,977
SLM Student Loan Trust 2003-4 B, 3M USD LIBOR + 0.650%	2.24	#	6/15/2038	69,444	63,779	66,593
SLM Student Loan Trust 2005-4 B, 3M USD LIBOR + 0.180%	1.55	#	7/25/2055	114,263	98,139	106,543
SLM Student Loan Trust 2005-6 B, 3M USD LIBOR + 0.290%	1.66	#	1/25/2044	74,891	69,051	70,601
SLM Student Loan Trust 2006-4 B, 3M USD LIBOR + 0.200%	1.57	#	1/25/2070	61,610	57,686	57,760
SLM Student Loan Trust 2006-5 B, 3M USD LIBOR + 0.210%	1.58	#	10/25/2040	122,348	107,370	115,357
SMB Private Education Loan Trust 2017-A B^	3.62		6/17/2041	130,000	126,046	125,522
SoFi Consumer Loan Program LLC 2016-1A A^	3.26		8/25/2025	57,012	57,007	57,345
SoFi Consumer Loan Program LLC 2016-5 A^	3.06		9/25/2028	95,846	95,546	96,085
SoFi Consumer Loan Program LLC 2017-2 A^	3.28		2/25/2026	67,067	66,964	67,689
SoFi Consumer Loan Program Trust 2015-1 A^	3.28		9/15/2023	62,162	62,194	62,336
SoFi Professional Loan Program LLC 2017-A C^	4.39	#**	3/26/2040	100,000	99,479	100,866

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SoFi Professional Loan Program LLC 2017-D BFX^	3.72%		9/25/2040	100,000	$99,948	$97,144
South Carolina Student Loan Corp. 2014-1 B, 1M USD LIBOR + 1.500%	2.94	#	8/1/2035	100,000	98,528	97,367
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2^	2.75		11/15/2049	100,000	99,986	99,875
Taco Bell Funding LLC 2016-1A A23^	4.76		5/25/2046	69,125	69,742	72,209
Taco Bell Funding LLC 2016-1A A2I^	3.78		5/25/2046	79,000	79,243	80,107
Textainer Marine Containers V Ltd. 2017-1A A+^	3.72		5/20/2042	93,875	93,871	94,702
TRIP Rail Master Funding LLC 2011-1A A2^	6.02		7/15/2041	100,000	107,995	108,207
TRIP Rail Master Funding LLC 2014-1A A2^	4.09		4/15/2044	100,000	101,989	100,990
Triton Container Finance IV LLC 2017-2A A^	3.62		8/20/2042	135,826	135,810	135,970
Triton Container Finance VI LLC 2017-1A A^	3.52		6/20/2042	95,233	95,216	93,857
Wachovia Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.300%	1.67	#	10/25/2040	76,765	70,380	71,088
Welk Resorts LLC 2017-AA B^	3.41		6/15/2033	98,679	98,725	97,707
Wendys Funding LLC 2015-1A A2I^	3.37		6/15/2045	127,075	126,653	127,416

Total Other Asset-Backed Securities				7,319,012	7,174,279	7,255,951

Total Asset-Backed Securities				8,819,012	8,674,279	8,763,422

Corporate Bonds — 31.4%*:

Advertising — 0.1%*:
WPP Finance 2010+	4.90		11/15/2043	35,000	38,126	40,144

Aerospace/Defense — 0.1%*:
Spirit AeroSystems, Inc.	3.85		6/15/2026	5,000	4,997	5,077
United Technologies Corp.	5.70		4/15/2040	25,000	31,288	31,845

Total Aerospace/Defense				30,000	36,285	36,922

Agriculture — 0.3%*:
Bunge Ltd. Finance Corp.	3.25		8/15/2026	25,000	24,980	23,892
Bunge Ltd. Finance Corp.	3.50		11/24/2020	5,000	4,997	5,104
Reynolds American, Inc.	4.45		6/12/2025	30,000	30,531	31,988
Reynolds American, Inc.	5.85		8/15/2045	25,000	30,302	31,219

Total Agriculture				85,000	90,810	92,203

Airlines — 0.2%*:
Delta Air Lines, Inc.	3.63		3/15/2022	45,000	44,995	45,777
WestJet Airlines Ltd.+^	3.50		6/16/2021	14,000	13,986	14,131

Total Airlines				59,000	58,981	59,908

Auto Manufacturers — 0.6%*:
Ford Motor Co.	7.45		7/16/2031	10,000	12,456	13,072
General Motors Co.	4.20		10/1/2027	30,000	29,957	31,086

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Auto Manufacturers (Continued)
General Motors Co.	5.15%		4/1/2038	20,000	$19,988	$21,323
General Motors Co.	5.20		4/1/2045	35,000	34,590	36,982
General Motors Financial Co., Inc.	3.50		11/7/2024	50,000	49,927	49,898
General Motors Financial Co., Inc.	4.30		7/13/2025	50,000	49,714	52,105

Total Auto Manufacturers				195,000	196,632	204,466

Beverages — 0.2%*:
Anheuser-Busch InBev Worldwide, Inc.+	8.20		1/15/2039	35,000	51,697	55,663
Molson Coors Brewing Co.	4.20		7/15/2046	10,000	9,937	10,190

Total Beverages				45,000	61,634	65,853

Biotechnology — 0.4%*:
Amgen, Inc.	5.15		11/15/2041	25,000	26,024	30,003
Celgene Corp.	3.45		11/15/2027	60,000	59,910	59,955
Celgene Corp.	4.63		5/15/2044	25,000	26,880	26,673

Total Biotechnology				110,000	112,814	116,631

Chemicals — 0.6%*:
Incitec Pivot Finance LLC^+	6.00		12/10/2019	30,000	31,966	31,779
LYB International Finance B.V.	5.25		7/15/2043	35,000	35,978	40,706
Monsanto Co.	4.40		7/15/2044	15,000	14,293	15,983
Mosaic Co. (The)	3.25		11/15/2022	30,000	29,997	29,738
Mosaic Co. (The)	4.05		11/15/2027	30,000	29,942	30,079
RPM International, Inc.	3.75		3/15/2027	15,000	14,980	15,178
Sherwin-Williams Co. (The)	4.50		6/1/2047	15,000	14,898	16,400

Total Chemicals				170,000	172,054	179,863

Commercial Banks — 3.0%*:
Associated Banc-Corp	2.75		11/15/2019	45,000	45,118	45,153
Associated Banc-Corp	4.25		1/15/2025	70,000	70,017	72,076
Bank of America Corp.^	3.00	#**	12/20/2023	129,000	129,064	129,331
Bank of America Corp.	4.18		11/25/2027	65,000	65,000	67,877
Bank of America Corp., 3M USD LIBOR + 1.814%	4.24	#	4/24/2038	40,000	40,000	43,381
Bank of America Corp. MTN	4.45		3/3/2026	25,000	25,000	26,685
Bank of America Corp. MTN	5.88		2/7/2042	25,000	28,594	33,104
Bank of Montreal+	3.80	#**	12/15/2032	40,000	40,000	39,545
Bank of Nova Scotia (The)+	4.50		12/16/2025	30,000	30,345	31,559
Bank of Nova Scotia (The)+	4.65	#**	10/12/2022	80,000	80,300	79,524
Citigroup, Inc.	3.88		3/26/2025	60,000	58,657	61,419
Citigroup, Inc.	4.60		3/9/2026	45,000	44,924	47,890
Fulton Financial Corp.	3.60		3/16/2022	35,000	34,885	35,139
Goldman Sachs Group, Inc. (The)	5.15		5/22/2045	70,000	67,806	81,175
Goldman Sachs Group, Inc. (The)	5.95		1/15/2027	32,000	35,460	37,382
JPMorgan Chase & Co.	3.63		12/1/2027	30,000	29,953	30,323

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Commercial Banks (Continued)
JPMorgan Chase & Co.	4.95%		6/1/2045	40,000	$39,320	$46,490
SVB Financial Group	3.50		1/29/2025	40,000	39,239	40,096

Total Commercial Banks				901,000	903,682	948,149

Commercial Services — 0.3%*:
ERAC USA Finance LLC^	4.20		11/1/2046	70,000	69,477	68,558
ERAC USA Finance LLC^	5.63		3/15/2042	20,000	21,507	23,616

Total Commercial Services				90,000	90,984	92,174

Construction Materials — 0.4%*:
Owens Corning	4.20		12/1/2024	50,000	49,452	52,384
Standard Industries, Inc.^	5.00		2/15/2027	70,000	70,000	71,575

Total Construction Materials				120,000	119,452	123,959

Distribution/Wholesale — 0.1%*:
Ingram Micro, Inc.	5.45		12/15/2024	45,000	46,069	44,693

Diversified Financial Services — 4.4%*:
AerCap Ireland Capital DAC/AerCap Global Aviation Trust+	3.50		5/26/2022	150,000	149,864	152,229
AerCap Ireland Capital DAC/AerCap Global Aviation Trust+	3.50		1/15/2025	160,000	159,116	158,599
Affiliated Managers Group, Inc.	4.25		2/15/2024	50,000	51,163	52,720
Athene Global Funding^	4.00		1/25/2022	145,000	144,963	149,626
Brookfield Finance LLC+	4.00		4/1/2024	70,000	69,838	72,466
Brookfield Finance, Inc.+	4.25		6/2/2026	60,000	59,497	61,929
Discover Financial Services, Inc.	3.75		3/4/2025	30,000	29,041	30,198
Discover Financial Services, Inc.	4.10		2/9/2027	65,000	65,435	66,582
Discover Financial Services, Inc.	5.50	#**	10/30/2027	160,000	160,000	164,800
General Electric Co. MTN	6.88		1/10/2039	35,000	46,431	50,435
Genpact Luxembourg Sarl^	3.70		4/1/2022	65,000	65,135	64,615
International Lease Finance Corp.	6.25		5/15/2019	145,000	151,847	151,946
Lazard Group LLC	3.63		3/1/2027	30,000	29,883	29,938
Lazard Group LLC	4.25		11/14/2020	130,000	134,016	135,405
Legg Mason, Inc.	4.75		3/15/2026	5,000	4,998	5,357
Legg Mason, Inc.	5.63		1/15/2044	35,000	36,291	39,560
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.^	4.50		3/15/2027	25,000	24,814	26,295

Total Diversified Financial Services				1,360,000	1,382,332	1,412,700

Electric — 1.1%*:
Appalachian Power Co.	6.70		8/15/2037	30,000	37,283	40,670
Cleveland Electric Illuminating Co. (The)^	3.50		4/1/2028	25,000	24,928	25,027
CMS Energy Corp.	3.88		3/1/2024	50,000	51,103	52,307
Duke Energy Corp.	3.75		9/1/2046	40,000	39,516	39,556

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Electric (Continued)
Indianapolis Power & Light Co.^	4.05%	5/1/2046	45,000	$44,708	$46,805
IPALCO Enterprises, Inc.^	3.70	9/1/2024	25,000	24,976	24,977
Oncor Electric Delivery Co. LLC	5.25	9/30/2040	40,000	48,737	49,874
Puget Sound Energy, Inc.	4.30	5/20/2045	30,000	30,646	33,920
Southwestern Public Service Co.	6.00	10/1/2036	30,000	35,415	37,831

Total Electric			315,000	337,312	350,967

Electrical Components and Equipment — 0.1%*:
Legrand France SA+	8.50	2/15/2025	35,000	45,012	45,404

Electronics — 0.2%*:
Arrow Electronics, Inc.	3.25	9/8/2024	25,000	24,853	24,497
Arrow Electronics, Inc.	3.88	1/12/2028	25,000	24,898	24,925
Avnet, Inc.	3.75	12/1/2021	10,000	9,982	10,144
Tech Data Corp.	3.70	2/15/2022	20,000	19,975	20,062

Total Electronics			80,000	79,708	79,628

Environmental Control — 0.2%*:
Waste Management, Inc.	7.00	7/15/2028	50,000	63,532	65,752

Food — 0.1%*:
Kraft Heinz Foods Co.	3.00	6/1/2026	45,000	43,990	43,303

Forestry and Paper Products — 0.2%*:
Domtar Corp.	4.40	4/1/2022	50,000	50,590	52,602

Gas — 0.3%*:
NiSource Finance Corp.	4.80	2/15/2044	50,000	55,926	56,600
Spire, Inc.	4.70	8/15/2044	25,000	25,252	27,754

Total Gas			75,000	81,178	84,354

Healthcare-Products — 0.5%*:
Abbott Laboratories	3.75	11/30/2026	20,000	19,865	20,537
Abbott Laboratories	4.90	11/30/2046	15,000	14,885	17,198
Becton Dickinson and Co.	3.36	6/6/2024	40,000	40,000	40,112
Becton Dickinson and Co.	3.70	6/6/2027	40,000	40,000	40,308
Becton Dickinson and Co.	4.69	12/15/2044	25,000	25,939	27,337

Total Healthcare-Products			140,000	140,689	145,492

Healthcare-Services — 0.3%*:
Humana, Inc.	3.95	3/15/2027	40,000	39,954	41,415
Humana, Inc.	4.80	3/15/2047	20,000	19,981	22,551
UnitedHealth Group, Inc.	6.88	2/15/2038	25,000	34,252	36,261

Total Healthcare-Services			85,000	94,187	100,227

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Household Products/Wares — 0.0%*:
Church & Dwight Co., Inc.	3.15%		8/1/2027	15,000	$14,985	$14,778

Housewares — 0.1%*:
Toro Co. (The)	7.80		6/15/2027	25,000	31,269	31,605

Insurance — 2.4%*:
Allstate Corp. (The), 3M USD LIBOR + 2.938%	5.75	#	8/15/2053	110,000	116,459	120,010
American International Group, Inc.	3.90		4/1/2026	20,000	19,991	20,740
American International Group, Inc.	4.50		7/16/2044	25,000	25,672	26,928
AmTrust Financial Services, Inc.	6.13		8/15/2023	75,000	74,558	73,078
Arch Capital Group US, Inc.	5.14		11/1/2043	25,000	25,303	29,161
AXIS Specialty Finance PLC	4.00		12/6/2027	40,000	39,913	40,180
Brown & Brown, Inc.	4.20		9/15/2024	58,000	58,319	60,799
CNA Financial Corp.	3.45		8/15/2027	25,000	24,945	24,637
Enstar Group Ltd.+	4.50		3/10/2022	20,000	20,000	20,369
Marsh & McLennan Cos., Inc.	5.88		8/1/2033	20,000	22,966	25,268
Reinsurance Group of America, Inc.	3.95		9/15/2026	40,000	39,998	40,881
Trinity Acquisition PLC	4.40		3/15/2026	55,000	56,502	58,167
Unum Group	3.88		11/5/2025	25,000	24,998	25,600
Unum Group	4.00		3/15/2024	30,000	30,689	31,240
Willis North America, Inc.	7.00		9/29/2019	50,000	53,056	53,623
XLIT Ltd.	4.45		3/31/2025	85,000	87,998	86,938
XLIT Ltd.	5.50		3/31/2045	30,000	28,792	31,875

Total Insurance				733,000	750,159	769,494

Internet — 0.4%*:
Amazon.com, Inc.^	4.05		8/22/2047	45,000	44,669	48,497
Expedia, Inc.	5.00		2/15/2026	40,000	39,845	42,761
Expedia, Inc.	7.46		8/15/2018	45,000	46,379	46,412

Total Internet				130,000	130,893	137,670

Investment Company Security — 0.7%*:
Ares Capital Corp.	3.50		2/10/2023	75,000	74,945	73,888
Ares Capital Corp.	3.88		1/15/2020	30,000	30,350	30,530
FS Investment Corp.	4.00		7/15/2019	30,000	30,245	30,356
TCP Capital Corp.	4.13		8/11/2022	75,000	74,728	73,819

Total Investment Company Security				210,000	210,268	208,593

Iron/Steel — 0.5%*:
Vale Overseas Ltd.+	5.88		6/10/2021	125,000	136,014	136,426
Vale Overseas Ltd.+	6.88		11/21/2036	15,000	14,988	18,375

Total Iron/Steel				140,000	151,002	154,801

IT Services — 0.4%*:
DXC Technology Co.	2.88		3/27/2020	15,000	14,965	15,073

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

IT Services (Continued)
DXC Technology Co.	4.75%	4/15/2027	40,000	$39,960	$42,536
Leidos Holdings, Inc.	4.45	12/1/2020	75,000	76,282	77,813

Total IT Services			130,000	131,207	135,422

Media — 0.8%*:
Charter Communications Operating LLC/Charter Communications Operating Capital	4.46	7/23/2022	37,000	38,678	38,604
Charter Communications Operating LLC/Charter Communications Operating Capital	5.38	5/1/2047	50,000	50,291	51,268
Comcast Corp.	3.40	7/15/2046	20,000	19,830	18,923
Discovery Communications LLC	4.88	4/1/2043	25,000	22,809	24,827
Discovery Communications LLC	5.00	9/20/2037	25,000	24,975	25,902
Time Warner Cable LLC	4.50	9/15/2042	60,000	49,517	56,293
Time Warner Cable LLC	5.50	9/1/2041	35,000	32,697	36,480
Viacom, Inc.	4.25	9/1/2023	16,000	16,279	16,336

Total Media			268,000	255,076	268,633

Mining — 0.4%*:
Glencore Funding LLC^+	3.00	10/27/2022	20,000	19,918	19,805
Glencore Funding LLC^+	3.88	10/27/2027	25,000	24,790	24,669
Glencore Funding LLC+^	4.00	4/16/2025	50,000	49,939	50,502
Glencore Funding LLC+^	4.63	4/29/2024	25,000	26,040	26,395

Total Mining			120,000	120,687	121,371

Miscellaneous Manufacturing — 0.2%*:
Textron, Inc.	4.30	3/1/2024	50,000	51,086	52,875

Office/Business Equip — 0.4%*:
Pitney Bowes, Inc.	3.63	9/15/2020	20,000	19,957	19,800
Pitney Bowes, Inc.	3.63	10/1/2021	115,000	114,758	106,950

Total Office/Business Equip			135,000	134,715	126,750

Oil and Gas — 2.3%*:
Anadarko Petroleum Corp.	5.55	3/15/2026	20,000	19,947	22,440
Anadarko Petroleum Corp.	6.45	9/15/2036	50,000	58,532	61,241
Andeavor	3.80	4/1/2028	20,000	19,971	20,048
Andeavor	4.50	4/1/2048	15,000	14,786	15,170
Cenovus Energy, Inc.+	3.00	8/15/2022	30,000	29,690	29,813
Cenovus Energy, Inc.+	4.25	4/15/2027	50,000	49,837	49,879
Encana Corp.+	6.50	2/1/2038	40,000	46,409	50,478
EQT Corp.	3.90	10/1/2027	90,000	89,790	89,472
Helmerich & Payne International Drilling Co.	4.65	3/15/2025	25,000	26,469	26,316
Marathon Petroleum Corp.	6.50	3/1/2041	30,000	33,245	37,600
Nabors Industries, Inc.	5.50	1/15/2023	35,000	35,942	33,950
Newfield Exploration Co.	5.38	1/1/2026	140,000	139,881	148,050

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
PBF Holding Co. LLC/PBF Finance Corp.	7.00%		11/15/2023	25,000	$25,531	$26,000
Petroleos Mexicanos+	3.50		1/30/2023	20,000	19,563	19,580
Petroleos Mexicanos+	4.63		9/21/2023	10,000	10,245	10,287
Petroleos Mexicanos+	5.50		1/21/2021	55,000	57,943	58,355
Petroleos Mexicanos+^	6.50		3/13/2027	15,000	14,874	16,395
Rowan Cos., Inc.	4.88		6/1/2022	8,000	7,988	7,540

Total Oil and Gas				678,000	700,643	722,614

Oil and Gas Services — 0.4%*:
National Oilwell Varco, Inc.	3.95		12/1/2042	37,000	30,512	32,634
SESI LLC	7.13		12/15/2021	32,000	33,267	32,800
Weatherford International Ltd.	5.95		4/15/2042	30,000	25,222	23,400
Weatherford International Ltd.	6.00		3/15/2018	50,000	50,233	50,060

Total Oil and Gas Services				149,000	139,234	138,894

Packaging and Containers — 0.2%*:
Brambles USA, Inc.+^	4.13		10/23/2025	10,000	9,980	10,371
Brambles USA, Inc.+^	5.35		4/1/2020	50,000	52,604	52,612

Total Packaging and Containers				60,000	62,584	62,983

Pharmaceuticals — 1.6%*:
AbbVie, Inc.	4.70		5/14/2045	30,000	29,333	33,638
Allergan, Inc.	2.80		3/15/2023	50,000	47,253	49,459
AstraZeneca PLC+	6.45		9/15/2037	35,000	44,482	47,556
Express Scripts Holding Co.	4.50		2/25/2026	30,000	30,888	31,836
Express Scripts Holding Co.	4.80		7/15/2046	30,000	30,186	31,914
McKesson Corp.	6.00		3/1/2041	50,000	55,717	61,077
Mylan NV	5.25		6/15/2046	40,000	39,994	43,829
Mylan, Inc.	2.55		3/28/2019	60,000	59,861	60,001
Shire Acquisitions Investments Ireland DAC	2.88		9/23/2023	60,000	59,993	58,985
Teva Pharmaceutical Finance Netherlands III B.V.+	1.70		7/19/2019	25,000	24,515	24,289
Teva Pharmaceutical Finance Netherlands III B.V.+	2.20		7/21/2021	74,000	70,428	67,597
Teva Pharmaceutical Finance Netherlands III B.V.+	4.10		10/1/2046	10,000	9,919	7,615

Total Pharmaceuticals				494,000	502,569	517,796

Pipelines — 2.9%*:
Andeavor Logistics LP	6.88	#**	2/15/2023	40,000	40,000	40,608
Andeavor Logistics LP/Tesoro Logistics Finance Corp.	3.50		12/1/2022	10,000	9,970	9,981
Energy Transfer LP	4.20		4/15/2027	25,000	24,951	24,870
Energy Transfer LP	4.75		1/15/2026	30,000	29,844	31,124
Energy Transfer LP	6.13		12/15/2045	25,000	27,432	27,148
Energy Transfer Partners LP	6.25	#**	2/15/2023	60,000	60,000	58,275
EnLink Midstream Partners LP	2.70		4/1/2019	30,000	30,025	29,973
EnLink Midstream Partners LP	4.15		6/1/2025	25,000	25,099	25,261

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Pipelines (Continued)
EnLink Midstream Partners LP	4.85%	7/15/2026	19,000	$19,403	$19,910
Enterprise Products Operating LLC	5.95	2/1/2041	25,000	26,671	30,856
Kinder Morgan Energy Partners LP MTN	6.95	1/15/2038	30,000	31,968	37,300
Kinder Morgan, Inc.	3.05	12/1/2019	35,000	35,061	35,307
Kinder Morgan, Inc.^	5.63	11/15/2023	50,000	55,100	55,205
MPLX LP	4.00	2/15/2025	77,000	75,715	78,573
MPLX LP	4.88	6/1/2025	23,000	23,839	24,650
MPLX LP	5.20	3/1/2047	5,000	4,966	5,487
MPLX LP	5.50	2/15/2023	20,000	20,766	20,582
Phillips 66 Partners LP	3.75	3/1/2028	20,000	19,925	20,009
Phillips 66 Partners LP	4.68	2/15/2045	2,000	2,000	2,054
Phillips 66 Partners LP	4.90	10/1/2046	15,000	14,897	15,869
Plains All American Pipeline LP/PAA Finance Corp.	4.50	12/15/2026	80,000	80,015	81,096
Plains All American Pipeline LP/PAA Finance Corp.	4.70	6/15/2044	40,000	36,188	37,394
Sabine Pass Liquefaction LLC	4.20	3/15/2028	75,000	74,932	75,884
Sabine Pass Liquefaction LLC	5.63	3/1/2025	25,000	27,475	27,575
Sunoco Logistics Partners Operations LP	4.00	10/1/2027	20,000	19,847	19,611
Sunoco Logistics Partners Operations LP	5.30	4/1/2044	25,000	24,667	24,672
Western Gas Partners LP	4.00	7/1/2022	75,000	76,928	76,513

Total Pipelines			906,000	917,684	935,787

Real Estate Investment Trusts — 1.1%*:
Crown Castle International Corp.	3.20	9/1/2024	40,000	39,894	39,585
Crown Castle International Corp.	4.00	3/1/2027	20,000	19,922	20,448
Crown Castle International Corp.	4.75	5/15/2047	10,000	9,921	10,527
CubeSmart LP	3.13	9/1/2026	45,000	44,803	42,899
Healthcare Trust of America Holdings LP	3.75	7/1/2027	35,000	34,830	34,858
Host Hotels & Resorts LP	3.88	4/1/2024	40,000	39,847	40,696
Host Hotels & Resorts LP	4.75	3/1/2023	50,000	51,806	53,189
Kimco Realty Corp.	3.30	2/1/2025	25,000	24,963	24,805
Mid-America Apartments LP	3.60	6/1/2027	25,000	24,901	25,043
UDR, Inc. MTN	3.50	7/1/2027	35,000	34,921	34,992
Weingarten Realty Investors	3.25	8/15/2026	10,000	9,926	9,598

Total REITS			335,000	335,734	336,640

Retail — 0.9%*:
CVS Pass-Through Trust^	5.93	1/10/2034	29,509	33,559	33,638
El Puerto de Liverpool SAB de CV+^	3.95	10/2/2024	200,000	199,233	201,000
Wal-Mart Stores, Inc.	5.63	4/1/2040	30,000	35,462	40,531

Total Retail			259,509	268,254	275,169

Semiconductors — 0.1%*:
QUALCOMM, Inc.	4.30	5/20/2047	35,000	34,995	35,259

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Software — 0.1%*:
Oracle Corp.	5.38%		7/15/2040	35,000	$38,907	$44,252

Telecommunications — 1.3%*:
AT&T, Inc.	3.40		8/14/2024	50,000	49,920	50,257
AT&T, Inc.	3.80		3/1/2024	40,000	39,977	40,964
AT&T, Inc.	3.90		8/14/2027	45,000	44,925	45,301
AT&T, Inc.	4.75		5/15/2046	45,000	42,280	44,012
AT&T, Inc.	4.90		8/14/2037	25,000	25,159	25,315
AT&T, Inc.	5.25		3/1/2037	30,000	29,862	31,729
Telefonaktiebolaget LM Ericsson+	4.13		5/15/2022	55,000	56,590	55,386
Verizon Communications, Inc.	4.13		3/16/2027	30,000	30,679	31,281
Verizon Communications, Inc.	4.86		8/21/2046	25,000	25,430	26,041
Verizon Communications, Inc.	6.55		9/15/2043	56,000	69,713	73,103

Total Telecommunications				401,000	414,535	423,389

Venture Capital — 0.5%*:
Hercules Capital, Inc.	4.63		10/23/2022	150,000	149,202	152,492

Total Corporate Bonds				9,578,509	9,791,741	10,052,661

Foreign Government — 0.8%*:

Colombia — 0.4%*:
Colombia Government International Bond+	6.13%		1/18/2041	100,000	$115,476	$120,500

Mexico — 0.4%*:
Mexico Government International Bond+	4.75		3/8/2044	68,000	69,476	68,425
Mexico Government International Bond+	5.55		1/21/2045	60,000	64,584	67,575

Total Mexico				128,000	134,060	136,000

Total Foreign Government				228,000	249,536	256,500

Mortgage-Backed Securities — 0.6%*:
GS Mortgage Securities Trust 2015-GC32 B	4.40	#@	7/10/2048	100,000	102,814	104,352
JPMorgan Mortgage Trust 2017-1 A11^	3.50	#@	1/25/2047	92,726	92,299	93,279

Total Mortgage-Backed Securities				192,726	195,113	197,631

U.S. Treasury & Government Agencies — 28.2%*:
Federal Home Loan Mortgage Corp.	3.50		7/1/2046	52,031	54,984	53,744
Federal Home Loan Mortgage Corp.	3.50		11/1/2046	71,648	75,644	73,937
Federal Home Loan Mortgage Corp.	3.50		11/1/2047	99,573	102,585	102,410
Federal Home Loan Mortgage Corp.	3.50		12/1/2047	799,087	821,121	821,852
Federal Home Loan Mortgage Corp.	4.00		4/1/2047	72,001	76,672	76,094
Federal Home Loan Mortgage Corp.	4.00		12/1/2047	839,669	882,480	878,150
Federal Home Loan Mortgage Corp.	4.50		8/1/2040	15,431	16,921	16,639
Federal Home Loan Mortgage Corp.	4.50		10/1/2040	22,332	24,369	24,032
Federal Home Loan Mortgage Corp.	4.50		10/1/2041	26,568	28,989	28,589
Federal Home Loan Mortgage Corp.	4.50		9/1/2043	17,959	19,658	19,367
Federal Home Loan Mortgage Corp.	4.50		5/1/2047	23,894	25,726	25,400

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
U.S. Treasury & Government Agencies (Continued)
Federal Home Loan Mortgage Corp.	4.50%	6/1/2047	285,400	$307,358	$303,363
Federal Home Loan Mortgage Corp. TBA	3.50	1/1/2048	100,000	102,680	102,693
Federal National Mortgage Association	3.50	12/1/2028	46,798	49,546	48,455
Federal National Mortgage Association	3.50	9/1/2047	297,863	306,520	306,009
Federal National Mortgage Association	3.50	11/1/2047	274,436	283,204	281,942
Federal National Mortgage Association	3.50	12/1/2047	49,841	51,305	51,204
Federal National Mortgage Association	4.00	8/1/2047	147,022	154,892	153,892
Federal National Mortgage Association	4.00	10/1/2047	124,600	131,449	130,428
Federal National Mortgage Association	4.00	5/1/2056	176,497	184,900	185,545
Federal National Mortgage Association	4.00	6/1/2056	156,480	165,897	164,483
Federal National Mortgage Association	4.50	3/1/2041	17,300	18,982	18,672
Federal National Mortgage Association	4.50	8/1/2047	122,945	132,590	130,961
Federal National Mortgage Association	5.00	6/1/2040	11,114	12,342	12,136
Federal National Mortgage Association	5.00	7/1/2040	81,968	90,638	88,474
Federal National Mortgage Association	5.00	2/1/2044	32,402	35,936	35,035
Federal National Mortgage Association TBA	3.50	1/1/2048	700,000	718,141	718,703
Federal National Mortgage Association TBA	4.00	1/1/2048	135,000	141,328	141,175
Government National Mortgage Association	3.50	9/20/2047	74,657	77,641	77,256
Government National Mortgage Association	3.50	10/20/2047	422,944	440,885	437,658
Government National Mortgage Association	3.50	11/20/2047	99,840	103,831	103,544
Government National Mortgage Association	3.50	12/15/2047	25,000	25,913	25,894
Government National Mortgage Association	3.50	12/20/2047	50,000	51,905	51,738
Government National Mortgage Association	4.00	10/20/2047	24,932	26,407	26,201
Government National Mortgage Association TBA	3.50	1/1/2048	525,000	542,391	542,719
Government National Mortgage Association TBA	4.00	1/1/2048	350,000	365,148	364,848
U.S. Treasury Bond	2.50	5/15/2046	815,000	743,702	775,269
U.S. Treasury Bond1	3.50	2/15/2039	355,000	395,412	405,463
U.S. Treasury Notes	1.63	11/30/2020	420,000	417,085	415,784
U.S. Treasury Notes	1.63	8/31/2022	520,000	510,732	507,142
U.S. Treasury Notes	2.25	8/15/2027	300,000	296,545	295,781

Total U.S. Treasury & Government Agencies			8,782,232	9,014,454	9,022,681

Total Fixed Income			27,600,479	27,925,123	28,292,895

			SHARES	COST	FAIR VALUE
Mutual Fund — 8.3%*:
Barings U.S. High Yield Fund			260,279	2,533,202	2,639,234

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	COUNTERPARTY	STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Options — 0.6%*:

Call Option Purchased — 0.2%*:
OTC—BCM	Swaption JPMorgan Chase Bank N.A.	$2.44	12/13/2032	1,270,000	1,270,000	63,722	(1,988)	61,734

Put Option Purchased — 0.4%*:
OTC—BCM Swaption	JPMorgan Chase Bank N.A.	2.94	12/13/2032	2,580,000	2,580,000	129,451	(7,517)	121,934

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 14.2%*:

Bank Deposit — 1.1%*:
State Street Bank & Trust Co. Euro Time Deposit	0.12%	1/2/2018	362,022	$362,022	$362,022

Commercial Paper — 13.1%*:

Auto Manufacturers — 0.8%*:
Ford Motor Credit Co. LLC	Zero Coupon	2/14/2018	250,000	249,526	249,526

Diversified Financial Services — 0.8%*:
NASDAQ, Inc.	Zero Coupon	1/24/2018	250,000	249,741	249,741

Electrical Components and Equipment — 0.7%*:
Molex Electronics Technologies	Zero Coupon	3/13/2018	250,000	249,014	249,014

IT Services — 1.5%*:
Hewlett Packard Enterprise Co.	Zero Coupon	1/3/2018	250,000	249,978	249,978
HP, Inc.	Zero Coupon	1/8/2018	250,000	249,925	249,925

Total IT Services			500,000	499,903	499,903

Lodging — 0.8%*:
Carnival Corp.	Zero Coupon	1/2/2018	250,000	249,989	249,989

Mining — 0.8%*:
Glencore Funding LLC+	Zero Coupon	1/23/2018	250,000	249,740	249,740

Oil and Gas — 0.8%*:
Suncor Energy, Inc.+	Zero Coupon	1/18/2018	250,000	249,821	249,821

Pipelines — 0.8%*:
Spectra Energy Partners LP	Zero Coupon	1/25/2018	250,000	249,697	249,697

Software — 0.8%*:
Thomson Reuters Corp.+	Zero Coupon	2/13/2018	250,000	249,516	249,516

Transportation — 0.8%*:
FedEx Corp.	Zero Coupon	1/5/2018	250,000	249,959	249,959

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Commercial Paper (Continued)

Utilities — 4.5%*:
Entergy Corp.	Zero Coupon	%	1/11/2018	250,000	$249,895	$249,895
Florida Power & Light Co.	Zero Coupon		1/23/2018	250,000	249,771	249,771
Public Service Enterprise Group, Inc.	Zero Coupon		1/22/2018	250,000	249,774	249,774
Public Service Enterprise Group, Inc.	Zero Coupon		2/20/2018	700,000	697,958	697,958

Total Utilities				1,450,000	1,447,398	1,447,398

Total Commercial Paper				4,200,000	4,194,304	4,194,304

Total Short-Term Investments				4,562,022	4,556,326	4,556,326

Total Investments				36,272,780	35,207,824	35,672,123

Other assets and liabilities – (11.5%)*						(3,687,931)

Net Assets – 100.0%						$31,984,192

MTN	Medium Term Note
OTC	Over the Counter
TBA	To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
@	Effective interest rate for this security is the coupon rate at issue based on the underlying loans.
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	91.2%
Canada	2.8%
Mexico	1.3%
Switzerland	1.0%
Other (Individually less than 1%)	3.7%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2017.
**	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Affiliate Table

	NUMBER OF SHARES HELD AT 6/30/17	VALUE AT 6/30/17	COST OF PURCHASES	PROCEEDS FROM SHARES SOLD	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION	NUMBER OF SHARES HELD AT 12/31/17	VALUE AT 12/31/17	DIVIDEND INCOME	CAPITAL GAINS DISTRIBUTIONS
Barings U.S. High Yield Fund	245,051	$2,595,086	$157,494	$–	$–	$(113,346)	260,279	$2,639,234	$157,494	$–

A summary of outstanding derivatives at December 31, 2017 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/ RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
3/6/18	CZK/EUR	Bank of America N.A.	19,000	487,920	$(103)
3/6/18	CZK/EUR	JPMorgan Chase Bank N.A.	2,000	52,048	(43)
3/6/18	CZK/EUR	BNP Paribas S.A.	2,000	52,282	(54)
3/6/18	EUR/CZK	Citibank N.A.	25,966	1,000	19
3/6/18	EUR/CZK	BNP Paribas S.A.	345,085	13,000	600
3/6/18	EUR/CZK	Bank of America N.A.	534,130	20,000	1,075
1/16/18	EUR/HRK	Bank of America N.A.	90,337	12,000	188
1/16/18	EUR/HUF	Goldman Sachs & Co.	7,775,000	25,058	(45)
1/16/18	EUR/PLN	JPMorgan Chase Bank N.A.	133,240	30,869	1,211

Net unrealized appreciation on cross currency forward foreign currency exchange contracts					$2,848

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/16/18	JPMorgan Chase Bank N.A.	CHF	16,886	17,343	17,000	$343
1/9/18	Bank of America N.A.	COP	41,837,000	14,011	13,679	332
1/16/18	Bank of America N.A.	EGP	135,759	7,604	7,500	104
1/16/18	Goldman Sachs & Co.	EGP	135,759	7,604	7,503	101
1/16/18	Goldman Sachs & Co.	EUR	61,982	74,425	73,572	853
1/16/18	JPMorgan Chase Bank N.A.	GHS	66,600	14,633	14,899	(266)
1/23/18	Goldman Sachs & Co.	JPY	4,014,661	35,662	35,903	(241)
1/23/18	JPMorgan Chase Bank N.A.	KZT	12,337,000	36,943	36,408	535
1/9/18	Goldman Sachs & Co.	MXN	1,309,072	66,502	70,757	(4,255)
1/9/18	JPMorgan Chase Bank N.A.	MXN	96,796	4,917	5,000	(83)
1/23/18	Goldman Sachs & Co.	MYR	305,768	75,197	72,673	2,524
3/6/18	BNP Paribas S.A.	NGN	5,535,000	16,151	15,000	1,151
1/23/18	JPMorgan Chase Bank N.A.	NZD	15,681	11,110	10,999	111

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/23/18	Goldman Sachs & Co.	NZD	9,995	7,082	6,828	254
1/23/18	Goldman Sachs & Co.	PHP	905,256	18,127	17,439	688
1/16/18	Goldman Sachs & Co.	RUB	844,829	14,639	14,000	639
1/16/18	Goldman Sachs & Co.	SEK	116,584	14,223	14,000	223
1/23/18	Goldman Sachs & Co.	SGD	20,339	15,212	15,002	210
1/16/18	Bank of America N.A.	TRY	129,909	34,128	34,483	(355)
1/16/18	Goldman Sachs & Co.	TRY	43,259	11,364	11,000	364

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$3,232

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/23/18	Goldman Sachs & Co.	AUD	19,161	14,950	14,517	$(433)
1/16/18	Goldman Sachs & Co.	CHF	35,311	36,267	36,538	271
1/9/18	Bank of America N.A.	CLP	4,592,543	7,463	7,204	(259)
1/9/18	Goldman Sachs & Co.	CLP	4,592,543	7,463	7,275	(188)
1/23/18	Bank of America N.A.	CNH	93,523	14,344	14,000	(344)
1/9/18	JPMorgan Chase Bank N.A.	COP	41,837,000	14,011	14,019	8
1/16/18	Bank of America N.A.	EUR	25,295	30,373	30,000	(373)
1/16/18	JPMorgan Chase Bank N.A.	EUR	38,318	46,010	45,295	(715)
1/16/18	Bank of America N.A.	ILS	77,916	22,403	22,375	(28)
1/23/18	JPMorgan Chase Bank N.A.	INR	964,901	15,098	14,691	(407)
1/23/18	Bank of America N.A.	INR	454,160	7,106	6,999	(107)
1/23/18	Bank of America N.A.	KRW	15,363,600	14,399	13,999	(400)
1/23/18	Goldman Sachs & Co.	MYR	155,534	38,250	38,000	(250)
1/23/18	Goldman Sachs & Co.	NZD	25,676	18,192	18,351	159
1/23/18	JPMorgan Chase Bank N.A.	NZD	20,459	14,496	14,000	(496)
1/23/18	Bank of America N.A.	PHP	905,256	18,127	17,366	(761)
1/23/18	Goldman Sachs & Co.	SGD	20,339	15,212	14,931	(281)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(4,604)

Currency Legend

AUD	–	Australian Dollar
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Koruna
EGP	–	Egyptian Pound
EUR	–	Euro
GHS	–	Ghana Cedi

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

HRK	–	Croatian Kuna
HUF	–	Hungarian Forint
ILS	–	Israeli Shekel
INR	–	Indian Rupee
JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigeria Naira
NZD	–	New Zealand Dollar
PHP	–	Philippines Peso
PLN	–	Polish Zloty
RON	–	Romanian New Leu
RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
TRY	–	Turkish New Lira

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long Futures
U.S. 2-Year Treasury Note	03/29/18	15	3,219,265	Long	$3,211,641	$(7,624)
U.S. 5-Year Treasury Note	03/29/18	15	1,750,904	Long	1,742,461	(8,443)
U.S. Ultra Bond	03/20/18	4	664,545	Long	670,625	6,080

Total Long Futures						$(9,987)

OTC Credit Default Swaps – Sell Protection (1)(2)

REFERENCE OBLIGATION	FIXED- DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (4)	UNREALIZED DEPRECIATION
CMBX.NA.BBB-.6†	3.00%	1M	11/17/2045	JPMorgan Chase Bank N.A.	60,000	60,000	$137	$(8,779)	$(8,916)
CMBX.NA.BBB-.6†	3.00%	1M	5/11/2063	Goldman Sachs & Co.	70,000	70,000	(5,223)	(10,242)	(5,019)

Total OTC Credit Default Swaps							(5,086)	(19,021)	(13,935)

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.
(3)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Abbreviation Legend

OTC	–	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 98.8%*:

Corporate Bonds — 30.9%*:

Chemicals — 3.5%*:
Chandra Asri Petrochemical Tbk PT^+	4.95%		11/8/2024	200,000	$198,283	$196,500
Grupo Idesa SA de CV+^	7.88		12/18/2020	200,000	183,815	188,000

Total Chemicals				400,000	382,098	384,500

Commercial Banks — 5.6%*:
Banco Mercantil del Norte SA, 10 year CMT + 5.353%^+	7.63	#	10/6/2066	200,000	219,199	219,000
Itau Unibanco Holding SA^+	6.13	#**	6/12/2066	200,000	200,000	199,937
Turkiye Is Bankasi, 5 year USD Swap + 5.117%+	7.00	#	6/29/2028	200,000	200,000	200,000

Total Commercial Banks				600,000	619,199	618,937

Electric — 3.4%*:
Abengoa Transmision Sur SA+^	6.88		4/30/2043	198,740	203,589	219,608
Capex SA+^	6.88		5/15/2024	150,000	150,000	156,750

Total Electric				348,740	353,589	376,358

Engineering&Construction — 1.8%*:
Mexico City Airport Trust+^	5.50		7/31/2047	200,000	198,801	197,500

Gas — 2.2%*:
Fermaca Enterprises S de RL de CV+^	6.38		3/30/2038	232,000	226,406	249,516

Media — 3.8%*:
Altice Financing SA+^	6.63		2/15/2023	200,000	197,170	209,420
VTR Finance BV+^	6.88		1/15/2024	200,000	210,090	211,000

Total Media				400,000	407,260	420,420

Mining — 1.8%*:
Petra Diamonds US Treasury plc+^	7.25		5/1/2022	200,000	198,575	202,750

Oil and Gas — 3.5%*:
Petrobras Global Finance BV+	4.75		1/14/2025	225,000	240,219	297,637
Petrobras Global Finance BV+	5.63		5/20/2043	100,000	75,865	89,375

Total Oil and Gas				325,000	316,084	387,012

Retail — 1.8%*:
Eurotorg LLC Via Bonitron DAC^+	8.75		10/30/2022	200,000	200,000	202,280

Telecommunications — 3.5%*:
Digicel Group Ltd.^+	8.25		9/30/2020	200,000	198,587	196,758
Digicel Ltd.+^	6.75		3/1/2023	200,000	190,127	196,632

Total Telecommunications				400,000	388,714	393,390

Total Corporate Bonds				3,305,740	3,290,726	3,432,663

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Foreign Government — 67.9%*:

Argentina — 6.5%*:
Argentine Bonos del Tesoro+	15.50%	10/17/2026	1,800,000	$108,526	$96,664
Argentine Republic Government International Bond+	5.25	1/15/2028	200,000	232,396	249,559
Province of Santa Fe+^	6.90	11/1/2027	150,000	150,000	159,000
Provincia de Cordoba+^	7.13	6/10/2021	200,000	200,000	215,750

Total Argentina			2,350,000	690,922	720,973

Armenia — 2.0%*:
Republic of Armenia International Bond+^	7.15	3/26/2025	200,000	211,100	228,250

Brazil — 8.3%*:
Brazil Notas do Tesouro Nacional Serie B+	6.00	8/15/2050	930,000	884,653	919,185

Colombia — 4.3%*:
Colombian TES+	4.75	4/4/2035	666,022,111	249,708	257,258
Colombian TES+	7.75	9/18/2030	605,000,000	209,564	220,104

Total Colombia			1,271,022,111	459,272	477,362

Croatia — 2.2%*:
Croatia Government International Bond+	2.75	1/27/2030	200,000	230,599	243,269

El Salvador — 1.9%*:
El Salvador Government International Bond+^	7.38	12/1/2019	200,000	203,495	211,689

Ghana — 4.3%*:
Ghana Government Bond+	18.25	7/25/2022	408,000	92,798	93,929
Ghana Government Bond+	21.50	3/9/2020	480,000	114,450	114,446
Ghana Government International Bond+^	10.75	10/14/2030	200,000	212,982	275,000

Total Ghana			1,088,000	420,230	483,375

Indonesia — 2.3%*:
Indonesia Treasury Bond+	8.38	3/15/2034	3,140,000,000	215,246	258,340

Ivory Coast — 1.2%*:
Ivory Coast Government International Bond+^	5.13	6/15/2025	100,000	112,165	130,784

Malaysia — 3.4%*:
Malaysia Government Bond+	4.13	4/15/2032	1,610,000	361,499	380,111

Mexico — 10.5%*:
Mexican Bonos+	7.75	11/13/2042	14,200,000	811,130	713,675
Mexico Government International Bond+	5.75	10/12/2110	430,000	413,504	453,543

Total Mexico			14,630,000	1,224,634	1,167,218

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Nigeria — 1.3%*:
Nigeria Treasury Bill+	Zero Coupon	6/14/2018	27,284,000	$70,179	$70,711
Nigeria Treasury Bill+	Zero Coupon	6/21/2018	27,284,000	69,556	70,504

Total Nigeria			54,568,000	139,735	141,215

Peru — 4.0%*:
Peru Government Bond+	6.85%	2/12/2042	495,000	154,466	165,940
Peru Government Bond+	6.90	8/12/2037	315,000	103,292	108,931
Peru Government Bond+	6.95	8/12/2031	480,000	160,555	168,320

Total Peru			1,290,000	418,313	443,191

Russia — 4.9%*:
Russian Federal Bond — OFZ+	7.00	1/25/2023	14,000,000	225,840	243,115
Russian Federal Bond — OFZ+	8.50	9/17/2031	16,000,000	282,004	300,325

Total Russia			30,000,000	507,844	543,440

South Africa — 9.0%*:
South Africa Government Bond+	6.50	2/28/2041	8,200,000	409,925	466,738
South Africa Government Bond+	8.75	2/28/2048	7,300,000	464,626	532,221

Total South Africa			15,500,000	874,551	998,959

Ukrainian — 1.8%*:
Ukraine Government International Bond+^	7.38	9/25/2032	200,000	200,000	196,750

Total Foreign Government			4,533,888,111	7,154,258	7,544,111

Total Fixed Income			4,537,193,851	10,444,984	10,976,774

Short-Term Investments — 1.6%*:

Bank Deposit — 1.6%*:
State Street Bank & Trust Co. Euro Time Deposit	0.12	1/2/2018	174,788	174,788	174,788

Total Investments			4,537,368,639	10,619,772	11,151,562

Other assets and liabilities – (0.4%)*					(48,575)

Net Assets – 100.0%					$11,102,987

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.
**	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Mexico	18.4%
Brazil	11.9%
South Africa	11.0%
Argentina	8.0%
Peru	6.0%
Russia	5.0%
Ghana	4.4%
Colombia	4.4%
Indonesia	4.1%
Jamaica	3.6%
Malaysia	3.5%
Croatia	2.2%
Armenia	2.1%
El Salvador	1.9%
Chile	1.9%
Portugal	1.9%
Belarus	1.8%
Turkey	1.8%
Belize	1.8%
Ukrainian	1.8%
Nigeria	1.3%
Ivory Coast	1.2%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2017.

A summary of outstanding derivatives at December 31, 2017 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/ RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
3/6/18	CZK/EUR	JPMorgan Chase Bank N.A.	35,111	919,359	$(1,025)
3/6/18	CZK/EUR	Bank of America N.A.	303,000	7,781,040	(1,641)
3/6/18	EUR/CZK	Citibank N.A.	649,149	25,000	472
3/6/18	EUR/CZK	BNP Paribas S.A.	5,096,640	192,000	8,862
3/6/18	EUR/CZK	Bank of America N.A.	7,798,298	292,000	15,700
1/16/18	EUR/HRK	Bank of America N.A.	1,460,451	194,000	3,036
1/16/18	EUR/HUF	Goldman Sachs & Co.	2,400,861	7,738	(14)
1/16/18	EUR/PLN	JPMorgan Chase Bank N.A.	2,100,940	486,746	19,095
1/16/18	EUR/RSD	Citibank N.A.	22,552,200	187,536	(1,620)

Net unrealized appreciation on cross currency forward foreign currency exchange contracts					$42,865

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
6/15/18	JPMorgan Chase Bank N.A.	ARS	9,375,000	462,072	500,000	$(37,928)
1/9/18	JPMorgan Chase Bank N.A.	BRL	148,050	44,602	45,000	(398)
1/16/18	JPMorgan Chase Bank N.A.	CHF	267,194	274,428	269,000	5,428
1/9/18	Bank of America N.A.	COP	672,892,000	225,341	220,000	5,341
1/16/18	Bank of America N.A.	EGP	2,009,313	112,539	110,993	1,546
1/16/18	Goldman Sachs & Co.	EGP	2,009,313	112,539	111,042	1,497
1/16/18	Goldman Sachs & Co.	EUR	398,403	478,387	472,901	5,486
1/16/18	Citibank N.A.	EUR	159,993	192,113	190,670	1,443
1/16/18	BNP Paribas S.A.	EUR	117,660	141,281	139,000	2,281
1/16/18	Goldman Sachs & Co.	HUF	127,109,790	491,167	486,155	5,012
1/23/18	Goldman Sachs & Co.	JPY	64,835,617	575,932	579,828	(3,896)
1/23/18	JPMorgan Chase Bank N.A.	KZT	195,667,500	585,929	577,446	8,483
1/9/18	Goldman Sachs & Co.	MXN	5,167,371	262,506	279,304	(16,798)
1/9/18	JPMorgan Chase Bank N.A.	MXN	2,400,543	121,949	124,000	(2,051)
1/23/18	Goldman Sachs & Co.	MYR	3,359,686	826,237	798,499	27,738
1/23/18	JPMorgan Chase Bank N.A.	NZD	321,747	227,967	225,700	2,267
1/23/18	Goldman Sachs & Co.	NZD	159,205	112,801	108,761	4,040
1/9/18	Goldman Sachs & Co.	PEN	149,270	46,022	45,606	416
1/23/18	Goldman Sachs & Co.	PHP	14,774,240	295,840	284,613	11,227
1/16/18	Goldman Sachs & Co.	RUB	678,080	11,750	11,385	365
1/16/18	Goldman Sachs & Co.	SEK	1,915,305	233,664	230,000	3,664
1/23/18	Goldman Sachs & Co.	SGD	298,300	223,107	220,034	3,073
1/16/18	Bank of America N.A.	TRY	2,059,950	541,166	546,798	(5,632)
1/16/18	Goldman Sachs & Co.	TRY	641,019	168,401	163,000	5,401
1/16/18	JPMorgan Chase Bank N.A.	TRY	95,430	25,070	24,000	1,070
1/16/18	Bank of America N.A.	ZAR	987,065	79,620	69,000	10,620

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$39,695

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/23/18	Goldman Sachs & Co.	AUD	295,076	230,234	223,572	$(6,662)
1/9/18	Goldman Sachs & Co.	BRL	217,062	65,393	68,556	3,163
1/16/18	Goldman Sachs & Co.	CHF	554,413	569,423	573,677	4,254
1/9/18	Bank of America N.A.	CLP	73,352,318	119,194	115,062	(4,132)
1/9/18	Goldman Sachs & Co.	CLP	73,352,318	119,195	116,198	(2,997)
1/23/18	Bank of America N.A.	CNH	1,543,126	236,682	231,000	(5,682)
1/9/18	JPMorgan Chase Bank N.A.	COP	2,118,706,526	709,522	709,903	381
1/16/18	Bank of America N.A.	EUR	406,401	487,990	482,000	(5,990)
1/16/18	JPMorgan Chase Bank N.A.	EUR	828,101	994,350	980,755	(13,595)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/23/18	JPMorgan Chase Bank N.A.	IDR	273,900,000	20,226	20,000	$(226)
1/16/18	Bank of America N.A.	ILS	1,185,692	340,914	340,484	(430)
1/23/18	JPMorgan Chase Bank N.A.	INR	15,207,144	237,956	231,534	(6,422)
1/23/18	Bank of America N.A.	INR	7,266,560	113,704	112,000	(1,704)
1/23/18	Bank of America N.A.	KRW	249,109,800	233,478	227,000	(6,478)
1/9/18	JPMorgan Chase Bank N.A.	MXN	1,015,412	51,584	54,000	2,416
1/23/18	Goldman Sachs & Co.	MYR	2,504,916	616,026	612,000	(4,026)
1/23/18	Goldman Sachs & Co.	NZD	480,952	340,769	343,753	2,984
1/23/18	JPMorgan Chase Bank N.A.	NZD	331,726	235,038	227,000	(8,038)
1/9/18	JPMorgan Chase Bank N.A.	PEN	1,579,364	486,940	481,000	(5,940)
1/23/18	Bank of America N.A.	PHP	14,774,240	295,840	283,412	(12,428)
1/16/18	Goldman Sachs & Co.	RUB	12,332,554	213,701	209,784	(3,917)
1/23/18	Goldman Sachs & Co.	SGD	298,300	223,107	218,984	(4,123)
1/16/18	Bank of America N.A.	ZAR	6,402,463	516,444	464,420	(52,024)
1/16/18	Goldman Sachs & Co.	ZAR	2,803,035	226,102	207,090	(19,012)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(150,628)

Currency Legend

ARS	–	Argentine Peso
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Koruna
EGP	–	Egyptian Pound
EUR	–	Euro
HRK	–	Croatian Kuna
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NZD	–	New Zealand Dollar
PEN	–	Peruvian Nouveau Sol
PHP	–	Philippines Peso
PLN	–	Polish Zloty
RSD	–	Serbian Dinar
RUB	–	Russian Ruble

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

SEK	–	Swedish Krona
SGD	–	Singapore Dollar
TRY	–	Turkish New Lira
ZAR	–	South African Rand

FUTURES

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Short Futures
U.S. Ultra Bond	03/20/18	2	332,247	Short	$335,313	$(3,066)

OTC – Interest Rate Swaps

DESCRIPTION	NOTIONAL AMOUNT		PAY/RECEIVE PAYMENT FREQUENCY	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with Bank of America N.A. dated 5/18/17 paying a fixed rate of 1.22% receiving the notional amount multiplied by the HUF-BUBOR rate. Expiring 5/18/22	HUF	308,000,000	1Y/6M	$(29,961)	$(29,961)
Agreement with Bank of America N.A. dated 12/9/15 receiving a fixed rate of 8.09% paying the notional amount multiplied by the ZAR-JIBAR rate. Expiring 1/12/27	ZAR	4,300,000	3M/3M	3,218	3,218
Agreement with JPMorgan Chase Bank N.A. dated 5/19/17 paying a fixed rate of 0.43% receiving the notional amount multiplied by the ILS-TELBO rate. Expiring 5/19/20	ILS	6,500,000	1Y/3M	(7,079)	(7,079)
Agreement with JPMorgan Chase Bank N.A. dated 12/9/15 receiving a fixed rate of 7.45% paying the notional amount multiplied by the ZAR-JIBAR rate. Expiring 1/12/20	ZAR	4,460,000	3M/3M	5,279	5,279

Total OTC Interest Rate Swaps				$(28,543)	$(28,543)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

OTC Credit Default Swaps – Buy Protection (1)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (3)	UNREALIZED APPRECIATION (DEPRECIATION)
Penerbangan Malaysia Bhd	0.00%	3M	12/20/2022	BNP Paribas S.A.	100,000	100,000	$1,534	$(1,954)	$(3,488)

OTC Credit Default Swaps – Sell Protection(1)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (3)	UNREALIZED APPRECIATION (DEPRECIATION)
Colombia Government International Bond	1.00%	3M	12/20/2022	BNP Paribas S.A.	$100,000	$100,000	$(1,242)	$(2,778)	$(1,536)
Indonesia Government International Bond	1.00%	3M	12/20/2022	BNP Paribas S.A.	200,000	200,000	(39)	1,394	1,433
Mexico Government International Bond	1.00%	3M	12/20/2022	Goldman Sachs International	200,000	200,000	(760)	(628)	132
Panama Government International Bond	1.00%	3M	12/20/2022	Bank of America N.A.	200,000	200,000	1,943	3,107	1,164
Peruvian Government International Bond	1.00%	3M	12/20/2022	BNP Paribas S.A.	200,000	200,000	1,973	2,649	676
Russian Government International Bond	1.00%	3M	12/20/2022	BNP Paribas S.A.	100,000	100,000	(1,039)	(835)	204

Total OTC Credit Default Swaps							836	2,909	2,073

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

OTC Cross Currency Swaps

NOTIONAL AMOUNT	FUND PAYS	PAY/RECEIVE PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	NOTIONAL AMOUNT	FUND RECEIVES	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
100,000 EUR	5.125	1Y/6M	6/15/2025	Bank of America N.A.	$100,000 USD	7.625%	$(75)	$(14,923)	$(14,848)
200,000 EUR	5.30%	1Y/6M	1/15/2028	Citibank N.A.	200,000 USD	7.85%	(40)	(8,592)	(8,552)
200,000 EUR	2.75%	1Y/6M	1/27/2030	Citibank N.A.	200,000 USD	4.89%	(10)	(3,553)	(3,543)

Total OTC Cross Currency Swaps							(125)	(27,068)	(26,943)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

Abbreviation Legend

OTC — Over the Counter

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 90.8%*:

Foreign Government — 90.8%*:

Argentina — 3.7%*:
Argentine Bonos del Tesoro+	15.50%	10/17/2026	2,045,000	$124,334	$108,655
Argentine Bonos del Tesoro+	16.00	10/17/2023	11,833,000	670,579	624,911

Total Argentina			13,878,000	794,913	733,566

Brazil — 8.0%*:
Brazil Notas do Tesouro Nacional Serie B+	6.00	8/15/2050	1,632,000	1,642,593	1,613,027

Chile — 4.3%*:
Bonos de la Tesoreria de la Republica en pesos+	4.50	3/1/2021	485,000,000	788,355	807,184
Chile Government International Bond+	5.50	8/5/2020	32,300,000	47,608	54,966

Total Chile			517,300,000	835,963	862,150

Colombia — 6.8%*:
Colombian TES+	3.00	3/25/2033	676,369,556	214,986	212,128
Colombian TES+	4.75	4/4/2035	2,013,966,066	782,838	777,900
Colombian TES+	7.75	9/18/2030	1,048,000,000	343,181	381,263

Total Colombia			3,738,335,622	1,341,005	1,371,291

El Salvador — 1.0%*:
El Salvador Government International Bond^+	8.25	4/10/2032	159,000	176,824	182,850
El Salvador Government International Bond^+	8.63	2/28/2029	10,000	10,711	11,715

Total El Salvador			169,000	187,535	194,565

Ghana — 1.6%*:
Ghana Government Bond+	18.25	7/25/2022	785,000	179,303	180,662
Ghana Government Bond+	21.50	3/9/2020	330,000	78,914	78,656
Ghana Government Bond+	24.75	3/1/2021	100,000	26,678	26,131
Ghana Government Bond+	24.75	7/19/2021	110,000	28,456	29,278

Total Ghana			1,325,000	313,351	314,727

Hungary — 0.3%*:
Hungary Government Bond+	5.50	12/20/2018	14,750,000	58,629	60,094

Indonesia — 9.3%*:
Indonesia Treasury Bond+	7.00	5/15/2027	900,000,000	67,420	69,272
Indonesia Treasury Bond+	8.38	3/15/2024	1,000,000,000	81,651	81,740
Indonesia Treasury Bond+	8.38	3/15/2034	20,829,000,000	1,635,115	1,713,681

Total Indonesia			22,729,000,000	1,784,186	1,864,693

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Malaysia — 4.6%*:
Malaysia Government Bond+	4.74%	3/15/2046	2,995,000	$718,831	$724,851
Malaysia Government Bond+	4.94	9/30/2043	803,000	190,887	199,201

Total Malaysia			3,798,000	909,718	924,052

Mexico — 4.6%*:
Mexican Bonos+	7.75	5/29/2031	850,000	45,843	43,348
Mexican Bonos+	7.75	11/13/2042	17,300,000	959,663	873,788

Total Mexico			18,150,000	1,005,506	917,136

Nigeria — 1.5%*:
Nigeria Treasury Bill+	Zero Coupon	6/14/2018	14,391,000	37,133	37,297
Nigeria Treasury Bill+	Zero Coupon	6/21/2018	14,391,000	36,839	37,187
Nigeria Treasury Bill+	Zero Coupon	7/5/2018	90,550,000	234,938	232,613

Total Nigeria			119,332,000	308,910	307,097

Peru — 4.2%*:
Peru Government Bond+	6.85	2/12/2042	2,160,000	700,727	724,547
Peru Government Bond+	6.95	8/12/2031	343,000	115,259	120,353

Total Peru			2,503,000	815,986	844,900

Poland — 4.8%*:
Poland Government Bond+	2.50	7/25/2018	3,325,000	918,270	963,502

Romania — 3.3%*:
Romania Government Bond+	5.60	11/28/2018	2,510,000	656,705	664,846

Russia — 11.7%*:
Russian Federal Bond — OFZ+	7.00	8/16/2023	83,843,000	1,401,121	1,458,680
Russian Federal Bond — OFZ+	8.50	9/17/2031	47,130,000	867,321	885,471

Total Russia			130,973,000	2,268,442	2,344,151

Serbia — 1.1%*:
Serbia Treasury Bond+	5.75	7/21/2023	20,120,000	206,348	211,553

South Africa — 12.8%*:
South Africa Government Bond+	6.50	2/28/2041	31,500,000	1,660,654	1,791,872
South Africa Government Bond+	8.75	2/28/2048	10,700,000	686,636	779,631

Total South Africa			42,200,000	2,347,290	2,571,503

Thailand — 2.4%*:
Thailand Government Bond+	1.20	7/14/2021	9,150,930	248,838	279,232
Thailand Government Bond+	3.88	6/13/2019	6,450,000	201,524	204,858

Total Thailand			15,600,930	450,362	484,090

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Turkey — 4.8%*:
Turkey Government Bond+	10.70%	2/17/2021	400,000	$96,464	$100,063
Turkey Government Bond+	10.70	8/17/2022	3,450,000	843,953	868,506

Total Turkey			3,850,000	940,417	968,569

Total Foreign Government			27,378,751,552	17,786,129	18,215,512

Total Fixed Income			27,378,751,552	17,786,129	18,215,512

Short-Term Investments — 9.4%*:

Bank Deposit — 9.4%*:
State Street Bank & Trust Co. Euro Time Deposit	0.12	1/2/2018	1,885,090	1,885,090	1,885,090

Total Investments			27,380,636,642	19,671,219	20,100,602

Other assets and liabilities – (0.2%)*					(34,091)

Net Assets – 100.0%					$20,066,511

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

South Africa	14.1%
Russia	12.9%
Indonesia	10.2%
Brazil	8.9%
Colombia	7.5%
Turkey	5.3%
Poland	5.3%
Malaysia	5.1%
Mexico	5.0%
Chile	4.7%
Peru	4.6%
Argentina	4.0%
Romania	3.7%
Thailand	2.7%
Ghana	1.7%
Nigeria	1.7%
Serbia	1.2%
El Salvador	1.1%
Other (Individually less than 1%)	0.3%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

A summary of outstanding derivatives at December 31, 2017 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/ RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
3/6/18	CZK/EUR	Bank of America N.A.	257,000	6,599,760	$(1,565)
3/6/18	EUR/CZK	Goldman Sachs & Co.	7,139,628	275,000	5,335
3/6/18	EUR/CZK	Citibank N.A.	11,855,084	464,000	(26)
3/6/18	EUR/CZK	BNP Paribas S.A.	6,374,210	242,000	9,003
3/6/18	EUR/CZK	Bank of America N.A.	4,389,245	165,000	8,176
3/6/18	EUR/CZK	JPMorgan Chase Bank N.A.	337,915	13,000	271
1/16/18	EUR/HRK	Bank of America N.A.	1,181,912	157,000	2,108
1/16/18	EUR/HRK	Citibank N.A.	83,131	11,000	200
1/16/18	EUR/HRK	Goldman Sachs & Co.	1,282,310	170,000	2,691
1/16/18	EUR/HUF	Goldman Sachs & Co.	288,091,312	919,638	10,790
1/16/18	EUR/HUF	Bank of America N.A.	5,928,718	19,000	132
1/16/18	EUR/PLN	JPMorgan Chase Bank N.A.	1,416,982	328,286	13,286
1/16/18	EUR/PLN	Bank of America N.A.	157,300	37,000	806
1/16/18	EUR/PLN	Goldman Sachs & Co.	3,259,298	773,000	9,066
1/16/18	EUR/RON	JPMorgan Chase Bank N.A.	756,636	164,126	(2,641)
1/16/18	EUR/RON	Bank of America N.A.	41,847	9,000	(53)
1/16/18	EUR/RSD	Citibank N.A.	19,687,044	163,711	(1,773)
1/16/18	EUR/RSD	Bank of America N.A.	8,823,020	74,000	(1,859)
1/16/18	PLN/EUR	JPMorgan Chase Bank N.A.	31,000	132,146	(776)
1/16/18	RON/EUR	Goldman Sachs & Co.	12,000	55,466	156

Net unrealized appreciation on cross currency forward foreign currency exchange contracts					$53,327

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
6/15/18	JPMorgan Chase Bank N.A.	ARS	6,562,500	320,135	350,000	$(29,865)
1/9/18	JPMorgan Chase Bank N.A.	BRL	958,042	288,629	302,689	(14,060)
1/9/18	Goldman Sachs & Co.	BRL	145,408	43,807	45,000	(1,193)
1/9/18	Citibank N.A.	BRL	1,104,099	332,632	332,000	632
1/9/18	Bank of America N.A.	COP	422,086,800	141,348	138,000	3,348
1/16/18	Bank of America N.A.	EGP	1,698,304	95,120	93,813	1,307
1/16/18	Goldman Sachs & Co.	EGP	1,698,304	95,120	93,855	1,265
1/16/18	JPMorgan Chase Bank N.A.	EGP	3,413,350	191,178	190,000	1,178
1/16/18	JPMorgan Chase Bank N.A.	EUR	16,526	19,860	19,360	500
1/16/18	BNP Paribas S.A.	EUR	21,162	25,430	25,000	430
1/16/18	Goldman Sachs & Co.	EUR	1,992,067	2,393,893	2,359,790	34,103
1/16/18	Citibank N.A.	HUF	15,875,591	61,495	59,383	2,112
1/16/18	Goldman Sachs & Co.	HUF	94,940,083	367,753	360,643	7,110

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/16/18	BNP Paribas S.A.	HUF	7,938,469	30,750	29,583	$1,167
1/16/18	Bank of America N.A.	HUF	24,028,549	93,075	90,100	2,975
1/23/18	JPMorgan Chase Bank N.A.	IDR	2,704,900,040	199,756	198,379	1,377
1/23/18	Goldman Sachs & Co.	IDR	2,123,004,000	156,783	156,000	783
1/23/18	Goldman Sachs & Co.	JPY	32,633,551	289,948	291,844	(1,896)
1/23/18	JPMorgan Chase Bank N.A.	JPY	33,127,249	294,334	295,000	(666)
1/23/18	JPMorgan Chase Bank N.A.	KZT	163,171,836	488,620	481,546	7,074
1/23/18	Goldman Sachs & Co.	KZT	98,550,000	295,109	292,000	3,109
1/9/18	Goldman Sachs & Co.	MXN	16,396,093	837,053	886,232	(49,179)
1/9/18	JPMorgan Chase Bank N.A.	MXN	2,526,754	128,996	132,000	(3,004)
1/9/18	BNP Paribas S.A.	MXN	18,840,235	961,832	982,764	(20,932)
1/23/18	Goldman Sachs & Co.	MYR	4,133,633	1,019,643	993,715	25,928
1/23/18	JPMorgan Chase Bank N.A.	NZD	205,071	145,811	143,853	1,958
1/23/18	Goldman Sachs & Co.	NZD	133,271	94,760	91,045	3,715
1/9/18	Goldman Sachs & Co.	PEN	106,173	32,755	32,439	316
1/23/18	Goldman Sachs & Co.	PHP	11,430,950	229,220	220,208	9,012
1/16/18	Goldman Sachs & Co.	PLN	1,815,126	522,373	502,835	19,538
1/16/18	Goldman Sachs & Co.	RUB	1,254,591	21,771	21,225	546
1/16/18	Citibank N.A.	SEK	100,042	12,228	12,000	228
1/16/18	Goldman Sachs & Co.	SEK	3,252,755	397,589	387,000	10,589
1/23/18	Goldman Sachs & Co.	SGD	182,082	136,290	134,309	1,981
1/23/18	BNP Paribas S.A.	THB	29,410,614	902,934	906,000	(3,066)
1/23/18	Citibank N.A.	THB	10,374,318	318,501	313,822	4,679
1/16/18	Bank of America N.A.	TRY	2,568,765	674,695	681,858	(7,163)
1/16/18	Citibank N.A.	TRY	106,702	28,026	27,000	1,026
1/16/18	Goldman Sachs & Co.	TRY	235,958	61,975	60,000	1,975
1/16/18	JPMorgan Chase Bank N.A.	TRY	202,789	53,263	51,000	2,263
1/16/18	BNP Paribas S.A.	TRY	3,167,192	831,875	813,000	18,875
1/16/18	JPMorgan Chase Bank N.A.	ZAR	934,345	75,322	65,306	10,016

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$50,091

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/23/18	Goldman Sachs & Co.	AUD	247,800	193,823	187,753	$(6,070)
1/23/18	Citibank N.A.	AUD	250,542	195,968	192,000	(3,968)
1/16/18	Goldman Sachs & Co.	CHF	187,327	192,392	193,836	1,444
1/16/18	JPMorgan Chase Bank N.A.	CHF	190,641	195,795	193,000	(2,795)
1/9/18	Bank of America N.A.	CLP	133,465,509	217,024	209,358	(7,666)
1/9/18	Goldman Sachs & Co.	CLP	133,465,509	217,024	211,424	(5,600)
1/9/18	BNP Paribas S.A.	CLP	261,580,000	425,347	410,000	(15,347)
1/23/18	Bank of America N.A.	CNH	1,269,238	194,728	190,000	(4,728)
1/23/18	Goldman Sachs & Co.	CNH	1,284,338	197,045	194,000	(3,045)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/9/18	JPMorgan Chase Bank N.A.	COP	452,047,740	151,381	151,465	$84
1/16/18	Bank of America N.A.	EUR	351,933	422,923	417,400	(5,523)
1/16/18	JPMorgan Chase Bank N.A.	EUR	507,938	610,395	600,455	(9,940)
1/23/18	JPMorgan Chase Bank N.A.	HKD	3,051,830	390,559	391,654	1,095
1/23/18	JPMorgan Chase Bank N.A.	IDR	1,506,450,000	111,251	110,000	(1,251)
1/16/18	Bank of America N.A.	ILS	2,074,663	597,892	592,805	(5,087)
1/23/18	JPMorgan Chase Bank N.A.	INR	12,737,507	199,319	193,932	(5,387)
1/23/18	Bank of America N.A.	INR	6,617,760	103,556	102,000	(1,556)
1/23/18	BNP Paribas S.A.	INR	19,485,930	304,920	303,000	(1,920)
1/23/18	Bank of America N.A.	KRW	210,700,800	197,082	192,000	(5,082)
1/23/18	JPMorgan Chase Bank N.A.	KRW	213,316,600	199,529	196,000	(3,529)
1/23/18	Bank of America N.A.	KZT	36,122,890	108,170	105,999	(2,171)
1/23/18	Citibank N.A.	KZT	29,302,470	87,747	87,000	(747)
1/23/18	Goldman Sachs & Co.	MYR	1,346,814	332,219	326,000	(6,219)
1/23/18	Goldman Sachs & Co.	NZD	338,342	240,571	241,825	1,254
1/23/18	JPMorgan Chase Bank N.A.	NZD	280,579	199,500	192,000	(7,500)
1/23/18	State Street Bank & Trust Co.	NZD	283,945	201,893	199,000	(2,893)
1/9/18	JPMorgan Chase Bank N.A.	PEN	1,031,080	318,093	314,000	(4,093)
1/23/18	Bank of America N.A.	PHP	11,430,950	229,220	219,278	(9,942)
1/16/18	Citibank N.A.	RON	1,124,391	289,170	289,560	390
1/16/18	Goldman Sachs & Co.	RUB	14,639,509	254,039	249,026	(5,013)
1/16/18	Citibank N.A.	RUB	12,435,348	215,790	211,000	(4,790)
1/23/18	Goldman Sachs & Co.	SGD	182,082	136,290	133,668	(2,622)
1/16/18	Goldman Sachs & Co.	TRY	126,534	33,235	32,322	(913)
1/16/18	JPMorgan Chase Bank N.A.	TRY	970,775	254,978	251,081	(3,897)
1/16/18	Bank of America N.A.	ZAR	5,597,022	451,200	405,880	(45,320)
1/16/18	Goldman Sachs & Co.	ZAR	1,075,999	86,741	79,496	(7,245)
1/16/18	BNP Paribas S.A.	ZAR	5,447,770	439,168	411,000	(28,168)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(215,760)

Currency Legend

ARS	–	Argentine Peso
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Koruna
EGP	–	Egyptian Pound
EUR	–	Euro
HKD	–	Hong Kong Dollar
HRK	–	Croatian Kuna
HUF	–	Hungarian Forint

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NZD	–	New Zealand Dollar
PEN	–	Peruvian Nouveau Sol
PHP	–	Philippines Peso
PLN	–	Polish Zloty
RON	–	Romanian New Leu
RSD	–	Serbian Dinar.
RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	Turkish New Lira
ZAR	–	South African Rand

OTC – Interest Rate Swaps

DESCRIPTION		NOTIONAL AMOUNT	PAY/RECEIVE PAYMENT FREQUENCY	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with Bank of America N.A. dated 12/9/15 receiving a fixed rate of 8.68% paying the notional amount multiplied by the ZAR-JIBAR rate. Expiring 12/9/25	ZAR	8,000,000	3M/3M	$36,887	$36,887
Agreement with Bank of America N.A. dated 5/18/17 paying a fixed rate of 1.22% receiving the notional amount multiplied by the HUF-BUBOR rate. Expiring 5/18/22	HUF	92,000,000	1Y/6M	(8,971)	(8,971)
Agreement with Bank of America N.A. dated 5/18/17 paying a fixed rate of 1.84% receiving the notional amount multiplied by the HUF-BUBOR rate. Expiring 11/24/27	HUF	76,800,000	1Y/6M	(3,429)	(3,429)
Agreement with Bank of America N.A. dated 5/18/17 paying a fixed rate of 1.73% receiving the notional amount multiplied by the HUF-BUBOR rate. Expiring 12/21/27	HUF	67,700,000	1YR/6M	(85)	(85)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

DESCRIPTION		NOTIONAL AMOUNT	PAY/RECEIVE PAYMENT FREQUENCY	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with JPMorgan Chase Bank N.A. dated 12/9/15 receiving a fixed rate of 6.35% paying the notional amount multiplied by the MXN-TIIE rate. Expiring 11/27/25	MXN	4,750,000	28D/28D	$(22,736)	$(22,736)
Agreement with JPMorgan Chase Bank N.A. dated 5/19/17 paying a fixed rate of 0.43% receiving the notional amount multiplied by the ILS-TELBO rate. Expiring 5/19/20	ILS	1,700,000	1YR/3M	(1,856)	(1,856)

Total OTC Interest Rate Swaps				(190)	$(190)

Centrally Cleared Interest Rate Swaps

FLOATING RATE REFERENCE	PAY/ RECEIVE FLOATING RATE	FIXED RATE	MATURITY DATE	PAY/RECEIVE PAYMENT FREQUENCY	NOTIONAL AMOUNT	CLEARED EXCHANGE	UNREALIZED APPRECIATION
MXN_TIIE Rate	Pay	7.77%	4/5/27	1M/1M	14,700,000	CME	(6,669)
MXN_TIIE Rate	Pay	7.73%	12/8/25	28D/28D	18,100,000	CME	(15,310)

Total Centrally Cleared Interst Rate swaps							(21,979)

Abbreviation Legend

OTC	–	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 98.7%*:

Bank Loans — 1.9%*§:

Beverage, Food and Tobacco — 0.1%*:
Del Monte Foods, Inc., 3M LIBOR + 3.250%	4.70%	2/18/2021	46,056	$42,033	$36,582

Healthcare, Education and Childcare — 0.9%*:
Centene Corp., 3M LIBOR + 3.500%¤	5.19	9/13/2018	250,000	250,000	249,375

Mining, Steel, Iron and Non-Precious Metals — 0.5%*:
Murray Energy Corp., 3M LIBOR + 7.250%	8.94	4/16/2020	148,807	143,698	130,578

Oil and Gas — 0.4%*:
Gulf Finance LLC, 3M LIBOR + 5.250%	6.95	8/25/2023	104,153	103,323	93,260

Total Bank Loans			549,016	539,054	509,795

Corporate Bonds — 96.8%*:

Aerospace and Defense — 2.6%*:
Swissport Financing Sarl+	9.75	12/15/2022	100,000	132,463	124,668
TransDigm, Inc.	6.38	6/15/2026	262,000	259,844	264,620
Triumph Group, Inc.	4.88	4/1/2021	38,000	36,759	37,335
Triumph Group, Inc.^	7.75	8/15/2025	250,000	250,000	265,313

Total Aerospace and Defense			650,000	679,066	691,936

Automobile — 3.9%*:
AA Bond Co. Ltd.+	5.50	7/31/2043	200,000	276,734	271,278
Allison Transmission, Inc.^	4.75	10/1/2027	247,000	247,000	248,544
International Automotive Components Group SA^	9.13	6/1/2018	178,000	178,313	176,220
JB Poindexter & Co., Inc.^	9.00	4/1/2022	201,000	209,199	208,537
RAC Bond Co. PLC+	5.00	11/6/2022	100,000	128,880	134,444

Total Automobile			926,000	1,040,126	1,039,023

Beverage, Food and Tobacco — 3.5%*:
Boparan Finance PLC+	5.50	7/15/2021	150,000	188,470	182,667
JBS USA LUX SA/JBS USA Finance, Inc.^	5.88	7/15/2024	137,000	140,611	132,376
JBS USA LUX SA/JBS USA Finance, Inc.^	8.25	2/1/2020	114,000	115,512	114,342
KeHE Distributors LLC/KeHE Finance Corp.^	7.63	8/15/2021	150,000	151,271	150,375
Pilgrim’s Pride Corp.^	5.88	9/30/2027	200,000	200,000	206,000
Premier Foods Finance PLC+	6.50	3/15/2021	100,000	146,216	137,378

Total Beverage, Food and Tobacco			851,000	942,080	923,138

Broadcasting and Entertainment — 5.2%*:
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.00	2/1/2028	300,000	300,282	291,750
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.75	2/15/2026	250,000	250,000	259,687
Clear Channel Worldwide Holdings, Inc.	7.63	3/15/2020	245,000	244,047	239,850

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Broadcasting and Entertainment (Continued)
DISH DBS Corp.	7.75%	7/1/2026	216,000	$216,000	$227,070
Sirius XM Radio, Inc.^	5.00	8/1/2027	229,000	229,000	229,573
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH+	6.25	1/15/2029	100,000	117,537	134,621

Total Broadcasting and Entertainment			1,340,000	1,356,866	1,382,551

Buildings and Real Estate — 1.9%*:
Beacon Escrow Corp.^	4.88	11/1/2025	250,000	250,000	250,937
Standard Industries, Inc.^	4.75	1/15/2028	250,000	250,000	250,578

Total Buildings and Real Estate			500,000	500,000	501,515

Cargo Transport — 4.7%*:
American Airlines Group, Inc.^	5.50	10/1/2019	265,000	268,190	272,288
Deck Chassis Acquisition, Inc.^	10.00	6/15/2023	387,000	393,742	430,537
Kenan Advantage Group, Inc.^	7.88	7/31/2023	400,000	411,159	414,000
WFS Global Holding SAS+	9.50	7/15/2022	100,000	111,351	127,886

Total Cargo Transport			1,152,000	1,184,442	1,244,711

Chemicals, Plastics and Rubber — 4.4%*:
Chemours Co. (The)	5.38	5/15/2027	156,000	154,589	161,460
Chemours Co. (The)	7.00	5/15/2025	88,000	89,008	95,480
Consolidated Energy Finance SA^	6.88	6/15/2025	300,000	298,580	318,000
Huntsman International LLC	4.25	4/1/2025	100,000	130,266	136,682
INEOS Group Holdings SA+	5.38	8/1/2024	100,000	110,725	127,970
LBC Tank Terminals Holding Netherlands BV^	6.88	5/15/2023	215,000	208,500	223,869
Monitchem HoldCo 2 SA+	6.88	6/15/2022	100,000	98,702	109,917

Total Chemicals, Plastics and Rubber			1,059,000	1,090,370	1,173,378

Containers, Packaging and Glass — 3.3%*:
Coveris Holdings SA^	7.88	11/1/2019	572,000	558,092	567,710
Horizon Holdings I SASU+	7.25	8/1/2023	100,000	115,502	127,034
SIG Combibloc Holdings SCA+	7.75	2/15/2023	150,000	171,089	187,792

Total Containers, Packaging and Glass			822,000	844,683	882,536

Diversified/Conglomerate Manufacturing — 1.2%*:
Amsted Industries, Inc.^	5.38	9/15/2024	46,000	45,896	47,840
Appvion, Inc.^~	9.00	6/1/2020	327,000	213,682	49,050
EnPro Industries, Inc.	5.88	9/15/2022	221,000	222,604	230,116

Total Diversified/Conglomerate Manufacturing			594,000	482,182	327,006

Diversified/Conglomerate Service — 6.0%*:
APTIM Corp.^	7.75	6/15/2025	156,000	156,000	148,980
Carlson Travel, Inc.^	9.50	12/15/2024	280,000	280,000	225,400
Iron Mountain UK PLC	3.88	11/15/2025	100,000	132,815	132,085

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Service (Continued)
Loxam SAS+	6.00%	4/15/2025	100,000	$107,720	$130,434
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25	5/15/2023	250,000	250,000	277,500
United Rentals North America, Inc.	4.63	10/15/2025	125,000	125,000	125,938
United Rentals North America, Inc.	4.88	1/15/2028	125,000	125,306	125,625
Verisure Midholding AB+	5.75	12/1/2023	150,000	176,872	181,208
Zachry Holdings, Inc.^	7.50	2/1/2020	250,000	251,652	253,750

Total Diversified/Conglomerate Service			1,536,000	1,605,365	1,600,920

Electronics — 1.8%*:
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.^	6.00	7/15/2025	95,000	95,000	99,987
TIBCO Software, Inc.^	11.38	12/1/2021	339,000	367,522	369,300

Total Electronics			434,000	462,522	469,287

Finance — 7.9%*:
Aircastle Ltd.	4.13	5/1/2024	250,000	250,000	253,750
Aircastle Ltd.	5.00	4/1/2023	19,000	19,867	20,021
Aircastle Ltd.	5.50	2/15/2022	19,000	20,184	20,354
Arrow Global Finance PLC+	5.13	9/15/2024	100,000	118,905	136,332
Cabot Financial Luxembourg SA+	7.50	10/1/2023	100,000	135,422	141,226
Galaxy Finco Ltd.+	7.88	11/15/2021	250,000	381,173	337,960
Garfunkelux Holdco 3 S.A.+	8.50	11/1/2022	300,000	448,651	423,272
Jerrold Finco PLC+	6.13	1/15/2024	100,000	124,555	137,580
LPL Holdings, Inc.^	5.75	9/15/2025	300,000	300,000	305,250
Veritas US, Inc./Veritas Bermuda Ltd.^	10.50	2/1/2024	200,000	215,866	208,000
VFH Parent LLC/Orchestra Co-Issuer, Inc.^	6.75	6/15/2022	102,000	102,000	107,355

Total Finance			1,740,000	2,116,623	2,091,100

Grocery — 0.8%*:
Post Holdings, Inc.^	5.75	3/1/2027	200,000	200,000	203,500

Healthcare, Education and Childcare — 8.3%*:
Avantor, Inc.^	9.00	10/1/2025	220,000	220,000	216,700
Catalent Pharma Solutions, Inc.^	4.88	1/15/2026	227,000	227,000	227,851
CHS/Community Health Systems, Inc.	6.25	3/31/2023	177,000	177,000	159,300
Cognita Financing PLC+	7.75	8/15/2021	100,000	134,546	139,673
HCA, Inc.	5.38	2/1/2025	200,000	202,828	207,000
IDH Finance PLC+	6.25	8/15/2022	100,000	131,025	123,464
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA^	6.63	5/15/2022	220,000	209,341	221,100
Valeant Pharmaceuticals International, Inc.^	5.50	3/1/2023	101,000	76,718	92,415
Valeant Pharmaceuticals International, Inc.^	5.88	5/15/2023	42,000	35,130	38,955
Valeant Pharmaceuticals International, Inc.^	6.13	4/15/2025	224,000	196,814	204,960
Valeant Pharmaceuticals International, Inc.^	6.50	3/15/2022	118,000	118,000	123,900

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
Valeant Pharmaceuticals International, Inc.^	7.00%	3/15/2024	125,000	$125,000	$133,750
West Street Merger Sub, Inc.^	6.38	9/1/2025	300,000	300,000	300,750

Total Healthcare, Education and Childcare			2,154,000	2,153,402	2,189,818

Hotels, Motels, Inns and Gaming — 1.5%*:
TVL Finance PLC+	8.50	5/15/2023	180,000	255,495	264,170
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.^	5.25	5/15/2027	125,000	125,000	126,719

Total Hotels, Motels, Inns and Gaming			305,000	380,495	390,889

Insurance — 2.0%*:
Acrisure LLC/Acrisure Finance, Inc.^	7.00	11/15/2025	250,000	250,000	240,940
AssuredPartners, Inc.^	7.00	8/15/2025	286,000	286,000	284,570

Total Insurance			536,000	536,000	525,510

Leisure, Amusement, Entertainment — 6.5%*:
AMC Entertainment Holdings, Inc.	6.38	11/15/2024	200,000	254,832	270,813
Brunswick Corp.	7.13	8/1/2027	817,000	864,041	978,029
Perform Group Financing PLC+	8.50	11/15/2020	100,000	150,121	139,066
WMG Acquisition Corp.^	5.00	8/1/2023	160,000	160,000	165,600
WMG Acquisition Corp.^	6.75	4/15/2022	150,000	150,872	156,750

Total Leisure, Amusement, Entertainment			1,427,000	1,579,866	1,710,258

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.3%*:
Apex Tool Group LLC^	7.00	2/1/2021	75,000	70,821	72,187

Mining, Steel, Iron and Non-Precious Metals — 8.2%*:
Allegheny Technologies, Inc.	5.95	1/15/2021	260,000	260,903	265,200
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.^	7.50	5/1/2025	215,000	215,000	228,437
ArcelorMittal	7.25	3/1/2041	165,000	192,293	208,725
Big River Steel LLC/BRS Finance Corp.^	7.25	9/1/2025	250,000	250,000	264,375
Constellium NV	4.25	2/15/2026	100,000	118,099	119,997
Hecla Mining Co.	6.88	5/1/2021	250,000	224,367	256,250
Kinross Gold Corp.+	5.95	3/15/2024	127,000	131,869	139,224
Kinross Gold Corp.	6.88	9/1/2041	82,000	81,598	92,762
Northwest Acquisitions ULC/Dominion Finco, Inc.^+	7.13	11/1/2022	83,000	82,167	85,698
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.50	6/15/2025	250,000	246,491	261,250
Warrior Met Coal, Inc.^	8.00	11/1/2024	240,000	240,000	247,800

Total Mining, Steel, Iron and Non-Precious Metals			2,022,000	2,042,787	2,169,718

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas — 14.5%*:
Chesapeake Energy Corp.^	8.00%	1/15/2025	200,000	$197,324	$202,000
Chesapeake Energy Corp.^	8.00	6/15/2027	125,000	125,000	120,000
Citgo Holding, Inc.^	10.75	2/15/2020	341,000	343,833	365,722
Energy Transfer Equity LP	4.25	3/15/2023	250,000	250,000	248,125
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00	2/15/2025	314,000	314,000	229,220
EP Energy LLC/Everest Acquisition Finance, Inc.	9.38	5/1/2020	58,000	54,600	49,010
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	6/15/2020	500,000	493,489	426,250
Genesis Energy LP/Genesis Energy Finance Corp.	6.50	10/1/2025	300,000	300,000	304,500
Jonah Energy LLC/Jonah Energy Finance Corp.^	7.25	10/15/2025	250,000	250,000	251,875
Jupiter Resources, Inc.+^	8.50	10/1/2022	405,000	333,097	251,100
KCA Deutag UK Finance PLC+^	9.88	4/1/2022	100,000	102,931	106,000
Kosmos Energy Ltd.^+	7.88	8/1/2021	450,000	432,365	460,125
NGPL PipeCo LLC^	4.38	8/15/2022	56,000	56,000	56,945
NGPL PipeCo LLC^	4.88	8/15/2027	65,000	65,000	67,438
Rowan Cos., Inc.	7.38	6/15/2025	188,000	188,000	191,290
Transocean, Inc.	6.80	3/15/2038	42,000	33,642	33,705
Transocean, Inc.	9.35	12/15/2041	32,000	29,774	30,960
Tullow Oil PLC+^	6.25	4/15/2022	250,000	207,334	250,950
Welltec A/S^+	9.50	12/1/2022	200,000	198,081	201,000

Total Oil and Gas			4,126,000	3,974,470	3,846,215

Personal Transportation — 1.0%*:
Hertz Corp. (The)^	7.63	6/1/2022	250,000	250,000	261,875

Personal, Food and Miscellaneous — 0.5%*:
Ocado Group PLC+	4.00	6/15/2024	100,000	128,127	134,330

Retail Stores — 2.2%*:
HSS Financing PLC+	6.75	8/1/2019	68,000	98,064	84,465
Maxeda DIY Holding B.V.+	6.13	7/15/2022	100,000	114,070	120,679
Penske Automotive Group, Inc.	5.50	5/15/2026	250,000	250,000	253,675
Travelex Financing PLC+	8.00	5/15/2022	100,000	108,750	121,545

Total Retail Stores			518,000	570,884	580,364

Telecommunications — 4.1%*:
Altice Luxembourg SA+	6.25	2/15/2025	100,000	113,593	117,585
Sprint Communications, Inc.	7.00	8/15/2020	75,000	74,357	79,500
Sprint Corp.	7.88	9/15/2023	452,000	437,090	481,380
Telecom Italia SpA/Milano+	5.88	5/19/2023	100,000	151,790	157,672
UPCB Finance IV Ltd.+	4.00	1/15/2027	100,000	108,320	127,058
Ziggo Bond Finance BV+	4.63	1/15/2025	100,000	103,687	123,566

Total Telecommunications			927,000	988,837	1,086,761

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Utilities — 0.5%*:
Viridian Group Finance Co. PLC+	4.75%	9/15/2024	100,000	$132,000	$133,565

Total Corporate Bonds			24,344,000	25,312,014	25,632,091

Total Fixed Income			24,893,016	25,851,068	26,141,886

Short-Term Investments — 0.3%*:

Bank Deposit — 0.3%*:
State Street Bank & Trust Co. Euro Time Deposit	0.12	1/2/2018	86,325	86,325	86,325

Total Investments			24,979,341	25,937,393	26,228,211

Other assets and liabilities — 1.0%*					270,273

Net Assets — 100.0%					$26,498,484

MTN	Medium Term Note

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	75.4%
United Kingdom	12.0%
Ghana	2.7%
France	1.9%
Canada	1.8%
Switzerland	1.7%
Other (Individually less than 1%)	4.5%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2017. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
~	Defaulted security.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

A summary of outstanding derivatives at December 31, 2017 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
1/8/18	Goldman Sachs & Co.	EUR	6,796	8,157	8,090	$67

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/8/18	Bank of America N.A.	EUR	1,817,190	2,181,003	2,171,475	$(9,528)
1/8/18	Goldman Sachs & Co.	GBP	2,636,471	3,560,180	3,568,698	8,518

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(1,010)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 96.3%*:

Bank Loans — 2.5%*§:

Beverage, Food and Tobacco — 0.1%*:
Del Monte Foods, Inc., 3M LIBOR + 3.250%	4.70%	2/18/2021	46,056	$42,033	$36,582

Healthcare, Education and Childcare — 0.8%*:
Centene Corp., 3M LIBOR + 3.500%¤	5.19	9/13/2018	250,000	250,000	249,375

Mining, Steel, Iron and Non-Precious Metals — 0.4%*:
Murray Energy Corp., 3M LIBOR + 7.250%	8.94	4/16/2020	148,807	143,698	130,578

Oil and Gas — 1.2%*:
Fieldwood Energy LLC PIK, 3M LIBOR + 7.000%	8.69	8/31/2020	172,215	159,474	154,994
Fieldwood Energy LLC PIK, 3M LIBOR + 7.125%	8.82	9/30/2020	364,000	225,813	150,438
Gulf Finance LLC, 3M LIBOR + 5.250%	6.95	8/25/2023	104,153	103,323	93,260

Total Oil and Gas			640,368	488,610	398,692

Total Bank Loans			1,085,231	924,341	815,227

Corporate Bonds — 93.8%*:

Aerospace and Defense — 1.9%*:
TransDigm, Inc.	6.38	6/15/2026	307,000	304,473	310,070
Triumph Group, Inc.	4.88	4/1/2021	43,000	41,596	42,248
Triumph Group, Inc.^	7.75	8/15/2025	250,000	250,000	265,312

Total Aerospace and Defense			600,000	596,069	617,630

Automobile — 3.6%*:
Allison Transmission, Inc.^	4.75	10/1/2027	247,000	247,000	248,544
Allison Transmission, Inc.^	5.00	10/1/2024	176,000	176,000	181,500
Gates Global LLC/Gates Global Co.^	6.00	7/15/2022	25,000	20,458	25,563
International Automotive Components Group SA^	9.13	6/1/2018	170,000	170,299	168,300
JB Poindexter & Co., Inc.^	9.00	4/1/2022	329,000	342,415	341,337
Wabash National Corp.^	5.50	10/1/2025	204,000	204,000	205,530

Total Automobile			1,151,000	1,160,172	1,170,774

Beverage, Food and Tobacco — 3.1%*:
Carrols Restaurant Group, Inc.	8.00	5/1/2022	260,000	271,357	273,650
JBS USA LUX SA/JBS USA Finance, Inc.^	5.88	7/15/2024	165,000	169,351	159,431
JBS USA LUX SA/JBS USA Finance, Inc.^	8.25	2/1/2020	135,000	136,790	135,405
KeHE Distributors LLC/KeHE Finance Corp.^	7.63	8/15/2021	203,000	200,846	203,508
Pilgrim’s Pride Corp.^	5.88	9/30/2027	225,000	225,000	231,750

Total Beverage, Food and Tobacco			988,000	1,003,344	1,003,744

Broadcasting and Entertainment — 6.2%*:
Block Communications, Inc.^	6.88	2/15/2025	434,000	434,000	454,615
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.00	2/1/2028	124,000	122,169	120,590

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Broadcasting and Entertainment (Continued)
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.75%	2/15/2026	500,000	$500,000	$519,375
Clear Channel Worldwide Holdings, Inc.	7.63	3/15/2020	275,000	272,359	269,219
DISH DBS Corp.	7.75	7/1/2026	316,000	316,000	332,195
Sirius XM Radio, Inc.^	5.00	8/1/2027	350,000	350,000	350,875

Total Broadcasting and Entertainment			1,999,000	1,994,528	2,046,869

Buildings and Real Estate — 5.5%*:
Beacon Escrow Corp.^	4.88	11/1/2025	250,000	250,000	250,937
Brookfield Residential Properties, Inc.^	6.50	12/15/2020	250,000	249,613	255,000
Century Communities, Inc.	5.88	7/15/2025	250,000	249,704	251,250
Jeld-Wen, Inc.^	4.63	12/15/2025	69,000	69,000	69,518
Jeld-Wen, Inc.^	4.88	12/15/2027	118,000	118,000	119,180
M/I Homes, Inc.	6.75	1/15/2021	250,000	250,000	258,750
MPT Operating Partnership LP/MPT Finance Corp.	5.00	10/15/2027	300,000	300,000	305,625
Standard Industries, Inc.^	4.75	1/15/2028	300,000	300,000	300,693

Total Buildings and Real Estate			1,787,000	1,786,317	1,810,953

Cargo Transport — 4.6%*:
American Airlines Group, Inc.^	4.63	3/1/2020	250,000	249,343	254,062
American Airlines Group, Inc.^	5.50	10/1/2019	282,000	286,101	289,755
Deck Chassis Acquisition, Inc.^	10.00	6/15/2023	454,000	463,427	505,075
Kenan Advantage Group, Inc.^	7.88	7/31/2023	450,000	463,090	465,750

Total Cargo Transport			1,436,000	1,461,961	1,514,642

Chemicals, Plastics and Rubber — 4.6%*:
A Schulman, Inc.	6.88	6/1/2023	237,000	246,058	246,480
Chemours Co. (The)	5.38	5/15/2027	156,000	154,589	161,460
Chemours Co. (The)	7.00	5/15/2025	254,000	257,601	275,590
Consolidated Energy Finance SA^	6.88	6/15/2025	300,000	298,580	318,000
LBC Tank Terminals Holding Netherlands BV^	6.88	5/15/2023	250,000	242,442	260,313
Platform Specialty Products Corp.^	5.88	12/1/2025	250,000	248,050	248,125

Total Chemicals, Plastics and Rubber			1,447,000	1,447,320	1,509,968

Containers, Packaging and Glass — 2.2%*:
Coveris Holdings SA^	7.88	11/1/2019	712,000	688,649	706,660

Diversified/Conglomerate Manufacturing — 1.7%*:
Appvion, Inc.^~	9.00	6/1/2020	366,000	239,223	54,900
EnPro Industries, Inc.	5.88	9/15/2022	220,000	221,596	229,075
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary	7.88	6/1/2021	150,000	153,758	147,000
Teleflex, Inc.	4.63	11/15/2027	119,000	119,000	120,017

Total Diversified/Conglomerate Manufacturing			855,000	733,577	550,992

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Service — 5.5%*:
APTIM Corp.^	7.75%	6/15/2025	203,000	$203,000	$193,865
Carlson Travel, Inc.^	6.75	12/15/2023	250,000	255,259	226,250
Carlson Travel, Inc.^	9.50	12/15/2024	350,000	350,000	281,750
KAR Auction Services, Inc.^	5.13	6/1/2025	300,000	300,000	307,500
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25	5/15/2023	250,000	250,000	277,500
United Rentals North America, Inc.	4.63	10/15/2025	125,000	125,000	125,937
United Rentals North America, Inc.	4.88	1/15/2028	125,000	125,306	125,625
Zachry Holdings, Inc.^	7.50	2/1/2020	250,000	251,652	253,750

Total Diversified/Conglomerate Service			1,853,000	1,860,217	1,792,177

Electronics — 2.0%*:
Dell, Inc.	6.50	4/15/2038	133,000	136,312	135,327
RP Crown Parent LLC^	7.38	10/15/2024	96,000	96,000	100,560
TIBCO Software, Inc.^	11.38	12/1/2021	384,000	416,631	418,322

Total Electronics			613,000	648,943	654,209

Finance — 4.7%*:
Aircastle Ltd.	5.00	4/1/2023	271,000	271,958	285,566
Aircastle Ltd.	5.50	2/15/2022	21,000	22,308	22,496
Icahn Enterprises LP/Icahn Enterprises Finance Corp.^	6.25	2/1/2022	135,000	138,988	138,038
Icahn Enterprises LP/Icahn Enterprises Finance Corp.^	6.38	12/15/2025	165,000	165,000	165,017
LPL Holdings, Inc.^	5.75	9/15/2025	400,000	400,000	407,000
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.^	6.75	6/1/2025	210,000	210,000	212,100
Veritas US, Inc./Veritas Bermuda Ltd.^	10.50	2/1/2024	40,000	41,969	41,600
VFH Parent LLC/Orchestra Co-Issuer, Inc.^	6.75	6/15/2022	257,000	257,000	270,492

Total Finance			1,499,000	1,507,223	1,542,309

Grocery — 1.1%*:
C&S Group Enterprises LLC^	5.38	7/15/2022	174,000	171,946	163,995
Post Holdings, Inc.^	5.75	3/1/2027	200,000	200,000	203,500

Total Grocery			374,000	371,946	367,495

Healthcare, Education and Childcare — 7.7%*:
Avantor, Inc.^	9.00	10/1/2025	250,000	250,000	246,250
Catalent Pharma Solutions, Inc.^	4.88	1/15/2026	227,000	227,000	227,851
CHS/Community Health Systems, Inc.	6.25	3/31/2023	142,000	142,000	127,800
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.^	6.00	2/1/2025	200,000	181,127	155,000
HCA, Inc.	5.38	2/1/2025	375,000	380,302	388,125
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.^	7.50	10/1/2024	94,000	94,000	101,520

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA^	6.63%	5/15/2022	260,000	$247,385	$261,300
Valeant Pharmaceuticals International, Inc.^	5.50	3/1/2023	118,000	89,632	107,970
Valeant Pharmaceuticals International, Inc.^	5.88	5/15/2023	50,000	41,822	46,375
Valeant Pharmaceuticals International, Inc.^	6.13	4/15/2025	391,000	344,159	357,765
Valeant Pharmaceuticals International, Inc.^	6.50	3/15/2022	118,000	118,000	123,900
Valeant Pharmaceuticals International, Inc.^	7.00	3/15/2024	125,000	125,000	133,750
West Street Merger Sub, Inc.^	6.38	9/1/2025	250,000	250,000	250,625

Total Healthcare, Education and Childcare			2,600,000	2,490,427	2,528,231

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.2%*:
Louisiana-Pacific Corp.	4.88	9/15/2024	250,000	250,000	258,125
Mattel, Inc.^	6.75	12/31/2025	125,000	125,000	126,681

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			375,000	375,000	384,806

Hotels, Motels, Inns and Gaming — 0.4%*:
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.^	5.25	5/15/2027	125,000	125,000	126,719

Insurance — 1.8%*:
Acrisure LLC/Acrisure Finance, Inc.^	7.00	11/15/2025	250,000	250,000	240,940
AssuredPartners, Inc.^	7.00	8/15/2025	139,000	139,335	138,305
York Risk Services Holding Corp.^	8.50	10/1/2022	220,000	202,107	214,500

Total Insurance			609,000	591,442	593,745

Leisure, Amusement, Entertainment — 3.8%*:
AMC Entertainment Holdings, Inc.	5.88	11/15/2026	250,000	250,000	246,250
Brunswick Corp.	7.13	8/1/2027	567,000	600,882	678,755
WMG Acquisition Corp.^	5.00	8/1/2023	160,000	160,000	165,600
WMG Acquisition Corp.^	6.75	4/15/2022	150,000	150,872	156,750

Total Leisure, Amusement, Entertainment			1,127,000	1,161,754	1,247,355

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.6%*:
Apex Tool Group LLC^	7.00	2/1/2021	207,000	195,410	199,238

Mining, Steel, Iron and Non-Precious Metals — 7.0%*:
Allegheny Technologies, Inc.	5.95	1/15/2021	309,000	310,075	315,180
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.^	7.50	5/1/2025	328,000	332,669	348,500
ArcelorMittal	7.25	3/1/2041	197,000	229,589	249,205
Big River Steel LLC/BRS Finance Corp.^	7.25	9/1/2025	250,000	250,000	264,375
Hecla Mining Co.	6.88	5/1/2021	250,000	224,367	256,250
Kinross Gold Corp.+	5.95	3/15/2024	152,000	157,855	166,630

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Mining, Steel, Iron and Non-Precious Metals (Continued)
Kinross Gold Corp.	6.88%	9/1/2041	99,000	$98,515	$111,994
Northwest Acquisitions ULC/Dominion Finco, Inc.+^	7.13	11/1/2022	83,000	82,167	85,697
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.50	6/15/2025	250,000	246,491	261,250
Warrior Met Coal, Inc.^	8.00	11/1/2024	240,000	240,000	247,800

Total Mining, Steel, Iron and Non-Precious Metals			2,158,000	2,171,728	2,306,881

Oil and Gas — 15.5%*:
Chesapeake Energy Corp.^	8.00	1/15/2025	300,000	295,986	303,000
Citgo Holding, Inc.^	10.75	2/15/2020	341,000	343,834	365,722
Energy Transfer Equity LP	4.25	3/15/2023	250,000	250,000	248,125
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00	2/15/2025	248,000	248,000	181,040
EP Energy LLC/Everest Acquisition Finance, Inc.	9.38	5/1/2020	65,000	61,190	54,925
Ferrellgas LP/Ferrellgas Finance Corp.	6.75	1/15/2022	100,000	100,933	92,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	6/15/2020	600,000	594,613	511,500
Genesis Energy LP/Genesis Energy Finance Corp.	6.00	5/15/2023	100,000	$ 98,379	101,250
Genesis Energy LP/Genesis Energy Finance Corp.	6.75	8/1/2022	250,000	245,862	259,375
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp.^	5.63	2/15/2026	250,000	250,000	258,125
Jonah Energy LLC/Jonah Energy Finance Corp.^	7.25	10/15/2025	348,000	349,005	350,610
Jupiter Resources, Inc.+^	8.50	10/1/2022	479,000	396,245	296,980
Kosmos Energy Ltd.^	7.88	8/1/2021	377,000	358,913	385,482
NGPL PipeCo LLC^	4.38	8/15/2022	56,000	56,000	56,945
NGPL PipeCo LLC^	4.88	8/15/2027	65,000	65,000	67,438
PBF Holding Co. LLC/PBF Finance Corp.	7.25	6/15/2025	250,000	246,065	262,500
Rowan Cos., Inc.	7.38	6/15/2025	188,000	188,000	191,290
SM Energy Co.	6.50	1/1/2023	227,000	177,862	231,540
Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.88	3/1/2027	300,000	300,000	293,250
Sunoco LP/Sunoco Finance Corp.	6.25	4/15/2021	250,000	250,000	259,875
Transocean, Inc.	6.80	3/15/2038	51,000	40,849	40,928
Transocean, Inc.	9.35	12/15/2041	38,000	35,357	36,765
Welltec A/S+^	9.50	12/1/2022	250,000	247,601	251,250

Total Oil and Gas			5,383,000	5,199,694	5,100,415

Personal Transportation — 1.3%*:
Hertz Corp. (The)^	7.63	6/1/2022	250,000	250,000	261,875
Watco Cos. LLC/Watco Finance Corp.^	6.38	4/1/2023	173,000	173,327	179,055

Total Personal Transportation			423,000	423,327	440,930

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Retail Stores — 0.8%*:
Penske Automotive Group, Inc.	5.50%	5/15/2026	250,000	$250,000	$253,675

Telecommunications — 6.2%*:
Altice Financing SA+^	6.63	2/15/2023	250,000	251,312	261,775
Altice Luxembourg SA+^	7.63	2/15/2025	225,000	239,303	215,438
SFR Group SA+^	6.00	5/15/2022	475,000	482,643	480,937
Sprint Communications, Inc.	7.00	8/15/2020	75,000	74,358	79,500
Sprint Corp.	7.88	9/15/2023	489,000	474,309	520,785
T-Mobile USA, Inc.	5.38	4/15/2027	200,000	200,000	213,250
Telecom Italia SpA+^	5.30	5/30/2024	250,000	262,669	266,875

Total Telecommunications			1,964,000	1,984,594	2,038,560

Utilities — 0.8%*:
NRG Energy, Inc.	7.25	5/15/2026	250,000	250,000	272,185

Total Corporate Bonds			30,785,000	30,478,642	30,781,162

Total Fixed Income			31,870,231	31,402,983	31,596,389

Short-Term Investments — 2.8%*:

Bank Deposit — 2.8%*:
State Street Bank & Trust Co. Euro Time Deposit	0.12	1/2/2018	907,987	907,987	907,987

Total Investments			32,778,218	32,310,970	32,504,376

Other assets and liabilities – 0.9%*					309,165

Net Assets – 100.0%					$32,813,541

PIK	Payment-in-kind

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	92.4%
France	2.2%
Canada	1.7%
Ghana	1.2%
Other (Individually less than 1%)	2.5%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017 (Unaudited)

§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2017. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
~	Defaulted security.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (Unaudited)

1.	Organization

Barings Funds Trust (the “Trust”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 3, 2013 and commenced operations on September 16, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2017, the Trust consists of eight funds (separately, a “Fund” and collectively, the “Funds”): Barings Global Floating Rate Fund (“Global Floating Rate Fund”), Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund”), Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund”), Barings Total Return Bond Fund (“Total Return Bond Fund”), Barings Emerging Markets Debt Blended Total Return Fund (“Emerging Markets Debt Blended Total Return Fund”), Barings Emerging Markets Local Currency Debt Fund (“Emerging Markets Local Currency Debt Fund”), Barings Global High Yield Fund (“Global High Yield Fund”) and Barings U.S. High Yield Fund (“U.S. High Yield Fund”). Each Fund, other than Global Floating Rate Fund, Global Credit Income Opportunities Fund, Active Short Duration Bond Fund and Total Return Bond Fund, is a “non-diversified” investment company. Active Short Duration Bond Fund and Total Return Bond Fund commenced operations on July 8, 2015. Emerging Markets Debt Blended Total Return Fund commenced operations on October 21, 2015. Emerging Markets Local Currency Debt Fund commenced operations on December 8, 2015. Global High Yield Fund and U.S. High Yield Fund commenced operations on October 30, 2015.

Barings LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as investment adviser to the Funds.

Barings Global Advisers Limited (“BGA”), an indirect wholly-owned subsidiary of the Adviser, is a registered investment adviser under the Advisers Act and serves as a sub-adviser with respect to the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global High Yield Fund European investments.

The primary investment objective of the Global Floating Rate Fund is to seek a high level of current income. The Global Floating Rate Fund seeks preservation of capital as a secondary investment objective. The investment objective of the Global Credit Income Opportunities Fund is to seek an absolute return, primarily through current income and secondarily through capital appreciation. The investment objective of the Active Short Duration Bond Fund is to seek to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. The investment objective of the Total Return Bond Fund is to seek a superior total rate of return by investing in fixed income instruments. The investment objective of the Emerging Markets Debt Blended Total Return Fund is to seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation. The investment objective of the Emerging Markets Local Currency Debt Fund is to seek long-term total return through investment in a diversified portfolio of emerging markets local currency denominated debt securities. The investment objective of the Global High Yield Fund is to seek to provide high current income generation and, where appropriate, capital appreciation. The investment objective of the U.S. High Yield Fund is to seek to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

There can be no assurance that the Funds will achieve their investment objectives. Under normal market conditions, the Global Floating Rate Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies that are primarily, at the time of purchase, rated below-investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or, if unrated, determined by the Adviser or BGA to be of comparable quality. Under normal market conditions, the Global Credit Income Opportunities Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments, consisting of loans, bonds and notes. Investments may be, based in U.S. and non-U.S. markets, as well as over-the-counter and exchange traded derivatives.

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Adviser believes have the potential to provide a high total return over time. A significant portion of the Global Floating Rate Fund and Global Credit Income Opportunities Fund’s investments in debt instruments will be denominated in a currency other than the U.S. dollar. Although the investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Global Floating Rate Fund and Global Credit Income Opportunities Fund expect that, under current market conditions, they will seek to hedge substantially all of their exposure to foreign currencies. Under normal market conditions, the Active Short Duration Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch or if unrated, determined to be of comparable quality by the Adviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Total Return Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income securities. These typically include: U.S. dollar denominated corporate obligations and bank loans, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Emerging Markets Debt Blended Total Return Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Emerging Markets Debt Total Return Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal market conditions, the Emerging Markets Local Currency Debt Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in local currency-denominated debt instruments issued by emerging markets governments, and their quasi sovereign agencies (including supranational and sub-national government issuers). The Adviser will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments, and any other specific factors the Adviser believes to be relevant. The Emerging Markets Local Currency Debt Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal conditions, the Global High Yield Fund will invest at least 80% of its net assets (including the amount of any borrowing for investment purposes) in below investment grade (“high yield”) fixed and floating rate corporate debt securities including bonds, notes and other fixed and floating rate income securities issued primarily by North American and Western European companies. For this purpose, debt instruments issued by issuers based in the Channel Islands, Cayman Islands and Bermuda will be considered North American and Western European companies. Such debt securities may be secured or unsecured, and, either senior or subordinated. Secured debt means that collateral has been pledged as security against default, while investors in senior debt instruments are legally entitled to be repaid ahead of investors in subordinated (i.e. non-senior) instruments issued by the same corporation. Derivative instruments that provide exposure to such high yield debt securities or have similar economic characteristics may be used to satisfy the Fund’s 80% policy. The Adviser expects that such instruments will primarily, at the time of purchase, be rated below investment grade (commonly referred to as “junk bonds”) by at least one credit rating agency (below Baa3 by Moody’s or below BBB- by either S&P, or Fitch) or, if unrated, determined by the Adviser or BGA, to be of comparable quality. The Global High Yield Fund may invest in high yield securities of any rating, including

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

securities that are in default at the time of purchase. Under normal circumstances, the U.S. High Yield Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by either S&P or Fitch (using the lower rating) or, if unrated, determined by the Adviser to be of comparable quality), and at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of U.S. issuers. The U.S. High Yield Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, the Adviser does not expect that the U.S. High Yield Fund will invest more than 20% of its total assets in bank loans. The U.S. High Yield Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.

Each Fund has four classes of shares: Class A, C, I, and Y, each with different expenses and dividends. With the exception of Active Short Duration Bond Fund, which has no sales charge on any class, a front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, I, and Y shares. There may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without an initial sales charge and redeemed within the first 18 months of purchase (subject to certain exceptions as set forth in each Fund’s prospectus) and Class C shares redeemed within the first year of purchase. All classes of shares have equal voting rights, with the exception of matters that relate solely to one class.

2.	Significant Accounting Policies

The Trust is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

The following is a summary of significant accounting policies followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Funds’ investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value. The Funds’ investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Board. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) or when-issued securities approximate fair value and are determined using Level 2 inputs, as of December 31, 2017. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts are determined using Level 1 inputs as of December 31, 2017.

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

A Valuation Committee, made up of officers of the Trust and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board; (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Funds, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Funds may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Bank loan positions are valued at the bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Bank loans in which the Funds may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults.

Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Funds. By relying on a third party to administer a loan, the Funds are subject to the risk that the third party will fail to perform its obligations. The loans in which the Funds will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield loans in its portfolio.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Funds’ investments:

Global Floating Rate Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$–	$26,540	$101,217	$127,757
Preferred Stock	–	–	236,280	236,280

Total Equities	–	26,540	337,497	364,037

Fixed Income:
Bank Loans	–	176,160,756	193,008	176,353,764
Corporate Bonds	–	17,350,595	–	17,350,595

Total Fixed Income	–	193,511,351	193,008	193,704,359

Short-Term Investments:
Bank Deposit	–	20,524,938	–	20,524,938
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	13,444	–	13,444

Total	$–	$214,076,273	$530,505	$214,606,778

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	$–	$(379,471)	$–	$(379,471)

Total Investments	$–	$213,696,802	$530,505	$214,227,307

*	There were no transfers between levels during the period ended December 31, 2017.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2017:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities.

Tunstall Group Holdings Ltd	$–	Zero Value	Valued at zero without primary asset attached

Tunstall Group Holdings Ltd	$–	Zero Value	Valued at zero without primary asset attached

Boomerang Tube LLC	$–	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $38.8 million; Discount Rate 10%

Sabine Oil & Gas LLC	$17,415	Broker Quote	Price source depth of 1

Sabine Oil & Gas LLC	$7,995	Broker Quote	Price source depth of 1

Sabine Oil & Gas LLC	$1,205	Broker Quote	Price source depth of 1

Templar Energy LLC	$22,783	Broker Quote	Price source depth of 1

Templar Energy LLC	$51,819	Broker Quote	Price source depth of 1

Pinnacle Agriculture Holdings A 2	$236,280	Discounted Cash Flow	Adjusted Enterprise Valuation Multiple: 8.51x; EBITDA; $111.1m

Bank Loans

Boomerang Tube LLC	$32,825	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $38.8 million; Discount Rate 10%

Boomerang Tube LLC	$111,754	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $38.8 million; Discount Rate 10%

Boomerang Tube LLC	$10,509	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $38.8 million; Discount Rate 10%

Boomerang Tube LLC	$37,920	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $38.8 million; Discount Rate 10%

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2017	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2017	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2017

Equities
Common Stock	$127,521	$–	$(26,304)	$–	$–	$–	$–	$101,217	$(26,304)
Preferred Stock	$218,582	$–	$15,229	$–	$–	$2,469	$–	$236,280	$15,229

Fixed Income
Bank Loans	$179,744	$–	$(8,378)	$–	$349	$21,293	$–	$193,008	$(8,378)
Corporate Bonds	$–	$–	$–	$–	$–	$–	$–	$–	$–

Total	$525,847	$–	$(19,453)	$–	$349	$23,762	$–	$530,505	$(19,453)

Global Credit Income Opportunities Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$–	$20,518	$565,734	$586,252
Preferred Stock	–	–	283,535	283,535

Total Equities	–	20,518	849,269	869,787

Fixed Income:
Asset-Backed Securities	–	23,731,890	1,500,000	25,231,890
Bank Loans	–	57,925,262	263,946	58,189,208
Corporate Bonds	–	78,173,138	–	78,173,138

Total Fixed Income	–	159,830,290	1,763,946	161,594,236

Purchased Option:
Put Option Purchased	–	276,000	–	276,000
Short-Term Investments:
Bank Deposit	–	16,079,779	–	16,079,779
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	4,297	–	4,297

Total	$–	$176,210,884	$2,613,215	$178,824,099

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(288,389)	–	(288,389)

Total Investments	$–	$175,922,495	$2,613,215	$178,535,710

*	There were no transfers between levels during the period ended December 31, 2017.

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2017:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Boomerang Tube LLC	$–	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $38.8 million; Discount Rate 10%

Maxeda DIY B.V.	$452,580	Discounted Cash Flow	Average Comparable Valuation 6.5x; EBITDA €97m; net debt €420m

Maxeda DIY B.V.	$113,154	Discounted Cash Flow	Average Comparable Valuation 6.5x; EBITDA €97m; net debt €420m

Pinnacle Agriculture Holdings A 2	$283,535	Discounted Cash Flow	Adjusted Enterprise Valuation Multiple: 8.51x; EBITDA; $111.1m

Asset-Backed Securities

AIMCO CLO Series 2015-AA ER	$500,000	Broker Quote	Price source depth of 1

Wellfleet CLO Ltd. 2017-3A D	$1,000,000	Broker Quote	Price source depth of 1

Bank Loans

Boomerang Tube LLC	$27,865	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $38.8 million; Discount Rate 10%

Boomerang Tube LLC	$75,898	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $38.8 million; Discount Rate 10%

Boomerang Tube LLC	$37,920	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $38.8 million; Discount Rate 10%

Boomerang Tube LLC	$10,509	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $38.8 million; Discount Rate 10%

Boomerang Tube LLC	$111,754	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $38.8 million; Discount Rate 10%

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2017	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2017	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2017

Equities
Common Stock	$538,528	$–	$27,206	$–	$–	$–	$–	$565,734	$27,206
Preferred Stock	$262,298	$–	$18,359	$–	$–	$2,878	$–	$283,535	$18,359

Fixed Income
Asset Backed Securities	$–	$–	$–	$–	$–	$1,500,000	$–	$1,500,000	$–
Bank Loans	$1,618,268	$–	$(8,422)	$–	$344	$40,920	$(1,387,164)	$263,946	$(8,422)

Total	$2,419,094	$–	$37,143	$–	$344	$1,543,798	$(1,387,164)	$2,613,215	$37,143

Active Short Duration Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Asset-Backed Securities	$–	$124,978,081	$5,040,219	$130,018,300
Corporate Bonds	–	180,511,258	–	180,511,258
Mortgage-Backed Securities	–	3,777,413	–	3,777,413
U.S. Treasury & Government Agencies	–	13,070,080	–	13,070,080

Total Fixed Income	–	322,336,832	5,040,219	327,377,051

Purchased Options:
Call Option Purchased	–	543,938	–	543,938
Put Option Purchased	–	1,077,085	–	1,077,085

Total Purchased Options	–	1,621,023	–	1,621,023

Short-Term Investments:
Bank Deposit	–	239,949	–	239,949
Commercial Paper	–	91,203,844	–	91,203,844

Total Short-Term Investments	–	91,443,793	–	91,443,793

Derivative Securities:
Futures**	–	497,766	–	497,766

Total	$–	$415,899,414	$5,040,219	$420,939,633

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Liabilities:*
Derivative Securities:
Futures**	$–	$(174,432)	$–	$(174,432)
OTC — Credit Default Swaps	–	(76,086)	–	(76,086)

Total Derivative Securities	–	(250,518)	–	(250,518)

Total Investments	$–	$415,648,896	$5,040,219	$420,689,115

*	There were no transfers between levels 1 and 2 during the period ended December 31, 2017.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2017:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Asset-Backed Securities

AccessLex Institute 2002-A A2	$646,100	Broker Quote	Price source depth of 1

DRB Prime Student Loan Trust 2016-R A1	$1,159,528	Broker Quote	Price source depth of 1

EdLinc Student Loan Funding Trust 2017-A A	$1,936,440

SoFi Consumer Loan Program LLC 2015-A RC	$600,000	Broker Quote	Price source depth of 1

SoFi Professional Loan Program 2017-D R1	$698,151	Broker Quote	Price source depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2017	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2017	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2017

Asset Backed Securities	$5,241,812	$7,797	$(173,874)	$(2,394,587)	$8,645	$2,634,590	$(284,164)	$5,040,219	$(173,874)

Total	$5,241,812	$7,797	$(173,874)	$(2,394,587)	$8,645	$2,634,590	$(284,164)	$5,040,219	$(173,874)

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Total Return Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Asset-Backed Securities	$—	$8,465,483	$297,939	$8,763,422
Corporate Bonds	—	10,052,661	—	10,052,661
Foreign Government	—	256,500	—	256,500
Mortgage-Backed Securities	—	197,631	—	197,631
U.S. Treasury & Government Agencies	—	9,022,681	—	9,022,681

Total Fixed Income	—	27,994,956	297,939	28,292,895

Mutual Fund:
Mutual Fund	2,639,234	—	—	2,639,234
Purchased Options:
Call Option Purchased	—	61,734	—	61,734
Put Option Purchased	—	121,934	—	121,934

Total Purchased Options	—	183,668	—	183,668

Short-Term Investments:
Bank Deposit	—	362,022	—	362,022
Commercial Paper	—	4,194,304	—	4,194,304

Total Short-Term Investments	—	4,556,326	—	4,556,326

Derivative Securities:
Forward Foreign Currency Exchange Contracts	—	11,963	—	11,963
Futures**	—	6,080	—	6,080

Total Derivative Securities	—	18,043	—	18,043

Total	$2,639,234	$32,752,993	$297,939	$35,690,166

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	—	(10,487)	—	(10,487)
Futures**	—	(16,067)	—	(16,067)
OTC – Credit Default Swaps	—	(19,021)	—	(19,021)

Total Derivative Securities	—	(45,575)	—	(45,575)

Total Investments	$2,639,234	$32,707,418	$297,939	$35,644,591

*	There were no transfers between levels 1 and 2 during the period ended December 31, 2017.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2017:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Asset-Backed Securities

College Loan Corp. Trust 2017-1 B2	$38,700	Broker Quote	Price source depth of 1

DRB Prime Student Loan Trust 2016-R A1	$79,967	Broker Quote	Price source depth of 1

DRB Prime Student Loan Trust 2016-R A2	$79,967	Broker Quote	Price source depth of 1

EdLinc Student Loan Funding Trust 2017-A A	$99,305	Broker Quote	Price source depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2017	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2017	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2017

Asset Backed Securities	$410,163	$2	$1,234	$(225,364)	$41	$137,667	$(25,804)	$297,939	$1,234

Total	$410,163	$2	$1,234	$(225,364)	$41	$137,667	$(25,804)	$297,939	$1,234

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Corporate Bonds	$—	$3,432,663	$—	$3,432,663
Foreign Government	—	7,544,111	—	7,544,111

Total Fixed Income	—	10,976,774	—	10,976,774

Short-Term Investments:
Bank Deposit	—	174,788	—	174,788
Derivative Securities:
OTC – Credit Default Swaps	—	7,150	—	7,150
Forward Foreign Currency Exchange Contracts	—	166,761	—	166,761
OTC – Interest Rate Swaps	—	8,497	—	8,497

Total Derivative Securities	—	182,408	—	182,408

Total	$—	$11,333,970	$—	$11,333,970

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Liabilities:*
Derivative Securities:
OTC – Cross Currency Swaps	$—	$(27,068)	$—	$(27,068)
Forward Foreign Currency Exchange Contracts	—	(234,829)	—	(234,829)
Futures**	—	(3,066)	—	(3,066)
OTC – Interest Rate Swaps	—	(37,040)	—	(37,040)
OTC – Credit Default Swaps	—	(6,195)	—	(6,195)

Total Derivative Securities	—	(308,198)	—	(308,198)

Total Investments	$—	$11,025,772	$—	$11,025,772

*	There were no transfers between levels during the period ended December 31, 2017.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Emerging Markets Local Currency Debt Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Foreign Government	$—	$18,215,512	$—	$18,215,512

Total Fixed Income	—	18,215,512	—	18,215,512

Short-Term Investments:
Bank Deposit	—	1,885,090	—	1,885,090
Derivative Securities:
Forward Foreign Currency Exchange Contracts	—	247,402	—	247,402
OTC – Interest Rate Swaps	—	36,887	—	36,887

Total Derivative Securities	—	284,289	—	284,289

Total	$—	$20,384,891	$—	$20,384,891

Liabilities:*
Derivative Securities:
Centrally Cleared Credit Default Swaps**	—	(21,979)	—	(21,979)
Forward Foreign Currency Exchange Contracts	—	(359,744)	—	(359,744)
OTC – Interest Rate Swaps	—	(37,077)	—	(37,077)

Total Derivative Securities	—	(418,800)	—	(418,800)

Total Investments	$—	$19,966,091	$—	$19,966,091

*	There were no transfers between levels during the period ended December 31, 2017.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Global High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Bank Loans	$—	$260,420	$249,375	$509,795
Corporate Bonds	—	25,632,091	—	25,632,091

Total Fixed Income	—	25,892,511	249,375	26,141,886

Short-Term Investments:
Bank Deposit	—	86,325	—	86,325
Derivative Securities:
Forward Foreign Currency Exchange Contracts	—	8,585	—	8,585

Total	$—	$25,987,421	$249,375	$26,236,796

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	—	(9,528)	—	(9,528)

Total Investments	$—	$25,977,893	$249,375	$26,227,268

*	There were no transfers between levels during the period ended December 31, 2017.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2017:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Bank Loans

Centene Corp.	$249,375	Recent Transaction	Priced at cost until service priced

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2017	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2017	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2017

Fixed Income
Bank Loans	$255,372	$—	$(625)	$—	$—	$250,000	$(255,372)	$249,375	$(625)

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

U.S. High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Bank Loans	$—	$565,852	$249,375	$815,227
Corporate Bonds	—	30,781,162	—	30,781,162

Total Fixed Income	—	31,347,014	249,375	31,596,389

Short-Term Investments:
Bank Deposit	—	907,987	—	907,987

Total	$—	$32,255,001	$249,375	$32,504,376

Total Investments	$—	$32,255,001	$249,375	$32,504,376

*	There were no transfers between levels during the period ended December 31, 2017.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2017:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Bank Loans

Centene Corp.	$249,375	Recent Transaction	Priced at cost until service priced

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2017	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2017	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2017

Fixed Income
Bank Loans	$255,643	$—	$(625)	$—	$—	$250,000	$(255,643)	$249,375	$(625)

B.	When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Funds may enter into when-issued, delayed-delivery, forward commitment, or TBA transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

C.	Cash and Short-Term Investments

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At December 31, 2017, all cash and cash equivalents are held by the custodian.

D.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Interest income from securitized investments in which the Fund(s) has/have a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of income or subordinated notes), are recorded upon receipt. The accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary. These cash inflows are regularly reviewed to ensure these payments are not materially different from what would be required by GAAP reporting. Adjustments would be made if needed to address any changes.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

E.	Redemption Fees

The Funds do not have redemption fees.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G.	Federal Income Taxation

The Funds have elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. As of December 31, 2017, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of the filings.

H.	Dividends and Distributions

Each Fund declares a dividend daily based on the Adviser’s projections of the Funds’ estimated net investment income and distributes such dividend monthly. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Funds also pay a distribution at least annually from their net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

I.	Bank Loans

The Funds may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Funds invest may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Funds assume the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate

Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of the Funds’ bank loans. As of December 31, 2017, no Funds had unfunded loan commitments.

J.	Derivative Instruments

The following is a description of the derivative instruments that the Funds utilize as part of their investment strategy, including the primary underlying risk exposures related to the instrument.

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward foreign currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward foreign currency exchange contracts obligating the Funds to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Funds are also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. In addition, in the event of a bankruptcy of a clearing house, the Funds could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Funds is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Funds may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

The Funds may purchase call or put options. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of over-the-counter derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds may enter into swap options (“swaptions”). A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when a Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

The Funds may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty (or central clearing party in the case of centrally cleared swaps) a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty (or central clearing party in the case of centrally cleared swaps) over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, Active Short Duration Bond Fund and Total Return Bond Fund entered into credit default swaps based on a CMBX index, which is comprised of commercial mortgage-backed securities and a CDX index, which is comprised of North American and Emerging Market companies.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party daily.

Entering into swap agreements involves counterparty and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, that there may be unfavorable changes in interest rates, and, in the case of credit default swaps, that the Adviser does not

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the central clearing party.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

During the period ended December 31, 2017, the Funds’ direct investment in derivatives consisted of forward foreign currency exchange contracts, futures contracts, credit default swaps, interest rate swaps and purchased options.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of December 31, 2017:

Global Floating Rate Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$13,444

Total		$13,444

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(379,471)

Total		$(379,471)

Global Credit Income Opportunities Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$4,297	$–	$–	$4,297
Purchased Options	Investments, at fair value	–		276,000	276,000

Total		$4,297	$–	$276,000	$280,297

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(288,389)	$–	$–	$(288,389)

Total		$(288,389)	$–	$–	$(288,389)

Active Short Duration Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$497,766	$–	$497,766
Purchased Options	Investments, at fair value	1,621,023	–	1,621,023

Total		$2,118,789	$–	$2,118,789

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$(174,432)	$–	$(174,432)
OTC—Swaps Contracts	Swap contracts, at fair value	–	(76,086)	(76,086)

Total		$(174,432)	$(76,086)	$(250,518)

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Total Return Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$11,963	$–	$–	$11,963
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	6,080	–	6,080
Purchased Options	Investments, at fair value	–	183,668	–	183,668

Total		$11,963	$189,748	$–	$201,711

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK		TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(10,487)	$–	$		$(10,487)
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(16,067)		–	(16,067)
OTC – Swaps Contracts	Swap contracts, at fair value	–	–		(19,021)	(19,021)

Total		$(10,487)	$(16,067)		$(19,021)	$(45,575)

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Emerging Markets Debt Blended Total Return Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$166,761	$–	$–	$166,761
OTC – Swaps Contracts	Swap contracts, at fair value	–	8,497	7,150	15,647

Total		$166,761	$8,497	$7,150	$182,408

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(234,829)	$–	$	$(234,829)
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(3,066)	–	(3,066)
OTC – Swaps Contracts	Swap contracts, at fair value	(27,068)	(37,040)	(6,195)	(70,303)

Total		$(261,897)	$(40,106)	$(6,195)	$(308,198)

Emerging Markets Local Currency Debt Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$247,402	$–	$247,402
OTC – Swaps Contracts	Swap contracts, at fair value	–	36,887	36,887

Total		$247,402	$36,887	$284,289

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(359,744)	$–	$(359,744)
OTC – Swaps Contracts	Swap contracts, at fair value		(37,077)	(37,077)
	Includes cumulative unrealized appreciation/ depreciation of swap contracts as reported in thein the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(21,979)	(21,979)

Total		$(359,744)	$(59,056)	$(418,800)

Global High Yield Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$8,505

Total		$8,505

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(9,528)

Total		$(9,528)

Amount of Realized Gain/(Loss) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(995,150)

Total	$(995,150)

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(909,532)	$–	$–	$(909,532)
Purchased Options	–	(94,770)	(105,446)	(200,216)

Total	$(909,532)	$(94,770)	$(105,446)	$(1,109,748)

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Active Short Duration Bond Fund

	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$135,078	$–	$135,078
Purchased Options	(95,458)	–	(95,458)
Swaps Contracts	–	(19,098)	(19,098)

Total	$39,620	$(19,098)	$20,522

Total Return Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$6,153	$–	$–	$6,153
Futures Contracts	–	(8,197)	–	(8,197)
Purchased Options	–	(19,770)	–	(19,770)
Swaps Contracts	–	–	(3,828)	(3,828)

Total	$6,153	$(27,967)	$(3,828)	$(25,642)

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$13,529	$–	$–	$13,529
Futures Contracts	–	(8,600)	–	(8,600)
Swaps Contracts	–	57,300	29,609	86,909

Total	$13,529	$48,700	$29,609	$91,838

Emerging Markets Local Currency Debt Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$172,690	$–	$172,690
Swaps Contracts	–	27,151	27,151

Total	$172,690	$27,151	$199,841

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(316,456)

Total	$(316,456)

Change in Unrealized Appreciation/(Depreciation) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(58,509)

Total	$(58,509)

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(23,806)	$–	$–	$(23,806)
Purchased Options	–	68,777	(225,594)	(156,817)

Total	$(23,806)	$68,777	$(225,594)	$(180,623)

Active Short Duration Bond Fund

	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$72,952	$–	$72,952
Purchased Options	(19,519)	–	(19,519)
Swaps Contracts	–	(7,153)	(7,153)

Total	$53,433	$(7,153)	$46,280

Total Return Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(770)	$–	$–	$(770)
Futures Contracts	–	(14,288)	–	(14,288)
Purchased Options	–	5,297	–	5,297
Swaps Contracts	–	–	(2,142)	(2,142)

Total	$(770)	$(8,991)	$(2,142)	$(11,903)

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(31,084)	$–	$–	$(31,084)
Futures Contracts	–	2,868	–	2,868
Swaps Contracts	–	(3,270)	–	(3,270)

Total	$(31,084)	$(402)	$–	$(31,486)

Emerging Markets Local Currency Debt Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(165,113)	$–	$(165,113)
Swaps Contracts	–	(50,858)	(50,858)

Total	$(165,113)	$(50,858)	$(215,971)

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$77,840

Total	$77,840

Global Floating Rate Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	$29,964,882

Total	$29,964,882

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global Credit Income Opportunities Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$30,697,436	$–	$–	$30,697,436
Purchased Options(1)	–	13,000,000	35	13,000,035

Total	$30,697,436	$13,000,000	$35	$43,697,471

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Active Short Duration Bond Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts(1)	$1,314	$–	$1,314
Purchased Options(2)	8,281,333	–	8,281,333
OTC – Swaps Contracts	–	2,830,000	2,830,000

Total	$8,282,647	$2,830,000	$11,112,647

(1)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Total Return Bond Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$1,046,604	$–	$–	$1,046,604
Futures Contracts(2)	–	35	–	35
Purchased Options(1)	–	1,587,000	–	1,587,000
OTC – Swaps Contracts	–	–	610,000	610,000

Total	$1,046,604	$1,587,035	$610,000	$3,243,639

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Emerging Markets Debt Blended Total Return Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS		FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	Investments, at fair value	$19,003,196	$–	$–	$19,003,196
Futures Contracts(2)	Investments, at fair value	–	2	–	2
Centrally Cleared Credit Default Swaps Contracts(1)		189,980	4,141,939	1,250,000	5,581,919

Total		$19,193,176	$4,141,941	$1,250,000	$24,585,117

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Emerging Markets Local Currency Debt Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$14,478,874	$–	$14,478,874
OTC – Swaps Contracts	–	2,131,742	2,131,742
Centrally Cleared Credit Default Swaps Contracts(1)	–	804,752	804,752

Total	$14,478,874	$2,936,494	$17,415,368

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global High Yield Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	$7,105,741

Total	$7,105,741

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

K.	Disclosures about Offsetting Assets and Liabilities

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Global Floating Rate Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$13,444	$–	$13,444

Total	$13,444	$–	$13,444

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Credit Suisse International	$769	$(769)	$–	$–
Morgan Stanley & Co.	12,675	(12,675)	–	–

Total	$13,444	$(13,444)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2017.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$379,471	$–	$379,471

Total	$379,471	$–	$379,471

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Credit Suisse International	$14,921	$(769)	$–	$14,152
Morgan Stanley & Co.	364,550	(12,675)	–	351,875

Total	$379,471	$(13,444)	$–	$366,027

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2017.

Global Credit Income Opportunities Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$4,297	$–	$4,297
Purchased Options	276,000	–	276,000

Total	$280,297	$–	$280,297

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$2,225	$–	$–	$2,225
Goldman Sachs & Co.	2,072	(2,072)	–	–
Morgan Stanley & Co.	276,000	–	–	276,000

Total	$280,297	$(2,072)	$–	$278,225

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2017.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$288,389	$–	$288,389

Total	$288,389	$–	$288,389

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Goldman Sachs & Co.	$233,360	$(2,072)	$–	$231,288
JPMorgan Chase Bank N.A.	55,029	–	–	55,029

Total	$288,389	$(2,072)	$–	$286,317

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2017.

Active Short Duration Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Purchased Options	$1,621,023	$–	$1,621,023

Total	$1,621,023	$–	$1,621,023

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
JPMorgan Chase Bank N.A.	$1,621,023	$(34,177)	$(1,630,000)	$–

Total	$1,621,023	$(34,177)	$(1,630,000)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2017.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Swap Contracts	$54,973	$–	$54,973

Total	$54,973	$–	$54,973

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Goldman Sachs & Co.	$20,796	$–	$–	$20,796
JPMorgan Chase Bank N.A.	34,177	(34,177)	–	–

Total	$54,973	$(34,177)	$–	$20,796

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2017.

Total Return Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$11,963	$–	$11,963
Purchased Options	183,668	–	183,668

Total	$195,631	$–	$195,631

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$1,699	$(1,699)	$–	$–
BNP Paribas S.A.	1,751	(54)	–	1,697
Citibank N.A.	19	–	–	19
Goldman Sachs & Co.	6,286	(6,286)	–	–
JPMorgan Chase Bank N.A.	185,876	(10,926)	–	174,950

Total	$195,631	$(18,965)	$–	$176,666

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2017.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$10,487	$–	$10,487
Swap Contracts	13,935	–	13,935

Total	$24,422	$–	$24,422

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$2,730	$(1,699)	$–	$1,031
BNP Paribas S.A.	54	(54)	–	–
Goldman Sachs & Co.	10,712	(6,286)	–	4,426
JPMorgan Chase Bank N.A.	10,926	(10,926)	–	–

Total	$24,422	$(18,965)	$–	$5,457

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2017.

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$166,761	$–	$166,761
Swap Contracts	12,106	–	12,106

Total	$178,867	$–	$178,867

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$40,625	$(40,625)	$–	$–
BNP Paribas S.A.	13,456	(5,024)	–	8,432
Citibank N.A.	1,915	(1,620)	–	295
Goldman Sachs & Co.	78,452	(61,445)	–	17,007
JPMorgan Chase Bank N.A.	44,419	(44,419)	–	–

Total	$178,867	$(153,133)	$–	$25,734

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2017.

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$234,829	$–	$234,829
Swap Contracts	42,064	–	42,064

Total	$276,893	$–	$276,893

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$126,102	$(40,625)	$–	$85,477
BNP Paribas S.A.	5,024	(5,024)	–	–
Citibank N.A.	1,620	(1,620)	–	–
Goldman Sachs & Co.	61,445	(61,445)	–	–
JPMorgan Chase Bank N.A.	82,702	(44,419)	–	38,283

Total	$276,893	$(153,133)	$–	$123,760

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2017.

Emerging Markets Local Currency Debt Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$247,402	$–	$247,402
Swap Contracts	36,887	–	36,887

Total	$284,289	$–	$284,289

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$55,739	$(55,739)	$–	$–
BNP Paribas S.A.	29,475	(29,475)	–	–
Citibank N.A.	9,267	(9,267)	–	–
Goldman Sachs & Co.	150,706	(88,995)	–	61,711
JPMorgan Chase Bank N.A.	39,102	(39,102)	–	–

Total	$284,289	$(222,578)	$–	$61,711

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2017.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$359,744	$–	$359,744
Swap Contracts	37,077	–	37,077

Total	$396,821	$–	$396,821

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$110,200	$(55,739)	$–	$54,461
BNP Paribas S.A.	69,433	(29,475)	–	39,958
Citibank N.A.	11,304	(9,267)	–	2,037
Goldman Sachs & Co.	88,995	(88,995)	–	–
JPMorgan Chase Bank N.A.	113,996	(39,102)	–	74,894
State Street Bank & Trust Co.	2,893	–	–	2,893

Total	$396,821	$(222,578)	$–	$174,243

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2017.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Global High Yield Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$8,585	$–	$8,585

Total	$8,585	$–	$8,585

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Goldman Sachs & Co.	$8,585	$–	$–	$8,585

Total	$8,585	$–	$–	$8,585

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2017.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$9,528	$–	$9,528

Total	$9,528	$–	$9,528

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$9,528	$–	$–	$9,528

Total	$9,528	$–	$–	$9,528

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2017.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

L.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

M.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

N.	Counterparty Risk

The Funds seek to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Funds’ counterparties.

3.	Advisory Fee

The Funds have entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Funds have agreed to pay the Adviser a fee payable at the end of each calendar month as set forth below:

Global Floating Rate Fund	0.65% of average daily net assets
Global Credit Income Opportunities Fund	0.75% of average daily net assets

Active Short Duration Bond Fund	0.35% of average daily net assets
Total Return Bond Fund	0.40% of average daily net assets
Emerging Markets Debt Blended Total Return Fund	0.75% of average daily net assets
Emerging Markets Local Currency Debt Fund	0.75% of average daily net assets
Global High Yield Fund	0.60% of average daily net assets
U.S. High Yield Fund	0.55% of average daily net assets

The Adviser has contractually agreed to waive and/or reimburse a portion of its fees and/or reimburse expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of securities and extraordinary expenses) such that total net annual operating expenses (including 12b-1 fees) for each class do not exceed the following rates (as a percentage of average daily net assets allocated to each such class):

	CLASS A	CLASS C	CLASS I	CLASS Y
Global Floating Rate Fund	1.00%	1.75%	0.75%	0.75%
Global Credit Income Opportunities Fund	1.20%	1.95%	0.95%	0.95%
Active Short Duration Bond Fund	0.65%	0.90%	0.40%	0.40%
Total Return Bond Fund	0.80%	1.55%	0.55%	0.55%
Emerging Markets Debt Blended Total Return Fund	1.20%	1.95%	0.95%	0.95%
Emerging Markets Local Currency Debt Fund	1.20%	1.95%	0.95%	0.95%
Global High Yield Fund	1.05%	1.80%	0.80%	0.80%
U.S. High Yield Fund	1.00%	1.75%	0.75%	0.75%

Pursuant to the expense waiver/reimbursement agreement, the Adviser is entitled to be reimbursed for any fees the Adviser waives and Fund expenses that the Adviser reimburses for a period of three years following such fee waivers and expense reimbursements, to the

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

extent that such reimbursement of the Adviser by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The contractual management fee waiver and expense reimbursement agreements between the Funds and the Adviser will remain in effect until November 1, 2018 and may be terminated only upon the approval of the Funds’ Board of Trustees.

Subject to the supervision of the Adviser and the Board, BGA manages the investment and reinvestment of a portion of the assets of the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global High Yield Funds, as allocated from time to time to BGA. As compensation for its services, the Adviser (not the Funds) pays to BGA sub-advisory fees equal to the below percentages of the advisory fee paid to the Adviser by the applicable Fund, net of any fee waivers and/or expense reimbursements:

Global Floating Rate Fund	35%
Global Credit Income Opportunities Fund	35%
Emerging Markets Debt Blended Total Return Fund	50%
Global High Yield Fund	35%

The Adviser or its affiliates voluntarily agreed to waive certain fees for the Global Floating Rate Fund, the Active Short Duration Bond Fund, the Total Return Bond Fund, the Emerging Markets Debt Blended Total Return Fund and the Emerging Markets Local Currency Debt Fund in order to maintain a minimum net investment income of not less than $0. Such arrangements may be discontinued by the investment adviser at any time. For the six months ended December 31, 2017 the amount of the waivers were $5,462, $211, $5, $3,326 and $9,744, respectively.

4.	12b-1 Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) is the Distributor of the Funds’ shares as of December 31, 2017.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A and Class C shares may compensate certain financial institutions, including the Distributor, for certain distribution and shareholder servicing activities. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares and 1.00% (0.50% for Active Short Duration Bond Fund) of the value of the average daily net assets of a Fund attributable to Class C shares. The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds’ shares and service activities.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Boards’ members and a majority of those Boards’ members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

5.	Sales Charges and Commissions

For the six months ended December 31, 2017, the amount of sales charges retained by the Distributor on sales of Class A and Class C shares of the Funds were as follows:

CLASS C
Global Floating Rate Fund	$700
Global Credit Income Opportunities Fund	7
Emerging Markets Debt Blended Total Return Fund	98

For the six months ended December 31, 2017, the Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers:

	DISTRIBUTOR COMMISSIONS	DEALERS’ CONCESSIONS
Global Floating Rate Fund	$4,266	$68,807
Global Credit Income Opportunities Fund	8,041	75,417
Active Short Duration Bond Fund	–	3,175
Emerging Markets Debt Blended Total Return Fund	888	6,400

6.	Administrator, Custody, and Transfer Agent Fees

The Funds have engaged State Street Bank and Trust (“SSB”) to serve as the Funds’ administrator, custodian, and fund accountant. The Funds have engaged ALPS Fund Services, Inc. (“ALPS”) to serve as the Funds’ transfer agent. For each of these services, the Funds have agreed to pay SSB and ALPS fees payable at the end of each calendar month pursuant to fee agreements between SSB, ALPS, and the Funds, respectively. For the six months ended December 31, 2017, the fee for the services

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

performed by SSB was at the following annual rate of each Fund’s average daily managed assets:

Aggregate Administrator, Custodian and Fund Accountant Fee to SSB:

Global Floating Rate Fund	0.23%
Global Credit Income Opportunities Fund	0.22%
Active Short Duration Bond Fund	0.20%
Total Return Bond Fund	0.37%
Emerging Markets Debt Blended Total Return Fund	0.61%
Emerging Markets Local Currency Debt Fund	0.59%
Global High Yield Fund	0.35%
U.S. High Yield Fund	0.33%

For the six months ended December 31, 2017, the aggregate effective fee for the services performed by ALPS was at the following annual rate of each Fund’s average daily managed assets:

Transfer Agency Fee to ALPS:

Global Floating Rate Fund	0.01%
Global Credit Income Opportunities Fund	0.02%
Active Short Duration Bond Fund	0.01%
Total Return Bond Fund	0.07%
Emerging Markets Debt Blended Total Return Fund	0.24%
Emerging Markets Local Currency Debt Fund	0.22%
Global High Yield Fund	0.08%
U.S. High Yield Fund	0.06%

7.	Income Taxes

It is the Funds’ intention to qualify as a RIC under subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended June 30, 2017 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$5,697,657	$–	$2,580,175	$8,277,832
Global Credit Income Opportunities Fund	6,724,714	–	805,615	7,530,329
Active Short Duration Bond Fund	4,705,679	75,157	–	4,780,836
Total Return Bond Fund	800,010	–	–	800,010
Emerging Markets Debt Blended Total Return Fund	530,014	–	–	530,014
Emerging Markets Local Currency Debt Fund	559,981	32,131	–	592,112
Global High Yield Fund	2,356,560	383,823	–	2,740,383
U.S. High Yield Fund	2,602,629	–	–	2,602,629

In accordance with the Regulated Investment Company Modernization Act of 2010, the Funds will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

As of December 31, 2017, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Global Floating Rate Fund	$216,006,347	$3,127,545	$(4,906,585)	$(1,779,040)
Global Credit Income Opportunities Fund	179,165,787	4,084,450	(4,714,527)	(630,077)
Active Short Duration Bond Fund	420,929,970	1,823,327	(2,064,182)	(240,855)
Total Return Bond Fund	35,202,738	592,685	(150,832)	441,853
Emerging Markets Debt Blended Total Return Fund	10,646,514	828,403	(449,144)	379,259
Emerging Markets Local Currency Debt Fund	19,671,219	904,472	(609,600)	294,872
Global High Yield Fund	25,938,513	995,966	(707,210)	288,756
U.S. High Yield Fund	32,310,970	999,239	(805,833)	193,406

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

8.	Investment Transactions

Purchases and sales of securities (excluding short-term debt securities) for the six months ended December 31, 2017 were as follows:

	PURCHASES	SALES	GOVERNMENT PURCHASES	GOVERNMENT SALES
Global Floating Rate Fund	$71,936,522	$52,481,164	$–	$–
Global Credit Income Opportunities Fund	58,430,806	36,245,937	–	–
Active Short Duration Bond Fund	94,456,022	30,861,809	8,490,296	57,858,636
Total Return Bond Fund	5,090,894	3,912,601	30,706,057	30,101,189
Emerging Markets Debt Blended Total Return Fund	4,541,500	4,278,622	–	–
Emerging Markets Local Currency Debt Fund	14,069,566	1,566,462	–	–
Global High Yield Fund	8,961,681	10,305,569	–	–
U.S. High Yield Fund	8,862,331	8,879,920	–	–

9.	Common Stock

Transactions in common stock for the six months ended December 31, 2017 were as follows:

Global Floating Rate Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017		FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,030,287	$9,841,728	3,829,613	$36,363,931
Shares sold through reinvestments of distributions	117,729	1,123,674	146,369	1,393,229
Shares redeemed	(380,061)	(3,626,788)	(753,451)	(7,217,797)

Net increase	767,955	$7,338,614	3,222,531	$30,539,363

CLASS C
Shares sold	68,233	$649,027	282,492	$2,668,145
Shares sold through reinvestments of distributions	14,406	137,006	28,770	272,104
Shares redeemed	(89,896)	(854,275)	(215,649)	(2,030,225)

Net increase (decrease)	(7,257)	$(68,242)	95,613	$910,024

CLASS I
Shares sold	575,962	$5,511,861	2,214,829	$21,195,710
Shares sold through reinvestments of distributions	51,815	495,525	51,957	499,056
Shares redeemed	(414,566)	(3,959,994)	(2,378,284)	(22,670,813)

Net increase (decrease)	213,211	$2,047,392	(111,498)	$(976,047)

CLASS Y
Shares sold	2,146,480	$20,510,570	9,291,951	$88,449,851
Shares sold through reinvestments of distributions	269,674	2,578,126	484,693	4,604,438
Shares redeemed	(2,296,148)	(21,964,233)	(10,706,795)	(101,282,672)

Net increase (decrease)	120,006	$1,124,463	(930,151)	$(8,228,383)

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Global Credit Income Opportunities Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017		FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,086,291	$10,313,470	2,302,114	$21,436,358
Shares sold through reinvestments of distributions	81,790	776,115	106,536	999,227
Shares redeemed	(446,200)	(4,231,015)	(980,824)	(9,084,434)

Net increase	721,881	$6,858,570	1,427,826	$13,351,151

CLASS C
Shares sold	203,399	$1,925,575	419,598	$3,942,417
Shares sold through reinvestments of distributions	13,582	128,746	21,444	200,486
Shares redeemed	(69,750)	(660,688)	(150,039)	(1,403,298)

Net increase	147,231	$1,393,633	291,003	$2,739,605

CLASS I
Shares sold	–	$–	3,073	$26,732
Shares sold through reinvestments of distributions	47	440	98	913
Shares redeemed	–	–	(470,459)	(4,473,652)

Net increase (decrease)	47	$440	(467,288)	$(4,446,007)

CLASS Y
Shares sold	2,471,427	$23,444,647	5,823,585	$54,887,640
Shares sold through reinvestments of distributions	186,787	1,772,124	236,560	2,218,558
Shares redeemed	(1,023,162)	(9,696,974)	(2,585,294)	(24,389,480)

Net increase	1,635,052	$15,519,797	3,474,851	$32,716,718

Active Short Duration Bond Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017		FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	7,913,811	$79,180,960	15,421,798	$153,874,328
Shares sold through reinvestments of distributions	182,933	1,827,478	162,991	1,626,866
Shares redeemed	(3,872,244)	(38,711,824)	(7,690,111)	(76,746,051)

Net increase	4,224,500	$42,296,614	7,894,678	$78,755,143

CLASS C
Shares sold	73,439	$734,823	2,805	$28,000
Shares sold through reinvestments of distributions	795	7,936	543	5,417
Shares redeemed	(10,157)	(101,369)	(5,554)	(55,396)

Net increase (decrease)	64,077	$641,390	(2,206)	$(21,979)

CLASS I
Shares sold	20,309	$203,500	10,010	$100,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	(598,837)	(5,976,390)

Net increase (decrease)	20,309	$203,500	(588,827)	$(5,876,390)

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017		FOR THE YEAR ENDED JUNE 30, 2017
CLASS Y	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	10,515,174	$105,138,968	16,431,103	$163,786,901
Shares sold through reinvestments of distributions	287,091	2,865,494	247,545	2,469,485
Shares redeemed	(5,095,028)	(50,913,364)	(7,243,098)	(72,203,413)

Net increase	5,707,237	$57,091,098	9,435,550	$94,052,973

Total Return Bond Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017			FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT		SHARES	AMOUNT
Shares sold	–		$–	1,859	$19,007
Shares sold through reinvestments of distributions	23		231	45	449
Shares redeemed	(53)		(528)	(995)	(9,908)

Net increase (decrease)	(30)		$(297)	909	$9,548

CLASS C
Shares sold	–		$–	–	$–
Shares sold through reinvestments of distributions	–		–	–	–
Shares redeemed	–		–	–	–

Net increase	–	$		–	$–

CLASS I
Shares sold	–		$–	–	$–
Shares sold through reinvestments of distributions	–		–	–	–
Shares redeemed	–		–	–	–

Net increase	–	$		–	$–

CLASS Y
Shares sold	192,676		$1,949,375	497,579	$4,982,291
Shares sold through reinvestments of distributions	9,802		99,116	7,463	74,879
Shares redeemed	(40,365)		(408,149)	(49,321)	(493,631)

Net increase	162,113		$1,640,342	455,721	$4,563,539

Emerging Markets Debt Blended Total Return Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017		FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	39,297	$422,822	–	$–
Shares sold through reinvestments of distributions	1,351	14,242	–	–
Shares redeemed	(1,210)	(12,759)	–	–

Net increase	39,438	$424,305	–	$–

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017		FOR THE YEAR ENDED JUNE 30, 2017
CLASS C	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	938	$10,000	981	$9,740
Shares sold through reinvestments of distributions	83	868	20	208
Shares redeemed	(968)	(10,124)	(2)	(17)

Net increase	53	$744	999	$9,931

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS Y
Shares sold	10,633	$114,000	50,328	$529,500
Shares sold through reinvestments of distributions	1,569	16,593	212	2,219
Shares redeemed	(15,764)	(167,589)	(24,371)	(255,411)

Net increase (decrease)	(3,562)	$(36,996)	26,169	$276,308

Emerging Markets Local Currency Debt Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017		FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	22,431	$247,797	–	$–
Shares sold through reinvestments of distributions	464	4,982	–	–
Shares redeemed	(1,992)	(21,206)	–	–

Net increase	20,903	$231,573	–	$–

CLASS C
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS I
Shares sold	468,165	$5,000,000	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	468,165	$5,000,000	–	$–

CLASS Y
Shares sold	893,132	$9,714,062	–	$–
Shares sold through reinvestments of distributions	9,528	102,518	–	–
Shares redeemed	(31,613)	(341,099)	–	–

Net increase	871,047	$9,475,481	–	$–

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

Global High Yield Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017			FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT		SHARES	AMOUNT
Shares sold	–		$–	1,210	$12,543
Shares sold through reinvestments of distributions	36		365	34	351
Shares redeemed	–		–	(594)	(6,118)

Net increase	36		$365	650	$6,776

CLASS C
Shares sold	–		$–	13,247	$137,325
Shares sold through reinvestments of distributions	683		7,016	803	8,287
Shares redeemed	(221)		(2,306)	(417)	(4,337)

Net increase	462		$4,710	13,633	$141,275

CLASS I
Shares sold	–		$–	–	$–
Shares sold through reinvestments of distributions	–		–	–	–
Shares redeemed	–		–	–	–

Net increase		$		–	$–

CLASS Y
Shares sold	172,097		$1,801,529	143,843	$1,490,367
Shares sold through reinvestments of distributions	8,767		90,462	10,017	103,275
Shares redeemed	(221,882)		(2,307,672)	(15,575)	(162,145)

Net increase (decrease)	(41,018)		$(415,681)	138,285	$1,431,497

U.S. High Yield Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017		FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	149,029	$1,544,636	548,169	$5,757,935
Shares sold through reinvestments of distributions	13,548	140,164	12,725	133,626
Shares redeemed	(174,062)	(1,808,584)	(332,596)	(3,522,759)

Net increase (decrease)	(11,485)	$(123,784)	228,298	$2,368,802

CLASS C
Shares sold	–	$–	1,155	$12,126
Shares sold through reinvestments of distributions	68	698	37	390
Shares redeemed	–	–	(3)	(32)

Net increase	68	$698	1,189	$12,484

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	15,228	157,494	19,404	203,243
Shares redeemed	–	–	–	–

Net increase	15,228	$157,494	19,404	$203,243

Barings Funds Trust 2017 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2017 (Unaudited)

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2017		FOR THE YEAR ENDED JUNE 30, 2017
CLASS Y	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	109,056	$1,154,424	125,106	$1,312,934
Shares sold through reinvestments of distributions	13,597	140,353	8,719	91,482
Shares redeemed	(16,324)	(171,749)	(1,412)	(14,820)

Net increase	106,329	$1,123,028	132,413	$1,389,596

10.	Line of Credit

During the year ended June 30, 2017, the Trust (the “Borrower”) renewed its Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $40,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the Overnight LIBOR rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount. As of December 31, 2017, there were no loans outstanding pursuant to the Credit Agreement.

11.	Recently Issued Accounting Pronouncements

In October 2016, the SEC adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures, particularly the presentation of derivative investments, in investment company financial statements. The compliance date for the amendments to Regulation S-X was August 1, 2017 for reporting periods ended on or after that date, and the Funds’ financial statements are in compliance with those amendments.

12.	Subsequent Events

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to December 31, 2017 through the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Barings Funds Trust 2017 Semi-Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires that a majority of both the full Board of Trustees and the Trustees who are not interested persons of the Trust, as defined under the 1940 Act (“Independent Trustees”), voting separately, annually approve the continuation of the Investment Management Agreement between, Barings Funds Trust (the “Trust”), on behalf of each of its eight series funds (the “Funds”), and Barings LLC (“Barings”) (the “Management Agreement”) and the Sub-Advisory Agreement between Barings and Barings Global Advisers Limited (“BGA”) (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”). The Trustees considered matters bearing on the Funds and the Agreements at their meetings throughout the year, including a review of the Funds’ performance at each regular meeting. At in-person meetings held on May 4, 2017 and August 3, 2017 (the “Meetings”), the Trustees met for the purpose of considering whether to approve the continuation of the Agreements for the Funds. The Trustees’ review process and considerations in approving the Agreements are summarized below.

Prior to the Meetings, the Trustees requested and received from Morgan, Lewis & Bockius LLP, independent legal counsel to the Independent Trustees, a memorandum describing the Trustees’ legal responsibilities in connection with their review and approval of the Agreements. The Independent Trustees met prior to the August Board meeting with independent legal counsel to discuss their duties, the memorandum and the Agreements. The Trustees noted that they initially approved the Agreements for Barings Global Credit Income Opportunities Fund and Barings Global Floating Rate Fund in July 2013, and that they initially approved the Agreements for Barings Active Short Duration Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Emerging Markets Local Currency Debt Fund, Barings Global High Yield Fund, Barings Total Return Bond Fund and Barings U.S. High Yield Fund in January 2015. The Trustees also requested and received from Barings extensive written and oral information regarding various matters including: the principal terms of the Agreements; Barings and its personnel; the Funds’ investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Funds; the financial strength of Barings; the fee arrangements between Barings and each Fund and each Fund’s fee and expense information, including comparative fee and expense information; the profitability of the Agreements to Barings; and the potential “fallout” benefits to Barings resulting from the Agreements.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board and not the result of any single issue. Some of the more significant factors that influenced the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to different factors. It is also important to recognize that the Board’s review of the Agreements is the result of ongoing review and discussion, rather than a single discussion. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements throughout the year and in prior years.

The Trustees considered the terms of the Agreements, including the scope of the advisory and non-advisory services provided under the Agreements or otherwise. In evaluating the nature, scope and quality of the services provided by Barings to Barings Active Short Duration Bond Fund, Barings Emerging Markets Local Currency Debt Fund, Barings Total Return Bond Fund and Barings U.S. High Yield Fund; and by Barings and BGA to Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Credit Income Opportunities Fund, Barings Global Floating Rate Fund and Barings Global High Yield Fund (“BGA Funds”), the Trustees considered the specific responsibilities of each of Barings and BGA in the day-to-day management of the Fund, the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day management of the Fund, the ability of each of Barings and BGA to attract and retain high-quality personnel, and the organizational depth and stability of each of Barings and BGA. The Trustees also considered the trading capabilities of each of Barings and BGA.

The Trustees reviewed the Funds’ investment performance, as well as the performance of peer groups of funds, over various time periods, using information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and Barings. The Trustees noted that the net total return performance of Class I shares of each of the Funds was as follows: Barings Global Floating Rate Fund ranked in the 1st quintile of its Broadridge performance universe for each of the one-year, two-year and three-year periods ended March 31, 2017 (the 1st quintile being the best performers and the 5th quintile being the worst performers); Barings Global Credit Income Opportunities Fund ranked in the 1st quintile of its Broadridge performance universe for each of the one-year, two-year and three-year periods ended March 31, 2017; Barings Active Short Duration

Barings Funds Trust 2017 Semi-Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT (CONTINUED)

Bond Fund ranked in the 2nd quintile of its Broadridge performance universe for the one-year period ended March 31, 2017; Barings Total Return Bond Fund ranked in the 1st quintile of its Broadridge performance universe for the one-year period ended March 31, 2017; Barings Emerging Markets Debt Blended Total Return Fund ranked in the 1st quintile of its Broadridge performance universe for the one-year period ended March 31, 2017; Barings Emerging Markets Local Currency Debt Fund ranked in the 4th quintile of its Broadridge performance universe for the one-year period ended March 31, 2017; Barings Global High Yield Fund ranked in the 1st quintile of its Broadridge performance universe for the one-year period ended March 31, 2017; and Barings U.S. High Yield Fund ranked in the 1st quintile of its Broadridge performance universe for the one-year period ended March 31, 2017. In the course of their deliberations, the Trustees also took into account information provided by Barings during investment review meetings conducted with portfolio management personnel during the course of the year. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the performance achieved by Barings and BGA.

The Trustees considered the investment management fee paid by each Fund to Barings pursuant to the Management Agreement. The Trustees noted that Barings (and not the BGA Funds) pays BGA its sub-advisory fee under the Sub-Advisory Agreement. In assessing the reasonableness of the fee paid by the Funds under the Management Agreement, the Trustees considered, among other information, each Fund’s advisory fee and the total expense ratio for the Fund’s shares as a percentage of net asset value and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the Broadridge data (which takes into account any fee reductions or expense limitations that were in effect during the last fiscal year), the effective advisory fee rate and total expense ratio for each Fund’s Class I shares were as follows: Barings Global Floating Rate Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; Barings Global Credit Income Opportunities Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; Barings Active Short Duration Bond Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; Barings Total Return Bond Fund’s effective advisory fee rate was in-line with the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; Barings Emerging Markets Debt Blended Total Return Fund’s effective advisory fee rate was in-line with the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; Barings Emerging Markets Local Currency Debt Fund’s effective advisory fee rate was in-line with the Broadridge expense group median and total expense ratio was higher than the Broadridge expense group average; Barings Global High Yield Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; and Barings U.S. High Yield Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average.

The Trustees then considered that, as each Fund’s assets increase, each Fund and its shareholders would be expected to realize economies of scale as certain expenses, such as fixed operating costs, become a smaller percentage of overall assets. They considered the extent to which any such savings would benefit shareholders and Barings’ statement that it would consider proposing breakpoints in the management fee payable by a Fund once a Fund approached the break-even point. The Trustees noted that Barings has instituted caps on expenses that insulate shareholders from the effects on expenses of the Funds’ relatively small size.

The Trustees reviewed information prepared by Barings regarding Barings’ costs of managing the Funds, and the profitability of the Management Agreement to Barings. In considering the profitability of Barings, the Board noted that BGA is an affiliate of Barings and is paid by Barings, and, therefore, did not consider BGA’s profitability separately. The Trustees then considered potential “fall-out” benefits to Barings and its affiliates as a result of Barings’ relationship with the Trust. The Board concluded that, in light of the expected costs of providing investment management and other services to the Trust and Barings’ commitment to cap the expenses of each Fund, the other ancillary benefits that Barings and its affiliates expect to receive supported the approval of the Agreements. The Trustees concluded that, at this time, and in light of the nature, extent and quality of the respective services provided by Barings, the fee rates and expenses of each Fund supported the approval of the Management Agreement and the Sub-Advisory Agreement.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, concluded that the Management Agreement and the Sub-Advisory Agreement should be continued for an additional one-year period through August 2018.

    Barings Funds Trust

Item 2.	Code of Ethics.

Not applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.	Schedule of Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	The Registrant has posted its Code of Ethics on its website at

www.barings.com/assets/user/media/Open-End-Fund-Code-of-Ethics.pdf..

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.1 Cert

Exhibit 99.2 Cert

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act is attached hereto.

Exhibit 99.906 Cert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Barings Funds Trust

By (Signature and Title)	/s/ Duncan Robertson
Duncan Robertson, President (Principal Executive Officer)

Date	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Duncan Robertson
Duncan Robertson, President (Principal Executive Officer)

Date	March 9, 2018

By (Signature and Title)	/s/ Carlene Pollock
Carlene Pollock, Chief Financial Officer (Principal Financial Officer)

Date	March 9, 2018